DISCOVERY SELECT
                            GROUP RETIREMENT ANNUITY




                       SEMI-ANNUAL REPORT TO PARTICIPANTS
                                  June 30, 2000






                               [GRAPHIC OMITTED]










         PRUDENTIAL |X| AIM ADVISORS |X| JANUS |X| MFS |X| OPCAP ADVISORS
                      |X| T. ROWE PRICE |X| WARBURG PINCUS











DISCOVERY SELECT GROUP Retirement Annuity is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ. DISCOVERY SELECT is offered through Pruco Securities Corporation, Prudential Securities, Inc. and Prudential Investment Management Services LLC. All are subsidiaries of the Prudential Insurance Company of America.

                                                                          [LOGO]
--------------------------------------------------------------------------------

                                                          PERFORMANCE RESULTS

                  DISCOVERY SELECT(SM) GROUP RETIREMENT ANNUITY
                        FOR PERIODS ENDED JUNE 30, 2000
                         FOR CONTRACTS OTHER THAN BISYS

      The following returns reflect the deduction of all fees and charges, except for possible withdrawal charges.

--------------------------------------------------------------------------------------------------------------------
                                                                   NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                                                             YEAR TO       ONE       THREE      FIVE   TEN YEAR OR
                                                              DATE(4)      YEAR       YEAR      YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio(1) .................         2.43%       4.58%      3.99%     41.2%       3.93%
--------------------------------------------------------------------------------------------------------------------
BONDS
--------------------------------------------------------------------------------------------------------------------
Prudential Diversified Bond Portfolio ................         2.29%       2.71%      3.49%      4.93%      6.70%
Prudential Government Income Portfolio ...............         3.92%       3.31%      4.53%      4.62%      6.29%
Prudential High Yield Bond Portfolio .................        -2.38%      -1.83%      1.47%      5.33%      8.37%
--------------------------------------------------------------------------------------------------------------------
BALANCED
--------------------------------------------------------------------------------------------------------------------
Prudential Conservative Balanced Portfolio ...........         0.89%       2.95%      7.44%      9.52%      9.02%
Prudential Flexible Managed Portfolio ................         0.15%       .078%      7.36%     10.93%     10.46%
--------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------------
OpCap Advisors OCC Accumulation Trust
 Managed Portfolio(2) ................................        -3.46%      -5.91%      4.74%     12.08%     14.92%
Prudential Equity Portfolio ..........................        -5.94%      -8.84%      7.20%     12.78%     13.15%
T. Rowe Price Equity Income Portfolio ................        -3.16%     -11.05%      6.12%     13.33%     14.18%[x]
--------------------------------------------------------------------------------------------------------------------
LARGE CAP BLEND
--------------------------------------------------------------------------------------------------------------------
AIM V.I Growth & Income Fund .........................         0.63%      17.31%     21.68%     22.46%     21.21%[x]
AIM V.I Value Fund ...................................        -0.76%      12.07%     21.07%     20.59%     20.04%[x]
MFS Research Series ..................................         5.77%      19.93%     18.12%       N/A      20.27%[x]
Prudential Stock Index Portfolio .....................        -1.04%       5.88%     18.55%     22.42%     16.32%
--------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Growth Portfolio ..................         1.21%      24.28%     27.43%     25.46%    21.23%[x]
Prudential Jennison Portfolio ........................         3.47%      26.99%     29.90%     26.19%    27.94%[x]
MFS Emerging Growth Series ...........................        -2.76%      51.55%     34.91%       N/A     30.13%[x]
--------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE
--------------------------------------------------------------------------------------------------------------------
OpCap Advisors OCC Accumulation Trust Small
 Cap Portfolio(2) ....................................        12.72%       6.30%      1.44%      8.67%     11.30%
Prudential Equity Portfolio ..........................        -5.80%     -10.83%      4.75%     11.43%     12.15%
--------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust Post-Venture Capital
  Portfolio ..........................................         4.29%      50.50%     24.88%       N/A      19.89%[x]
--------------------------------------------------------------------------------------------------------------------
WORLD/INTERNATIONAL EQUITY(3)
--------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio ...........         2.39%      68.71%     28.20%     30.73%     24.68%[x]
Prudential Global Portfolio ..........................        - 1.49      32.41%     18.56%     18.41%     12.37%
T. Rowe Price International Stock Portfolio ..........        - 5.22      21.14%      9.47%     11.99%     10.25%[x]

--------------------------------------------------------------------------------

                         PERFORMANCE RESULTS (CONTINUED)

The following returns are legally required for comparison purposes and are after the deduction of all fees and charges, including the maximum possible withdrawal charges.* For an explanation of these charges, consult the "Charges, Fees and Deductions" section of your prospectus.


--------------------------------------------------------------------------------------------------------------------
                                                                          AVERAGE ANNUAL TOTAL RETURN
                                                          YEAR TO       ONE          THREE      FIVE     TEN YEAR OR
                                                           DATE(4)      YEAR          YEAR       YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio(1)..................     -2.63%      -0.48%         3.00%      3.90%      3.88%
--------------------------------------------------------------------------------------------------------------------
BONDS
--------------------------------------------------------------------------------------------------------------------
Prudential Diversified Bond Portfolio ................     -2.77%      -2.35%         2.49%      4.71%      6.66%
Prudential Government Income Portfolio ...............     -1.14%      -1.75%         3.55%      4.40%      6.26%
Prudential High Yield Bond Portfolio .................     -7.44%      -6.89%         0.43%      5.11%      8.34%
--------------------------------------------------------------------------------------------------------------------
BALANCED
--------------------------------------------------------------------------------------------------------------------
Prudential Conservative Balanced Portfolio ...........     -4.17%      -2.11%         6.51%      9.33%      8.99%
Prudential Flexible Managed Portfolio ................     -4.91%      -4.28%         6.43%     10.76%     10.44%
--------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------------
OpCap Advisors OCC Accumulation Trust
 Managed Portfolio(2) ................................     -8.52%     -10.97%         3.76%     11.91%     14.90%
Prudential Equity Portfolio ..........................    -11.00%     -13.90%         6.27%     12.62%     13.14%
T. Rowe Price Equity Income Portfolio ................     -8.22%     -16.11%         5.17%     13.17%     14.15%[x]
--------------------------------------------------------------------------------------------------------------------
LARGE CAP BLEND
--------------------------------------------------------------------------------------------------------------------
AIM V.I Growth & Income Fund .........................     -4.43%      12.25%        20.96%     22.34%     21.19%[x]
AIM V.I Value Fund ...................................     -5.82%       7.01%        20.34%     20.47%     20.02%[x]
MFS Research Series ..................................      0.71%      14.87%        17.36%        N/A     20.15%[x]
Prudential Stock Index Portfolio .....................     -6.10%       0.82%        17.79%     22.31%     16.20%
--------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Growth Portfolio ..................     -3.85%      19.22%        26.77%     25.36%     21.21%[x]
Prudential Jennison Portfolio ........................     -1.59%      21.93%        29.27%     26.09%     27.92%[x]
MFS Emerging Growth Series ...........................     -7.82%      46.49%        34.33%       N/A      30.04%[x]
--------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE
--------------------------------------------------------------------------------------------------------------------
OpCap Advisors OCC Accumulation Trust Small
 Cap Portfolio(2) ....................................       7.66%       1.24%         0.40%      8.49%     11.27%
Prudential Equity Income Portfolio ...................     -10.86%     -15.89%         3.78%     11.26%     12.12%
--------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust Post-Venture Capital
 Portfolio ...........................................     -0.77%      45.44%     24.19%        N/A     19.53%[x]
--------------------------------------------------------------------------------------------------------------------
WORLD/INTERNATIONAL EQUITY(3)
--------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio ...........     -2.67%       63.65%       27.56%     30.64%     24.66%[x]
Prudential Global Portfolio ..........................     -6.55%       27.35%       17.80%     18.28%     12.35%
T. Rowe Price International Stock Portfolio ..........     -10.28%      16.08%        8.58%     11.83%     10.21%[x]




* The Maximum Withdrawal Charges per contract year:
Contract Year                                           1        2        3        4        5       Thereafter
                                                        ------------------------------------------------------
Withdrawal Charge:                                      5%       4%       3%       2%       1%      0%

                                    FOOTNOTES

[x] Performance results are from the following dates the portfolios were first made available to the public through life insurance and annuity contracts. Discovery Select(SM) Group Retirement Annuity was first offered in June 1997.

     AIM V.I Growth and Annual Income Fund                  May 2, 1994
     AIM V.I Value Fund                                     May 5, 1993
     Janus Apsen Series Growth Portfolio                    September 13, 1993
     Janus Aspen Series International Growth Portfolio      May 2, 1994
     MFS Emerging Growth Series                             July 24, 1995
     MFS Research Series                                    July 24, 1995
     Prudential Jennison Portfolio                          May 1, 1995
     T. Rowe Price Equity Income Portfolio                  March 31,1994
     T. Rowe Price International Stock Portfolio            March 31, 1994
     Warburg Pincus Trust Post Venture Capital Portfolio    September 30, 1996

1. An investment in the Money Market Portfolio is not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the portfolio will be able to maintain a stable unit value. It is possible to lose money by investing in the portfolio.

2. Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994 an investment company which had commenced operation on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds, the Old Trust and the present OCC Accumulation Trust (the "Trust"), at which time the Trust commenced operations. The total net assets for the Managed and Small Cap Portfolios immediately after the transaction were $682,601,380 and $139,812,573 respectively with respect to the Old Trust and for the Managed and Small Cap Portfolios, $51,345,103 and $8,129,274, respectively with respect to the Trust. For the period prior to September 16, 1994, the performance figures above for the Managed and Small Cap Portfolios reflect the performance of the corresponding portfolios of the Old Trust.

3. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes. This may result in greater share price volatility.

4.   Year to Date are not annualized.

Returns reflect hypothetical investment experience as though Discovery Select(SM) Group Retirement Annuity had been in existence since the inception date of the underlying portfolio. Discovery Select(SM) Group Retirement Annuity was first offered in June 1997.

Investment return and principal value of the Portfolios will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value be more or less than the total principal investment made. The performance information represents past performance and is no guarantee of future results. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses and product-related insurance charges.

At times, certain funds' performance may be extraordinarily high due to investing in sectors that achieved unprecedented returns. There can be no assurance that this performance can be repeated in the future.

Investment in a Portfolio involves various risks which are more fully described in the Discovery Select(SM) Group Retirement Annuity prospectus. For more complete information about the Discovery Select(SM) Group Retirement Annuity, including management fees and expenses, please call Prudential to obtain a free prospectus. Please read it carefully before you invest. Discovery Select(SM) Group Retirement Annuity is offered through these affiliated Prudential subsidiaries: Prudential Securities Incorporated; Pruco Securities Corporation; Prudential Investment Management Services LLC.

The Discover Select Group Retirement Annuity is a group annuity insurance product issued by the Prudential Insurance Company of America, Newark, NJ. Prudential Investments is a business unit of the Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Ed 6/30/2000


                                              PERFORMANCE RESULTS

                                  DISCOVERY SELECT(SM) GROUP RETIREMENT ANNUITY
                                       FOR PERIODS ENDED JUNE 30, 2000
                                              FOR BISYS CONTRACTS

                     THE FOLLOWING RETURNS REFLECT THE DEDUCTION OF ALL FEES AND CHARGES,
                                   EXCEPT FOR POSSIBLE WITHDRAWAL CHANGES.
---------------------------------------------------------------------------------------------------------------------------------
                                                                           NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                                                                      YEAR TO         ONE       THREE      FIVE    TEN YEAR OR
                                                                      DATE(1)         YEAR       YEAR      YEAR   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio(1) ............................       2.33%         4.38%      3.78%       3.91%    3.72%
---------------------------------------------------------------------------------------------------------------------------------
BONDS
---------------------------------------------------------------------------------------------------------------------------------
Prudential Diversified Bond Portfolio ...........................       2.19%         2.51%      3.29%       4.72%    6.48%
Prudential Government Income Portfolio ..........................       3.82%         3.10%      4.32%       4.41%    6.08%
Prudential High Yield Bond Portfolio ............................      -2.48%        -2.03%      1.27%       5.12%    8.15%
---------------------------------------------------------------------------------------------------------------------------------
BALANCED
---------------------------------------------------------------------------------------------------------------------------------
Prudential Conservative Balance Portfolio .......................       0.79%         2.74%      7.22%       9.30%    8.81%
Prudential Flexible Managed Portfolio ...........................       0.05%         0.58%      7.15%      10.80%   10.40%
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
OpCap Advisors OCC Accumulation Trust Managed
  Portfolio(2) ..................................................      -3.56%        -6.10%      4.53%      44.86%   14.69%
Prudential Equity Portfolio .....................................      -6.03%        -9.02%      6.98%      12.56%   12.93%
T. Rowe Price Equity Income Portfolio ...........................      -3.25%       -11.22%      5.90%      13.10%   13.96%[x]
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP BLEND
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth & Income Fund ...................................       0.53%        17.80%     21.44%      22.21%   20.97%[x]
AIM V.I. Value Fund .............................................      -0.86%        11.85%     20.83%      20.35%   19.81%[x]
MFS Research Series .............................................       5.67%        19.69%     17.89%       N/A     20.03%[x]
Prudential Stock Index Portfolio ................................      -1.14%         5.67%     18.31%      22.18%   16.09%
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Growth Portfolio .............................       1.12%        24.03%     27.17%      25.12%   20.99%[x]
Prudential Jennison Portfolio ...................................       3.37%        26.73%     29.64%      25.94%   27.69%[x]
MFS Emerging Growth Series ......................................      -2.86%        51.25%     34.64%       N/A     29.87%[x]
---------------------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
OpCap Advisors OCC Accumulation Trust Small Cap
 Portfolio(2) ...................................................      12.61%         6.09%      1.23%       8.46%   11.08%
Prudential Equity Income Portfolio ..............................      -5.89%       -11.01%      4.54%      11.21%   11.92%

---------------------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust Post-Venture Capital Portfolio .............       4.19%        50.20%     24.63%       N/A     19.65%[x]
---------------------------------------------------------------------------------------------------------------------------------
WORLD/INTERNATIONAL EQUITY(3)
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series International Growth Portfolio ...............       2.28%        68.37%     27.95%      30.47%   24.43%[x]
Prudential Global Portfolio .....................................      -1.59%        32.15%     18.32%      18.17%   12.15%
T. Rowe Price International Stock Portfolio .....................      -5.31%        20.90%      9.25%      11.77%   10.03%[x]

                                                 PERFORMANCE RESULTS (CONTINUED)

The following returns are legally required for comparison purposes and are after the deduction of all fees and charges, including the maximum possible withdrawal charges*. For an explanation of these charges, consult the "Charges, Fees and Deductions" section of your prospectus.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                              YEAR TO        ONE          THREE         FIVE       TEN YEAR OR
                                                               DATE(4)       YEAR          YEAR         YEAR     SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio(1).......................    -2.73%       -0.68%         2.79%        3.69%        3.68%
---------------------------------------------------------------------------------------------------------------------------------
BONDS
---------------------------------------------------------------------------------------------------------------------------------
Prudential Diversified Bond Portfolio .....................    -2.87%       -2.55%         2.29%        4.50%        6.45%
Prudential Government Income Portfolio ....................    -1.24%       -1.96%         3.34%        4.19%        6.04%
Prudential High Yield Bond Portfolio ......................    -7.54%       -7.09%         0.23%        4.90%        8.12%
---------------------------------------------------------------------------------------------------------------------------------
BALANCED
---------------------------------------------------------------------------------------------------------------------------------
Prudential Conservative Balanced Portfolio ................    -4.27%       -2.32%         6.29%        9.12%        8.78%
Prudential Flexible Managed Portfolio .....................    -5.01%       -4.48%         6.22%       10.63%       10.37%
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
OpCap Advisors OCC Accumulation Trust Managed
 Portfolio(2) .............................................    -8.62%      -11.16%         3.55%       11.69%       14.68%
Prudential Equity Portfolio ...............................   -11.09%      -14.08%         6.05%       12.40%       12.91%
T.Rowe Price Equity Income Portfolio ......................    -8.31%       16.28%        4.95%       12.94%        13.92%[x]
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP BLEND
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth & Income Fund .............................    -4.53%      12.02%        20.71%       22.10%        20.94%[x]
AIM V.I. Value Fund .......................................    -5.92%       6.97%        20.10%       20.22%        19.78%[x]
MFS Research Series .......................................     0.61%      14.63%        17.12%         N/A         19.91%[x]
Prudential Stock Index Portfolio ..........................    -6.20%       0.61%        17.55%       22.06%        16.07%
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Growth Portfolio .......................    -3.94%      18.97%        26.51%       25.11%        20.97%[x]
Prudential Jennison Portfolio .............................    -1.69%      21.67%        29.01%       25.84%        27.66%[x]
MFS Emerging Growth Series ................................    -7.92%      46.19%        34.05%         N/A         29.78%[x]
---------------------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
OpCap Advisors OCC Accumulation Trust Small Cap
 Portfolio(2) .............................................     7.55%       1.03%         0.19%        8.27%        11.05%[x]
Prudential Equity Income Portfolio ........................   -10.95%     -16.07%         3.56%       11.04%        11.90%[x]
---------------------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust Post-Venture Capital Portfolio .......    -0.87%      45.14%        23.94%         N/A         19.28%[x]
---------------------------------------------------------------------------------------------------------------------------------
WORLD/INTERNATIONAL EQUITY(3)
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series International Growth Portfolio .........    -2.78%      63.31%        27.30%       30.38%        24.41%[x]
Prudential Global Portfolio ...............................    -6.65%      27.09%        17.56%       18.04%        12.12%
T.Rowe Price International Stock Portfolio ................   -10.37%      15.84%         8.36%       11.60%         9.99%[x]

*The Maximum Withdrawal Charges per contract year:
Contract Year:                                                     1      2      3     4      5      Thereafter
                                                                   --------------------------------------------
Withdrawal Charges:                                                5%     4%     3%    2%     1%     0%

                                    FOOTNOTES

1. An investment in the Money Market Portfolio is not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the portfolio will be able to maintain a stable unit value. It is possible to lose money by investing in the portfolio.

2. Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds, the Old Trust and the present OCC Accumulation Trust (the "Trust"), at which time the Trust commenced operation. The total net assets for the Managed and Small Cap Portfolios immediately after the transaction were $682,601,380 and $139,812,573 respectively with respect to the Old Trust and for the Managed and Small Cap Portfolios, $51,345,103 and $8,129,274, respectively, with respect to the Trust. For the period prior to September 16,1994, the performance figures above for the managed and Small Cap portfolios reflect the performance of the corresponding portfolios of the Old Trust.

3. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes. This may result in greater share price volatility.

[x] Performance results are from the following dates the portfolios where first made available to the public through life insurance and annuity contracts. Discovery Select(SM) Group Retirement Annuity was first offered in June 1997.

     AIM V.I. Growth and Income Fund                          May 2, 1994
     AIM V.I Value Fund                                       May 5, 1993
     Janus Aspen Series Growth Portfolio                      September 13, 1993
     Janus Aspen Series International Growth Portfolio        May 2, 1994
     MFS Emerging Growth Series                               July 24, 1995
     MFS Research Series                                      July 24, 1995
     Prudential Jennison Portfolio                            May 1, 1995
     T. Rowe Price Equity Income Portfolio                    March 31, 1994
     T. Rowe Price International Stock Portfolio              March 31, 1994
     Warburg Pincus Trust Post Venture Capital Portfolio      September 30, 1996

4.   Year to Date returns are not annualized.

Returns reflect hypothetical investment experience as though Discovery Select(SM) Group Retirement Annuity had been in existence since the inception date of the underlying portfolio. Discovery Select(SM) Group Retirement Annuity was first offered in June 1997.

Investment return and principal value of the Portfolios will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made. The performance information represents past performance and is no guarantee of future results The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses and product-related insurance charges.

At times, certain funds(1) performance may be extraordinarily high due to investing in sectors that achieved unprecedented returns. There can be no assurance that this performance can be repeated in the future.

Investment in a portfolio involves various risks which are more fully described in the Discovery Select(SM) Group Retirement Annuity Prospectus. For more complete information about the Discovery Select(SM) Group Retirement Annuity, including management fees and expenses, please call prudential to obtain a free prospectus. Please read it carefully before you invest. The Discovery Select(SM) Group Retirement Annuity is offered through these affiliated Prudential subsidiaries: Prudential Securities Incorporated; Pruco Securities Corporation:
Prudential Investment Management Services LLC.

The Discovery Select Group Retirement Annuity, and the Guaranteed Interest Account group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ. Prudential Investments is a business unit of the Prudential Insurance Company of America, 751 Broad Street, Newark NJ 07102-3777.

Ed 6/30/2000

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to Contract Owner.......................................................1
Commentary and Outlook.......................................................2-5

--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.  PORTFOLIOS
--------------------------------------------------------------------------------
      Money Market Portfolio.................................................6-7
      Diversified Bond Portfolio.............................................8-9
      Government Income Portfolio..........................................10-11
      Conservative Balanced Portfolio......................................12-13
      Flexible Managed Portfolio...........................................14-15
      High Yield Bond Portfolio............................................16-17
      Stock Index Portfolio ...............................................18-19
      Equity Income Portfolio..............................................20-21
      Equity Portfolio.....................................................22-23
      Prudential Jennison Portfolio........................................24-25
      Global Portfolio.....................................................26-27

FINANCIAL REPORTS
      Financial Statements....................................................A1
      Schedule of Investments.................................................B2
      Notes to Financial Statements...........................................C1
      Financial Highlights....................................................D1

AIM Management Group, Inc.
     AIM V.I. Growth and Income Fund
     AIM V.I. Value

JANUS
     Janus Aspen Series - Growth Portfolio
     Janus Aspen Series -  International Growth  Portfolio

MFS
     MFS Research Series
     MFS Emerging Growth Series

OPCAP ADVISORS
    OpCap Advisors OCC Accumulation Trust - Small Cap Portfolio
    OpCap Advisors OCC Accumulation Trust - Managed Portfolio

T. ROWE PRICE ASSOCIATES, INC.
    Equity Income Portfolio
    International Stock Portfolio


WARBERG PINCUS COUNSELORS, INC.
     Warburg Pincus Trust Global Post-Venture Capital Portfolio


This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus. It is for the
information of persons participating in
the DISCOVERY SELECT(SM) Group Retirement
Annuity Contracts. This report describes the DISCOVERY SELECT(SM) Group Variable
Annuity Contracts*, group variable annuity contracts offered by The
Prudential Insurance Company of America
("Prudential"), a mutual Life insurance
company, in connection with retirement
arrangements that qualify for federal
tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 and with non-qualified annuity arrangements.

LETTER TO CONTRACT OWNERS
--------------------------------------------------------------------------------
Six Months Ended June 30, 2000



CHAIRMAN
JOHN R. STRANGFELD

"The first six months of the new century were among the most tumultuous in recent market history."



DEAR CONTRACT OWNER:

This Semiannual Report reviews the investment strategies and performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

LOOKING BACK
The first six months of the new century were among the most tumultuous in recent market history. The seemingly endless upward trajectory of new economy stocks--those in the technology, media and telecommunications industries--came to an abrupt halt in late March. Signs that inflation might be rising in the U.S., continued interest rate hikes, and high stock valuations caused investors to flee the technology-laden Nasdaq market in droves. A long-anticipated U.S. market correction was underway, and its impact was felt across the global marketplace.

MAINTAIN A LONG-TERM OUTLOOK
In summary, it was an eventful period in the financial markets--one that we believe magnifies the value of several time-tested investment fundamentals. First, maintaining a long-term outlook for your investments is vital. Market fluctuations will occur, and reacting to short-term events is often ill-advised. As a case in point, we've already seen a rebound in several sectors that performed poorly during the second quarter of the year.

DIVERSIFICATION IS KEY
Second, the financial markets are a moving target. As such, many investors find themselves buying at market highs when they gravitate to the strongest-performing sectors. A more sound approach is to diversify your portfolio across a wide variety of investments. And take special care to rebalance your portfolio should your asset allocation strategy veer from its original course.

RELY ON YOUR FINANCIAL PROFESSIONAL
Third, if you find yourself tempted to react to the latest market gyrations, turn to your financial professional for guidance. He or she can review your overall goals and determine if changes to your portfolio are necessary. This is particularly important during periods of extreme market volatility.


Sincerely,


/s/ John R. Strangfeld


John R. Strangfeld
Chairman,
The Prudential Series Fund, Inc.                                   July 17, 2000

EQUITY COMMENTARY
--------------------------------------------------------------------------------
June 30, 2000

Turbulence and change in equity market
--------------------------------------------------------------------------------
Not only did the first half of 2000 include some of the most turbulent days in U.S. stock market history, there were dramatic reversals of fortune at other time scales as well--by quarter and by month. Many of these reversals canceled each other out, so that by the end of June the S&P 500 had only a small net loss and the Russell 2000 Index of small-cap stocks only a modest gain.

The main market stories over this period were the net correction (downward) of extended telecommunications stocks and the see saw like rise of health care, power utilities and energy stocks. The technology sector skyrocketed up, corrected, then moved ahead again in a sharp June advance. Cyclical stocks--basic materials (such as paper and forest products and metals), consumer cyclicals (such as retail, autos and hotels), and capital goods (such as engineering and construction)--had steep declines. These trends were global in scope (except for capital goods, which had a moderately good local currency return in Europe that translated into a marginally positive return for dollar-based investors).

The result was a net advantage over the six months for growth over value investing except among small caps, where the most speculative technology stocks fell so much in March through May that they couldn't catch up in their June surge. Small-cap (the Russell 2000 sectors) energy (excluding integrated oil companies) and healthcare stocks had excellent catch-up returns of 52% and 36%, respectively. Overall, midcap stocks had the best performance of any market capitalization class, with midcap growth stocks the only equity market capitalization range with strong returns.

Performance of Key Stock Market Indexes
Through June 30, 2000

[GRAPH]

         S&P/      S&P/       Russell    Russell     MSCI       MSCI      MSCI
  S&P    BARRA     BARRA      2000      2000      World Free   Europe    Japan
  500    Value     Growth     Value     Growth     Index*      Index*    Index*

-0.43%   -4.07%     2.63%     5.85%      1.23%      -2.56%      -3.08%   -5.37%

Strong economic growth creates fears and opportunities
--------------------------------------------------------------------------------
This pattern was driven by rapid U.S. economic growth, which led the Federal Reserve to continue to raise interest rates. Rising interest rates hurt the stocks of rapidly growing companies whose value lies in their future earnings:
The present value of such future earnings is reduced in a rising interest rate environment. Moreover, the fear that rising interest rates would cut off economic growth hurt both growth and cyclical stocks. Moreover, a growing global imbalance of supply and demand for oil created a turnaround in energy. Oil service companies performed quite well. A shortage of electricity generating capacity in the United States, as well as low inventories of the natural gas that is burned by many new generation plants, strengthened the domestic utility sector stocks overall, although some companies remained vulnerable to rising fuel prices.

A global downturn
--------------------------------------------------------------------------------
Only the Nordic region provided moderately good returns, led by Sweden. Other than that, the picture was generally bleak except for a few scattered individual countries with good returns: Canada, France, Malaysia, Israel, Venezuela and the Czech Republic.


*In U.S. currency.

Sources: Morgan Stanley Capital International, Standard & Poor's, Frank Russell Company, and Prudential as of June 30, 2000. All indexes are unmanaged and provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

The views expressed are as of July 17, 2000, and are subject to change based on market and other conditions.

IFS-200001-A050472

EQUITY OUTLOOK
--------------------------------------------------------------------------------
June 30, 2000


Stocks are at a fair value
--------------------------------------------------------------------------------
Our models show that overall stock prices are at about fair value on the basis of today's earnings growth and interest rates. That means the markets should be able to sustain ordinary rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. One good sign is that downward revisions of earnings estimates are less common this year than usual. Value investors are benefiting from the recent trends toward stocks that are more defensive than most, but that also have good growth prospects--such as drugs and utilities. Growth investors are focused on long-term structural changes in the economy: wireless and broadband telecommunications and the growth of the Internet companies. They tend to avoid companies whose earnings are tied to the business cycle.

Internationally, the European economic recovery is also creating opportunities. Moreover, the signs that China is serious about opening its economy bode well for the industrialized countries in northern Asia that can export there: Korea, Japan, Hong Kong, and Taiwan.

Stock selection key
--------------------------------------------------------------------------------
The discrepancies in pricing between value and growth stocks are smaller than previously, and stock selection is likely to become more important than sector differences. Technology companies will find investment capital more expensive. Companies with strong balance sheets, positive cash flows, or access to cash should still be able to grow. In sectors dependent upon commodity prices, there may be substantial differences between firms exposed to rising prices and those whose supplies are locked in. Investment opportunities generally are likely to be more scattered than in the sector-focused markets we have had recently.

NOTE: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.


Performance of U.S. Market Sectors Through June 30, 2000

Year to Date


[GRAPH]

                     Capital               Communication     Basic      Consumer                Consumer
Technology   Energy   Goods    Utilities    Services       Materials   Cyclicals   Healthcare   Staples   Financials  Transportation

  3.0%        4.7%    -1.2%      15.3%       -15.1%         -24.8%      -18.9%       23.7%        -2.4%     -0.5%        5.0%


S&P 500 Index Sector Weightings

[GRAPH]

Technology 32.8%
Financials 12.7%
Healthcare 11.6%
Consumer Staples 10.3%
Consumer Cyclicals 7.4%
Capital Goods 8.0%
Communication Services 6.8%
Energy 5.4%
Basic Materials 1.9%
Utilities 2.5%
Transportation 0.6%


Source: Standard & Poor's as of June 30, 2000. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

IFS-200001-A050472

BOND COMMENTARY
--------------------------------------------------------------------------------
June 30, 2000


A good first half for U.S. Treasuries
--------------------------------------------------------------------------------
Prices of most U.S. Treasury securities climbed during the first half of 2000, leaving prices of other U.S. fixed-income securities far behind. Favorable technical factors and moderating economic growth sparked a rally primarily in longer-term Treasuries.

Initially, though, Treasuries began 2000 on a weak note. The U.S. economy had expanded rapidly in late 1999. Investors therefore feared the Federal Reserve might repeatedly increase short-term interest rates to prevent the economy from exceeding what the central bank believes to be its speed limit. In anticipation, investors required higher bond yields, which forced bond prices lower.

However, the sell-off soon turned into a rally, at least for longer-term Treasuries. The U.S. Treasury Department cut back issuance of its securities because a growing federal budget surplus has reduced its borrowing needs. It also commenced a program to buy back up to $30 billion of older, mostly longer-term Treasuries by the end of 2000. Taken together, these two developments set off a stampede to buy longer-term Treasuries.

The enthusiasm for longer-term Treasuries faded as it became clear the Fed's quarter-point rate hikes in February and March would be followed by a half-point increase in mid May. Some investors worried the Fed might prove too heavy handed and trigger an economic downturn that would sap corporate earnings. Not surprisingly, prices of investment-grade and high-yield U.S. corporate bonds got hit even harder than Treasuries during this time. High-yield (junk) bonds also suffered, because a growing number of companies failed to make interest and principal payments on their junk bonds in May.

Not until reports began to show that the economy was gradually losing steam did prices of U.S. fixed-income securities once again turn higher. Signs of moderating economic growth might mean the Fed would soon be finished increasing rates. Amid this change in market sentiment, prices in U.S. debt securities markets gained in June. Nevertheless, among U.S. bond markets, the Treasury market finished in first place for the six-month period, helped by the strong performance of its longer-term securities earlier in the year.

But an even better first half for emerging market bonds
--------------------------------------------------------------------------------
Although Treasuries performed impressively, the top fixed-income market for the first half of 2000 was emerging market bonds, based on Lehman Brothers indexes. They returned a solid 7.59% as economic fundamentals in several developing countries proved stronger than expected. Rising prices of oil, gas, and other natural resources strengthened the economies of some developing nations that export these commodities. Improving economic conditions in turn boosted their foreign currency reserves. Moreover, some countries cut their financing costs by swapping new bonds for older debt securities. These positive developments and others attracted investors to emerging market bonds.

Among nations with developed economies, the government bond markets of Australia, Canada and the United Kingdom posted attractive returns on a local currency basis but lower returns when expressed in U.S. dollars. Their central banks, which have repeatedly increased short-term rates to keep their respective economies from overheating, are widely believed to be near the end of their current tightening cycles.

Performance of Fixed-Income Market Indexes Through June 30, 2000


      Global            U.S. Mortgage-    Emerging                    U.S. Aggregate    U.S. Corp.                    U.S. Corporate
(U.S. dollar) Index   Backed Securities   Markets   U.S. Treasuries     Index        Invest. Grade   U.S. Municipals   High Yield
       -0.08%                3.67%         7.59%         5.37%            3.99%          2.68%            4.48%           -1.21%


Source: Lehman Brothers as of June 30, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.


IFS-200001-A050472

BOND OUTLOOK 2000
--------------------------------------------------------------------------------
June 30, 2000

Current cycle of Fed rate hikes may be nearly over
--------------------------------------------------------------------------------

The commonly accepted wisdom holds that increases in short-term interest rates hurt bonds. However, the Federal Reserve's unusually large half-point rate hike in May 2000 might benefit U.S. fixed-income markets--at least in the long run. This could prove true if the Fed's largest rate increase in more than five years proves to be a signal that it has nearly completed its current round of tightening monetary policy.

Since June 1999, the U.S. central bank has raised rates six times. The first five were quarter-point rate hikes and the sixth was for half of a percentage point. Taken together, these moves lifted the federal funds rate (the rate U.S. banks charge each other for overnight loans) to 6.50%, its highest level since January 1991.

While rates remained unchanged after its latest meeting in June 2000, the U.S. central bank warned more rate hikes could follow, because it is not convinced that recent indications of an economic slowdown will last. The implied yield on federal funds futures contracts indicates the Fed is expected to raise short-term rates by another quarter of a percentage point later this year.

We too believe the central bank's current series of rate hikes is just about over. We expect inflation to taper off as U.S. economic activity continues to moderate in coming months, lessening the need for further moves by the Fed.

We see good value in the U.S. high-yield bond market
--------------------------------------------------------------------------------
Historically, bond returns have been strong in the 12-month period following the completion of a Fed tightening cycle. An examination of 12-month returns as measured by the Lehman Aggregate Index shows U.S. bonds posted double-digit returns after the end of each of the last six Fed tightening cycles. Although we do not expect U.S. bond markets to perform as strongly this time around, we nonetheless see room for improvement, particularly in the market for high-yield
(junk) corporate bonds.

Compared with the yield on 10-year U.S. Treasuries, junk bond yields earlier in the year rose to their highest levels in nearly a decade. The huge difference in yields partly reflects the scarcity value of Treasuries. The supply of Treasuries is shrinking because growing federal budget surpluses have reduced the government's need to borrow.

But the large gap in yields also occurred because volatile stock prices and an increase in the junk bond default rate hurt demand for high-yield bonds.

Bond investors were more cautious about lending money to companies whose market values were fluctuating wildly. Like stock investors, they were concerned about the impact of a slowdown on corporate earnings. However, the economy is not expected to slip into a recession, and investor cash flows into junk bond mutual funds turned positive in the last two weeks of June. This may herald a change in trend.

The trend had been downhill as net flows into bond mutual funds turned strongly negative early in the year. Looking back, retail investors left bond funds in droves in 1987 and 1994 before substantial bull markets began, according to data by International Strategy and Investment (ISI) and Lehman Brothers. In the same vein, an ISI survey showed institutional investors have not been this bearish on bonds since the end of the 1994 and 1996 bear markets.

Investors that return to the junk bond market will find yields at very attractive levels. Both the nominal yield and the real yield (yield minus the inflation rate) have been at such high levels only once or twice in the past ten years, based on data from Lehman Brothers.

Municipal bond yields are also attractive. Thirty-year insured munis rated AAA are yielding roughly 97% as much as 30-year Treasury bonds. Although prices of municipal bonds have already gained this year, we believe they will rise further if a continued light supply of tax-exempt securities meets with strong demand from investors.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.

IFS-200001-A050472

PRUDENTIAL SERIES FUND

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
June 30, 2000


INVESTMENT GOAL

Current income, stability of capital and maintenance of liquidity.

TYPES OF INVESTMENTS

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.


Seven-Day Current Net Yields

              Money Market Portfolio(1)    Average Money Market Fund(3)

                         4.63                           4.28
July|99                  4.73                           4.33
                         4.73                           4.35
                         4.77                           4.38
                         4.84                            4.4
Aug|99                   4.82                           4.42
                         4.83                           4.42
                         4.85                           4.47
                         4.88                            4.5
                          4.9                           4.55
Sept|99                  4.95                           4.59
                         4.96                           4.61
                         4.98                           4.65
                         5.03                           4.67
Oct|99                   5.09                           4.68
                         5.11                           4.71
                         5.11                           4.74
                         5.14                           4.77
Nov|99                   5.16                           4.81
                         5.19                           4.81
                         5.24                           4.87
                         5.28                           4.92
                         5.29                           4.98
Dec|99                   5.38                           5.01
                         5.46                           5.07
                         5.56                           5.13
                         5.65                           5.16
Jan|00                   5.56                           5.07
                          5.7                           5.17
                         5.67                           5.14
                         5.72                           5.11
Feb|00                   5.58                           5.12
                          5.6                           5.13
                          5.6                           5.16
                          5.6                           5.17
                         5.63                           5.19
March|00                 5.62                           5.19
                         5.61                            5.2
                         5.62                           5.24
                         5.68                           5.29
April|00                 5.72                           5.36
                         5.74                           5.35
                         5.73                           5.38
                         5.75                           5.39
May|00                   5.76                            5.4
                         5.74                           5.42
                         5.84                           5.49
                         5.97                           5.61
                         6.11                           5.69
June|00                  6.14                           5.74
                         6.15                           5.78
                         6.17                           5.81
                         6.12                           5.86


Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 6/27/2000.

Performance Summary

                                        Six                                                       7-day
Average Annual Returns                 Months    1-Year    3-Year    5-Year    10-Year     Current Net Yield(1)
----------------------                 ------    ------    ------    ------    -------     --------------------
Money Market Portfolio(1)               2.94%     5.65%     5.38%     5.37%     5.07%            6.12%
---------------------------------------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg.(2)       2.80%     5.34%     5.13%     5.14%     4.82%            N/A


Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.


The six months that ended on June 30, 2000, were ripe with attractive opportunities to invest in money market securities. The Federal Reserve repeatedly increased short-term interest rates, which pushed money market yields sharply higher. Our investment strategy enabled the Portfolio to benefit from this trend.

The Prudential Series Fund Money Market Portfolio returned 2.94% for the six months, compared with a 2.80% return reported by the average money market fund as tracked by Lipper, Inc. On June 27, 2000, the Portfolio's seven-day yield was 6.12%, up from 5.65% on December 28, 1999.

(An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.)




Performance Review
--------------------------------------------------------------------------------
The Fed's short-term rate hikes have led to higher yields on money market funds, but yields on long-term U.S. Treasuries have fallen amid a shrinking supply of these securities. Therefore, yields on money market funds have generally reached levels that are comparable with yields on long-term Treasuries.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
(2) The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
(3) Source: iMoneyNet, Inc. As of 6/27/2000, based on 316 funds in the iMoneyNet General Purpose Universe.

Strategy Session
--------------------------------------------------------------------------------
As we discussed in our previous letter to shareholders, the Portfolio has sizable holdings of adjustable-rate securities, most of which carry interest rates that adjust periodically based on London Interbank Offered Rates (LIBORs).

These adjustable-rate securities were issued in 1999 with unusually wide yield spreads by banks and corporations rushing to complete their year-end borrowing early. The companies wanted to minimize any problems that might occur if computers malfunctioned when switching their internal dates from 1999 to 2000. After the change of year proceeded relatively smoothly in the financial markets, yield spreads on adjustable-rate securities began to narrow toward historical norms. This trend enhanced the Portfolio's relative performance.

In early 2000, the Federal Reserve was expected to increase short-term interest rates to curb U.S. economic growth and check inflation. Investors began to push money market yields higher in anticipation of this change in monetary policy.

Our Portfolio positioning allowed us the flexibility to avoid purchasing longer-term money market securities and to essentially wait for short-term rates to rise to levels commensurate with our expectations for tighter monetary policy. Specifically, the Portfolio's weighted average maturity (WAM), which had begun the quarter significantly longer than that of its competition, gradually shortened. (WAM is a measurement tool that determines a Portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a Portfolio.) Having our WAM shorten enabled the Portfolio to have plenty of money to buy money market securities when sharply higher yields became available later in the spring of 2000.

In light of the Fed's short-term rate increases in February, March and May, yields on one-year bank and corporate securities nearly rose to 7.50% in May and June. Although these yields were attractive, we bought six-month securities because we believed the Fed would continue to raise rates aggressively. Our purchases lengthened the Portfolio's WAM until it was once again longer than that of its competitive average. It is always tough to predict when rates will peak, and in hindsight we should have bought one-year securities in the last week of May and early June, because money market yields seem to have crested during that time.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS MANOLITA BRASIL AND JOSEPH TULLY

[PHOTO OF MANOLITA BRASIL]

[PHOTO OF JOSEPH TULLY]

"We believe the Fed's unusually large half-point rate hike in May could signal that its current round of tightening monetary policy is nearly over. We expect economic activity to continue to moderate this year, decreasing the amount of additional Fed rate hikes that might be necessary."

Portfolio Composition

                             as of 6/30/2000
                             ---------------

Other Commercial Paper                 26.9%
Other Corporate Obligations            21.8%
Yankee Commercial Paper                14.8%
U.S. Bank Obligations (Domestic)       13.8%
Foreign Bank Obligations               10.1%
Bank Holding Company Obligations        6.7%
Loan Participations                     3.0%
Funding Agreements                      1.6%
U.S. Government & Agencies              1.3%

Source: Prudential. Holdings are subject to change.

PRUDENTIAL SERIES FUND
DIVERSIFIED BOND PORTFOLIO


June 30, 2000
--------------------------------------------------------------------------------


INVESTMENT GOAL

High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS

U.S. government securities, mortgage-backed bonds, both investment-grade and high-yield ("junk bond") corporate debt and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.


$10,000 Invested Over Ten Years

              Diversified Bond   Lipper (VIP) Corp.   Lehman Aggregate
                Portfolio(1)     Debt BBB Avg.(2)     Bond Index(3)

June 90            10,000              10,000              10,000
                   10,599              10,364              10,596
June 91            11,075              10,923              11,070
                   12,341              12,136              12,292
June 92            12,676              12,512              12,624
                   13,228              13,091              13,202
June 93            14,185              14,184              14,112
                   14,569              14,691              14,489
June 94            14,013              13,968              13,928
                   14,098              14,068              14,066
June 95            15,801              15,806              15,676
                   17,020              16,919              16,665
June 96            16,759              16,654              16,462
                   17,769              17,592              17,270
June 97            18,499              18,158              17,804
                   19,291              19,370              18,937
June 98            20,147              20,156              19,681
                   20,671              20,744              20,582
June 99            20,332              20,330              20,300
                   20,519              20,408              20,413
June 2000          21,095              20,996              21,227


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Diversified Bond Portfolio(1)          2.80%   3.75%   4.47%   5.95%   7.75%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. Debt BBB Avg.(2)    3.08%   3.48%   5.08%   5.95%   7.68%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3)         3.99%   4.56%   6.04%   6.25%   7.82%
--------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/83.


Prices of investment-grade U.S. corporate bonds could not keep up with gains in the prices of longer-term U.S. Treasuries during the six months that ended on June 30, 2000. Corporate bonds underperformed as that market sold off, because the Federal Reserve repeatedly increased short-term interest rates, and strong investor demand for a shrinking supply of longer-term Treasuries caused their prices to rally.

Within the corporate bond market, BBB-rated debt securities did not perform as well as higher-rated bonds because many market participants favored the more conservative investments. The Portfolio's holdings of BBB-rated corporate bonds were therefore a drag on its relative performance.

The Prudential Series Fund Diversified Bond Portfolio returned 2.80% for the six months compared with 3.08% for the Lipper (VIP) Corporate Debt BBB Average.


Performance Review
--------------------------------------------------------------------------------
U.S. high-yield corporate bonds, or junk bonds, also underperformed Treasuries during the six months. Besides the rise in short-term rates, the high-yield bond market was hurt by a record level of redemptions from mutual funds that invest in high-yield bonds. We reduced our exposure to these below-investment-grade debt securities.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
(2) The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
(3) The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Strategy Session
--------------------------------------------------------------------------------
During most of the first half of 2000, the difference between the yields of investment-grade U.S. corporate bonds and comparable U.S. Treasury securities widened dramatically. Two major developments drove this trend.

First, investors pushed corporate bond yields higher (and their prices lower) as the Federal Reserve raised short-term rates three times to cool off the U.S. economy and dampen inflation. Fear that an economic slowdown could sap corporate profits also hurt corporate bonds.

Second, yields on longer-term Treasuries fell (and their prices rose) as investors rushed to buy a dwindling supply of these securities. The U.S. Treasury Department reduced issuance of its securities and began to buy back up to $30 billion of mostly longer-term Treasuries by the end of the year. Growing federal budget surpluses have lowered the government's borrowing needs and allowed it to pay off some of its publicly held debt.

We adopted a more defensive investment strategy reflecting the trend toward tighter monetary policy. We sold some of our longer-term corporate bonds and purchased shorter-term corporate bonds to maintain yield while reducing price risk and volatility. We also took profits on some of the Portfolio's emerging market bonds, which had performed well in the first three months of 2000. We used some of the proceeds to buy longer-term Treasuries, which increased the Portfolio's overall holdings of Treasuries to 15% of its total investments as of June 30, 2000, from 10% as of December 31, 1999.

From a credit quality perspective, our high-yield bonds consisted mostly of BB-rated securities that performed relatively well versus the high-yield market. We sold some of our BB-rated bonds, which fell to 7% of the Portfolio's total investments from 11%. BBB-rated corporate bonds accounted for roughly 40% of the Portfolio's total investments throughout the six months. Despite their strong performance in June, BBB was the worst-performing ratings category among investment-grade corporate bonds for the period ending June 30, 2000. Therefore, our large BBB exposure hurt the Portfolio's relative performance, as did losses on our Conseco bonds, whose rating was downgraded by major credit rating agencies.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER STEVEN KELLNER

[PHOTO OF STEVEN KELLNER]

"Prices of investment-grade U.S. corporate bonds rallied in June as signs of slower U.S. economic growth fueled hope that the Fed may be nearly finished tightening monetary policy for this interest rate cycle. If this turns out to be true, we believe corporate bond prices will continue to gain in the second half of the year."

Portfolio Composition

                             as of 6/30/2000
                             ---------------

Corporate Bonds                        66.7%
U.S. Treasuries                        15.6%
Short-Term                             12.2%
Asset-Backed                            3.2%
Mortgages                               2.0%
Equity Securities                       0.3%


Credit Quality

                             as of 6/30/2000
                             ---------------

U.S. Government & Agencies             17.6%
AAA                                     5.5%
AA                                      8.0%
A                                      17.3%
BBB                                    32.0%
BB                                      7.0%
B                                       1.1%
Short-Term/Cash                        11.5%

Average Credit Quality                     A
Duration                           5.1 years
Average Maturity                   9.6 years

Source: Prudential. Holdings are subject to change.

PRUDENTIAL SERIES FUND
GOVERNMENT INCOME PORTFOLIO

June 30, 2000

INVESTMENT GOAL

High level of income over the long term consistent with the preservation of capital.

TYPES OF INVESTMENTS

Primarily intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies and mortgage-backed securities such as GNMA, FNMA and FHLMC bonds and foreign government securities.

INVESTMENT STYLE

The Portfolio seeks high current return by selecting bonds that offer an attractive combination of current income and price appreciation. The Portfolio Manager's goal is to select bonds believed to offer the best value in a given market climate.

$10,000 Invested Over Ten Years

                                    [GRAPH]

                 Government Income      Lipper (VIP) General      Lehman Gov't.
                     Portfolio(1)        U.S. Gov't. Avg.(2)      Bond Index(3)
                 -----------------      --------------------      -------------
June|90                10,000                 10,000                  10,000
                       10,512                 10,588                  10,637
June|91                10,735                 10,967                  11,014
                       12,205                 12,255                  12,266
June|92                12,293                 12,526                  12,528
                       12,919                 13,111                  13,152
June|93                14,092                 14,091                  14,144
                       14,542                 14,412                  14,554
June|94                13,727                 13,715                  13,955
                       13,791                 13,821                  14,063
June|95                15,442                 15,381                  15,638
                       16,477                 16,364                  16,642
June|96                16,076                 16,031                  16,343
                       16,842                 16,787                  17,103
June|97                17,285                 17,253                  17,552
                       18,470                 18,312                  18,743
June|98                19,199                 18,998                  19,527
                       20,148                 19,860                  20,589
June|99                19,621                 19,445                  20,122
                       19,604                 19,480                  20,129
June|2000              20,473                 20,267                  21,129

   The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Six
Average Annual Returns                   Months 1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Government Income Portfolio(1)           4.43%   4.34%   5.80%   5.80%   7.43%
--------------------------------------------------------------------------------
Lipper (VIP) General U.S. Gov't. Avg.(2) 4.28%   4.22%   5.43%   5.51%   7.32%
--------------------------------------------------------------------------------
Lehman Gov't. Bond Index(3)              4.97%   5.01%   6.38%   6.20%   7.77%
--------------------------------------------------------------------------------

Government Income portfolio inception date: 5/1/89.

The first half of 2000 proved to be a bullish period for the U.S. Treasury market, which outperformed all other U.S. fixed-income markets, according to Lehman Brothers indexes. Favorable technical factors and moderating economic growth sparked a strong rally primarily in the prices of longer-term Treasuries.

The Prudential Series Fund Government Income Portfolio posted a 4.43% return that surpassed the 4.28% return of the Lipper (VIP) General U.S. Government Average during the first six month of 2000. The Portfolio had sizable positions in longer-term Treasuries, the strongest-performing sector of the Treasury market during our six-month review period.

The guarantee on U.S. Treasuries applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares. Mortgage-backed securities entail additional prepayment and extension risks.

Performance Review
--------------------------------------------------------------------------------
Although we sold some of our U.S. Treasuries, they remained about 20% of the Portfolio's total investments throughout our six-month review period. Maintaining considerable positions in Treasuries, particularly longer-dated ones, helped the Portfolio's relative performance. A look at the Lehman Brothers U.S. Treasury Index shows Treasuries maturing in 20 years or longer, posted the strongest returns of the six-month period in the Treasury market.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

(2) The Lipper Variable Insurance Products (VIP) General U.S. Government Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The Lehman Government Bond Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Strategy Session
--------------------------------------------------------------------------------
The Federal Reserve raised short-term interest rates three times, which drove up borrowing costs for consumers and businesses. The Fed hoped that by raising rates and thereby increasing the cost of borrowing vehicles such as mortgages and credit cards, it could curb economic activity and prevent rising inflation. As the Fed tightened monetary policy, yields on shorter-term Treasuries also rose, pushing their prices lower.

Meanwhile, the U.S. Treasury Department began to buy back up to $30 billion of mostly longer-term Treasuries, and it also reduced issuance of Treasuries. Growing federal budget surpluses have lowered governmental borrowing needs. The prospect of a decreased supply and increased demand for Treasuries drove their yields lower (and prices higher), especially among longer-term Treasuries.

The combined effect of the Fed rate hikes pushing yields on shorter-dated Treasuries higher and the buyback program driving yields on longer-term Treasuries lower caused an inversion of the Treasury yield curve, which is a graph that depicts yields on the shortest to the longest bonds. Normally, longer-dated bonds provide higher yields to compensate for the greater risk associated with investing for a longer time. But on June 30, 2000, yields on two- and 30-year Treasuries stood at 6.36% and 5.89%, respectively.

Prices of both mortgage-backed securities and federal agency securities lagged gains in the prices of Treasuries, which caused the difference between their yields and yields on Treasuries to increase significantly. We took advantage of this trend by selling some of our Treasuries to buy mortgage-related investments. We increased our holdings in several types of mortgage-related investments, especially 30-year Ginnie Mae pass-through securities, 15-year Fannie Mae pass-through securities, commercial mortgage-backed securities and collateralized mortgage obligations. In total, mortgage-related investments accounted for 31% of the Portfolio's total investments as of June 30, 2000, up from 18% at the beginning of our review period. By contrast, Treasury holdings fell to 20% from 31%.

Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER MICHAEL LILLARD

[PHOTO]

"While some signs of slower U.S. economic growth have emerged, we believe that more increases in short-term rates may be necessary later in the year to keep the resilient economy from overheating. We continue to find mortgage-backed securities and federal agency securities attractive, because their yields remain unusually high relative to yields on comparable Treasuries."

Portfolio Composition

                                                                 as of 6/30/2000
                                                                 ---------------
U.S. Government Agencies                                                   38.4%
Mortgages                                                                  26.6%
U.S. Treasuries                                                            18.8%
CMOs                                                                        3.2%
Asset-Backed                                                                3.2%
Short-Term/Cash                                                             9.8%

Credit Quality

                                                                 as of 6/30/2000
                                                                 ---------------
U.S. Government Agencies                                                   83.8%
AAA                                                                         6.4%
Short-Term/Cash                                                             9.8%

Average Credit Quality                                                      AAA
Duration                                                              5.3 years
Average Maturity                                                      8.4 years

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Conservative Balanced Portfolio

June 30, 2000

INVESTMENT GOAL

Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 35% stocks and 65% debt obligations and money market securities.

$10,000 Invested Over Ten Years

                                    [GRAPH]

               Conservative      Lipper (VIP)                   Lehman
                 Balanced          Balanced      S&P 500      Gov't./Corp.
               Portfolio(1)      Funds Avg.(2)   Index(3)     Bond Index(4)
June|90           10,000           10,000         10,000          10,000
                  10,185            9,904          9,400          10,573
June|91           11,016           10,778         10,737          11,022
                  12,127           12,096         12,257          12,278
June|92           12,236           12,136         12,175          12,584
                  12,971           13,026         13,190          13,209
June|93           13,986           13,793         13,831          14,238
                  14,553           14,509         14,516          14,666
June|94           14,213           13,785         14,025          14,030
                  14,412           14,010         14,707          14,151
June|95           15,830           15,983         17,676          15,821
                  16,901           17,422         20,227          16,874
June|96           17,753           18,238         22,268          16,557
                  19,035           19,680         24,868          17,364
June|97           20,519           21,703         29,990          17,841
                  21,596           23,361         33,162          19,059
June|98           23,328           25,694         39,039          19,854
                  24,130           26,880         42,646          20,864
June|99           25,105           28,648         47,925          20,389
                  25,745           29,952         51,616          20,416
June|2000         26,104           30,706         51,395          21,269

   The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

2 The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only Index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Six
Average Annual Returns                  Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Conservative Balanced Portfolio(1)      1.39%   3.98%    8.36%  10.52%  10.07%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Funds Avg.(2)     1.26%   3.88%   11.18%  13.29%  11.82%
--------------------------------------------------------------------------------
S&P 500 Index(3)                       -0.43%   7.24%   19.67%  23.80%  17.79%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)       4.18%   4.32%    6.03%   6.10%   7.84%
--------------------------------------------------------------------------------

Conservative Balanced Portfolio inception date: 5/13/83.

The Prudential Series Fund Conservative Balanced Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 1.39% in the first half of 2000, in line with the 1.26% return of the Lipper (VIP) Balanced Funds Average. The Portfolio's conservative mandate requires us to hold a smaller position in equities than the typical balanced portfolio, and this served the Portfolio well in a declining stock market. The equity allocation approximated 40% for much of the first half of the period. The Portfolio's substantial allocation to bonds did well, because inflationary expectations fell in response to continued Federal Reserve tightening.

Performance Review
--------------------------------------------------------------------------------
The normal allocation of the Conservative Balanced Portfolio has been approximately equal holdings of stocks, bonds and money market instruments. This mix was intended to provide better performance than a portfolio consisting only of bonds, but with less annual volatility than a portfolio consisting only of stocks. The Portfolio's equity allocation has been shared between a portion managed to mirror the S&P 500 Index and a portion actively managed in a value style. Over the past several years, most of the money market allocation has been shifted to intermediate-term bonds to improve the Portfolio's return.

We made two important changes to the Portfolio in the second quarter: 1) we increased the target equity allocation from 35% to 50%, the bond target from 35% to 40% and reduced the short-term money market allocation to 10%, and 2) we shifted assets from the value-style portion of the equity portfolio toward the portion that attempts to match the performance of the S&P 500 Index. This conversion had a modestly positive impact on performance during the reporting period, since value stocks were near a market high. Conversely, we bought depressed growth stocks, which rose in June's growth stock rebound. To finance the equity increase, we eliminated a number of intermediate-term bonds that we had held for several years as a cash substitute.

Strategy Session
--------------------------------------------------------------------------------
Our decision to increase the Portfolio's allocation to equities, while intended to reduce differences in the Portfolio's performance relative to its peers, may also increase its volatility. In the past, we had sacrificed long-term average performance for lower volatility in absolute terms. However, the changes we made to our style of stock management should reduce volatility in the actively managed portion of the equity sleeve. We expect to be less exposed to swings in market favor from one investment style to another.

The Portfolio still maintains a somewhat more conservative asset mix relative to the average balanced fund (which has between 55% and 60% of its assets invested in stocks). Nonetheless, we have confidence that the changes we have made will improve the long-term performance of the Portfolio.

Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER MARK STUMPP

[PHOTO]

"Our models show that the overall stock market is fairly valued in light of current earnings growth and interest rates. This means the markets should be able to sustain normal rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. If, as many expect, the U.S. has a "soft landing" (slows from the very rapid growth it exhibited early in the year to a pace that is sustainable), these conditions ought to be satisfied."

Portfolio Composition (Long Term)

                                  as of 6/30/2000
                                  ---------------
Stocks                                      60.3%
Bonds                                       39.7%

Sector Breakdown--Stock

                                  as of 6/30/2000
                                  ---------------
Technology                                  32.4%
Consumer Growth & Staples                   23.0%
Finance                                     13.4%
Industrials                                 10.3%
Utilities                                    9.0%
Consumer Cyclicals                           6.3%
Energy                                       5.6%

Sector Breakdown--Bond

                                  as of 6/30/2000
                                  ---------------
Corporate Bonds                             65.2%
U.S. Treasuries                             26.6%
Asset-Backed                                 5.9%
Equity Securities                            2.1%
Short-Term/Cash                              0.2%

Source: Prudential. Holdings subject to change.

PRUDENTIAL SERIES FUND
FLEXIBLE MANAGED PORTFOLIO

June 30, 2000

INVESTMENT GOAL
High total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

$10,000 Invested Over Ten Years

                                    [GRAPH]

                 Flexible         Lipper (VIP)    S&P 50    Lehman Gov't./Corp.0
          Managed Portfolio(1)  Flexible Avg.(2) Index(3)      Bond Index(4)

June|90          10,000             10,000        10,000          10,000
                  9,994              9,827         9,400          10,573
June|91          10,863             10,922        10,737          11,022
                 12,535             12,363        12,257          12,278
June|92          12,264             12,382        12,175          12,584
                 13,489             13,347        13,190          13,209
June|93          14,691             14,176        13,831          14,238
                 15,590             14,952        14,516          14,666
June|94          14,740             14,341        14,025          14,030
                 15,097             14,695        14,707          14,151
June|95          16,933             16,760        17,676          15,821
                 18,741             18,445        20,227          16,874
June|96          19,697             19,503        22,268          16,557
                 21,295             21,148        24,868          17,364
June|97          23,452             23,445        29,990          17,841
                 25,121             25,346        33,162          19,059
June|98          27,528             28,071        39,039          19,854
                 27,692             29,301        42,646          20,864
June|99          29,507             31,211        47,925          20,389
                 29,845             33,135        51,616          20,416
June|2000        30,037             33,762        51,395          21,269


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Flexible Managed Portfolio1          0.64%   1.80%    8.60%  12.15%   11.63%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.2          1.91%   7.59%   11.62%  14.27%   12.68%
--------------------------------------------------------------------------------
S&P 500 Index3                      -0.43%   7.24%   19.67%  23.80%   17.79%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index4      4.18%   4.32%    6.03%   6.10%    7.84%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

(2) The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the Index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

The Prudential Series Fund Flexible Managed Portfolio--which invests in an actively managed mix of bonds, stocks and money market securities--had an overall return of 0.64% over the reporting period. The Portfolio trailed the 1.91% Lipper (VIP) Flexible Fund Average primarily because, early in the period, half of its equity portfolio was managed in the value style. During this time, value stocks experienced a sharp decline.

Factors that had a positive impact on performance included our active management of asset allocation. We de-emphasized stocks in the early months of the year when the markets were undergoing a correction but increased our equity allocation later in the period, in time to catch an eventual upswing in the market. The Portfolio also benefited from its exposure to mid-cap value stocks, an asset class that finally rallied in the second quarter after an extended period of underperformance. Finally, a change in strategy in the second quarter (described below) led us to increase our growth-style holdings just as growth stocks rebounded.

Performance Review
--------------------------------------------------------------------------------
The Portfolio had an excellent finish to a fair six-month reporting period. We made major changes to the Portfolio in the second quarter that improved its performance. In the past, half of our equity holdings were managed to mirror the behavior of the S&P 500 Index. The other half had been in an actively managed portfolio emphasizing stocks of mid-sized companies that were trading at relatively attractive prices. We changed the way our stocks are managed: They are now in a single portfolio that offers more evenly balanced exposure to growth, value and different market capitalizations. We characterize the new style as structured equity. It is intended to reduce the impact that shifts in market favor between investing styles have on our return.

The timing of the conversion couldn't have been better. At the start of the period, the Portfolio was overweighted in small to mid-sized value stocks. When we restructured, we generally sold these stocks at a peak and simultaneously bought larger capitalization growth stocks at bargain prices. The Portfolio performed reasonably well as growth rebounded in late May and June. However, the transition was not perfect, and some temporary cash investments accrued during trading. This detracted slightly from performance.

With regard to specific holdings, we overweighted Nabisco Holdings, which rose more than 140%, and Pioneer Natural Resources, which moved up sharply with energy prices. Among the biggest losers were Qualcomm and Citrix Systems, which fell on investor concerns about their ability to generate future earnings.

Strategy Session
--------------------------------------------------------------------------------
We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time. Since asset class has a greater impact on returns over the long term than does the selection of individual securities, these shifts in allocation may affect your return significantly.

We call our new approach structured equity because it involves a rigid discipline that strives to limit deviations in a Portfolio's return from its benchmark return--in this case, the S&P 500 Index. The portfolio is designed to beat the market benchmark, but it also employs sophisticated mathematical techniques intended to limit its performance deviations from the S&P 500 to within a few percentage points.

The strategy for reaching both goals--limited deviations and deviating on the upside--involves overweighting stocks that we like and underweighting those that we view as unattractive. In both instances, deviations from S&P weightings are relatively small. We also believe in taking risks in individual stocks that we feel justify the risk, but then we attempt to limit deviations of the overall portfolio from the benchmark in sector weights, industry weights, and style exposure (in other words, growth or value).

Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER MARK STUMPP

[PHOTO]

"Our models show that the overall stock market is fairly valued in light of current earnings growth and interest rates. That means the markets should be able to sustain normal rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. If, as many expect, the U.S. has a "soft landing" (slows from the very rapid growth early in the year to a pace that is sustainable), these conditions ought to be satisfied."

Portfolio Composition (Long Term)

                                as of 6/30/2000
                                ---------------
Stocks                                    65.0%
Bonds                                     35.0%

Sector Breakdown--Stock

                                as of 6/30/2000
                                ---------------
Technology                                32.0%
Consumer Growth & Staples                 20.5%
Finance                                   14.3%
Industrials                               11.2%
Utilities                                  8.0%
Consumer Cyclicals                         7.4%
Energy                                     6.6%

Sector Breakdown--Bond

                                as of 6/30/2000
                                ---------------
Corporate Bonds                           65.2%
U.S. Treasuries                           32.3%
Asset-Backed                               2.5%

Source: Prudential. Holdings subject to change.

PRUDENTIAL SERIES FUND
HIGH YIELD BOND PORTFOLIO

June 30, 2000


INVESTMENT GOAL

High total return.

TYPES OF INVESTMENTS

Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.


$10,000 Invested Over Ten Years


                  High Yield        Lipper (VIP) High     Lehman Corporate
              Bond Portfolio(1)   Current Yield Avg.(2)  High Yield Index(3)

June 90              10,000              10,000                10,000
                      8,716               9,183                 8,821
June 91              10,919              11,172                11,433
                     12,115              12,450                12,895
June 92              13,415              13,792                14,230
                     14,239              14,539                14,926
June 93              15,856              16,205                16,499
                     16,982              17,293                17,481
June 94              16,796              16,883                17,085
                     16,520              16,751                17,301
June 95              18,095              18,556                19,448
                     19,422              19,821                20,618
June 96              20,351              20,759                21,331
                     21,634              22,462                22,959
June 97              22,905              23,807                24,295
                     24,615              25,408                25,889
June 98              25,895              26,522                27,054
                     24,035              25,109                26,373
June 99              24,876              25,851                26,953
                     25,143              25,990                27,003
June 2000            24,666              25,494                26,676


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

Performance Summary
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                            Six
Average Annual Returns                     Months   1-Year   3-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------
High Yield Bond Portfolio(1)               -1.90%   -0.84%    2.50%     6.39%    9.45%
-----------------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg.(2)    -1.15%   -0.42%    3.19%     6.97%    9.76%
-----------------------------------------------------------------------------------------
Lehman Corporate High Yield Index(3)       -1.21%   -1.03%    3.17%     6.52%   10.31%
-----------------------------------------------------------------------------------------

High Yield Bond Portfolio inception date: 2/23/87.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
(2) The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
(3) The Lehman Corporate High Yield Index (LHYI) is comprised of over 700 noninvestment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

During the six months that ended on June 30, 2000, some investors shunned the U.S. high-yield (junk) bond market because rising interest rates tend to make fixed-income securities less attractive and because an increasing number of companies failed to make interest payment on their junk bonds.

The Prudential Series Fund High Yield Bond Portfolio slightly underperformed its benchmark during the six-month period ending June 30, 2000. The Portfolio posted a negative return of 1.90% compared with a negative 1.15% return for the Lipper
(VIP) High Current Yield Average.


Performance Review
--------------------------------------------------------------------------------
We improved the Portfolio's risk profile by increasing its holding of debt securities rated Ba, the highest junk bond ratings category. However, bonds in the single-B ratings category still accounted for more than half of the Portfolio's total investments because they provide attractive current yields and solid credit quality.

Strategy Session
--------------------------------------------------------------------------------
Several factors conspired to make the first half of 2000 a troublesome period for the high-yield bond market. The Federal Reserve worked to slow economic growth and head off inflation by increasing short-term interest rates three times. A growing number of companies defaulted or missed interest payments on their junk bonds. And last but not least, many investors redeemed their shares of high-yield mutual funds and redeployed their money in less risky investments.

In anticipation of the Fed rate hikes, investors drove yields on most bonds higher (and their prices lower), including junk bonds. The U.S. Treasury market weathered this trend better than other U.S. bond markets as investors hurried to buy a shrinking supply of longer-term Treasuries. Therefore, the difference between yields on junk bonds and 10-year Treasuries widened significantly.

Amid the growing concern about defaults, it is not surprising that the best-performing credit tier of the Lehman High Yield Index was bonds rated BB (or its equivalent Ba), which is the highest ratings category in the junk bond market. Many investors were simply not interested in buying debt securities with ratings below BB or Ba.

Companies whose bonds were rated BB or Ba comprised a select group that could issue new junk bonds during the six months. We bought attractively priced, newly issued bonds of such companies, including home builder Lennar and Williams Corp. These purchases helped to increase bonds in the Ba ratings category to 11% of the Portfolio's total investments as of June 30, 2000, up from 8% as of December 31, 1999. Nevertheless, the Portfolio's exposure to the highest junk bond ratings category is still considerably less than the 27% of the Lehman High Yield Index, a factor that hurt the Portfolio's relative performance. In addition, the Portfolio experienced credit quality problems in the food and food service sector with bonds of Ameriserve and Vlasic declining in price.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS CASEY WALSH AND GEORGE W. EDWARDS, CFA

[PHOTO OF CASEY WALSH]

[PHOTO OF GEORGE W. EDWARDS]

"After five difficult months, prices of junk bonds gained strongly in June, because some data indicated the U.S. economic expansion is starting to slow to a more sustainable pace. As a result, there was talk that the Fed's current round of rate hikes may be nearly finished. Should this prove true, we believe junk bond prices could continue to gain during the remainder of the year."

Top Industries

                                   as of 6/30/2000
                                   ---------------

Telecommunications                           21.9%
Cable                                        12.4%
Media                                         5.8%
Energy                                        5.7%
Capital Goods                                 4.7%

Top Issuers

                                   as of 6/30/2000
                                   ---------------

Level 3 Communications                        2.3%
Nextel Communications, Inc.                   2.0%
Adelphia Communications                       1.8%
United Pan-Europe                             1.6%
CSC Holdings, Inc.                            1.4%

Credit Quality
                                   as of 6/30/2000
                                   ---------------

Baa                                           0.4%
Ba                                           11.4%
B                                            58.1%
Caa                                           9.7%
Ca                                            0.5%
Not-Rated                                     7.5%
Equity*                                       8.5%
Cash                                          3.9%

Source: Prudential. Holdings are subject to change.
*(Preferred & Common)

Prudential Series Fund
Stock Index Portfolio

June 30, 2000

INVESTMENT GOAL

Seeks results that correspond to the price and yield performance of the S&P 500 Index.3

TYPES OF INVESTMENTS

Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE

The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

$10,000 INVESTED OVER TEN YEARS
                 Stock Index     Lipper (VIP) S&P
                 Portfolio1      500 Index Avg.2     S&P 500 Index3

Jun-90             10,000            10,000              10,000
                    9,386             9,369               9,400
Jun-91             10,695            10,754              10,737
                   12,176            12,215              12,257
Jun-92             12,068            12,100              12,175
                   13,044            13,112              13,190
Jun-93             13,650            13,801              13,831
                   14,305            14,465              14,516
Jun-94             13,799            13,960              14,025
                   14,449            14,589              14,707
Jun-95             17,334            17,489              17,676
                   19,805            19,958              20,227
Jun-96             21,775            21,934              22,268
                   24,274            24,489              24,868
Jun-97             29,205            29,391              29,990
                   32,244            32,430              33,162
Jun-98             37,878            38,084              39,039
                   41,408            41,569              42,646
Jun-99             46,416            46,598              47,925
                   49,915            50,094              51,616
Jun-00             49,644            49,832              51,395

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.

Performance Summary

-------------------------------------------------------------------------------------------
                                       Six
AVERAGE ANNUAL RETURNS                Months     1-Year     3-Year     5-Year     10-Year
------------------------------------------------------------------------------------------
Stock Index Portfolio1                -0.54%      6.95%     19.34%     23.42%      17.38%
-------------------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.2      -0.59%      6.85%     19.29%     23.37%      17.39%
-------------------------------------------------------------------------------------------
S&P 500 Index3                        -0.43%      7.24%     19.67%     23.80%      17.79%
-------------------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio returned -0.54%, just 11 basis points (hundredths of a percentage point) below the S&P 500 Index, reflecting the inclusion of transaction costs and fees for the Portfolio.

Over the first six months of 2000, the S&P 500 Index reversed many of the trends established in 1999. The leading sectors in 2000 to date have been healthcare and utilities, both of which had negative returns for 1999. Conversely, telecommunications services, one of the leading sectors in 1999, had a substantial decline, with long-distance services among the worst-performing groups in the market.

The trend reversals didn't apply to value sectors that are particularly susceptible to the economic cycle: basic materials, consumer cyclicals and capital goods all had negative returns. Miscellaneous metals, metal and glass containers, paper and forest products, and steel were among the worst-performing groups of the period, with average losses of 35% or more.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.


Performance Review
--------------------------------------------------------------------------------
The S&P 500 reversed course often during the first half of 2000. The Stock Index Portfolio, because it is a broadly diversified portfolio, was not as vulnerable to these fluctuations as high growth or value funds. Given the rising interest rate environment, an obvious trend emerged: Companies whose businesses are sensitive to rising interest rates performed more poorly than others. This included many of the high growth groups, such as telecommunications, whose stock prices reflect the expectations of future earnings. Cyclical stocks--those that perform better when an economy is expanding--also were hurt, because investors feared that rising interest rates would choke off economic growth and possibly even cause a recession.

Taking into account both return and sector size, almost all the good news over this reporting period was in healthcare, with technology--despite its volatility--making the next largest positive contribution, albeit a significantly smaller one (less than one percentage point). The utility sector, although performing well, was too small to have much of an impact on the overall index return. In the end, however, the negative impact of consumer cyclicals and communications services together outweighed the healthcare contribution.

Strategy Session
--------------------------------------------------------------------------------
The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER JOHN W. MOSCHBERGER

[PHOTO OF JOHN W. MOSCHBERGER]

"The volatility of the S&P 500 from January through May was well above normal. The market quieted down somewhat in June, although it still was more unsettled than normal on many measures. For example, between 1978 and 2000 the S&P 500 moved up 1% or more on 12.5% of the days, and had a downward move of that size on 10.1% of the days. In contrast, during the first six months of 2000, upward moves of 1% or more occurred on 23.7% of the days, and similar downward moves occurred on 19.9% of the days. Moreover, market favor shifted between sectors, dramatically and often. The momentum investing strategies that would have produced excellent results in the previous year would have produced sizable losses during this time.

"In fact, any recent successes that involved chasing after market leaders could be considered unusual. The Economist, a highly respected weekly news magazine, calculated the result if an individual--`Henry Hindsight'--had invested $1 at the beginning of the 20th century and each year shifted all the proceeds into the asset class that had done best the previous year. The study permitted investments in any established market in the world. At the end of the century, the portfolio was worth only $290 (after trading costs). In contrast, investing only in U.S. large-company stocks over the same period (starting well before the S&P 500 Index was developed) would be worth thousands of dollars.

"The Stock Index Portfolio doesn't try to anticipate changes in market favor from asset class to asset class, from sector to sector, or from investment style to investment style. It is our opinion that mistakes in such judgments can be costly. Rather, the Portfolio gives you the opportunity to participate in the growth of the U.S. economy as a whole. Right now, in our opinion, the outlook for the U.S. economy seems good. When the economy grows too fast, it threatens to create bottlenecks that cause inflation and rising interest rates, which in turn can choke off growth. Moderate but steady growth is best for investors, and we believe this is where the economy is headed."


S&P 500 Index--
Total Return by Sector

                                 as of 6/30/2000
                                 ---------------

Health Care                                23.7%
Utilities                                  15.3%
Energy                                      4.7%
Technology                                  3.0%
Financials                                 -0.5%
Capital Goods                              -1.2%
Consumer Staples                           -2.4%
Transportation                             -5.0%
Communication Services                    -15.1%
Consumer Cyclicals                        -18.9%
Basic Materials                           -24.8%

S&P 500 Index                              -0.4%

Source: Standard & Poor's.

S&P 500 Index Composition

                                 as of 6/30/2000
                                 ---------------

Technology                                 32.8%
Financials                                 12.7%
Health Care                                11.6%
Consumer Staples                           10.3%
Capital Goods                               8.0%
Consumer Cyclicals                          7.4%
Communication Services                      6.8%
Energy                                      5.4%
Utilities                                   2.5%
Basic Materials                             1.9%
Transportation                              0.6%

Source: Standard & Poor's. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                                 as of 6/30/2000
                                 ---------------

General Electric Co.                        4.1%
Intel Corp.                                 3.5%
Cisco Systems, Inc.                         3.5%
Microsoft Corp.                             3.3%
Pfizer, Inc.                                2.4%
Exxon Mobil Corp.                           2.2%
Wal-Mart Stores, Inc.                       2.0%
Oracle Corp.                                1.9%
Citigroup, Inc.                             1.6%
Nortel Networks Corp.                       1.6%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Income Portfolio

June 30, 2000


INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.3

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.


$10,000 INVESTED OVER TEN YEARS


                                [NO PLOT POINTS]


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Equity Income Portfolio1            -5.31%  -9.91%   6.55%  13.03%   13.52%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg.2    -1.64%  -2.98%  11.33%  15.86%   13.87%
--------------------------------------------------------------------------------
S&P 500 Index3                      -0.43%   7.24%  19.67%  23.80%   17.79%
--------------------------------------------------------------------------------

Equity Income Portfolio inception date: 2/19/88.


The Prudential Series Fund Equity Income Portfolio returned -5.31% over the six months ended June 30, 2000, while the Lipper (VIP) Equity Income Average was -1.64%. The Portfolio's underperformance is attributable to the poor showing of value stocks in the first quarter. Subsequently, the environment for value stocks improved. Moreover, the management team began to refocus the holdings. As a result, the Portfolio had a stronger second quarter, declining only 0.73% compared with a 1.32% drop for the Lipper Average.

The largest negative impact on the Portfolio's return was the poor performance of its industrial stocks--paper, aluminum and steel companies. Also contributing to underperformance--albeit slightly--was the Portfolio's very low weighting in technology. In contrast, the Portfolio benefited from its energy-related and financial holdings.


Performance Review
--------------------------------------------------------------------------------
As investors began to fear that rising interest rates would cut off economic growth, economically sensitive industrial stocks, such as metals, chemicals, and forest products, became vulnerable. They were also hurt by rising energy prices, which not only add to inflation but increase the operating costs of industrial companies. Although we had reduced our focus on the sector significantly, their stock decline still pulled down our return.

We owned energy exploration and production companies such as Noble Affiliates (natural gas) and Pioneer Natural Resources. These saw substantial gains over the period.

We overweighted and had good stock selection in financials, highlighted by our brokerage stocks, specialty finance companies and real estate investment trusts (REITs). Our brokerage positions, such as Lehman Brothers Holdings and PaineWebber Group are benefiting from the active merger and acquisitions business and an improving bond underwriting environment. Moreover, they are themselves attractive acquisition candidates. (PaineWebber was bought at a premium after the end of our reporting period.) Our holdings in Associates First Capital, Countrywide Credit and Washington Mutual, which were bought opportunistically, performed very well. Our REITs, which are well positioned to benefit from strong rental markets, finally began to recover.

Carl Icahn's hostile bid for Nabisco Group Holdings set in motion a series of transactions that resulted in significant advances for our Nabisco, R.J. Reynolds and Philip Morris stocks. Our healthcare stocks had mixed results. Tenet Healthcare, HCA--The Healthcare Company, and Aetna, our largest positions, made positive contributions to our return, but some of our smaller holdings did particularly poorly and offset the benefits.

Strategy Session
--------------------------------------------------------------------------------
The Portfolio had substantial weightings in financial services, real estate investment trusts (REITs), housing-related stocks, healthcare, forest products and metals. Going forward, we expect to: reduce our emphasis on industrials by adding some technology and telecommunications stocks, trim some of our larger positions and move the average market capitalization of our holdings from a mid-cap to a large-cap range. Our goal is to construct a more broadly diversified portfolio that is likely to be less volatile.

Although we will continue to manage in the value style, we expanded our range. We are looking at stocks that are inexpensive relative to their peers but possess a catalyst that we believe will close the pricing gap--for example, a company that is repurchasing its shares or restructuring its business. This broader view of value investing has enabled us to find undervalued companies with growth prospects in areas such as wireless telecommunications.

Within the financial sector, we are reducing the size of our largest holdings and purchasing some bank stocks, such as Chase Manhattan Bank and Bank One. In technology, volatile stock returns in the first half of 2000 did not appreciably hurt our performance because of our low weighting in the sector. However, it did create value investment opportunities for us. Consequently, our technology weighting is rising.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER THOMAS KOLEFAS

[PHOTO OF THOMAS KOLEFAS]

"Since 1995, U.S. stock markets have favored growth investing. For much of this period, stocks of firms with larger market capitalizations performed best. A value style that focused on a few traditional measures of value was at a disadvantage. We are now using a larger number of ways to measure investment value, in part to permit us to construct a more diverse portfolio. Our goal is to reduce the deviations in performance from our benchmarks and from our competition while outperforming them over the long term. We will focus not only on quantitative measures of value, but on indications that a firm's management has the willingness and ability to close the market's misperception of the stock's true value."


Portfolio Composition

                                  as of 6/30/2000
                                  ---------------

Finance                                     32.3%
Consumer Growth & Staples                   18.1%
Industrials                                 17.9%
Consumer Cyclicals                          10.7%
Utilities                                    7.4%
Energy                                       6.9%
Technology                                   4.7%
Cash & Equivalents                           2.0%

Top Ten Holdings (% of Portfolio)

                                  as of 6/30/2000
                                  ---------------

Lehman Brothers Holdings, Inc.                5.7
PaineWebber Group, Inc.                       3.2
Alcoa, Inc.                                   3.2
Nabisco Group Holdings Corp.                  2.8
Equity Residential Properties Trust           2.6
Eastman Kodak Co.                             2.6
Hanson PLC ADR (United Kingdom)               2.6
Bear, Stearns & Co., Inc.                     2.5
GTE Corp.                                     2.3
Tenet Healthcare Corp.                        2.3

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Portfolio

June 30, 2000


INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.


$10,000 INVESTED OVER TEN YEARS

                Equity Class         Lipper (VIP)
                I Portfolio       Growth Fund Avg.2    S&P 500 Index3

June 90            10,000             10,000               10,000
                    9,439              9,152                9,400
June 91            11,381             10,586               10,737
                   11,894             12,456               12,257
June 92            12,679             12,000               12,175
                   13,579             13,490               13,190
June 93            15,300             14,240               13,831
                   16,549             15,388               14,516
June 94            16,230             14,415               14,025
                   17,009             15,154               14,707
June 95            19,830             18,034               17,676
                   22,331             20,296               20,227
June 96            23,964             22,308               22,268
                   26,466             24,455               24,868
June 97            29,977             28,236               29,990
                   32,992             31,087               33,162
June 98            37,107             36,319               39,039
                   36,075             39,060               42,646
June 99            41,656             43,883               47,925
                   40,580             51,016               51,616
June 2000          38,361             53,018               51,395


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Six
Average Annual Returns            Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Portfolio Class I1         -5.47%   -7.91%    8.57%   14.11%    14.39%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg.2     3.27%   20.98%   23.33%   23.21%    17.73%
--------------------------------------------------------------------------------
S&P 500 Index3                    -0.43%    7.24%   19.67%   23.80%    17.79%
--------------------------------------------------------------------------------

Equity Portfolio Class I inception date: 5/13/83.


The Prudential Series Fund Equity Portfolio Class I returned -5.47% in the first half of 2000, trailing the Lipper (VIP) Growth Fund Average return of 3.27%. During the period, the Federal Reserve implemented a series of rate hikes aimed at slowing the economy. However, our value style led us to invest heavily in cyclical companies, which do best in an expanding economy. Therefore, our emphasis on value hurt performance. The fact that the Lipper Average includes many growth portfolios further added to the return differential.


Performance Review
--------------------------------------------------------------------------------
Our paper and metals holdings suffered when the Federal Reserve began to raise interest rates, generating fears that economic growth would cease. In an investing climate marked by extreme investor skittishness, the stocks of some well-managed and profitable industrial companies--such as Georgia Pacific, International Paper and Alcoa, Inc.--steeply declined. At period end, some of these companies released better-than-expected second-quarter earnings reports and their stocks rallied.

Consolidation activity in the food and tobacco industries drove the sector's performance over the period. In particular, Carl Icahn's hostile bid for Nabisco Group Holdings set in motion a series of ownership shifts that resulted in significant advances for our shares of Nabisco Group Holdings, R.J. Reynolds and Philip Morris.

Healthcare companies' earnings generally are improving, and their stock prices are beginning to reflect this. A large contributor to Portfolio performance came from UnitedHealth Group, whose shares rose 62% over the period.

An imbalance of supply and demand for oil is helping our oil stocks: Total Fina, BP Amoco and Amerada Hess.

Strategy Session
--------------------------------------------------------------------------------
We are restructuring our Portfolio with the aims of 1) reducing the impact of the growth/value cycle on our return; 2) approximating the sector weightings of the S&P 500; and 3) broadening our focus beyond stocks that are inexpensive on an absolute basis to include those that are priced below their historical range or below others in their industry. We expect the average market capitalization of our holdings to become somewhat larger, again moving closer to the overall market.

In the wake of price appreciation in the insurance industry, we have seen the stock of some of our larger holdings appreciate. These include Chubb, our largest insurance holding. However, several of our smaller companies have yet to benefit. Overall, our insurance holdings had little impact on our return, but the trend is positive.

Despite the fact that the basic materials businesses represented in our Portfolio did well over the period, their stocks still declined. In our opinion, this is due to investor uncertainty about the economy. This uncertainty is likely to abate by year-end.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS THOMAS R. JACKSON AND PHIL SCHETTEWI

[PHOTO OF THOMAS R. JACKSON]

[PHOTO OF PHIL SCHETTEWI]

"We believe investors are gaining confidence that the Federal Reserve will accept that the U.S. economy has slowed to a sustainable pace. As a result, investors are beginning to focus more on current earnings. We feel that optimistic projections will be less likely to drive stock prices, and that investors will seek out companies with visible earnings growth. This scenario could revive the rally in cyclical stocks that began in 1999, and also benefit our insurance and healthcare positions."

--------------------------------------------------------------------------------
Portfolio Composition

                               as of 6/30/2000
                               ---------------

Consumer Growth & Staples                22.0%
Industrials                              19.0%
Finance                                  16.8%
Consumer Cyclicals                        8.2%
Technology                                7.1%
Energy                                    7.0%
Utilities                                 4.1%
Cash & Equivalents                       15.8%

Top Ten Holdings (% of Portfolio)

                               as of 6/30/2000
                               ---------------

Eastman Kodak Co.                         3.7%
Tenet Healthcare                          3.6%
WellPoint Health Networks, Inc.           3.4%
HCA--The Healthcare Company               3.2%
UnitedHealth Group, Inc.                  3.0%
Total Fina Elf S.A., ADR                  2.9%
Chubb Corp.                               2.5%
Darden Restaurants, Inc.                  2.4%
Compaq Computer Corp.                     2.1%
Alcoa, Inc.                               2.0%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Prudential Jennison Portfolio

June 30, 2000


INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
The Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.


$10,000 INVESTED SINCE INCEPTION*

               Prudential Jennison
                    Portfolio1       Lipper (VIP) Growth Avg.2   S&P 500 Index3

April 95              10,000                   10,000                10,000
June 95               11,276                   10,794                10,640
                      12,556                   12,136                12,176
June 96               13,494                   13,406                13,405
                      14,362                   14,627                14,970
June 97               16,801                   16,802                18,053
                      18,916                   18,570                19,962
June 98               22,841                   21,722                23,500
                      26,002                   23,243                25,671
June 99               29,972                   26,044                28,849
                      36,975                   30,188                31,071
June 2000             38,447                   31,234                30,938


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

Performance Summary
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                            Six                                  Since
Average Annual Returns                     Months   1-Year   3-Year   5-Year   Inception*

Prudential Jennison Portfolio Class I1      3.98%   28.27%   31.78%   27.80%     29.67%
--------------------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.2                   3.27%   20.98%   23.33%   23.21%     24.07%
--------------------------------------------------------------------------------------------
S&P 500 Index3                             -0.43%    7.24%   19.67%   23.80%     24.43%
--------------------------------------------------------------------------------------------

Prudential Jennison Portfolio Class I inception date: 4/25/95.


The high-growth areas that are the focuses of this Portfolio all experienced extraordinary volatility in the first six months of 2000. The net result was a strong gain for its drug, technology and financial holdings, but losses in communication services and retailers. Overall, The Prudential Series Fund Prudential Jennison Portfolio Class I 3.98% return was slightly above the 3.27% Lipper (VIP) Growth Average.


Performance Review
--------------------------------------------------------------------------------
Our largest focus is in technology. We had significant positive contributions to our return from several holdings, including Intel, Hewlett-Packard, Texas Instruments and Cisco Systems. Our semiconductor companies (such as Intel and Texas Instruments) benefited from increasing demand for computer chips. On the other hand, our position in Microsoft declined in value, primarily because of the antitrust suit it faces. Motorola shares corrected after reporting tightening margins and after a very strong climb in 1999. We think its underlying businesses still have strong growth potential.

Some sectors that had been lagging in 1999 benefited when investors searched more broadly for growth opportunities that were not as expensive as the technology and telecommunication stocks. We owned Warner-Lambert, which was acquired by Pfizer. Our shares, helped by enthusiasm about the combination, made the largest single contribution to our return. Our financial holdings continued to benefit from the merger and acquisition activity accompanying global consolidation in several industries.

In the communications sector, we owned CBS Corporation, which was acquired by Viacom. The CBS shares had been falling, but the Viacom shares we received in exchange more than offset the loss. Our return also was hurt by our holdings in Vodafone AirTouch and America OnLine. We think both are strong companies and the correction is temporary because companies that own bandwidth, such as these, are at the heart of the telecommunications expansion.

Fear of rising interest rates and a slowing economy hurt the consumer sector. We felt the impact particularly in our holdings of Home Depot and Gap.

Strategy Session
--------------------------------------------------------------------------------
We are reducing our commitment to technology and telecommunications, and adding in growth sectors that are selling at lower premiums to the overall market, such as pharmaceuticals and financials. Nonetheless, four of our five largest holdings on June 30 were technology stocks: Intel, Hewlett-Packard, Cisco Systems and Nokia. These are dominant players in their respective core markets. During this half-year, we added Corning and Nortel, both because of their strength in optical computing, and Hewlett-Packard.

Although we increased our drug holdings, we sold our positions in Bristol-Myers Squibb and Glaxo Wellcome because of product disappointments, as well as our Schering-Plough shares. We added Pharmacia and Merck, and acquired Pfizer shares for our Warner-Lambert holdings.

We added Schlumberger to our Portfolio. As the dominant oil service supplier, it is well positioned to benefit from the increase in drilling inspired by the current energy shortage. This upswing in drilling is likely to last several years.

The pace of merger and acquisitions is continuing to be very high as several global industries consolidate. Our financial holdings are focused on the dominant firms in this business: Merrill Lynch, Morgan Stanley Dean Witter and Citigroup. We sold our shares in Chase Manhattan, which we expected to suffer because a recent change in accounting standards is likely to add volatility to their reported earnings.

Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS MICHAEL DEL BALSO, KATHLEEN MCCARRAGHER AND SPIROS SEGALAS

[PHOTO OF MICHAEL DEL BALSO]

[PHOTO OF KATHLEEN MCCARRAGHER]

[PHOTO OF SPIROS SEGALAS]

"We think the U.S. economy will slow to a sustainable pace, and equity investors will regain their confidence by the fourth quarter of 2000. We expect to see the new electronic- and telecommunications-based economy outperform the old basic industry sectors in both profit growth and stock price performance. Unless the upward movement in interest rates continues longer than we expect, we think the current high price/earnings multiples can be sustained, so stock prices will be able to rise in line with earnings growth. We are moving toward market sectors with above-average earnings growth rates, but where share prices are not so high as to reduce the likelihood we will benefit fully from that growth. Second-quarter earnings announcements from our holdings have generally been very strong."


Portfolio Composition

                              as of 6/30/2000
                              ---------------

Technology                              35.4%
Health Care                             12.8%
Financials                              12.1%
Communication Services                  11.8%
Consumer Cyclicals                      10.8%
Consumer Staples                         9.9%
Cash                                     4.2%
Capital Goods                            2.0%
Energy                                   1.0%

Top Ten Holdings (% of Portfolio)

                              as of 6/30/2000
                              ---------------

Pfizer, Inc.                             3.9%
Intel Corp.                              3.7%
Hewlett-Packard Co.                      3.5%
Cisco Systems, Inc.                      3.4%
Nokia Corp.                              3.4%
Citigroup, Inc.                          3.3%
Home Depot, Inc.                         3.3%
Vodafone AirTouch Group PLC              3.1%
Viacom, Inc.                             2.9%
Qwest Communications Int'l., Inc.        2.7%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Global Portfolio

June 30, 2000

INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE

The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.


$10,000 INVESTED OVER TEN YEARS

                                       Lipper (VIP)     Morgan Stanley
                 Global Portfolio/1/  Global Avg./2/    World Index/3/

June|90                10,000             10,000           10,000
                        9,042              9,188            8,965
June|91                 9,428              9,625            9,510
                       10,071             10,590           10,604
June|92                10,062             10,699            9,912
                        9,727             10,531           10,050
June|93                11,058             11,931           11,573
                       13,923             13,875           12,311
June|94                13,383             13,587           12,758
                       13,243             13,754           12,936
June|95                14,494             14,468           14,119
                       15,345             15,607           15,616
June|96                16,918             16,898           16,722
                       18,367             18,046           17,721
June|97                20,660             20,412           20,447
                       19,649             20,277           20,515
June|98                23,448             23,301           23,929
                       24,576             23,351           25,507
June|99                26,970             25,284           27,678
                       36,439             31,603           31,868
June|2000              36,079             30,536           31,053


1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Six
Average Annual Returns            Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Global Portfolio1                 -0.99%   33.77%   20.42%   20.01%    13.69%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.2         -0.25%   28.06%   18.74%   18.88%    11.80%
--------------------------------------------------------------------------------
Morgan Stanley World Index3       -2.56%   12.19%   14.95%   17.07%    12.00%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.


The Prudential Series Fund Global Portfolio's 0.99% loss over the first half of 2000 slightly trailed the 0.25% decline of the Lipper (VIP) Global Average, but both were more modest than the 2.56% decline of the MSCI World Index. Over the past 12 months, the Portfolio remained well ahead of the Lipper Average. A sharp and deep turnaround in global stock markets produced negative six-month returns in most markets. The Portfolio's U.S. holdings had a strong positive return, but the poor performance of its investments in Japan, Sweden, and the United Kingdom offset the benefit. Software and telecommunications services stocks, focuses of the Portfolio, peaked and gave back some of their earlier gains.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.


Performance Review
--------------------------------------------------------------------------------
The leading equipment and services companies in technology, media and telecommunications (TMT) have enormous growth prospects. However, the wide recognition of their potential led to a global explosive upward movement in their shares--to very expensive levels even for their huge profit potential. Prices corrected in March, April and May 2000, then recovered somewhat. Among our holdings, our Internet-related companies and Japanese stocks hurt our return most. However, our U.S. technology companies were among the largest contributors to our return, including a semiconductor design company, PMC-Sierra (U.S.); a software company, Oracle (U.S.); and a semiconductor company, Texas Instruments (U.S.). We also did well on Thomson Multimedia (Fr.), a consumer electronics firm. We took some profits on these stocks, as well as on other companies in these groups, but they still are among our largest holdings. Recent acquisitions Juniper Networks (U.S.) and Micron Technology (U.S.) helped our return. We added Micron in mid April, after the bear market in TMT stocks brought down their price.

Our position in USA Networks reduced our return. Its shares suffered from fears that higher interest rates would slow consumer spending and hurt its Home Shopping Network. So far there is no sign of this.

We owned several banks that were hurt by the global fear of rising interest rates as well as by the attraction of investors to the greater sizzle of TMT. Bank of Scotland and Barclays Bank (both U.K.), Wells Fargo (U.S.), Unicredito Italiano (Italy), Bank of Ireland (Ireland), and Fuji Bank (Japan) were among the drags on our return.

Strategy Session
--------------------------------------------------------------------------------
We sold most of our shares of Softbank, a large Japanese conglomerate of Internet-related businesses. We bought Ericsson (Sweden), which is a leader in telecommunications infrastructure equipment and also a major handset manufacturer. We think the greatest growth potential now is to be found in companies that build the information network that powers the new services.

We added JDS Uniphase and Micron Technology in mid April, after the bear market in TMT stocks brought down their price. JDS Uniphase is a leader in the use of light waves (instead of electricity) to carry information, while Micron is among the world's largest manufacturers of DRAMs (computer memory chips).

We added Barclays (U.K.), Banca Intesa (Italy), and Citigroup (U.S.).


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS DANIEL J. DUANE AND MICHELLE PICKER

[PHOTO OF DANIEL J. DUANE]

[PHOTO OF MICHELLE PICKER]

"The large issue now is how to deal with the fact that TMT stocks still offer the best earnings growth prospects on the market, but also are very expensive compared with other sectors even after the correction in March and April. Since investors are becoming more sensitive to how much they pay for growth, trimming higher-priced positions and shopping for good value when purchasing are key. We are gradually taking profits in some of our appreciated TMT holdings, and are building our portfolio in other economic sectors. We expect to find better values outside the United States, where the stock markets already have had large gains in the past five years."


Geographic Allocation

                            as of 6/30/2000
                            ---------------

United States                         41.5%
Continental Europe                    28.3%
Cash & Equivalents                    15.0%
Japan                                  6.3%
Asia                                   4.1%
Latin America                          2.5%
Pacific Basin                          2.3%

Top Ten Holdings (% of Portfolio)

                            as of 6/30/2000
                            ---------------

U.S. Treasury Bill 09/14/00            4.7%
Time-Warner, Inc.                      3.6%
Solectron Corp.                        3.4%
Vodafone AirTouch                      3.1%
Oracle Corp.                           3.0%
Citigroup, Inc.                        2.8%
Electronics Arts Inc.                  2.4%
Nokia (AB) oyj                         2.3%
USA Networks Inc.                      2.2%
PMC-Sierra, Inc.                       2.1%

Source: Prudential. Holdings are subject to change.

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.



       JOHN R. STRANGFELD                    W. SCOTT MCDONALD, JR., PH.D.
       Chairman,                             Vice President,
       The Prudential Series Fund, Inc.      Kaludis Consulting Group


       SAUL K. FENSTER, PH.D.                JOSEPH WEBER, PH.D.
       President,                            Vice President,
       New Jersey Institute of Technology    Interclass (international corporate
                                             learning)

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $1,166,676,459)....  $1,166,676,459
   Cash............................................         720,516
   Interest receivable.............................       8,409,323
   Receivable for capital stock sold...............       1,047,232
                                                     --------------
     Total Assets..................................   1,176,853,530
                                                     --------------

 LIABILITIES
   Payable for capital stock repurchased...........       8,798,835
   Payable to investment adviser...................       1,149,342
   Accrued expenses................................         104,965
                                                     --------------
     Total Liabilities.............................      10,053,142
                                                     --------------
 NET ASSETS........................................  $1,166,800,388
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    1,166,800
     Paid-in capital, in excess of par.............   1,165,633,588
                                                     --------------
   Net Assets, June 30, 2000.......................  $1,166,800,388
                                                     ==============
 Net asset value, and redemption price per share,
   116,680,039 outstanding shares of common stock
   (authorized 170,000,000 shares).................  $        10.00
                                                     ==============
STATEMENT OF OPERATIONS (UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Interest........................................  $   37,694,169
                                                     --------------
 EXPENSES
   Investment advisory fee.........................       2,426,185
   Shareholders' reports...........................          91,000
   Accounting fees.................................          25,000
   Custodian's fees and expenses...................          21,000
   Audit fee and expenses..........................           8,000
   Commitment fee on syndicated credit agreement...           6,000
   Transfer agent's fees and expenses..............           5,000
   Legal fees and expenses.........................           3,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           3,384
                                                     --------------
     Total expenses................................       2,590,569
   Less: custodian fee credit......................          (4,604)
                                                     --------------
     Net expenses..................................       2,585,965
                                                     --------------
 NET INVESTMENT INCOME.............................      35,108,204
                                                     --------------

 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $   35,108,204
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   35,108,204     $   54,005,446
    Net realized gain on investments........................               --             10,627
                                                               --------------     --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       35,108,204         54,016,073
                                                               --------------     --------------

  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................      (35,108,204)       (54,005,446)
    Distributions from net realized capital gains...........               --            (10,627)
                                                               --------------     --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (35,108,204)       (54,016,073)
                                                               --------------     --------------

  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [55,031,773 and 122,718,909 shares,
     respectively]..........................................      550,317,734      1,227,189,093
    Capital stock issued in reinvestment of dividends and
     distributions [3,510,820 and 5,401,607 shares,
     respectively]..........................................       35,108,204         54,016,073
    Capital stock repurchased [(75,409,978) and (86,592,293)
     shares, respectively]..................................     (754,099,772)      (865,922,932)
                                                               --------------     --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS..............................     (168,673,834)       415,282,234
                                                               --------------     --------------
  TOTAL INCREASE IN NET ASSETS..............................     (168,673,834)       415,282,234

  NET ASSETS:
    Beginning of period.....................................    1,335,474,222        920,191,988
                                                               --------------     --------------
    End of period...........................................   $1,166,800,388     $1,335,474,222
                                                               ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $1,250,401,002)..........................  $1,215,763,266
    Cash.......................................             772
    Interest and dividends receivable..........      20,777,674
    Receivable for investments sold............      16,042,755
    Receivable for investments sold short (Note
      2).......................................       8,329,133
    Receivable for capital stock sold..........         218,479
                                                 --------------
      Total Assets.............................   1,261,132,079
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      39,907,192
    Investments sold short at value (proceeds
      $8,251,875 including accrued interest)
      (Note 2).................................       8,288,568
    Payable to investment adviser..............       1,191,170
    Payable for capital stock repurchased......         770,526
    Accrued expenses and other liabilities.....          85,283
    Interest payable...........................          78,520
    Due to broker -- variation margin..........          27,344
                                                 --------------
      Total Liabilities........................      50,348,603
                                                 --------------
  NET ASSETS...................................  $1,210,783,476
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........       1,093,136
      Paid-in capital, in excess of par........   1,191,279,365
                                                 --------------
                                                  1,192,372,501
    Undistributed net investment income........      98,545,756
    Accumulated net realized loss on
      investments..............................     (45,454,883)
    Net unrealized depreciation on
      investments..............................     (34,679,898)
                                                 --------------
    Net assets, June 30, 2000..................  $1,210,783,476
                                                 ==============
    Net asset value and redemption price per
      share, 109,313,639 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................  $        11.08
                                                 ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
  INVESTMENT INCOME
    Interest...................................  $   44,025,610
                                                 --------------
  EXPENSES
    Investment advisory fee....................       2,420,616
    Shareholders' reports......................          86,000
    Accounting fees............................          52,000
    Custodian's fees and expenses..............          21,000
    Audit fee and expenses.....................           7,000
    Commitment fee on syndicated credit
      agreement................................           6,000
    Transfer agent's fees and expenses.........           5,000
    Legal fees and expenses....................           3,000
    Directors' fees............................           2,000
    Miscellaneous..............................           2,373
                                                 --------------
      Total expenses...........................       2,604,989
                                                 --------------
    Less: custodian fee credit.................         (12,648)
                                                 --------------
      Net expenses.............................       2,592,341
                                                 --------------
  NET INVESTMENT INCOME........................      41,433,269
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................     (17,985,534)
      Futures..................................         728,377
                                                 --------------
                                                    (17,257,157)
                                                 --------------
    Net change in unrealized appreciation:
      Investments..............................       9,118,160
      Futures..................................         541,375
      Short sale...............................         (36,693)
                                                 --------------
                                                      9,622,842
                                                 --------------
  NET LOSS ON INVESTMENTS......................      (7,634,315)
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   33,798,954
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................       $   41,433,269         $   76,304,703
    Net realized loss on investments........................          (17,257,157)           (26,222,144)
    Net change in unrealized appreciation (depreciation) on
     investments............................................            9,622,842            (58,723,850)
                                                                   --------------         --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................           33,798,954             (8,641,291)
                                                                   --------------         --------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................          (19,037,496)                    --
    Distributions from net realized capital gains...........             (154,720)            (3,302,269)
                                                                   --------------         --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................          (19,192,216)            (3,302,269)
                                                                   --------------         --------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,893,878 and 26,987,966 shares,
     respectively]..........................................           31,830,011            296,061,460
    Capital stock issued in reinvestment of dividends and
     distributions [1,738,425 and 298,578 shares,
     respectively]..........................................           19,192,216              3,302,269
    Capital stock repurchased [(9,873,656) and (14,272,876)
     shares, respectively]..................................         (108,677,439)          (156,161,922)
                                                                   --------------         --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS..............................          (57,655,212)           143,201,807
                                                                   --------------         --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................          (43,048,474)           131,258,247
  NET ASSETS:
    Beginning of period.....................................        1,253,831,950          1,122,573,703
                                                                   --------------         --------------
    End of period(a)........................................       $1,210,783,476         $1,253,831,950
                                                                   ==============         ==============
    (a) Includes undistributed net investment income of:....       $   98,545,756         $   76,304,703
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $313,671,938) ........  $307,031,935
   Interest ..........................................     3,690,240
   Receivable for capital stock sold .................       147,928
                                                        ------------
     Total Assets ....................................   310,870,103
                                                        ------------
 LIABILITIES
   Payable for investments purchased .................    24,533,802
   Payable to investment adviser .....................       284,553
   Payable for capital stock repurchased .............       241,110
   Due to broker -- variation margin .................        64,328
   Accrued expenses and other liabilities ............        61,509
                                                        ------------
     Total Liabilities ...............................    25,185,302
                                                        ------------
 NET ASSETS ..........................................  $285,684,801
                                                        ============
   Net assets were comprised of:
     Common stock, at $0.01 par value ................  $    241,979
     Paid-in capital, in excess of par ...............   271,336,699
                                                        ------------
                                                         271,578,678
   Undistributed net investment income ...............    25,815,480
   Accumulated net realized loss on investments ......    (5,119,518)
   Net unrealized depreciation on investments ........    (6,589,839)
                                                        ------------
   Net assets, June 30, 2000.  .......................  $285,684,801
                                                        ============
 Net asset value and redemption price per
   share, 24,197,886 outstanding shares of
   common stock (authorized 65,000,000
   shares) ...........................................  $      11.81
                                                        ============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Interest ..........................................  $  9,931,266
                                                        ------------
 EXPENSES
   Investment advisory fee ...........................       609,152
   Accounting fees ...................................        49,000
   Shareholders' reports .............................        23,000
   Custodian's fees and expenses .....................         6,000
   Transfer agent's fees and expenses ................         4,000
   Commitment fee on syndicated credit agreement .....         2,000
   Audit fees and expenses ...........................         2,000
   Directors' fees ...................................         2,000
   Legal fees and expenses ...........................           600
   Miscellaneous .....................................            80
                                                        ------------
     Total expenses ..................................       697,832
   Less: custodian fee credit ........................        (8,010)
                                                        ------------
     Net expenses ....................................       689,822
                                                        ------------
 NET INVESTMENT INCOME ...............................     9,241,444
                                                        ------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized loss on:
     Investments .....................................    (3,738,143)
     Futures .........................................    (1,084,972)
                                                        ------------
                                                          (4,823,115)
                                                        ------------
   Net change in unrealized appreciation
   (depreciation) on:
     Investments .....................................     8,810,079
     Futures .........................................      (226,008)
                                                        ------------
                                                           8,584,071
                                                        ------------
 NET GAIN ON INVESTMENTS .............................     3,760,956
                                                        ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..........................................  $ 13,002,400
                                                        ============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED          YEAR ENDED
                                                               JUNE 30, 2000         DECEMBER 31, 1999
                                                              ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income ...................................    $  9,241,444          $   22,098,715
   Net realized gain (loss) on investments .................      (4,823,115)                626,818
   Net change in unrealized appreciation (depreciation) on
     investments ...........................................       8,584,071             (33,763,076)
                                                                ------------          --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS ............................................      13,002,400             (11,037,543)
                                                                ------------          --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income ..................      (5,524,679)                     --
     Distributions from net realized capital gains .........        (865,700)                     --
                                                                ------------          --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS .....................      (6,390,379)                     --
                                                                ------------          --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [380,066 and 1,551,024 shares,
     respectively] .........................................       4,763,627              18,087,112
   Capital stock issued in reinvestment of dividends and
     distributions [545,254 and-0-shares, respectively] ....       6,390,379                      --
   Capital stock repurchased [(5,771,781) and (9,880,838)
     shares, respectively] .................................     (67,562,117)           (114,780,632)
                                                                ------------          --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS ............................................     (56,408,111)            (96,693,520)
                                                                ------------          --------------
 TOTAL DECREASE IN NET ASSETS ..............................     (49,796,090)           (107,731,063)
 NET ASSETS:
   Beginning of period .....................................     335,480,891             443,211,954
                                                                ------------          --------------
   End of period (a) .......................................    $285,684,801          $  335,480,891
                                                                ============          ==============
   (a) Includes undistributed net investment income of: ....    $ 25,815,480          $   22,098,715
                                                                ------------          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                         CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $4,223,653,578)....  $4,531,594,222
   Cash............................................       1,114,092
   Receivable for investments sold.................      80,377,762
   Interest and dividends receivable...............      26,123,530
   Receivable for securities lending income........       8,039,638
   Due from broker -- variation margin.............         336,413
   Receivable for capital stock sold...............         282,322
                                                     --------------
     Total Assets..................................   4,647,867,979
                                                     --------------
 LIABILITIES
   Collateral for securities on loan...............     549,263,308
   Payable for investments purchased...............      85,802,351
   Securities lending rebate payable...............       6,494,516
   Payable to investment adviser...................       5,424,651
   Payable for capital stock repurchased...........       2,361,382
   Accrued expenses and other liabilities..........         335,335
   Interest payable for short positions............           1,984
                                                     --------------
     Total Liabilities.............................     649,683,527
                                                     --------------
 NET ASSETS........................................  $3,998,184,452
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    2,597,442
     Paid-in capital, in excess of par.............   3,619,831,557
                                                     --------------
                                                      3,622,428,999
   Undistributed net investment income.............      40,136,790
   Accumulated net realized gain on investments....      27,135,156
   Net unrealized appreciation on investments......     308,483,507
                                                     --------------
   Net assets, June 30, 2000.......................  $3,998,184,452
                                                     ==============
 Net asset value and redemption price per share,
   259,744,181 outstanding shares of common stock
   (authorized 370,000,000 shares).................  $        15.39
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Dividends (net of $113,693 foreign withholding
     tax)..........................................  $   12,292,960
   Interest........................................      83,210,207
   Income from securities loaned, net..............         928,244
                                                     --------------
                                                         96,431,411
                                                     --------------

 EXPENSES
   Investment advisory fee.........................      11,317,778
   Shareholders' reports...........................         300,000
   Accounting fees.................................         117,000
   Custodian's fees and expenses...................          87,000
   Audit fee and expenses..........................          27,000
   Commitment fee on syndicated credit agreement...          21,000
   Legal fees and expenses.........................           9,000
   Transfer agent's fees and expenses..............           5,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           7,950
                                                     --------------
     Total expenses................................      11,893,728
   Less: custodian fee credit......................         (30,558)
                                                     --------------
     Net expenses..................................      11,863,170
                                                     --------------

 NET INVESTMENT INCOME.............................      84,568,241
                                                     --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain on:
     Investments...................................      37,048,475
     Futures.......................................          14,717
                                                     --------------
                                                         37,063,192
                                                     --------------
   Net change in unrealized appreciation
     (depreciation) on:
     Investments...................................     (72,515,152)
     Futures.......................................       1,064,445
                                                     --------------
                                                        (71,450,707)
                                                     --------------
 NET LOSS ON INVESTMENTS...........................     (34,387,515)
                                                     --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $   50,180,726
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $   84,568,241         $  184,232,537
   Net realized gain on investments.........................           37,063,192                444,194
   Net change in unrealized appreciation (depreciation) on
     investments............................................          (71,450,707)           111,038,163
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           50,180,726            295,714,894
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income.....................          (44,823,492)          (183,840,496)
   Distributions from net realized capital gains............             (308,721)           (16,406,123)
   Distributions in excess of net realized capital gains....                   --             (9,619,315)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................          (45,132,213)          (209,865,934)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [1,114,890 and 3,595,334 shares,
     respectively]..........................................           16,968,248             54,694,876
   Capital stock issued in reinvestment of dividends and
     distributions [3,018,877 and 13,845,674 shares,
     respectively]..........................................           45,132,213            209,865,934
   Capital stock repurchased [(30,014,439) and (49,920,477)
     shares, respectively]..................................         (456,104,753)          (759,229,309)
                                                                   --------------         --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................         (394,004,292)          (494,668,499)
                                                                   --------------         --------------

 TOTAL DECREASE IN NET ASSETS...............................         (388,955,779)          (408,819,539)
 NET ASSETS:
   Beginning of period......................................        4,387,140,231          4,795,959,770
                                                                   --------------         --------------
   End of period(a).........................................       $3,998,184,452         $4,387,140,231
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $   40,136,790         $      392,041
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $5,082,760,902)..........................  $5,397,889,319
    Cash.......................................         112,043
    Receivable for investments sold short......     169,123,840
    Interest and dividends receivable..........      30,015,221
    Receivable for investments sold short......       3,254,533
    Due from broker -- variation margin........       1,592,491
    Receivable for capital stock sold..........         647,871
    Receivable for securities lending income...         514,378
                                                 --------------
      Total Assets.............................   5,603,149,696
                                                 --------------
  LIABILITIES
    Collateral for securities on loan..........     648,016,591
    Payable for investments purchased..........     180,841,097
    Payable to investment adviser..............       7,011,441
    Securities lending rebate payable..........       6,472,530
    Investments sold short, at value (proceeds
      received $3,224,344) (Note 2)............       3,238,681
    Payable for capital stock repurchased......       2,663,480
    Accrued expenses and other liabilities.....         542,510
    Interest payable for short position........          30,188
                                                 --------------
      Total Liabilities........................     848,816,518
                                                 --------------
  NET ASSETS...................................  $4,754,333,178
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........       2,741,036
      Paid-in capital, in excess of par........   4,209,322,145
                                                 --------------
                                                  4,212,063,181
    Undistributed net investment income........     207,728,336
    Accumulated net realized gain on
      investments..............................      22,549,997
    Net unrealized appreciation on
      investments..............................     311,991,664
                                                 --------------
    Net assets, June 30, 2000..................  $4,754,333,178
                                                 ==============
  Net asset value and redemption price per
    share, 274,103,632 outstanding shares of
    common stock (authorized 370,000,000
    shares)....................................  $        17.35
                                                 ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

  INVESTMENT INCOME
    Dividends (net of $256,421 foreign
      withholding tax).........................  $   22,040,465
    Income from securities loaned, net.........         251,212
    Interest...................................      74,421,789
                                                 --------------
                                                     96,713,466
                                                 --------------
  EXPENSES
    Investment advisory fee....................      14,443,923
    Shareholders' reports......................         348,000
    Accounting fees............................         109,000
    Custodian's fees and expenses..............          99,000
    Audit fee and expenses.....................          20,000
    Commitment fee on syndicated credit
      agreement................................          25,000
    Legal fees and expenses....................          10,000
    Transfer agent's fees and expenses.........           5,000
    Directors' fees............................           2,000
    Miscellaneous..............................          21,823
                                                 --------------
      Total expenses...........................      15,083,746
    Less: custodian fee credit.................         (25,151)
                                                 --------------
      Net expenses.............................      15,058,595
                                                 --------------
  NET INVESTMENT INCOME........................      81,654,871
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
  Net realized gain on:
    Investments................................      28,005,905
    Futures....................................      11,964,917
                                                 --------------
                                                     39,970,822
                                                 --------------
  Net change in unrealized appreciation on:
    Investments................................     (96,364,001)
    Futures....................................      (1,605,638)
                                                 --------------
                                                    (97,969,639)
                                                 --------------

  NET LOSS ON INVESTMENTS......................     (57,998,817)
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   23,656,054
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $   81,654,871         $  168,147,775
   Net realized gain on investments.........................           39,970,822             67,028,322
   Net change in unrealized appreciation (depreciation) on
     investments............................................          (97,969,639)           158,247,390
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           23,656,054            393,423,487
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................          (42,004,729)              (240,137)
     Distributions from net realized capital gains..........          (67,504,778)           (60,930,102)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................         (109,509,507)           (61,170,239)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [1,200,247 and 3,138,333 shares,
     respectively]..........................................           20,681,448             53,348,688
   Capital stock issued in reinvestment of dividends and
     distributions [6,573,200 and 3,554,343 shares,
     respectively]..........................................          109,509,507             61,170,239
   Capital stock repurchased [(24,158,046) and (42,922,625)
     shares, respectively]..................................         (415,268,619)          (731,489,268)
                                                                   --------------         --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................         (285,077,664)          (616,970,341)
                                                                   --------------         --------------
 TOTAL DECREASE IN NET ASSETS...............................         (370,931,117)          (284,717,093)
 NET ASSETS:
   Beginning of period......................................        5,125,264,295          5,409,981,388
                                                                   --------------         --------------
   End of period (a)........................................       $4,754,333,178         $5,125,264,295
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $  207,728,336         $  168,078,194
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $873,842,613).............................  $ 758,276,387
    Interest and dividends receivable...........     17,103,516
    Due from manager............................        941,736
    Receivable for investments sold.............        722,238
    Receivable for capital stock sold...........        152,020
    Receivable for securities lending income....         97,177
                                                  -------------
      Total Assets..............................    777,293,074
                                                  -------------
  LIABILITIES
    Bank overdraft..............................         92,635
    Collateral for securities on loan...........     22,897,220
    Payable for investments purchased...........     16,328,173
    Payable to investment adviser...............        990,518
    Payable for capital stock repurchased.......        260,583
    Securities lending rebate payable...........        220,922
    Accrued expenses and other liabilities......         96,138
                                                  -------------
      Total Liabilities.........................     40,886,189
                                                  -------------
  NET ASSETS....................................  $ 736,406,885
                                                  =============
    Net assets were comprised of:
      Common stock, at $0.01 par value..........  $   1,027,257
      Paid-in capital, in excess of par.........    822,779,544
                                                  -------------
                                                    823,806,801
    Undistributed net investment income.........    102,584,514
    Accumulated net realized loss on
      investments...............................    (75,359,940)
    Net unrealized depreciation on
      investments...............................   (114,624,490)
                                                  -------------
    Net assets, June 30, 2000...................  $ 736,406,885
                                                  =============
  Net asset value and redemption price per
    share, 102,725,876 outstanding shares of
    common stock (authorized 195,000,000
    shares).....................................  $        7.17
                                                  =============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

  INVESTMENT INCOME
    Interest....................................  $  38,975,412
    Dividends...................................      2,606,232
    Income from securities loaned, net..........         42,765
                                                  -------------
                                                     41,624,409
                                                  -------------
  EXPENSES
    Investment advisory fee.....................      2,086,750
    Accounting fees.............................         72,600
    Shareholders' reports.......................         44,700
    Custodian's fee and expenses................         22,000
    Audit fee and expenses......................          5,000
    Transfer agent's fees and expenses..........          5,000
    Commitment fee on syndicated credit
      agreement.................................          4,000
    Directors' fees.............................          2,000
    Legal fees and expenses.....................          2,000
    Miscellaneous...............................          1,240
                                                  -------------
      Total expenses............................      2,245,290
    Less: custodian fee credit..................        (12,137)
                                                  -------------
      Net expenses..............................      2,233,153
                                                  -------------
  NET INVESTMENT INCOME.........................     39,391,256
                                                  -------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments...............................    (24,021,874)
      Options written...........................         68,000
                                                  -------------
                                                    (23,953,874)
                                                  -------------
    Net change in unrealized depreciation on
      investments...............................    (29,872,990)
                                                  -------------

  NET LOSS ON INVESTMENTS.......................    (53,826,864)
                                                  -------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $ (14,435,608)
                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $  39,391,256       $  84,257,678
    Net realized loss on investments........................     (23,953,874)        (42,984,475)
    Net change in unrealized depreciation on investments....     (29,872,990)         (5,307,921)
                                                               -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................     (14,435,608)         35,965,282
                                                               -------------       -------------
    DIVIDENDS
      Dividends from net investment income..................     (21,064,420)         (2,179,668)
                                                               -------------       -------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,084,426 and 17,182,804 shares,
     respectively]..........................................      22,712,941         127,100,943
    Capital stock issued in reinvestment of dividends
     [2,933,763 and 291,010 shares, respectively]...........      21,064,420           2,179,668
    Capital stock repurchased [(10,003,033) and (20,307,030)
     shares, respectively]..................................     (74,070,995)       (150,186,649)
                                                               -------------       -------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................     (30,293,634)        (20,906,038)
                                                               -------------       -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................     (65,793,662)         12,879,576
  NET ASSETS:
    Beginning of period.....................................     802,200,547         789,320,971
                                                               -------------       -------------
    End of period(a)........................................   $ 736,406,885       $ 802,200,547
                                                               =============       =============
    (a) Includes undistributed net investment income of:....   $ 102,584,514       $  84,257,678
                                                               -------------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $2,421,693,015)........  $4,632,248,585
   Cash................................................          82,577
   Receivable for capital stock sold...................       5,217,430
   Interest and dividends receivable...................       3,559,711
   Due from broker -- variation margin.................         417,311
   Receivable for securities lending income............          26,971
                                                         --------------
     Total Assets......................................   4,641,552,585
                                                         --------------
 LIABILITIES
   Payable for investments purchased...................       5,350,790
   Payable for capital stock repurchased...............       3,574,620
   Payable to investment adviser.......................       3,384,373
   Accrued expenses and other liabilities..............         308,973
   Payable for securities lending rebate...............           6,743
                                                         --------------
     Total Liabilities.................................      12,625,499
                                                         --------------
 NET ASSETS............................................  $4,628,927,086
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................       1,050,526
     Paid-in capital, in excess of par.................   2,352,018,287
                                                         --------------
                                                          2,353,068,813
   Undistributed net investment income.................       9,567,144
   Accumulated net realized gain on investments........      56,864,541
   Net unrealized appreciation on investments..........   2,209,426,588
                                                         --------------
   Net assets, June 30, 2000...........................  $4,628,927,086
                                                         ==============
 Net asset value and redemption price per share,
   105,052,556 outstanding shares of common stock
   (authorized 170,000,000 shares).....................  $        44.06
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $140,415 foreign withholding
     tax)..............................................  $   25,750,240
   Interest............................................       1,854,610
   Income from securities loaned, net..................          20,228
                                                         --------------
                                                             27,625,078
                                                         --------------
 EXPENSES
   Investment advisory fee.............................       7,945,377
   Shareholders' reports...............................         317,000
   Custodian's fees and expenses.......................          67,000
   Accounting fee......................................          56,000
   Audit fee and expenses..............................          28,000
   Commitment fee on syndicated credit agreement.......          22,000
   Directors' fees.....................................           9,800
   Legal fees and expenses.............................           9,000
   Transfer agent's fees and expenses..................           5,000
   Miscellaneous.......................................           2,403
                                                         --------------
     Total expenses....................................       8,461,580
   Less: custodian fee credit..........................          (3,416)
                                                         --------------
   Net expenses........................................       8,458,164
                                                         --------------
 NET INVESTMENT INCOME.................................      19,166,914
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
     Investments.......................................      58,723,760
     Futures...........................................       1,178,443
                                                         --------------
                                                             59,902,203
                                                         --------------
   Net change in unrealized appreciation on:
     Investments.......................................    (100,120,922)
     Futures...........................................      (3,553,245)
                                                         --------------
                                                           (103,674,167)
                                                         --------------
 NET LOSS ON INVESTMENTS...............................     (43,771,964)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $  (24,605,050)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................   $   19,166,914     $   44,408,380
   Net realized gain on investments.........................       59,902,203         46,195,228
   Net change in unrealized appreciation -- depreciation on
     investments............................................     (103,674,167)       682,952,950
                                                               --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................      (24,605,050)       773,556,558
                                                               --------------     --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................       (9,915,562)       (44,092,588)
     Distributions from net realized capital gains..........       (4,659,010)       (54,347,010)
                                                               --------------     --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (14,574,572)       (98,439,598)
                                                               --------------     --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [5,464,147 and 19,061,602 shares,
     respectively]..........................................      236,393,149        768,257,840
   Capital stock issued in reinvestment of dividends and
     distributions [355,044 and 2,357,499 shares,
     respectively]..........................................       14,574,572         98,439,598
   Capital stock repurchased [(5,490,744) and (10,712,263)
     shares, respectively]..................................     (237,878,533)      (434,885,868)
                                                               --------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       13,089,188        431,811,570
                                                               --------------     --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS....................      (26,090,434)     1,106,928,530
 NET ASSETS:
   Beginning of period......................................    4,655,017,520      3,548,088,990
                                                               --------------     --------------
   End of period (a)........................................   $4,628,927,086     $4,655,017,520
                                                               ==============     ==============
   (a) Includes undistributed net investment income of:.....   $    9,567,144     $      315,792
                                                               --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $1,738,740,135)....  $1,755,879,262
   Foreign currency, at value (cost: $3,174,975)...       3,156,501
   Cash............................................       3,228,223
   Receivable for investments sold.................      16,769,324
   Interest and dividends receivable...............       5,595,603
   Receivable for securities lending income........         482,757
   Receivable for capital stock sold...............          40,043
   Deferred expenses and other assets..............           2,712
                                                     --------------
     Total Assets..................................   1,785,154,425
                                                     --------------

 LIABILITIES
   Collateral for securities on loan...............      53,524,300
   Securities lending rebate payable...............       3,878,871
   Payable for investments purchased...............       2,374,016
   Payable to investment adviser...................       1,710,226
   Payable for capital stock repurchased...........       1,276,810
   Accrued expenses and other liabilities..........         234,961
                                                     --------------
     Total Liabilities.............................      62,999,184
                                                     --------------
 NET ASSETS........................................  $1,722,155,241
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............         942,079
     Paid-in capital, in excess of par.............   1,602,326,343
                                                     --------------
                                                      1,603,268,422
     Undistributed net investment income...........      11,597,212
     Accumulated net realized gain on
       investments.................................      90,168,954
     Net unrealized appreciation on investments....      17,120,653
                                                     --------------
       Net assets, June 30, 2000...................  $1,722,155,241
                                                     ==============
     Net asset value and redemption price per
       share, 94,207,874 outstanding shares of
       common stock (authorized 170,000,000
       shares).....................................  $        18.28
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $260,766 foreign withholding
     tax)..........................................  $   25,903,447
   Interest........................................       1,235,907
   Income from securities loaned, net..............         163,687
                                                     --------------
                                                         27,303,041
                                                     --------------
 EXPENSES
   Investment advisory fee.........................       3,576,368
   Shareholders' reports...........................         128,000
   Accounting fees.................................          49,000
   Custodian's fees and expenses...................          36,000
   Audit fee and expenses..........................          12,000
   Commitment fee on syndicated credit agreement...           8,000
   Transfer agent's fees and expenses..............           5,000
   Legal fees and expenses.........................           4,000
   Directors' fees.................................           4,000
   Miscellaneous...................................             531
                                                     --------------
     Total expenses................................       3,822,899
   Less: custodian fee credit......................         (23,884)
                                                     --------------
     Net expenses..................................       3,799,015
                                                     --------------
 NET INVESTMENT INCOME.............................      23,504,026
                                                     --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain (loss) on:
     Investments...................................      90,896,506
     Foreign currencies............................            (689)
                                                     --------------
                                                         90,895,817
                                                     --------------
   Net change in unrealized appreciation on:
     Investments...................................    (225,104,316)
     Foreign currencies............................         (18,474)
                                                     --------------
                                                       (225,122,790)
                                                     --------------
 NET LOSS ON INVESTMENTS...........................    (134,226,973)
                                                     --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $ (110,722,947)
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................   $   23,504,026     $   49,197,688
   Net realized gain on investments.........................       90,895,817        196,991,597
   Net change in unrealized appreciation/depreciation on
     investments............................................     (225,122,790)         1,676,194
                                                               --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................     (110,722,947)       247,865,479
                                                               --------------     --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................      (15,228,194)       (47,863,180)
     Distributions from net realized capital gains..........       (3,969,841)      (228,772,711)
                                                               --------------     --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (19,198,035)      (276,635,891)
                                                               --------------     --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [2,505,161 and 4,932,597 shares,
     respectively]..........................................       45,103,356        106,031,268
   Capital stock issued in reinvestment of dividends and
     distributions [1,076,726 and 14,298,341 shares,
     respectively]..........................................       19,198,035        276,635,891
   Capital stock repurchased [(13,069,113) and (22,475,612)
     shares, respectively]..................................     (236,264,528)      (472,178,202)
                                                               --------------     --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................     (171,963,137)       (89,511,043)
                                                               --------------     --------------
 TOTAL DECREASE IN NET ASSETS...............................     (301,884,119)      (118,281,455)
 NET ASSETS:
   Beginning of period......................................    2,024,039,360      2,142,320,815
                                                               --------------     --------------
   End of period (a)........................................   $1,722,155,241     $2,024,039,360
                                                               ==============     ==============
   (a) Includes undistributed net investment income of:.....   $   11,597,212     $    3,322,069
                                                               --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $4,965,052,251)........  $5,457,618,332
   Cash................................................          11,923
   Dividends and interest receivable...................      10,908,592
   Receivable for investments sold.....................       5,194,729
   Receivable for capital stock sold...................       1,881,810
                                                         --------------
     Total Assets......................................   5,475,615,386
                                                         --------------
 LIABILITIES
   Payable to investment adviser.......................       6,252,193
   Payable for capital stock repurchased...............       4,605,407
   Accrued expenses and other liabilities..............         616,776
   Withholding Tax Payable.............................          96,189
   Distribution fee payable............................             310
   Administration fee payable..........................             186
                                                         --------------
     Total Liabilities.................................      11,571,061
                                                         --------------
 NET ASSETS............................................  $5,464,044,325
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................  $    2,061,844
     Paid-in capital, in excess of par.................   4,479,964,367
                                                         --------------
                                                          4,482,026,211
     Undistributed net investment income...............      32,189,572
     Accumulated net realized gain on investments......     457,266,189
     Net unrealized appreciation on investments and
       foreign currencies..............................     492,562,353
                                                         --------------
   Net assets, June 30, 2000...........................  $5,464,044,325
                                                         ==============
 CLASS I:
   Net asset value and redemption price per share,
     $5,463,447,836/206,161,922 outstanding shares of
     common stock (authorized 295,000,000 shares)......  $        26.50
                                                         ==============
 CLASS II:
   Net asset value and redemption price per share,
     $596,489/22,517 outstanding shares of common stock
     (authorized 5,000,000 shares).....................  $        26.49
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Dividends (net of $184,221 foreign withholding
     tax)..............................................  $   43,271,717
   Interest............................................      26,006,743
                                                         --------------
                                                             69,278,460
                                                         --------------
 EXPENSES
   Investment advisory fee.............................      12,723,445
   Distribution Fee -- Class II........................             494
   Administration Fee -- Class II......................             296
   Shareholders' reports...............................         414,000
   Custodian expense...................................          95,000
   Accounting fees.....................................          50,000
   Commitment fee on syndicated credit agreement.......          37,000
   Audit fee and expenses..............................          30,000
   Transfer agent's fees and expenses..................          12,000
   Legal fees and expenses.............................           5,000
   Directors' fees.....................................           2,000
   Miscellaneous expenses..............................           9,991
                                                         --------------
     Total expenses....................................      13,379,226
   Less: custodian fee credit..........................         (29,635)
                                                         --------------
     Net expenses......................................      13,349,591
                                                         --------------
 NET INVESTMENT INCOME.................................      55,928,869
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
   Net realized gain on:
     Investments.......................................     457,237,724
     Foreign currencies................................       2,338,357
                                                         --------------
                                                            459,576,081
                                                         --------------
   Net change in unrealized appreciation (depreciation)
     on:
     Investments.......................................    (857,460,809)
     Foreign currencies................................         136,271
                                                         --------------
                                                           (857,324,538)
                                                         --------------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES........    (397,748,457)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $ (341,819,588)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                JUNE 30, 2000        DECEMBER 31, 1999
                                                               ----------------      -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................    $   55,928,869        $   108,030,872
   Net realized gain on investments and foreign
     currencies.............................................       459,576,081            762,123,248
   Net change in unrealized depreciation on investments and
     foreign currencies.....................................      (857,324,538)          (132,832,254)
                                                                --------------        ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................      (341,819,588)           737,321,866
                                                                --------------        ---------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income
     Class I................................................       (29,016,687)          (105,053,778)
     Class II...............................................            (4,581)                (2,550)
                                                                --------------        ---------------
                                                                   (29,021,268)          (105,056,328)
                                                                --------------        ---------------
     Distributions from net realized capital gains
     Class I................................................      (136,935,527)          (737,903,685)
     Class II...............................................           (10,872)               (30,961)
                                                                --------------        ---------------
                                                                  (136,946,399)          (737,934,646)
                                                                --------------        ---------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (165,967,667)          (842,990,974)
                                                                --------------        ---------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,187,694 and 8,685,422 shares,
     respectively]..........................................        87,731,444            269,993,500
   Capital stock issued in reinvestment of dividends and
     distributions
     [6,358,914 and 29,304,589 shares, respectively]........       165,967,667            842,990,974
   Capital stock repurchased [(19,095,484) and (33,043,224)
     shares, respectively]..................................      (517,163,773)        (1,019,065,758)
                                                                --------------        ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL STOCK TRANSACTIONS...............................      (263,464,662)            93,918,716
                                                                --------------        ---------------
 TOTAL DECREASE IN NET ASSETS...............................      (771,251,917)           (11,750,392)
 NET ASSETS:
   Beginning of period......................................     6,235,296,242          6,247,046,634
                                                                --------------        ---------------
   End of period(a).........................................    $5,464,044,325        $ 6,235,296,242
                                                                ==============        ===============
   (a) Includes undistributed net investment income of:.....    $   32,189,572        $     2,943,614
                                                                --------------        ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                          PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $2,719,430,030)....  $3,478,239,086
   Cash............................................             749
   Receivable for investments sold.................       8,349,032
   Receivable for capital stock sold...............       1,519,254
   Interest and dividends receivable...............       1,228,980
   Receivable for securities lending, net..........         436,026
                                                     --------------
     Total Assets..................................   3,489,773,127
                                                     --------------
 LIABILITIES
   Payable to investment adviser...................       4,845,097
   Payable for investments purchased...............      11,274,047
   Payable for capital stock repurchased...........         349,577
   Distribution fee payable........................             465
   Administration fee payable......................             279
   Accrued expenses and other liabilities..........         173,711
                                                     --------------
     Total Liabilities.............................      16,643,176
                                                     --------------
 NET ASSETS........................................  $3,473,129,951
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    1,048,296
     Paid-in capital, in excess of par.............   2,473,158,889
                                                     --------------
                                                      2,474,207,185
     Undistributed net investment income...........         923,669
     Accumulated net realized gain on
       investments.................................     239,190,019
     Net unrealized appreciation on investments and
       foreign currencies..........................     758,809,078
                                                     --------------
       Net assets, June 30, 2000...................  $3,473,129,951
                                                     ==============
   Class I:
     Net asset value and redemption price per
       share, 3,470,354,015/104,745,716 outstanding
       shares of common stock (authorized
       110,000,000 shares).........................  $        33.13
                                                     ==============
   Class II:
     Net asset value and redemption price per
       share, 2,775,935/83,915 outstanding shares
       of common stock (authorized 5,000,000
       shares).....................................  $        33.08
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $189,126 foreign withholding
     tax)..........................................  $    6,178,414
   Interest........................................       3,995,743
   Income from securities loaned, net..............         565,833
                                                     --------------
                                                         10,739,990
                                                     --------------

 EXPENSES
   Investment advisory fee.........................       9,532,134
   Administration fee -- Class II..................             285
   Distribution fee -- Class II....................             476
   Shareholders' reports...........................         186,000
   Accounting fee..................................          40,000
   Custodian's fees and expenses...................          35,000
   Audit fees and expenses.........................          17,000
   Commitment fee on syndicated credit agreement...          13,000
   Legal fees and expenses.........................           5,000
   Transfer agent's fees and expenses..............           5,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           4,616
                                                     --------------
     Total expenses................................       9,840,511
   Less: custodian fee credit......................         (24,190)
                                                     --------------
     Net expenses..................................       9,816,321
                                                     --------------
 NET INVESTMENT INCOME.............................         923,669
                                                     --------------

 NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
   Net realized gain on investments................     240,205,243
                                                     --------------
   Net change in unrealized appreciation
     (depreciation) on:
     Investments...................................    (133,489,787)
     Foreign currencies............................              22
                                                     --------------

                                                       (133,489,765)
                                                     --------------

 NET GAIN ON INVESTMENTS...........................     106,715,478
                                                     --------------
 NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.........................  $  107,639,147
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                JUNE 30, 2000        DECEMBER 31, 1999
                                                               ----------------      -----------------
 INCREASE (DECREASE) IN NET ASSETS

 OPERATIONS:
   Net investment income....................................    $      923,669        $    3,100,657
   Net realized gain on investments.........................       240,205,243           147,534,996
   Net change in unrealized appreciation (depreciation) on
     investments............................................      (133,489,765)          574,663,580
                                                                --------------        --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....       107,639,147           725,299,233
                                                                --------------        --------------

 DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income -- Class I..........                --            (3,100,657)
   Distributions from net realized capital gains
   Class I..................................................       (49,620,027)         (109,146,897)
   Class II.................................................            (2,217)                   --
                                                                --------------        --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS........................       (49,622,244)         (112,247,554)
                                                                --------------        --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [22,430,665 and 46,076,803 shares,
     respectively]..........................................       752,106,237         1,238,109,549
   Capital stock issued in reinvestment of dividends and
     distributions [1,630,701 and 3,815,423 shares,
     respectively]..........................................        49,622,244           112,247,554
   Capital stock repurchased [(4,763,710) and (14,500,046)
     shares, respectively]..................................      (157,283,294)         (391,470,256)
                                                                --------------        --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................       644,445,187           958,886,847
                                                                --------------        --------------
 TOTAL DECREASE IN NET ASSETS...............................       702,462,090         1,571,938,526
 NET ASSETS:
   Beginning of period......................................     2,770,667,861         1,198,729,335
                                                                --------------        --------------
   End of period(a).........................................    $3,473,129,951        $2,770,667,861
                                                                ==============        ==============
   (a) Includes undistributed net investment income of:.....    $      923,669        $           --
                                                                --------------        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $1,146,960,150)........  $1,436,414,240
   Foreign currency, at value (cost: $102,805,522).....     104,845,050
   Receivable for capital stock sold...................       2,758,588
   Receivable for investments sold.....................       2,116,815
   Dividends and interest receivable...................       1,550,070
   Receivable for securities lending...................         966,735
                                                         --------------
     Total Assets......................................   1,548,651,498
                                                         --------------
 LIABILITIES
   Bank overdraft......................................         314,406
   Collateral for securities on loan...................     103,874,453
   Unrealized depreciation on interest rate swap.......       2,919,014
   Payable to investment adviser.......................       2,624,532
   Securities lending rebate payable...................       1,246,671
   Payable for capital stock repurchased...............         419,268
   Forward currency contracts payable..................         418,608
   Accrued expenses and other liabilities..............         296,001
                                                         --------------
     Total Liabilities.................................     112,112,953
                                                         --------------
 NET ASSETS............................................  $1,436,538,545
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................  $      502,927
     Paid-in capital, in excess of par.................     897,870,258
                                                         --------------
                                                            898,373,185
   Undistributed net investment income.................       4,345,469
   Accumulated net realized gain on investments........     245,654,456
   Net unrealized appreciation on investments and
     foreign currencies................................     288,165,435
                                                         --------------
   Net assets, June 30, 2000...........................  $1,436,538,545
                                                         ==============
 Net asset value and redemption price per
   share, 50,292,663 outstanding shares of common stock
   (authorized 70,000,000 shares)......................  $        28.56
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $698,547 foreign withholding
     tax)..............................................  $    4,649,364
   Interest............................................       3,309,843
   Income from securities loaned, net..................         260,853
                                                         --------------
                                                              8,220,060
                                                         --------------
 EXPENSES
   Investment advisory fee.............................       5,207,848
   Custodian fees and expenses.........................         301,000
   Shareholders' reports...............................          87,000
   Accounting fees.....................................          58,000
   Audit fee and expenses..............................           8,000
   Commitment fee on syndicated credit agreement.......           6,000
   Transfer agent's fees and expenses..................           5,000
   Legal fees and expenses.............................           2,000
   Directors' fees.....................................           2,000
   Miscellaneous expenses..............................           1,123
                                                         --------------
     Total expenses....................................       5,677,971
   Less: custodian fee credit..........................         (32,581)
                                                         --------------
     Net expenses......................................       5,645,390
                                                         --------------
 NET INVESTMENT INCOME.................................       2,574,670
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
 Net realized gain on:
   Investments.........................................     235,305,816
   Interest rate swaps.................................       6,476,461
   Foreign currencies..................................       4,528,544
                                                         --------------
                                                            246,310,821
                                                         --------------
 Net change in unrealized appreciation (depreciation)
   on:
   Investments.........................................    (262,044,493)
   Interest rate swaps.................................      (4,306,266)
   Foreign currencies..................................       1,783,792
                                                         --------------
                                                           (264,566,967)
                                                         --------------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES........     (18,256,146)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $  (15,681,476)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $    2,574,670         $    2,125,578
   Net realized gain on investments and foreign
     currencies.............................................          246,310,821            105,889,653
   Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................         (264,566,967)           315,255,820
                                                                   --------------         --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................          (15,681,476)           423,271,051
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................           (2,463,844)                    --
     Distributions in excess of net investment income.......                   --             (4,140,269)
     Distributions from net realized capital gains..........          (89,602,571)            (7,259,626)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................          (92,066,415)           (11,399,895)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [11,656,638 and 12,980,789 shares,
     respectively]..........................................          353,741,716            303,934,195
   Capital stock issued in reinvestment of dividends and
     distributions [3,409,867 and 520,780 shares,
     respectively]..........................................           92,066,415             11,399,895
   Capital stock repurchased [(6,686,931) and (11,503,347)
     shares, respectively]..................................         (199,835,783)          (273,433,117)
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................          245,972,348             41,900,973
                                                                   --------------         --------------
 TOTAL INCREASE IN NET ASSETS...............................          138,224,457            453,772,129
 NET ASSETS:
   Beginning of period......................................        1,298,314,088            844,541,959
                                                                   --------------         --------------
   End of period (a)........................................       $1,436,538,545         $1,298,314,088
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $    4,345,469         $           --
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A11

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                             MONEY MARKET PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

                                                                                    PRINCIPAL
                                                              INTEREST   MATURITY    AMOUNT         VALUE
                                                                RATE       DATE       (000)        (NOTE 2)
                                                              --------   --------   ---------   --------------
BANK NOTES -- 9.7%
  Amex Centurion Bank.......................................   7.01%     07/10/00    $ 6,000    $    6,000,000
  Bank of America, N.A......................................   6.73%     09/11/00     31,000        31,000,000
  Comerica Bank, N.A. (a)...................................   6.66%     07/03/00      6,000         5,999,286
  Comerica Bank, N.A. (a)...................................   6.66%     07/06/00      6,000         6,000,343
  Comerica Bank, N.A. (a)...................................   6.57%     07/07/00      5,000         4,998,599
  Comerica Bank, N.A. (a)...................................   6.61%     07/19/00     26,000        25,992,627
  First Union National Bank (a).............................   6.28%     07/21/00     24,000        24,000,000
  Keybank, N.A. (a).........................................   6.05%     07/17/00      4,000         4,000,129
  National City Bank of Cleveland...........................   6.73%     02/09/01      5,000         4,998,551
                                                                                                --------------
                                                                                                   112,989,535
                                                                                                --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 4.1%
  First Union National Bank.................................   7.09%     12/22/00     32,000        32,000,000
  Morgan Guaranty Trust Co..................................   5.70%     07/19/00     16,000        16,000,000
                                                                                                --------------
                                                                                                    48,000,000
                                                                                                --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 10.0%
  Bank of Nova Scotia.......................................   6.65%     02/01/01     10,000         9,997,204
  Dexia Bank Grand Cayman...................................   7.13%     07/03/00      8,171         8,171,000
  National Westminster Bank PLC.............................   6.10%     11/27/00     50,000        49,957,463
  Rabobank Nederland........................................   5.66%     07/13/00     34,000        33,999,552
  Westpac Banking Corp......................................   6.52%     01/29/01     15,000        14,995,861
                                                                                                --------------
                                                                                                   117,121,080
COMMERCIAL PAPER -- 51.6%
  Alcoa, Inc................................................   6.62%     07/18/00     10,000        10,000,000
  Alcoa, Inc................................................   6.75%     07/20/00     25,000        25,000,000
  Alliance & Leicester PLC..................................   6.14%     07/10/00     10,000         9,984,650
  Alliance & Leicester PLC..................................   6.58%     08/22/00      3,800         3,763,883
  Aon Corp..................................................   6.65%     07/13/00      1,500         1,496,675
  Aon Corp..................................................   6.61%     07/14/00      2,892         2,885,097
  B.B.V. Finance, Inc.......................................   6.57%     08/09/00      3,572         3,546,576
  Bank One Corp.............................................   6.86%     08/21/00     10,000        10,000,000
  Bank One Corp.............................................   6.86%     08/17/00      3,100         3,100,000
  Bank One Corp. (a)........................................   6.87%     09/13/00     14,000        14,001,164
  Banc One Financial Corp...................................   6.07%     08/03/00     10,000         9,944,404
  Bank of Scotland Treasury Services PLC....................   6.62%     09/11/00      5,000         4,933,800
  Barton Capital Corp.......................................   6.85%     07/03/00     12,401        12,396,281
  Barton Capital Corp.......................................   6.84%     07/14/00      8,207         8,186,729
  Barton Capital Corp.......................................   6.77%     07/21/00     36,488        36,350,765
  BASF AG...................................................   6.60%     08/28/00     19,000        18,797,967
  BBL North America.........................................   6.58%     08/18/00      3,821         3,787,477
  Bell Atlantic Financial Services, Inc.....................   6.66%     08/16/00      9,463         9,382,470
  Bradford & Bingley Building Society.......................   6.58%     08/07/00      6,000         5,959,424
  Bradford & Bingley Building Society.......................   6.65%     09/08/00     24,028        23,721,743
  Brahms Funding Corp.......................................   6.71%     07/28/00     15,000        14,924,569
  Centric Capital Corp......................................   6.65%     08/23/00      6,500         6,436,363
  Centric Capital Corp......................................   6.65%     09/13/00      6,250         6,164,566
  CIT Group, Inc............................................   6.62%     08/22/00     18,000        17,827,880
  Citicorp (a)..............................................   6.68%     07/03/00      2,000         2,000,000
  Citicorp..................................................   6.60%     08/17/00     25,000        24,784,584
  First Union Corp..........................................   5.63%     02/12/01      2,400         2,386,206

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B1

JUNE 30, 2000 (UNAUDITED)

                                                                                    PRINCIPAL
                                                              INTEREST   MATURITY    AMOUNT         VALUE
                                                                RATE       DATE       (000)        (NOTE 2)
                                                              --------   --------   ---------   --------------
COMMERCIAL PAPER (CONT'D.)
  Corporate Asset Funding Co., Inc..........................   6.63%     08/24/00    $ 8,000    $    7,920,440
  Countrywide Home Loan.....................................   6.71%     07/31/00     17,800        17,700,468
  CXC, Inc..................................................   6.73%     11/15/00     25,000        24,359,715
  Delaware Funding Corp.....................................   6.65%     07/25/00     12,676        12,619,803
  Duke Capital Corp.........................................   7.25%     07/05/00     10,000         9,991,945
  Edison Asset Securitization LLC...........................   6.65%     08/14/00     14,305        14,188,732
  Falcon Asset Securitization Corp..........................   6.60%     08/08/00        662           657,388
  Falcon Asset Securitization Corp..........................   6.62%     08/14/00      9,955         9,874,453
  Forrestal Funding Master Trust............................   6.63%     09/15/00     18,286        18,030,057
  Fortis Funding LLC........................................   6.75%     10/06/00     21,450        21,059,878
  General Electric Capital Corp.............................   6.55%     07/17/00      2,300         2,293,304
  General Electric Capital Corp.............................   6.55%     07/18/00      1,000           996,907
  General Electric Capital Corp.............................   6.65%     09/07/00      1,300         1,283,671
  GTE Corp..................................................   6.62%     07/05/00     20,000        19,985,289
  GTE Corp..................................................   6.62%     08/02/00     11,000        10,935,271
  Hartford Financial Service Group, Inc.....................   6.65%     07/14/00      4,000         3,990,395
  Hartford Financial Service Group, Inc.....................   6.62%     07/31/00      4,000         3,977,933
  Homeside Lending..........................................   6.60%     08/02/00      7,000         6,958,933
  Invensys PLC..............................................   7.30%     07/05/00     10,000         9,991,889
  Salomon Smith Barney Holdings, Inc........................   6.62%     09/11/00     11,378        11,227,355
  Santander Finance, Inc....................................   6.71%     11/14/00     34,000        33,138,138
  Santander Finance, Inc....................................   6.71%     11/15/00     20,000        19,489,294
  SBC Communications, Inc...................................   6.55%     07/12/00      2,700         2,694,596
  Sonoco Products Co........................................   7.05%     07/05/00     19,000        18,985,117
  Southern Co...............................................   6.75%     07/31/00      2,750         2,734,531
  Sweetwater Capita Corp....................................   6.67%     09/13/00      5,276         5,203,663
  Sweetwater Capita Corp....................................   6.67%     09/14/00      2,482         2,447,511
  Sweetwater Capita Corp....................................   6.67%     09/18/00      4,068         4,008,457
  Wells Fargo & Co..........................................   6.60%     07/18/00     13,500        13,457,925
                                                                                                --------------
                                                                                                   601,966,331
                                                                                                --------------
OTHER CORPORATE OBLIGATIONS -- 23.3%
  Abbey National Treasury Services, PLC.....................   6.24%     07/24/00     20,000        19,999,261
  Centex Home Mortgage (a)(b)...............................   6.79%     07/20/00      5,000         5,000,000
  CIT Group, Inc. (a).......................................   6.68%     10/16/00      4,000         3,994,236
  Commercial Credit Co......................................   5.75%     07/15/00      2,000         1,999,855
  Conseco Finance Vehicle Trust (a)(b)......................   6.81%     07/17/00      7,360         7,359,781
  Daimler Chrysler..........................................   6.53%     07/06/00     29,000        28,999,483
  Ford Motor Credit Corp. (a)...............................   6.73%     08/18/00     35,000        34,996,281
  Ford Motor Credit Corp. (a)...............................   6.77%     10/02/00     28,000        27,993,051
  Goldman Sachs Group L.P. (a)..............................   6.92%     09/15/00     45,000        45,000,000
  Restructured Asset Securities Enhanced Return (a)(b)......   6.74%     07/06/00     24,000        24,000,000
  Security Life of Denver (a)(b)............................   6.35%     07/12/00     15,000        15,000,000
  Short Term Repackaged Asset Trust (a)(b)..................   6.75%     07/18/00     12,000        12,000,000
  Strategic MM Tr 99-A (a)..................................   6.40%     07/13/00     27,000        27,000,000
  Travelers Group, Inc. (a)(b)..............................   6.30%     07/06/00      4,000         4,000,000
  US Bancorp (a)............................................   6.72%     07/20/00     14,265        14,263,445
                                                                                                --------------
                                                                                                   271,605,393
                                                                                                --------------
U.S. GOVERNMENT OBLIGATIONS -- 1.3%
  Federal Home Loan Bank (a)................................   6.19%     07/19/00     15,000        14,994,120
                                                                                                --------------
TOTAL INVESTMENTS  -- 100.0%
  (amortized cost $1,166,676,459; (c)).......................................................    1,166,676,459
                                                                                                --------------
ASSETS IN EXCESS OF OTHER LIABILITIES........................................................          123,929
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%...................................................................   $1,166,800,388
                                                                                                ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B2

JUNE 30, 2000 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

   AG  Aktiengesellschaft (German Stock Company)

   PLC Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2000.

(b) Indicates a restricted security and deemed illiquid. The Aggregate cost and value of restricted securities $67,359,781 represents 5.8% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

   The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2000 was as follows:

      Commercial Banks............................................    43.8%
      Asset Backed Securities.....................................    15.0%
      Motor Vehicle Parts.........................................     7.9%
      Bank Holding Company U.S....................................     6.9%
      Security Brokers & Dealers..................................     4.8%
      Phone Company Communications................................     3.7%
      Metals......................................................     3.0%
      Life Insurance..............................................     2.5%
      Short Term Business Credit..................................     2.3%
      Mortgage Bankers............................................     2.1%
      Paperboard Mills............................................     1.6%
      Chemicals & Allied Products.................................     1.6%
      Federal Credit Agencies.....................................     1.3%
      Electrical Services.........................................     1.1%
      Fire & Marine Casualty Insurance............................     1.0%
      Electric & Equipment, Computer..............................     0.8%
      Accidental/Health Insurance.................................     0.4%
      Personal Credit Institution.................................     0.2%
                                                                     -----
                                                                     100.0%
      Other assets in excess of liabilities.......................     0.0%
                                                                     -----
                                                                     100.0%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B3

                           DIVERSIFIED BOND PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 88.2%                                                                         PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS -- 87.9%                                   -------   -----------   -----------------   ---------   --------------
AEROSPACE -- 1.8%
  Boeing Co. ...........................................    A1             8.75%       08/15/21         $ 6,250    $    6,882,562
  Northrop Grumman Corp. ...............................   Baa3           7.875%       03/01/26           3,400         3,222,826
  Raytheon Co. .........................................   Baa2            6.45%       08/15/02           5,000         4,871,300
  Raytheon Co. .........................................   Baa2            6.50%       07/15/05           4,200         3,986,934
  United Technologies Corp. ............................    A2             7.50%       09/15/29           3,200         3,150,000
                                                                                                                   --------------
                                                                                                                       22,113,622
                                                                                                                   --------------
AIRLINES -- 1.4%
  Continental Airlines, Inc. ...........................    Aa3           7.461%       04/01/15           5,104         4,886,677
  United Airlines, Inc. ................................   Baa3           10.67%       05/01/04           7,000         7,120,330
  United Airlines, Inc. ................................   Baa3           11.21%       05/01/14           5,000         5,154,400
                                                                                                                   --------------
                                                                                                                       17,161,407
                                                                                                                   --------------
ASSET BACKED SECURITIES -- 3.2%
  Advanta Mortgage Loan Trust, Series 1994-3............    Aaa            8.49%       01/25/26           7,014         7,010,719
  California Infrastructure PG&E, Series 1997-1.........    Aaa            6.32%       09/25/05           4,000         3,908,125
  Citibank Credit Card Master Trust.....................    Aaa            6.10%       05/15/08          12,500        11,703,125
  MBNA Corp., Series 1999-B ............................    Aaa            5.90%       08/15/11          17,900        16,201,614
                                                                                                                   --------------
                                                                                                                       38,823,583
                                                                                                                   --------------
AUTO/EQUIPMENT RENTAL -- 0.1%
  Hertz Corp. ..........................................    A3             8.25%       06/01/05             750           765,600
                                                                                                                   --------------
AUTOMOBILES & TRUCKS -- 0.6%
  Ford Motor Co. .......................................    A2             7.45%       07/16/31           2,300         2,175,179
  Navistar International Corp. .........................   Baa3            7.00%       02/01/03           3,500         3,342,500
  Navistar International Corp. .........................    Ba2            8.00%       02/01/08           1,350         1,238,625
                                                                                                                   --------------
                                                                                                                        6,756,304
                                                                                                                   --------------
BANKS & FINANCIAL SERVICES -- 5.2%
  Bayerische Landesbank Girozentrale, (Germany).........    Aaa           5.875%       12/01/08           7,800         6,938,568
  Chase Manhattan Corp. ................................    A1            7.875%       06/15/10           1,000           998,000
  Chase Manhattan Corp. ................................    A1            6.375%       04/01/08           5,770         5,335,461
  International Bank for Reconstruction & Development
    (Supranational) ....................................    Aaa          12.375%       10/15/02             750           834,540
  Lehman Brothers Holdings, Inc. .......................    A3            6.625%       04/01/04          13,245        12,640,895
  Lehman Brothers Holdings, Inc. .......................    A3            6.375%       05/07/02             560           546,829
  Lehman Brothers Holdings, Inc. .......................    A3            6.625%       02/05/06           3,685         3,443,227
  Merrill Lynch, Pierce, Fenner & Smith, Inc. ..........    Aa3           6.922%       06/24/03          15,000        14,985,000
  Okobank (Japan).......................................    A2           7.2975%       09/29/49           5,000         4,935,000
  PaineWebber Group, Inc. ..............................   Baa1            6.45%       12/01/03           5,000         4,763,400
  Salomon, Inc. ........................................    Aa3            6.65%       07/15/01           7,000         6,945,120
  Salomon, Inc. ........................................    Aa3           6.125%       01/15/03             500           483,305
                                                                                                                   --------------
                                                                                                                       62,849,345
                                                                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.6%
  Cho Hung Bank.........................................    B1            11.50%       04/01/10           3,250         3,128,125
  Cho Hung Bank.........................................    B1           11.875%       04/01/10           3,250         3,128,125
  Compass Bancshares, Inc. .............................    A1             8.10%       08/15/09           4,800         4,642,512
  Dresdner Funding Trust................................    A1            8.151%       06/30/31           7,600         6,634,800
  Hanvit Bank...........................................    B1            12.75%       03/01/10           6,550         6,484,500
  Kansallis-Osake-Pankki (Finland)......................    A1            10.00%       05/01/02           5,000         5,205,650
  KBC Bank Funding......................................    A1             9.86%       11/29/49           5,000         5,116,000
  National Australia Bank, (Australia)..................    A1             6.40%       12/10/07           3,700         3,649,125
  Sanwa Finance Aruba A.E.C.............................   Baa1            8.35%       07/15/09           4,640         4,619,399
  Sovereign Bancorp.....................................    Ba3           10.25%       05/15/04           1,325         1,306,569
  Sovereign Bancorp.....................................    Ba3           10.50%       11/15/06           2,295         2,295,000
  Washington Mutual, Inc. ..............................    A3             7.50%       08/15/06          10,000         9,703,800
                                                                                                                   --------------
                                                                                                                       55,913,605
                                                                                                                   --------------
BEVERAGES -- 0.1%
  Embotelladora Andina S A..............................   Baa1           7.875%       10/01/97           1,250           963,000
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B4

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.4%
  British Sky Broadcasting, Inc. .......................   Baa3           6.875%       02/23/09         $ 1,975    $    1,735,057
  Cox Enterprises, Inc. ................................   Baa1           6.625%       06/14/02           3,200         3,146,720
  CSC Holdings, Inc. ...................................    Ba1            7.25%       07/15/08           3,400         3,143,130
  CSC Holdings, Inc. ...................................    Ba1           7.875%       12/15/07           1,490         1,441,620
  Rogers Cablesystems, Inc. (Canada)....................    Ba1           10.00%       03/15/05           4,000         4,090,000
  Tele-Communications, Inc..............................    A2             6.34%       02/01/12           3,500         3,443,650
                                                                                                                   --------------
                                                                                                                       17,000,177
                                                                                                                   --------------
COMPUTERS -- 1.0%
  Hewlett Packard Company...............................    Aa2            7.15%       06/15/05           5,000         5,000,000
  International Business Machine Corp. .................    A1             5.50%       01/15/09           5,000         4,457,850
  International Business Machine Corp. .................    A1            5.625%       04/12/04           3,000         2,854,830
                                                                                                                   --------------
                                                                                                                       12,312,680
                                                                                                                   --------------
CONSUMER PRODUCTS -- 0.1%
  Fortune Brands........................................    A2            7.125%       11/01/04           1,050         1,019,235
                                                                                                                   --------------
CONTAINERS & PACKAGING -- 0.6%
  Owen-Illinois, Inc. ..................................    Ba1            7.85%       05/15/04           5,244         5,020,239
  Pactiv Corp. .........................................   Baa3            7.95%       12/15/25           2,000         1,794,060
                                                                                                                   --------------
                                                                                                                        6,814,299
                                                                                                                   --------------
DIVERSIFIED OPERATIONS -- 0.6%
  Tyco Int'l Group SA...................................   Baa1           6.875%       01/15/29           3,350         2,829,980
  Xerox Cap Europe PLC..................................    A3             5.75%       05/15/02           4,960         4,776,480
                                                                                                                   --------------
                                                                                                                        7,606,460
                                                                                                                   --------------
DRUGS & MEDICAL SUPPLIES -- 0.5%
  Mallinckrod, Inc. ....................................   Baa2            6.30%       03/15/11           3,500         3,447,500
  Monsanto Corp. .......................................    A1             6.50%       12/01/18           1,015           894,743
  Monsanto Corp. .......................................    A1             6.75%       12/15/27           2,415         2,166,424
                                                                                                                   --------------
                                                                                                                        6,508,667
                                                                                                                   --------------
FINANCIAL SERVICES -- 6.0%
  Bombardier Capital, Inc. M.T.N........................    A3             7.30%       12/15/02           5,000         4,955,000
  Calair Capital Corp. .................................    Ba2           8.125%       04/01/08           2,700         2,322,000
  Capital One Financial Corp. ..........................   Baa2            7.08%       10/30/01           5,000         4,924,650
  Capital One Financial Corp. ..........................   Baa3            7.25%       05/01/06           2,100         1,921,500
  Chrysler Financial Corp. .............................    A1             5.25%       10/22/01          10,400        10,116,392
  Ford Motor Credit Co. ................................    A2            7.375%       10/28/09           1,600         1,547,632
  Gatx Capital Corp.....................................   Baa2            7.75%       12/01/06           3,000         2,805,000
  General Motors Acceptance Corp. ......................    A2             5.75%       11/10/03          10,000         9,468,500
  Heller Financial, Inc. ...............................    A3            6.000%       03/19/04           2,900         2,713,936
  HSBC Capital Funding LP...............................    A1           10.176%       12/31/49           6,000         6,450,000
  HVB Funding Trust.....................................    NR            9.000%       10/22/31           6,000         5,694,600
  International Lease Finance Corp. ....................    A1            5.900%       03/12/03           6,000         5,760,000
  RBF Finance Co. ......................................    Ba3          11.375%       03/15/09           1,270         1,371,600
  Sakura Cap Funding Cayman.............................    Ba2           7.040%       09/29/49           5,000         4,850,000
  The CIT Group, Inc. ..................................    A1            5.500%       10/15/01           8,045         7,843,231
                                                                                                                   --------------
                                                                                                                       72,744,041
                                                                                                                   --------------
FOOD & BEVERAGE -- 0.4%
  Archer-Daniels-Midland Co. ...........................    A1            6.625%       05/01/29           4,700         3,938,365
  Comunidad Andaluic....................................    Aa3           7.250%       10/01/29             540           519,048
                                                                                                                   --------------
                                                                                                                        4,457,413
                                                                                                                   --------------
FOREST PRODUCTS -- 2.0%
  International Paper Co. ..............................   Baa1            8.00%       07/08/03          16,000        16,083,680
  Scotia Pacific Co. ...................................   Baa2           7.710%       01/20/14          12,200         8,357,000
                                                                                                                   --------------
                                                                                                                       24,440,680
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B5

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp. ........................    Ba2           6.910%       06/15/05         $ 2,435    $    2,209,762
  Tenet Healthcare Corp. ...............................    Ba1           7.875%       01/15/03           1,825         1,774,813
                                                                                                                   --------------
                                                                                                                        3,984,575
                                                                                                                   --------------
INDUSTRIALS -- 0.5%
  Compania Sud Americana De Vapores.....................    NR            7.375%       12/08/03           2,000         1,920,000
  Rockwell International Corp. .........................    A1            5.200%       01/15/98           6,500         4,071,990
                                                                                                                   --------------
                                                                                                                        5,991,990
                                                                                                                   --------------
INSURANCE -- 1.3%
  Allstate Corp. .......................................    A1            7.200%       12/01/09             900           860,328
  Conseco, Inc. ........................................    Ba1           8.500%       10/15/02           6,875         5,087,500
  Nationwide CSN Trust..................................    A1            9.875%       02/15/25           5,000         4,990,000
  Reliaster Financial Corp. ............................    A3            6.625%       09/15/03           5,000         4,844,000
                                                                                                                   --------------
                                                                                                                       15,781,828
                                                                                                                   --------------
INVESTMENT BANKING -- 1.1%
  Morgan Stanley Dean Witter & Co. .....................    Aa3           5.625%       04/12/02           5,450         5,293,149
  Morgan Stanley Dean Witter & Co. .....................    Aa3           7.125%       01/15/03           2,830         2,811,860
  Morgan Stanley Dean Witter & Co. .....................    Aa3            7.75%       06/15/05           5,000         4,999,500
                                                                                                                   --------------
                                                                                                                       13,104,509
                                                                                                                   --------------
LEISURE -- 1.9%
  Harrahs Operating Co., Inc. ..........................    Ba2           7.875%       12/15/05             290           272,600
  HMH Properties........................................    Ba2           7.875%       08/01/05           1,970         1,861,650
  ITT Corp. ............................................    Ba1            6.75%       11/15/03           7,000         6,568,870
  Park Place Entertainment..............................    Ba2           7.875%       12/15/05           2,265         2,129,100
  Park Place Entertainment..............................    Ba2           9.375%       02/15/07             740           740,000
  Royal Caribbean Cruises Ltd. .........................   Baa2            7.00%       10/15/07           8,000         6,752,480
  Royal Caribbean Cruises Ltd. .........................   Baa2            7.25%       08/15/06           5,000         4,425,050
                                                                                                                   --------------
                                                                                                                       22,749,750
                                                                                                                   --------------
MEDIA -- 3.9%
  Liberty Media Group...................................   Baa3            8.25%       02/01/30           5,000         4,604,050
  News America Holding, Inc. ...........................   Baa3           6.703%       05/21/34          22,000        20,934,760
  Paramount Communications, Inc. .......................   Baa1            7.50%       01/15/02           5,000         4,983,650
  Turner Broadcasting Systems Inc. .....................   Baa3            7.40%       02/01/04          13,500        13,086,090
  United News & Media PLC...............................   Baa2            7.25%       07/01/04           2,000         1,931,200
  United News & Media PLC...............................   Baa2            7.75%       07/01/09           1,000           947,700
                                                                                                                   --------------
                                                                                                                       46,487,450
                                                                                                                   --------------
OIL & GAS -- 3.9%
  Amerada Hess Corp. ...................................   Baa1           7.375%       10/01/09             600           583,134
  Amerada Hess Corp. ...................................   Baa1           7.875%       10/01/29           1,600         1,564,496
  Atlantic Richfield Co. ...............................    Aa2            5.55%       04/15/03           3,700         3,567,096
  Atlantic Richfield Co. ...............................    Aa2            5.90%       04/15/09           6,770         6,173,089
  B.J. Services Co. ....................................   Baa2            7.00%       02/01/06           5,000         4,795,950
  Eott Energy Partners LP...............................    Ba2           11.00%       10/01/09           1,960         1,989,400
  K N Energy, Inc. .....................................   Baa2            6.30%       03/01/21          15,000        14,883,900
  K N Energy, Inc. .....................................   Baa2            6.45%       11/30/01           4,500         4,407,300
  Limestone Electron Trust..............................   Baa3           8.625%       03/15/03           6,000         6,058,080
  Phillips Petroleum Company............................   Baa2            8.50%       05/25/05           2,550         2,634,354
                                                                                                                   --------------
                                                                                                                       46,656,799
                                                                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.3%
  Parker & Parsley Petroleum Co. .......................    Ba2           8.875%       04/15/05           1,505         1,468,143
  Seagull Energy Corp. .................................    Ba1           7.875%       08/01/03           1,830         1,775,100
                                                                                                                   --------------
                                                                                                                        3,243,243
                                                                                                                   --------------
PHOTOGRAPHY -- 0.2%
  Eastman Kodak Company M.T.N...........................    A2             7.25%       06/15/05           2,500         2,490,750
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B6

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
PRINTING & PUBLISHING -- 0.2%
  World Color Press, Inc. ..............................   Baa3            7.75%       02/15/09         $ 2,075    $    1,893,438
  World Color Press, Inc. ..............................   Baa3           8.375%       11/15/08           1,000           940,000
                                                                                                                   --------------
                                                                                                                        2,833,438
                                                                                                                   --------------
RAILROADS -- 0.3%
  Norfolk Southern Corp. ...............................   Baa1            6.95%       05/01/02           1,650         1,627,148
  Union Pacific Corp. ..................................   Baa3            7.95%       04/15/29           2,100         2,082,696
                                                                                                                   --------------
                                                                                                                        3,709,844
                                                                                                                   --------------
REAL ESTATE INVESTMENT TRUST -- 0.8%
  ERP Operating L.P. ...................................    A3             6.63%       04/13/15           3,900         3,666,234
  ERP Operating L.P. ...................................    A3             7.10%       06/23/04           1,500         1,454,640
  HRPT Properties Trust.................................   Baa2           7.521%       07/09/07           5,000         5,000,000
                                                                                                                   --------------
                                                                                                                       10,120,874
                                                                                                                   --------------
RETAIL -- 2.1%
  Federated Department Stores, Inc. ....................   Baa1           8.125%       10/15/02           5,250         5,302,605
  Federated Department Stores, Inc. ....................   Baa1            8.50%       06/15/03          10,200        10,293,534
  Kmart Corp. ..........................................   Baa3            9.78%       01/05/20           3,850         3,557,169
  Kroger Co., (The).....................................   Baa3           6.375%       03/01/08           6,600         5,941,980
                                                                                                                   --------------
                                                                                                                       25,095,288
                                                                                                                   --------------
TELECOMMUNICATIONS -- 7.9%
  AT&T Canada, Inc. (Canada)............................   Baa3            7.65%       09/15/06           1,600         1,590,960
  TeleCommunications, Inc. .............................    Ba1          10.125%       04/15/22           6,300         7,608,447
  Deutsche Telekom International........................    Aa2            7.75%       06/15/05           8,100         8,140,500
  Deutsche Telekom International........................    Aa2            8.00%       06/15/10           5,000         5,035,000
  Deutsche Telekom International........................    Aa2            8.25%       06/15/30           7,500         7,575,750
  Electric Lightwave, Inc. .............................    A2             6.05%       05/15/04           3,300         3,073,125
  Global Crossing Holdings, Ltd. .......................    Ba2           9.125%       11/15/06           4,400         4,235,000
  LCI International, Inc. ..............................   Baa1            7.25%       06/15/07          11,125        10,533,484
  Qwest Communications, Inc.............................   Baa1            7.50%       11/01/08           3,150         3,039,750
  Rogers Cantel, Inc. ..................................   Baa3           9.375%       06/01/08           2,350         2,420,500
  Sprint Corp. .........................................   Baa1            5.70%       11/15/03          12,000        11,319,360
  Sprint Corp. .........................................   Baa1           6.875%       11/15/28           2,500         2,173,175
  Sprint Corp. .........................................   Baa2           7.625%       06/10/02           5,000         5,005,500
  Telecom De Puerto Rico................................   Baa2            6.65%       05/15/06           6,800         6,315,500
  Telecom De Puerto Rico................................   Baa2            6.80%       05/15/09           5,700         5,208,375
  U.S. West Cap. Funding, Inc. .........................   Baa1           6.875%       08/15/01           5,000         4,974,000
  Williams Communications Group, Inc. ..................    B2            10.70%       10/01/07           2,000         1,990,000
  Worldcom, Inc. .......................................    A3             6.95%       08/15/28           6,300         5,549,670
                                                                                                                   --------------
                                                                                                                       95,788,096
                                                                                                                   --------------
UTILITIES -- 11.3%
  AES Corp. ............................................    Ba1            9.50%       06/01/09           4,905         4,806,900
  Calenergy Co., Inc. ..................................   Baa3            6.96%       09/15/03           8,000         7,802,640
  Calenergy Co., Inc. ..................................   Baa3            7.23%       09/15/05           5,000         4,862,250
  Calpine Corp. ........................................    Ba1           10.50%       05/15/06           4,060         4,242,700
  CMS Energy Corp.......................................    Ba3            6.75%       01/15/04           4,500         4,185,000
  CMS Energy Corp. .....................................    Ba3            8.00%       07/01/11           4,500         4,417,200
  Cogentrix Energy, Inc. ...............................    Ba1            8.75%       10/15/08          10,000         9,650,000
  Commonwealth Edison Co. ..............................   Baa2           7.625%       01/15/07           7,525         7,342,218
  Connecticut Light & Power Co. ........................   Baa3            7.75%       06/01/02           5,685         5,703,078
  Edison Mission Energy.................................    A3             7.73%       06/15/09           3,200         3,120,512
  El Paso Electric Company..............................   Baa3            9.40%       05/01/11           4,000         4,244,560
  El Paso Energy Corp. .................................   Baa2           6.625%       07/15/01           3,800         3,766,636
  Hydro-Quebec..........................................    A2             8.00%       02/01/13           1,850         1,923,963
  Hydro-Quebec..........................................    A2            7.500%       04/01/16             500           497,680
  Hydro-Quebec..........................................    A2            9.400%       02/01/21           3,925         4,631,147
  Illinois Power Co. ...................................    Aaa            5.38%       06/25/07          15,000        14,001,450
  Niagara Mohawk Power..................................   Baa2           6.875%       04/01/03           4,000         3,909,080
  Niagara Mohawk Power..................................   Baa2           7.375%       08/01/03           8,000         7,888,240
  Niagara Mohawk Power..................................   Baa2            8.00%       06/01/04           5,000         5,025,350
  Osprey Trust..........................................   Baa2            8.31%       01/15/03          16,000        16,054,400

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B7

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
UTILITIES (CONT'D.)
  PSEG Energy Holdings, Inc. ...........................    Ba1           10.00%       10/01/09         $ 2,605    $    2,637,563
  Sonat, Inc. ..........................................   Baa2           7.625%       07/15/11           5,100         4,981,425
  Texas Utilities.......................................   Baa3            5.94%       10/15/01          10,000         9,784,600
  Utilicorp United Inc. ................................   Baa3            7.00%       07/15/04           1,280         1,222,566
  Utilicorp United, Inc. ...............................   Baa3           7.625%       11/15/09             700           660,009
                                                                                                                   --------------
                                                                                                                      137,361,167
                                                                                                                   --------------
WASTE MANAGEMENT -- 0.7%
  Allied Waste Industries, Inc. ........................    Ba3           7.625%       01/01/06           1,540         1,347,500
  Waste Management, Inc. ...............................    Ba1           6.125%       07/15/01           7,000         6,760,040
                                                                                                                   --------------
                                                                                                                        8,107,540
                                                                                                                   --------------
U.S. GOVERNMENT AGENCY AND OBLIGATIONS -- 15.4%
  United States Treasury Bond (a).......................                  8.125%       08/15/21          66,700        81,488,724
  United States Treasury Bond...........................                   9.00%       11/15/18           7,300         9,479,707
  United States Treasury Bond...........................                  6.125%       08/15/29          22,714        22,941,140
  United States Treasury Bond...........................                   6.75%       08/15/26           9,800        10,545,682
  United States Treasury Bond...........................                 13.875%       05/15/11           4,150         5,629,101
  United States Treasury Note...........................                   6.50%       02/15/10          31,445        32,521,048
  United States Treasury Note...........................                   6.50%       05/31/02           4,715         4,720,893
  United States Treasury Note...........................                   6.50%       10/15/06           1,825         1,846,955
  United States Treasury Strips.........................             zero coupon       05/15/20          36,500        10,819,695
  United States Treasury Strips.........................             zero coupon       11/15/15          16,446         6,378,088
                                                                                                                   --------------
                                                                                                                      186,371,033
                                                                                                                   --------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 2.0%
  Federal National Mortgage Association.................                   6.50%       12/31/99          20,000        19,279,600
  Federal National Mortgage Association.................                   9.00%   05/01/17-09/01/21        237           193,572
  Government National Mortgage Association..............                   7.50%   05/20/02-01/15/26      4,987         4,959,455
                                                                                                                   --------------
                                                                                                                       24,432,627
                                                                                                                   --------------
FOREIGN GOVERNMENT BONDS -- 4.2%
  Province of Saskatchewan (Canada).....................    A2            9.125%       02/15/21           3,000         3,468,090
  Quebec Province (Canada)..............................    A2            7.125%       02/09/24           2,650         2,503,137
  Republic of Argentina (Argentina).....................    BBB (b)       0.010%       10/15/01           5,000         4,300,000
  Republic of Panama (Panama)...........................    Ba1           7.875%       02/13/02           8,000         7,840,000
  Republic of Philippines (Philippines).................    Ba1           8.875%       04/15/08           3,200         2,880,000
  United Mexican States (Mexico)........................   Baa3           7.312%       12/31/19           2,100         2,063,250
  United Mexican States (Mexico)........................   Baa3           7.602%       12/31/19           4,200         4,126,500
  United Mexican States (Mexico)........................   Baa3           7.800%       12/31/19           5,900         5,796,750
  United Mexican States (Mexico)........................   Baa3           9.875%       02/01/10           7,500         7,762,500
  United Mexican States (Mexico)........................   Baa3          10.375%       02/17/09           9,500        10,212,500
                                                                                                                   --------------
                                                                                                                       50,952,727
                                                                                                                   --------------
TOTAL LONG-TERM BONDS
  (cost $1,096,849,061).........................................................................................    1,063,513,646
                                                                                                                   --------------
                                                                                                        SHARES
                                                                                                       ---------
PREFERRED STOCK -- 0.3%
  Centaur Funding Corp. (cost $4,323,180) ..........................................................      4.323         3,997,350
                                                                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,101,172,241).........................................................................................    1,067,510,996
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B8

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
                                                           -------   -----------   -----------------   ---------   --------------
SHORT-TERM INVESTMENTS -- 12.2%
OTHER CORPORATE OBLIGATIONS -- 9.4%
  Arkla Inc., M.T.N. ...................................   Baa1            9.32%       12/18/00         $ 2,000    $    2,013,380
  Burlington Northern Santa Fe Corp. ...................   Baa2            6.05%       03/15/01           8,000         7,958,640
  Camden Property Trust.................................   Baa2            7.23%       10/30/00           5,000         4,991,000
  Comdisco, Inc. .......................................   Baa1            6.32%       11/27/00          10,000         9,954,400
  El Paso Electric Company..............................   Baa3            7.75%       05/01/01           5,850         5,840,581
  ERP Operating L.P. ...................................    BBB (b)        6.15%       09/15/00          15,000        14,962,500
  Ford Motor Credit Co. ................................    A2             5.75%       01/25/01           4,000         3,964,880
  Fort James Corp. .....................................   Baa2           6.234%       03/15/01           5,000         4,954,650
  Goldman Sachs Group, Inc. ............................    A1             5.56%       01/11/01           4,200         4,164,720
  GTE Corp. ............................................    A2            9.375%       12/01/00           6,250         6,308,437
  ICI Wilmington, Inc. .................................   Baa1            9.50%       11/15/00           3,500         3,522,435
  ITT Corp. ............................................    Ba1            6.25%       11/15/00           4,250         4,210,942
  Kroger Co., (The) ....................................   Baa3            6.34%       06/01/01           6,500         6,386,250
  Norfolk Southern Corp. ...............................   Baa1           6.875%       05/01/01           4,500         4,469,355
  Raytheon Co. .........................................   Baa2            5.95%       03/15/01           6,500         6,424,145
  Salomon, Inc. ........................................    Aa3            6.59%       02/21/01           3,500         3,484,355
  Seagram (J.) & Sons...................................   Baa3            5.79%       04/15/01          11,500        11,343,600
  TRW, Inc. ............................................   Baa1            6.45%       06/15/01           9,200         9,062,000
                                                                                                                   --------------
  (cost $114,992,761)...........................................................................................      114,016,270
                                                                                                                   --------------
REPURCHASE AGREEMENT -- 2.8%
  Joint Repurchase Agreement Account (cost $34,236,000)
    (Note 5)......................................................        6.492%       07/03/00          34,236        34,236,000
                                                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $149,228,761)...........................................................................................      148,252,270
                                                                                                                   --------------
TOTAL INVESTMENTS BEFORE INVESTMENT SOLD SHORT -- 100.4%
  (cost $1,250,401,002; Note 6).................................................................................    1,215,763,266
                                                                                                                   --------------
INVESTMENT SOLD SHORT -- (0.7%)
  United States Treasury Note (proceeds
    $8,251,875 -- Note 2)...............................    Aaa            6.75%       05/15/05          (8,100)       (8,288,568)
                                                                                                                   --------------
  TOTAL INVESTMENTS, NET OF INVESTMENT SOLD SHORT -- 99.7%......................................................    1,207,474,698
  Variation margin on open futures contracts (c)................................................................          (27,344)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...................................................................        3,336,122
                                                                                                                   --------------
TOTAL NET ASSETS -- 100.0%......................................................................................   $1,210,783,476
                                                                                                                   ==============

The following abbreviations are used in portfolio descriptions:

   L.P.    Limited Partnership
   M.T.N.  Medium Term Note
   PLC     Public Limited Company (British Corporation)
   S.A.    Sociedad Anonime (Spanish Corporation) or Societe Anonyme
           (French Corporation)
   NR      Not Rated by Moody's or Standard & Poor's

(a) Security, or portion thereof, segregated as collateral for futures contracts

(b) Standard & Poor's Rating.

(c) Open Futures contracts as of June 30, 2000 are as follows:

  NUMBER OF                          EXPIRATION    VALUE AT       VALUE AT
  CONTRACTS            TYPE             DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
Long position:
     175        U.S. Treasury Bond    Sep 00      $17,040,625    $17,035,156      $(5,469)
                                                                                  =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B9

                           GOVERNMENT INCOME PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

                                                                                             PRINCIPAL
                                                              INTEREST       MATURITY         AMOUNT        VALUE
                                                                RATE           DATE            (000)       (NOTE 2)
LONG-TERM INVESTMENTS -- 95.6%                                --------   -----------------   ---------   ------------
ASSET BACKED SECURITIES -- 3.5%
  Team Fleet Financing Corp. ...............................    7.35%        05/15/03        $ 10,000    $  9,950,000
                                                                                                         ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.5%
  Bear Stearns Commercial Mortgage..........................    7.64%        02/15/32           2,962       2,989,303
  Federal Home Loan Mortgage Corp. .........................    6.00%        12/15/08           5,273       5,068,239
  Federal National Mortgage Association.....................    6.00%        06/25/08           3,156       2,962,297
  Federal National Mortgage Association.....................    6.25%        11/25/21           5,000       4,818,750
  Mortgage Capital Funding, Inc. ...........................    6.33%        10/18/07           2,931       2,815,508
                                                                                                         ------------
                                                                                                           18,654,097
                                                                                                         ------------
MORTGAGE PASS-THROUGHS -- 24.2%
  Federal National Mortgage Association.....................    6.50%        12/31/99          18,000      17,351,640
  Federal National Mortgage Association.....................    7.50%    02/01/02-10/01/12     10,271      10,270,434
  Federal National Mortgage Association.....................    8.00%    03/01/22-05/01/26        641         645,688
  Federal National Mortgage Association.....................    9.00%    02/01/25-04/01/25      3,102       3,193,958
  Government National Mortgage Association..................    7.00%    03/15/23-12/15/23      9,810       9,574,032
  Government National Mortgage Association..................    7.50%    12/15/25-02/15/26     10,435      10,378,886
  Government National Mortgage Association..................    8.00%    05/15/22-12/15/24     10,403      10,549,610
  Government National Mortgage Association..................    8.50%    09/15/24-04/15/25      6,905       7,077,934
                                                                                                         ------------
                                                                                                           69,042,182
                                                                                                         ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 61.4%
  Federal Farm Credit Bank..................................    5.90%        01/10/05           5,000       4,779,700
  Federal Home Loan Bank....................................    5.75%        10/15/07          15,000      14,671,875
  Federal Home Loan Mortgage Corp. .........................    7.36%        06/05/07          15,000      14,653,050
  Federal National Mortgage Association.....................     Zero        02/15/06          15,364      10,716,390
  Federal National Mortgage Association.....................    6.06%        05/21/03          30,000      29,118,600
  Small Business Administration Participation
    Certificates............................................    6.00%        09/01/18           7,384       6,780,976
  Small Business Administration Participation
    Certificates............................................    6.85%        07/01/17           4,323       4,164,393
  Small Business Administration Participation
    Certificates............................................    7.15%        01/01/17          16,019      15,695,102
  Small Business Administration Participation
    Certificates............................................    7.20%        10/01/16          17,167      16,863,294
  United States Treasury Bonds..............................     Zero        05/15/17          13,100       4,650,762
  United States Treasury Bonds(b)...........................   8.125%        08/15/19          43,500      52,587,585
  United States Treasury Notes..............................    6.75%        05/15/05             715         731,645
                                                                                                         ------------
                                                                                                          175,413,372
                                                                                                         ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $279,699,654).................................................................................    273,059,651
                                                                                                         ------------

SHORT-TERM INVESTMENTS -- 11.9%
ASSET BACKED SECURITIES -- 1.4%
  Westpac Securitisation Trust, Ser. 1998-1G (Australia)....    6.42%        07/19/00           3,969(a)    3,959,436
                                                                                                         ------------
COMMERCIAL PAPER -- 5.3%
  Black Forest Corp. .......................................    6.58%        07/17/00           2,600       2,592,397
  Centric Capital Corp. ....................................    6.57%        07/17/00           2,800       2,791,824
  Clipper Receivables Corp. ................................    6.57%        07/17/00           2,800       2,791,824
  Old Line Funding Corp. ...................................    6.60%        07/13/00           1,293       1,290,155
  Sweetwater Capital........................................    6.58%        07/17/00           2,800       2,791,812
  Wood Street Funding Corp. ................................    6.56%        07/17/00           2,800       2,791,836
                                                                                                         ------------
                                                                                                           15,049,848
                                                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B10

JUNE 30, 2000 (UNAUDITED)

                                                                                             PRINCIPAL
                                                              INTEREST       MATURITY         AMOUNT        VALUE
                                                                RATE           DATE            (000)       (NOTE 2)
SHORT-TERM INVESTMENTS (CONTINUED)                            --------   -----------------   ---------   ------------
REPURCHASE AGREEMENTS -- 5.2%
  Joint Repurchase Agreement Account........................    6.49%        07/03/00        $ 14,963    $ 14,963,000
                                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $33,972,284)..................................................................................     33,972,284
                                                                                                         ------------
TOTAL INVESTMENTS -- 107.5%
  (amortized cost $313,671,938; Note 6)...............................................................    307,031,935
                                                                                                         ------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (c)........................................................        (64,328)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.5)%.......................................................    (21,282,806)
                                                                                                         ------------
TOTAL NET ASSETS -- 100.0%............................................................................   $285,684,801
                                                                                                         ============

(a) US$ Denominated Foreign Bonds
(b) Security segregated as collateral for futures contracts
(c) Open futures contracts as of June 30, 2000 were as follows:

      NUMBER OF                             EXPIRATION    VALUE AT       VALUE AT      APPRECIATION/
      CONTRACTS               TYPE             DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
Long Position:
  250                  U.S. Treasury 30yr     Sep 00     24,277,563     24,335,938        $58,375
Short Position:
  231                  U.S. Treasury 30yr     Sep 00     22,741,680     22,749,891        $(8,211)
                                                                                          -------
                                                                                          $50,164
                                                                                          =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B11

                         CONSERVATIVE BALANCED PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 82.2%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS -- 48.8%                 ----------   --------------
ADVERTISING
  Young & Rubicam, Inc. .............      10,800   $      617,625
                                                    --------------
AEROSPACE -- 0.5%
  Boeing Co. ........................     135,000        5,644,688
  GenCorp, Inc. .....................      30,100          240,800
  General Dynamics Corp.(b) .........      30,700        1,604,075
  Goodrich (B.F.) Co. ...............      16,200          551,813
  Honeywell Inc. ....................     122,912        4,140,598
  Lockheed Martin Corp. .............      60,200        1,493,713
  Northrop Grumman Corp. ............      11,200          742,000
  Parker-Hannifin Corp. .............      20,010          685,343
  Raytheon Co. (Class "B" Stock) ....      52,300        1,006,775
  United Technologies Corp. .........      71,400        4,203,675
                                                    --------------
                                                        20,313,480
                                                    --------------
AIRLINES -- 0.1%
  AMR Corp. .........................      24,000          634,500
  Delta Air Lines, Inc. .............      20,600        1,041,588
  Southwest Airlines Co. ............      78,200        1,480,912
  US Airways Group, Inc.(a) .........      11,100          432,900
                                                    --------------
                                                         3,589,900
                                                    --------------
APPAREL
  Nike, Inc. (Class "B" Stock) ......      41,800        1,664,162
  Reebok International Ltd.(a) ......      10,200          162,563
                                                    --------------
                                                         1,826,725
                                                    --------------
AUTOS - CARS & TRUCKS -- 0.4%
  Cummins Engine Co., Inc. ..........       7,200          196,200
  Dana Corp. ........................      25,000          529,688
  Delphi Automotive Systems Corp. ...      86,252        1,256,045
  Ford Motor Co. ....................     189,500        8,148,500
  General Motors Corp. ..............      80,191        4,656,090
  Genuine Parts Co. .................      30,700          614,000
  Navistar International Corp.(a) ...       8,800          273,350
  PACCAR, Inc. ......................      13,900          551,656
  Titan International, Inc. .........      48,650          258,453
  TRW, Inc. .........................      20,500          889,187
  Visteon Corp.(a) ..................      24,812          300,843
                                                    --------------
                                                        17,674,012
                                                    --------------
BANKS AND SAVINGS & LOANS -- 1.8%
  AmSouth Bancorporation ............      58,100          915,075
  Banc One Corp. ....................     174,082        4,624,053
  Bank of New York Co., Inc. ........     114,200        5,310,300
  BankAmerica Corp. .................     263,061       11,311,623
  BB&T Corp. ........................      54,200        1,294,025
  Charter One Financial, Inc. .......       5,000          115,000
  Chase Manhattan Corp. .............     192,200        8,853,212
  Comerica, Inc. ....................      26,100        1,171,237
  First Union Corp. .................     153,500        3,808,719
  Firstar Corp. .....................     147,438        3,105,413
  Golden West Financial Corp. .......      27,900        1,138,669
  Huntington Bancshares, Inc. .......      40,760          644,518
  KeyCorp ...........................      68,300        1,203,787
  Mellon Financial Corp. ............      79,100        2,882,206
  National City Corp. ...............      89,500        1,527,094
  Northern Trust Corp. ..............      32,400        2,108,025
  Old Kent Financial Corp. ..........      24,150          646,013
  PNC Bank Corp. ....................      44,300        2,076,562
  Providian Financial Corp. .........      21,550        1,939,500
  SouthTrust Corp. ..................      28,400          642,550

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Summit Bancorp(b) .................      29,600   $      728,900
  SunTrust Banks, Inc. ..............      45,900        2,097,056
  U.S. Bancorp ......................     110,400        2,125,200
  Union Planters Corp. ..............      23,800          664,913
  Wachovia Corp.(b) .................      30,900        1,676,325
  Wells Fargo & Co. .................     256,500        9,939,375
                                                    --------------
                                                        72,549,350
                                                    --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc. .....................      24,500          643,125
  Lexmark International Group,
    Inc. ............................      19,433        1,306,869
  Molex, Inc. .......................      30,800        1,482,250
  Omnicom Group, Inc. ...............      27,200        2,422,500
                                                    --------------
                                                         5,854,744
                                                    --------------
CHEMICALS -- 0.5%
  Air Products & Chemicals, Inc. ....      34,400        1,059,950
  Dow Chemical Co. ..................     102,700        3,100,256
  Du Pont (E.I.) de Nemours & Co. ...     162,120        7,092,750
  Eastman Chemical Co. ..............      11,400          544,350
  Engelhard Corp. ...................      18,100          308,831
  FMC Corp.(a) ......................       6,000          348,000
  Grace (W.R.) & Co. ................      15,400          186,725
  Great Lakes Chemical Corp. ........       9,700          305,550
  Hercules, Inc. ....................      21,500          302,344
  OM Group, Inc. ....................      28,400        1,249,600
  Praxair, Inc. .....................      26,000          973,375
  Rohm & Haas Co. ...................      33,511        1,156,130
  Sigma-Aldrich Corp. ...............      14,900          435,825
  Union Carbide Corp. ...............      21,000        1,039,500
                                                    --------------
                                                        18,103,186
                                                    --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a) ..................     109,510        1,533,140
  Convergys Corp.(a) ................      14,000          726,250
  Deluxe Corp. ......................      15,000          353,437
  Quintiles Transnational Corp. .....      17,300          244,363
                                                    --------------
                                                         2,857,190
                                                    --------------
COMPUTER SERVICES -- 6.8%
  3Com Corp.(a) .....................      53,700        3,094,462
  Adaptec, Inc.(a) ..................      17,400          395,850
  Adobe Systems, Inc. ...............      18,600        2,418,000
  America Online, Inc.(a) ...........     354,000       18,673,500
  Autodesk, Inc. ....................      12,200          423,188
  Automatic Data Processing, Inc. ...      97,800        5,238,412
  BMC Software, Inc.(a) .............      37,900        1,382,758
  Cabletron Systems, Inc.(a) ........      30,200          762,550
  Ceridian Corp.(a) .................      25,500          613,594
  Cisco Systems, Inc.(a)(b) .........   1,060,900       67,433,456
  Citrix Systems, Inc. ..............      31,600          598,425
  Computer Associates International, Inc.  84,500        4,325,344
  Computer Sciences Corp.(a)(b) .....      25,600        1,912,000
  Compuware Corp.(a) ................      59,000          612,125
  Comverse Technology, Inc.(a) ......      23,500        2,185,500
  Electronic Data Systems Corp. .....      68,900        2,842,125
  EMC Corp.(a) ......................     323,150       24,862,353
  First Data Corp. ..................      61,300        3,042,012
  Mercury Interactive Corp.(a) ......       3,000          290,250
  Microsoft Corp.(a) ................     805,800       64,464,000
  Network Appliance, Inc.(a) ........      45,400        3,654,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B12

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
COMPUTER SERVICES (CONT'D.)
  Novell, Inc.(a)(b) ................      55,200   $      510,600
  Oracle Corp.(a)(b) ................     436,700       36,710,094
  Parametric Technology Corp.(a) ....      49,200          541,200
  Peoplesoft, Inc. ..................      44,200          740,350
  Sapient Corp.(a) ..................       9,600        1,026,600
  Siebel Systems, Inc.(a) ...........      28,700        4,694,244
  Silicon Graphics, Inc.(a) .........       4,600           17,250
  Unisys Corp. ......................      49,200          716,475
  VERITAS Software Corp.(a)(b) ......      60,600        6,848,747
  Yahoo!, Inc.(a)(b) ................      81,800       10,132,975
                                                    --------------
                                                       271,163,139
                                                    --------------
COMPUTERS -- 2.7%
  Apple Computer, Inc.(a) ...........      48,300        2,529,713
  Compaq Computer Corp. .............     257,039        6,570,559
  Dell Computer Corp.(a)(b) .........     397,200       19,586,925
  Gateway, Inc. .....................      48,800        2,769,400
  Hewlett-Packard Co. ...............     155,900       19,468,012
  International Business Machines Corp.   276,800       30,326,900
  NCR Corp.(a) ......................      14,700          572,381
  Seagate Technology, Inc.(a) .......      33,400        1,837,000
  Sun Microsystems, Inc.(a) .........     244,500       22,234,219
                                                    --------------
                                                       105,895,109
                                                    --------------
CONSTRUCTION -- 0.1%
  Centex Corp. ......................       8,100          190,350
  Fluor Corp. .......................      11,300          357,363
  Pulte Corp. .......................       7,600          164,350
  Standard Pacific Corp. ............      99,100          991,000
  Vulcan Materials Co. ..............      16,400          700,075
                                                    --------------
                                                         2,403,138
                                                    --------------
CONTAINERS -- 0.1%
  Ball Corp. ........................       4,400          141,625
  Bemis Co., Inc. ...................      10,300          346,338
  Crown Cork & Seal Co., Inc. .......      18,300          274,500
  Owens-Illinois, Inc.(a) ...........      28,000          327,250
  Pactiv Corp.(a) ...................      26,200          206,325
  Sealed Air Corp.(a) ...............      12,500          654,687
                                                    --------------
                                                         1,950,725
                                                    --------------
COSMETICS & SOAPS -- 0.6%
  Alberto-Culver Co. (Class "B"
    Stock) ..........................       9,100          278,119
  Avon Products, Inc. ...............      37,900        1,686,550
  Colgate-Palmolive Co. .............      90,600        5,424,675
  Gillette Co. ......................     166,400        5,813,600
  International Flavors & Fragrances,
    Inc. ............................      17,100          516,206
  Procter & Gamble Co. ..............     197,800       11,311,688
                                                    --------------
                                                        25,030,838
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Eastman Kodak Co. .................      47,800        2,844,100
  Fortune Brands, Inc. ..............      27,700          638,831
  Philip Morris Companies Inc. ......     369,100        9,804,219
                                                    --------------
                                                        13,287,150
                                                    --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. ..............      18,100        1,214,963
  Pitney Bowes, Inc. ................      43,100        1,724,000
  Xerox Corp. .......................     102,400        2,124,800
                                                    --------------
                                                         5,063,763
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
DIVERSIFIED OPERATIONS -- 2.0%
  General Electric Co. ..............   1,530,100   $   81,095,300
                                                    --------------
DRUGS & MEDICAL SUPPLIES -- 5.4%
  Abbott Laboratories ...............     238,700       10,637,069
  Allergan, Inc. ....................      21,500        1,601,750
  ALZA Corp.(a) .....................      16,300          963,737
  American Home Products Corp. ......     203,200       11,938,000
  Amgen, Inc.(a) ....................     158,600       11,141,650
  Bard (C.R.), Inc. .................       9,400          452,375
  Bausch & Lomb, Inc. ...............       8,900          688,637
  Baxter International, Inc. ........      43,200        3,037,500
  Becton, Dickinson & Co. ...........      40,900        1,173,319
  Biogen, Inc.(a) ...................      20,600        1,328,700
  Biomet, Inc. ......................      19,600          753,375
  Boston Scientific Corp.(a) ........      63,600        1,395,225
  Bristol-Myers Squibb Co.(b) .......     308,400       17,964,300
  Cardinal Health, Inc.(b) ..........      41,200        3,048,800
  Guidant Corp.(b) ..................      46,200        2,286,900
  Johnson & Johnson .................     216,200       22,025,375
  Lilly (Eli) & Co.(b) ..............     169,100       16,888,862
  Mallinckrodt, Inc. ................      10,900          473,469
  MedImmune, Inc.(a) ................      16,000        1,184,000
  Medtronic, Inc. ...................     180,300        8,981,194
  Merck & Co., Inc. .................     360,100       27,592,662
  Pfizer, Inc. ......................     962,700       46,209,600
  Pharmacia & Upjohn, Inc.(b) .......     196,362       10,149,461
  Schering-Plough Corp. .............     227,900       11,508,950
  St. Jude Medical, Inc.(a) .........      14,100          646,838
  Watson Pharmaceuticals, Inc.(a) ...      15,900          854,625
                                                    --------------
                                                       214,926,373
                                                    --------------
ELECTRONICS -- 3.6%
  Advanced Micro Devices, Inc.(a) ...      22,700        1,753,575
  Altera Corp.(a) ...................      29,000        2,956,187
  Analog Devices, Inc.(a) ...........      54,400        4,134,400
  Applied Materials, Inc.(a) ........     118,900       10,775,312
  Broadcom Corp. (Class "A"
    Stock)(a)........................       4,000          799,930
  Conexant Systems, Inc.(a) .........      30,700        1,492,788
  Emerson Electric Co. ..............      63,200        3,815,700
  Intel Corp. .......................     517,400       69,169,912
  KLA-Tencor Corp.(a) ...............      29,100        1,704,169
  Linear Technology Corp. ...........      46,500        2,973,094
  LSI Logic Corp.(a)(b) .............      45,000        2,435,625
  Maxim Integrated Products,
    Inc.(a) .........................      39,000        2,649,563
  Micron Technology, Inc. ...........      81,500        7,177,094
  MIPS Technologies, Inc. (Class "B"
    Stock) (a) ......................       3,492          134,450
  National Semiconductor Corp.(a) ...      27,000        1,532,250
  Novellus Systems, Inc.(a) .........       5,000          282,813
  Rockwell International Corp. ......      29,100          916,650
  Sanmina Corp.(a) ..................       8,000          684,000
  Solectron Corp.(a) ................      88,900        3,722,687
  Tektronix, Inc. ...................      10,800          799,200
  Teradyne, Inc.(a) .................      24,100        1,771,350
  Texas Instruments, Inc. ...........     252,400       17,336,725
  Thomas & Betts Corp. ..............      12,700          242,888
  Xilinx Inc. (a) ...................      47,700        3,938,231
                                                    --------------
                                                       143,198,593
                                                    --------------
FINANCIAL SERVICES -- 3.1%
  American Express Co. ..............     208,400       10,862,850
  Associates First Capital Corp. ....     105,344        2,350,488

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B13

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FINANCIAL SERVICES (CONT'D.)
  Bear Stearns Companies, Inc. ......      20,416   $      849,816
  Block (H.R.), Inc. ................      17,800          576,275
  Capital One Financial Corp. .......      32,100        1,432,463
  Citigroup, Inc. ...................     528,250       31,827,062
  Countrywide Credit Industries,
    Inc. ............................      20,100          609,281
  Dun & Bradstreet Corp. ............      27,500          787,188
  Federal Home Loan Mortgage Corp. ..     107,800        4,365,900
  Federal National Mortgage
    Association .....................     159,100        8,303,031
  Fifth Third Bancorp ...............      48,500        3,067,625
  Fleet Boston Financial Corp. ......     142,412        4,842,008
  Franklin Resource, Inc. ...........      39,900        1,211,963
  Household International, Inc. .....      73,052        3,036,224
  Lehman Brothers Holdings, Inc. ....      18,900        1,787,231
  MBNA Corp. ........................     124,850        3,386,556
  Merrill Lynch & Co., Inc.(b) ......      58,100        6,681,500
  Morgan (J.P.) & Co., Inc. .........      25,500        2,808,187
  Morgan Stanley Dean Witter &
    Co. .............................     178,680       14,875,110
  PaineWebber Group, Inc. ...........      23,300        1,060,150
  Paychex, Inc. .....................      57,700        2,423,400
  Price (T. Rowe) Associates,
    Inc. ............................      16,100          684,250
  Regions Financial Corp. ...........      37,700          749,288
  Schwab (Charles) Corp.(a) .........     194,250        6,531,656
  SLM Holding Corp. .................      25,700          962,144
  State Street Corp. ................      23,700        2,513,681
  Synovus Financial Corp. ...........      48,250          850,406
  Washington Mutual, Inc. ...........      87,878        2,537,477
                                                    --------------
                                                       121,973,210
                                                    --------------
FOOD & BEVERAGE -- 1.8%
  Anheuser-Busch Companies,
    Inc.(b) .........................      72,400        5,407,375
  Archer-Daniels-Midland Co. ........     103,098        1,011,649
  Bestfoods .........................      40,400        2,797,700
  Brown-Forman Corp. (Class "B"
    Stock) ..........................      10,500          564,375
  Campbell Soup Co. .................      64,200        1,869,825
  Coca-Cola Co. .....................     383,700       22,038,769
  Coca-Cola Enterprises, Inc.(b) ....      72,100        1,176,131
  ConAgra, Inc. .....................      79,400        1,513,563
  Coors (Adolph) Co. (Class "B" Stock)      6,600          399,300
  General Mills, Inc.(b) ............      46,780        1,789,335
  Heinz (H.J.) & Co. ................      53,030        2,320,062
  Hershey Foods Corp. ...............      22,300        1,081,550
  Kellogg Co.(b) ....................      63,200        1,880,200
  Nabisco Group Holdings Corp. ......      54,100        1,403,219
  PepsiCo, Inc. .....................     225,900       10,038,431
  Quaker Oats Co. ...................      21,100        1,585,138
  Ralston-Ralston Purina Group(b) ...      49,600          988,900
  Sara Lee Corp. ....................     132,500        2,558,906
  Seagram Co., Ltd. .................      67,400        3,909,200
  Sysco Corp. .......................      50,100        2,110,462
  Unilever NV .......................      88,517        3,806,231
  Wrigley (William) Jr. Co. .........      18,000        1,443,375
                                                    --------------
                                                        71,693,696
                                                    --------------
FOREST PRODUCTS -- 0.2%
  Boise Cascade Corp. ...............       8,100          209,587
  Fort James Corp. ..................      34,400          795,500
  Georgia-Pacific Corp. .............      28,000          735,000
  International Paper Co. ...........      71,373        2,127,808
  Louisiana-Pacific Corp. ...........      14,500          157,688
  Mead Corp. ........................      17,100          431,775

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FOREST PRODUCTS (CONT'D.)
  Potlatch Corp. ....................       4,200   $      139,125
  Temple-Inland, Inc. ...............      10,500          441,000
  Westvaco Corp. ....................      16,200          401,962
  Weyerhaeuser Co. ..................      35,100        1,509,300
  Willamette Industries, Inc. .......      20,100          547,725
                                                    --------------
                                                         7,496,470
                                                    --------------
GAS PIPELINES -- 0.2%
  Columbia Energy Group .............      12,500          820,313
  El Paso Energy Corp. ..............      35,200        1,793,000
  Peoples Energy Corp. ..............       6,400          207,200
  Sempra Energy .....................      31,919          542,623
  Williams Companies, Inc. ..........      64,700        2,697,181
                                                    --------------
                                                         6,060,317
                                                    --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.2%
  Columbia/HCA Healthcare Corp. .....      84,100        2,554,537
  Healthsouth Corp.(a) ..............      66,200          475,812
  Humana, Inc.(a) ...................      71,900          350,513
  IMS Health, Inc. ..................      56,200        1,011,600
  Manor Care, Inc. ..................      17,000          119,000
  McKesson HBOC Inc.(b) .............      44,530          932,347
  Shared Medical Systems Corp. ......       3,000          218,813
  Tenet Healthcare Corp.(a) .........      52,500        1,417,500
  UnitedHealth Group Inc. ...........      26,900        2,306,675
  Wellpoint Health Networks Inc. ....       6,000          434,625
                                                    --------------
                                                         9,821,422
                                                    --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co. ........................      36,100        1,617,731
  Kimberly-Clark Corp. ..............      86,400        4,957,200
  Leggett & Platt, Inc. .............      30,400          501,600
                                                    --------------
                                                         7,076,531
                                                    --------------
HOUSING RELATED -- 0.2%
  Armstrong Holdings Inc. ...........       7,100          108,719
  Kaufman & Broad Home Corp. ........       7,200          142,650
  Lowe's Companies, Inc. ............      56,900        2,336,456
  Masco Corp. .......................      70,600        1,275,212
  Maytag Corp. ......................      13,600          501,500
  Newell Rubbermaid Inc. ............      44,614        1,148,811
  Owens Corning .....................       9,700           89,725
  Stanley Works .....................      13,200          313,500
  Tupperware Corp. ..................       7,000          154,000
  Whirlpool Corp. ...................      11,400          531,525
                                                    --------------
                                                         6,602,098
                                                    --------------
INSTRUMENTS -- CONTROLS -- 0.2%
  Agilent Technologies, Inc.(a) .....      57,593        4,247,497
  Johnson Controls, Inc. ............      13,500          692,719
  PE Corp-PE Biosystems Group .......      32,600        2,147,525
  PerkinElmer, Inc. .................      12,100          800,112
  Thermo Electron Corp.(a) ..........      36,700          772,994
                                                    --------------
                                                         8,660,847
                                                    --------------
INSURANCE -- 1.6%
  Aetna, Inc. .......................      23,100        1,482,731
  AFLAC Inc. ........................      41,100        1,888,031
  Allstate Corp. ....................     120,400        2,678,900
  American General Corp. ............      37,100        2,263,100
  American International Group,
    Inc. ............................     239,853       28,182,727
  Aon Corp. .........................      38,600        1,199,013
  Chubb Corp. .......................      26,700        1,642,050

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B14

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
INSURANCE (CONT'D.)
  CIGNA Corp. .......................      25,400   $    2,374,900
  Cincinnati Financial Corp. ........      27,000          848,813
  Conseco, Inc.(b) ..................      54,821          534,505
  Hartford Financial Services Group, Inc.  34,400        1,924,250
  Jefferson-Pilot Corp. .............      16,000          903,000
  Lincoln National Corp. ............      30,600        1,105,425
  Loews Corp. .......................      17,800        1,068,000
  Marsh & McLennan Companies, Inc. ..      41,900        4,375,931
  MBIA, Inc. ........................      15,500          746,906
  MGIC Investment Corp. .............      16,900          768,950
  Progressive Corp. .................      12,500          925,000
  Reinsurance Group of America,
    Inc. ............................     156,425        4,712,303
  SAFECO Corp. ......................      23,900          475,013
  St. Paul Companies, Inc. ..........      37,200        1,269,450
  Torchmark Corp. ...................      20,300          501,156
  UnumProvident Corp. ...............      39,010          782,638
                                                    --------------
                                                        62,652,792
                                                    --------------
LEISURE -- 0.4%
  Brunswick Corp. ...................      16,900          279,906
  Carnival Corp. (Class "A"
    Stock) ..........................      90,900        1,772,550
  Disney (Walt) Co.(b) ..............     321,500       12,478,219
  Harrah's Entertainment, Inc.(a) ...      23,800          498,313
  Hilton Hotels Corp. ...............      57,500          539,062
  Marriott International, Inc. (Class
    "A" Stock) ......................      38,300        1,381,194
                                                    --------------
                                                        16,949,244
                                                    --------------
MACHINERY -- 0.3%
  American Power Conversion
    Corp.(a) ........................      19,000          775,437
  Briggs & Stratton Corp. ...........       5,400          184,950
  Caterpillar, Inc. .................      54,600        1,849,575
  Cooper Industries, Inc. ...........      15,900          517,744
  Deere & Co. .......................      36,600        1,354,200
  Dover Corp. .......................      31,300        1,269,606
  Eaton Corp. .......................      11,500          770,500
  Ingersoll-Rand Co. ................      26,600        1,070,650
  Milacron, Inc. ....................       7,200          104,400
  Snap-On, Inc. .....................       8,900          236,963
  Timken Co. ........................      11,500          214,188
  United Dominion Industries Ltd. ...     116,100        1,973,700
                                                    --------------
                                                        10,321,913
                                                    --------------
MANUFACTURING -- 0.4%
  Illinois Tool Works, Inc. .........      43,400        2,473,800
  Smith (A.O.) Corp.(a) .............     105,450        2,207,859
  Tyco International Ltd. ...........     265,222       12,564,892
                                                    --------------
                                                        17,246,551
                                                    --------------
MEDIA -- 1.5%
  Clear Channel Communications,
    Inc.(a)(b) ......................      53,100        3,982,500
  Comcast Corp. (Special Class "A"
    Stock) ..........................     144,000        5,832,000
  Donnelley (R.R.) & Sons Co. .......      64,900        1,464,306
  Dow Jones & Co., Inc. .............      14,400        1,054,800
  Gannett Co., Inc. .................      42,000        2,512,125
  Interpublic Group of Companies,
    Inc. ............................      43,200        1,857,600
  Knight-Ridder, Inc. ...............      13,600          723,350
  McGraw-Hill Companies, Inc. .......      30,900        1,668,600
  Mediaone Group, Inc.(b) ...........      82,500        5,455,312

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  Meredith Corp. ....................      10,200   $      344,250
  New York Times Co. (Class "A"
    Stock) ..........................      25,500        1,007,250
  Time Warner, Inc.(b) ..............     199,600       15,169,600
  Tribune Co. .......................      51,050        1,786,750
  Viacom, Inc., (Class "B" Stock)
    (a) .............................     238,169       16,240,149
                                                    --------------
                                                        59,098,592
                                                    --------------
METALS-FERROUS
  Allegheny Technologies, Inc. ......      14,200          255,600
  Bethlehem Steel Corp.(a) ..........      26,200           93,338
  Material Sciences Corp.(a) ........      19,000          190,000
  Nucor Corp. .......................      12,700          421,481
  USX Corp.-U.S. Steel Group,
    Inc. ............................      12,200          226,462
  Worthington Industries, Inc. ......      11,400          119,700
                                                    --------------
                                                         1,306,581
                                                    --------------
METALS-NON FERROUS -- 0.1%
  Alcan Aluminum Ltd.(b) ............      33,700        1,044,700
  Alcoa, Inc. .......................     136,440        3,956,760
  Inco Ltd. .........................      33,800          519,675
                                                    --------------
                                                         5,521,135
                                                    --------------
MINERAL RESOURCES
  Homestake Mining Co. ..............      39,600          272,250
  Phelps Dodge Corp. ................      12,893          479,458
                                                    --------------
                                                           751,708
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.3%
  AES Corp. .........................      68,200        3,111,625
  Crane Co. .........................      10,800          262,575
  Danaher Corp. .....................      23,800        1,176,613
  Ecolab, Inc. ......................      23,300          910,156
  Grainger (W.W.), Inc. .............      15,500          477,594
  IDEX Corp. ........................      57,200        1,805,375
  ITT Industries, Inc. ..............      19,600          595,350
  Millipore Corp. ...................       8,200          618,075
  NACCO Industries, Inc. (Class "A"
    Stock) ..........................         200            7,025
  Pall Corp. ........................      22,000          407,000
  PPG Industries, Inc. ..............      26,100        1,156,556
  Textron, Inc. .....................      24,000        1,303,500
                                                    --------------
                                                        11,831,444
                                                    --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.4%
  American Greetings Corp. (Class "A"
    Stock) ..........................       9,800          186,200
  Black & Decker Corp. ..............      15,500          609,344
  Corning, Inc. .....................      43,300       11,685,587
  Energizer Holdings, Inc.(a) .......           1               22
  Minnesota Mining & Manufacturing Co.     62,000        5,115,000
  Polaroid Corp. ....................       9,100          164,369
                                                    --------------
                                                        17,760,522
                                                    --------------
MOTORCYCLES
  Harley-Davidson, Inc. .............      47,300        1,821,050
                                                    --------------
OIL & GAS -- 2.2%
  Amerada Hess Corp. ................      15,100          932,425
  Anadarko Petroleum Corp.(b) .......      20,300        1,001,044
  Ashland, Inc. .....................      12,600          441,788

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B15

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
OIL & GAS (CONT'D.)
  Chevron Corp. .....................     102,000   $    8,650,875
  Coastal Corp. .....................      32,900        2,002,787
  Eastern Enterprises ...............       5,600          352,800
  Exxon Mobil Corp. .................     537,970       42,230,645
  Kerr-McGee Corp. ..................      16,525          973,942
  NICOR, Inc. .......................       7,100          231,638
  Phillips Petroleum Co. ............      39,700        2,012,294
  Pioneer Natural Resources Co. .....     212,744        2,712,486
  Royal Dutch Petroleum Co. .........     333,300       20,518,781
  Sunoco, Inc. ......................      15,600          459,225
  Texaco, Inc.(b) ...................      85,900        4,574,175
  Unocal Corp. ......................      40,100        1,328,312
  USX-Marathon Group ................      48,500        1,215,531
                                                    --------------
                                                        89,638,748
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.2%
  Baker Hughes, Inc. ................      51,950        1,662,400
  Burlington Resources Inc. .........      34,100        1,304,325
  Conoco, Inc. (Class "B" Stock) ....      91,394        2,244,865
  Occidental Petroleum Corp. ........      55,900        1,177,394
  Transocean Sedco Forex, Inc. ......      28,997        1,549,527
  Union Pacific Resources Group,
    Inc. ............................      40,500          891,000
                                                    --------------
                                                         8,829,511
                                                    --------------
OIL & GAS SERVICES -- 0.6%
  Apache Corp. ......................      17,800        1,046,863
  Enron Corp. .......................     111,700        7,204,650
  Halliburton Co. ...................      65,500        3,090,781
  McDermott International, Inc. .....     361,800        3,188,363
  ONEOK, Inc. .......................       4,700          121,906
  Rowan Companies, Inc.(a) ..........      15,400          467,775
  Schlumberger Ltd. .................      85,400        6,372,975
  Tosco Corp. .......................      21,700          614,381
                                                    --------------
                                                        22,107,694
                                                    --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. ................      59,600        1,083,975
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock) ..........      21,800          201,650
  Newmont Mining Corp. ..............      29,400          635,775
  Placer Dome, Inc. .................      48,800          466,650
                                                    --------------
                                                         2,388,050
                                                    --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe
    Corp. ...........................      72,500        1,662,969
  CSX Corp. .........................      34,800          737,325
  Kansas City Southern Industries,
    Inc. ............................      17,700        1,569,769
  Norfolk Southern Corp. ............      64,200          954,975
  Union Pacific Corp. ...............      37,800        1,405,687
                                                    --------------
                                                         6,330,725
                                                    --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. ..........      22,100          359,125
  McDonald's Corp.(b) ...............     209,800        6,910,288
  Starbucks Corp.(a) ................      18,000          687,375
  Tricon Global Restaurants, Inc.
    (a) .............................      23,900          675,175
  Wendy's International, Inc. .......      18,400          327,750
                                                    --------------
                                                         8,959,713
                                                    --------------
RETAIL -- 2.7%
  Albertson's, Inc. .................      61,366        2,040,419

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
RETAIL (CONT'D.)
  AutoZone, Inc.(a) .................      23,500   $      517,000
  Bed Bath & Beyond, Inc. ...........      18,000          652,500
  Best Buy Co., Inc.(a) .............      30,200        1,910,150
  Circuit City Stores, Inc. .........      33,100        1,098,506
  Consolidated Stores Corp. .........      20,100          241,200
  Costco Wholesale Corp. ............      68,100        2,247,300
  CVS Corp. .........................      59,300        2,372,000
  Dillard's, Inc. ...................      22,000          269,500
  Dollar General Corp. ..............      56,756        1,106,742
  Federated Department Stores,
    Inc.(a)(b) ......................      36,100        1,218,375
  Gap, Inc., (The)(b) ...............     128,990        4,030,937
  Great Atlantic & Pacific Tea Co.,
    Inc. ............................       8,900          147,963
  Harcourt General, Inc. ............       9,800          532,875
  Home Depot, Inc. ..................     357,950       17,875,128
  IKON Office Solutions, Inc. .......      26,800          103,850
  J.C. Penney Co., Inc. .............      40,900          754,094
  Kmart Corp.(a)(b) .................      78,200          532,738
  Kohl's Corp.(a) ...................      47,700        2,653,312
  Kroger Co.(a) .....................     121,116        2,672,122
  Liz Claiborne, Inc. ...............       8,400          296,100
  Longs Drug Stores, Inc. ...........       7,000          152,250
  May Department Stores Co. .........      51,900        1,245,600
  Nordstrom, Inc. ...................      21,800          525,925
  Office Depot, Inc.(a) .............      59,700          373,125
  RadioShack Corp. ..................      32,000        1,516,000
  Rite Aid Corp.(b) .................      43,800          287,438
  Safeway, Inc.(a) ..................      79,800        3,600,975
  Sears, Roebuck & Co.(b) ...........      57,700        1,882,462
  Sherwin-Williams Co. ..............      25,400          538,163
  Staples, Inc.(a) ..................      74,900        1,151,588
  SUPERVALU Inc. ....................      28,000          533,750
  Target Corp. ......................      68,100        3,949,800
  The Limited, Inc. .................     125,506        2,714,067
  Tiffany & Co. .....................       1,000           67,500
  TJX Companies, Inc. ...............      48,500          909,375
  Toys 'R' Us, Inc.(a) ..............      41,900          610,169
  Wal-Mart Stores, Inc. .............     689,500       39,732,437
  Walgreen Co. ......................     152,000        4,892,500
  Winn-Dixie Stores, Inc. ...........      25,100          359,244
                                                    --------------
                                                       108,315,179
                                                    --------------
RUBBER
  Cooper Tire & Rubber Co. ..........      11,200          124,600
  Goodyear Tire & Rubber Co. ........      24,500          490,000
                                                    --------------
                                                           614,600
                                                    --------------

TELECOMMUNICATIONS -- 5.4%
  ADC Telecommunications, Inc.(a) ...      44,600        3,740,825
  ALLTEL Corp. ......................      47,400        2,935,838
  Andrew Corp.(a) ...................      17,600          590,700
  AT&T Corp. ........................     496,548       15,703,330
  Bell Atlantic Corp.(b) ............     241,100       12,250,894
  BellSouth Corp. ...................     292,600       12,472,075
  CenturyTel, Inc. ..................      22,400          644,000
  General Motors Corp. (Class "H"
    Stock)(a) .......................       7,145          626,974
  Global Crossing Ltd.(a) ...........     117,190        3,083,562
  GTE Corp. .........................     150,800        9,387,300
  Lucent Technologies, Inc.(b) ......     495,155       29,337,934
  Motorola, Inc. ....................     330,525        9,605,883

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B16

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Nextel Communications, Inc. (Class
    "A" Stock) (a) ..................     114,400   $    6,999,850
  Nortel Networks Corp.(b) ..........     448,960       30,641,520
  QUALCOMM, Inc. ....................     115,700        6,942,000
  SBC Communications, Inc. ..........     530,608       22,948,796
  Scientific-Atlanta, Inc. ..........      24,100        1,795,450
  Sprint Corp. ......................     135,200        6,895,200
  Sprint Corp. (PCS Group)(b) .......     129,400        7,699,300
  Tellabs, Inc.(a) ..................      60,600        4,147,312
  US West, Inc. .....................      75,960        6,513,570
  WorldCom, Inc.(a) .................     441,821       20,268,538
                                                    --------------
                                                       215,230,851
                                                    --------------
TEXTILES
  National Service Industries,
    Inc. ............................       6,000          117,000
  Russell Corp. .....................       6,500          130,000
  Springs Industries, Inc. ..........       3,200          102,400
  VF Corp. ..........................      19,100          454,819
                                                    --------------
                                                           804,219
                                                    --------------
TOBACCO
  UST, Inc. .........................      26,100          383,344
                                                    --------------
TOYS
  Hasbro, Inc. ......................      30,700          462,419
  Mattel, Inc. ......................      64,951          856,541
                                                    --------------
                                                         1,318,960
                                                    --------------
TRAVEL SERVICES
  Sabre Holdings Corp.(a) ...........      23,526          670,491
                                                    --------------
TRUCKING/SHIPPING -- 0.1%
  FedEx Corp.(a) ....................      44,900        1,706,200
  Ryder System, Inc. ................      11,500          217,781
                                                    --------------
                                                         1,923,981
                                                    --------------
UTILITY - ELECTRIC & GAS -- 0.7%
  Ameren Corp. ......................      21,200          715,500
  American Electric Power Co.,
    Inc.(b) .........................      52,160        1,545,240
  CINergy Corp. .....................      23,500          597,781
  CMS Energy Corp. ..................      21,000          464,625
  Consolidated Edison, Inc. .........      34,100        1,010,212
  Constellation Energy Group ........      22,400          729,400
  CP&L, Inc. ........................      24,600          785,663
  Dominion Resources, Inc. ..........      38,116        1,634,223
  DTE Energy Co.(b) .................      22,700          693,769
  Duke Energy Co. ...................      56,800        3,202,100
  Edison International ..............      55,500        1,137,750
  Entergy Corp. .....................      39,400        1,071,187
  FirstEnergy Corp.(a) ..............      36,900          862,537
  Florida Progress Corp. ............      14,100          660,938
  FPL Group, Inc. ...................      27,700        1,371,150
  GPU, Inc. .........................      19,900          538,544
  New Century Energies, Inc. ........      18,200          546,000
  Niagara Mohawk Holdings Inc.
    (a) .............................      27,000          376,313
  Northern States Power Co. .........      26,900          543,044
  Pacific Gas & Electric Co. ........      61,300        1,509,512
  PECO Energy Co. ...................      30,800        1,241,625
  Pinnacle West Capital Corp. .......      11,400          386,175
  PPL Corp. .........................      24,100          528,694
  Public Service Enterprise Group,
    Inc. ............................      34,600        1,198,025

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
UTILITY - ELECTRIC & GAS (CONT'D.)
  Reliant Energy, Inc. ..............      46,200   $    1,365,787
  Southern Co. ......................     101,200        2,359,225
  TXU Corp. .........................      43,500        1,283,250
  Unicom Corp. ......................      35,300        1,365,669
                                                    --------------
                                                        29,723,938
                                                    --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc. .....      29,700          297,000
  Waste Management, Inc. ............      96,142        1,826,698
                                                    --------------
                                                         2,123,698
                                                    --------------
TOTAL COMMON STOCKS
  (cost $1,603,369,037)..........................    1,951,410,165
                                                    --------------
PREFERRED STOCKS -- 0.8%
  FINANCIAL SERVICES
  BCH Capital Ltd., Series B.........     225,900        5,732,212
  Central Hispano Capital Corp.,
    Series A.........................   1,000,000       25,000,000
                                                    --------------
TOTAL PREFERRED STOCKS
  (cost $31,236,594).............................       30,732,212
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT
LONG-TERM                   RATING       (000)
BONDS -- 32.6%              -------   -----------
AEROSPACE -- 0.2%
  Litton Industries, Inc.,
    8.00%, 10/15/09.......  Baa2      $     2,100        2,107,770
  Northrop-Grumman Corp.,
    7.875%, 03/01/26......  Baa3            4,500        4,265,505
                                                    --------------
                                                         6,373,275
                                                    --------------
AIRLINES -- 1.6%
  Continental Airlines,
    Inc.,
    8.00%, 12/15/05.......   Ba2            1,680        1,554,269
    7.461%, 04/01/15......   Aa3            7,239        6,930,197
  Delta Air Lines, Inc.,
    7.90%, 12/15/09.......  Baa3           19,300       18,037,780
  United Airlines, Inc.,
    10.67%, 05/01/04......  Baa3           19,865       20,206,479
    11.21%, 05/01/14......  Baa3           18,433       19,002,211
                                                    --------------
                                                        65,730,936
                                                    --------------
ASSET BACKED-SECURITIES -- 1.9%
  Citibank Credit Card Master
    Trust, Series 1999-5,
    6.10%, 05/15/08.......   Aaa           39,000       36,513,750
  MBNA Master Credit Card
    Trust, Series 1999-B,
    5.90%, 08/15/11.......   Aaa           26,300       23,804,605
  Standard Credit Card
    Master Trust,
    5.95%, 10/07/04.......   Aaa            4,650        4,484,321
  Team Fleet Financing Corp.,
    7.35%, 05/15/03.......   Aa3           11,000       10,945,000
                                                    --------------
                                                        75,747,676
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B17

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
AUTO - CARS & TRUCKS -- 0.3%
  Hertz Corp.,
    8.25%, 06/01/05.......   A3       $     1,500   $    1,531,200
  Lear Corp.,
    8.25%, 02/01/02.......   Ba3            2,775        2,720,638
    7.96%, 05/15/05.......   Ba1            7,050        6,556,500
  Navistar International
    Corp.,
    8.00%, 02/01/08(b)....   Ba2            1,455        1,334,963
                                                    --------------
                                                        12,143,301
                                                    --------------
BANKS AND SAVINGS & LOANS -- 1.5%
  National Australia Bank Ltd.,
    6.40%, 12/10/07.......   A1             8,400        8,284,500
  Capital One Bank,
    6.97%, 02/04/02.......  Baa2           25,000       24,611,500
    6.76%, 07/23/02.......  Baa2            2,500        2,429,625
  Chase Manhattan Corp.,
    7.875%, 06/15/10......   A1             1,000          998,000
  Key Bank NA,
    5.80%, 04/01/04.......   Aa3            5,000        4,725,000
  Sanwa Finance Aruba,
    A.E.C.,
    8.35%, 07/15/09.......  Baa1            5,970        5,943,493
  Sovereign Bancorp, Sr. Notes,
    10.25%, 05/15/04......   Ba3              605          596,584
    10.50%, 11/15/06......   Ba3            1,045        1,045,000
  Washington Mutual, Inc.,
    8.25%, 10/01/02.......   A3             5,200        5,239,728
    7.50%, 08/15/06.......   A3             5,000        4,851,900
                                                    --------------
                                                        58,725,330
                                                    --------------
BUILDING PRODUCTS -- 0.4%
  Hanson Overseas B.V.,
    7.375%, 01/15/03......   A3            14,751       14,657,036
                                                    --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.8%
  Cox Communications,
    Inc.,
    6.94%, 10/01/01.......  Baa2            4,000        3,988,840
  CSC Holdings, Inc.,
    7.875%, 12/15/07......   Ba1            1,740        1,683,502
    7.25%, 07/15/08.......   Ba1            3,100        2,865,795
  Rogers Cablesystems Ltd.,
    (Canada),
    11.00%, 12/01/15......   Ba3            4,010        4,330,800
  Tele-Communications,
    Inc.,
    8.25%, 01/15/03.......   A2             2,000        2,055,980
    9.875%, 06/15/22......   A2            12,900       15,256,959
                                                    --------------
                                                        30,181,876
                                                    --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.625%, 05/01/07......   Ba3              320          316,800
  Monsanto Co.,
    6.50%, 12/01/18.......   A1             1,145        1,009,340
    6.75%, 12/15/27.......   A1             2,735        2,453,486
    6.60%, 12/01/28.......   A1             1,150        1,017,359
                                                    --------------
                                                         4,796,985
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
CONSULTING -- 0.7%
  Comdisco, Inc.,
    6.00%, 01/30/02.......  Baa1      $    30,000   $   28,912,500
                                                    --------------
CONTAINERS -- 0.5%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05(b)....   Ba1           13,000       11,883,560
  Pactiv Corp.,
    7.95%, 12/15/25.......  Baa3            7,250        6,503,468
                                                    --------------
                                                        18,387,028
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  Eastman Kodak Co.,
    M.T.N.,
    7.25%, 06/15/05.......   A2             2,500        2,490,750
                                                    --------------
DIVERSIFIED OPERATIONS
  Corning Inc.,
    6.85%, 03/01/29.......   A2             2,180        1,856,248
                                                    --------------
FINANCIAL SERVICES -- 2.9%
  Capital One Financial
    Corp.,
    7.25%, 05/01/06.......  Baa3            2,950        2,699,250
  Enterprise Rent-A-Car
    USA Finance Co.,
    6.95%, 03/01/04.......  Baa1            7,500        7,221,750
    7.50%, 06/15/03,
      M.T.N. .............  Baa1            5,000        4,981,500
  Finova Capital Corp.,
    6.125%, 03/15/04......  Baa2           21,000       18,060,000
  Ford Motor Credit Corp.,
    7.375%, 10/28/09......   A2             2,000        1,934,540
    7.875%, 06/15/10......   A2             4,700        4,735,250
  Gatx Capital Corp.,
    7.75%, 12/01/06.......  Baa2            6,000        5,610,000
  General Motors
    Acceptance Corp.,
    5.95%, 03/14/03.......   A2            27,000       25,967,250
  HVB Funding Trust,
    9.00%, 10/22/31.......   Aa3            1,200        1,138,920
  International Lease
    Finance Corp.,
    5.90%, 03/12/03.......   A1             5,000        4,800,000
  Osprey Trust,
    8.31%, 01/15/03.......  Baa2           26,000       26,088,400
  Pemex Finance Ltd.,
    (Cayman Islands),
    9.14%, 08/15/04.......  Baa1            6,500        6,650,150
  RBF Finance Co.,
    11.375%, 03/15/09.....   Ba3            2,280        2,462,400
  Textron Financial Corp.,
    6.05%, 03/16/09.......   Aaa            5,029        5,000,810
                                                    --------------
                                                       117,350,220
                                                    --------------
FOOD & BEVERAGE -- 0.1%
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09......  Baa2            3,000        2,744,010

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B18

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
FOOD & BEVERAGE (CONT'D.)
  Embotelladora Andina, S.A.,
    7.875%, 10/01/97......  Baa1      $     1,250   $      963,000
                                                    --------------
                                                         3,707,010
                                                    --------------
FOREST PRODUCTS -- 1.0%
  International Paper Co.,
    8.00%, 07/08/03(b)....  Baa1           26,000       26,135,980
  Scotia Pacific Co.
    7.71%, 01/20/14.......  Baa2           18,800       12,878,000
                                                    --------------
                                                        39,013,980
                                                    --------------
INDUSTRIAL -- 0.2%
  Cendant Corp.,
    7.75%, 12/01/03.......  Baa1            2,000        1,922,600
  Compania Sud Americana
    de Vapores, S.A., (Chile),
    7.375%, 12/08/03......   NR             4,600        4,416,000
                                                    --------------
                                                         6,338,600
                                                    --------------
INSURANCE -- 0.2%
  Aon Corp.,
    8.65%, 05/15/05(b)....   A3             4,000        4,082,000
  Conseco, Inc.,
    8.50%, 10/15/02.......   Ba1            4,050        2,997,000
                                                    --------------
                                                         7,079,000
                                                    --------------
INVESTMENT BANKERS -- 0.9%
  Goldman Sachs Group, Inc.,
    7.80%, 01/28/10(b)....   A1             2,500        2,456,250
  Lehman Brothers
    Holdings, Inc.,
    6.625%, 04/01/04......   A3            18,550       17,703,935
    6.625%, 02/05/06......   A3             5,780        5,400,774
  Morgan Stanley Dean
    Witter & Co.,
    7.125%, 01/15/03......   Aa3            4,360        4,332,052
  PaineWebber Group, Inc.,
    7.015%, 02/10/04......  Baa1            6,000        5,775,900
                                                    --------------
                                                        35,668,911
                                                    --------------
LEISURE -- 0.5%
  ITT Corp.,
    6.75%, 11/15/03.......   Ba1           21,500       20,175,815
  Park Place Entertainment
    Corp.,
    9.375%, 02/15/07......   Ba2            1,960        1,960,000
                                                    --------------
                                                        22,135,815
                                                    --------------
MEDIA -- 0.2%
  Clear Channel
    Communications, Inc.
    7.875%, 06/15/05......  Baa3            1,600        1,608,512
  Cox Enterprises, Inc.,
    6.625%, 06/14/02......  Baa1            4,500        4,425,075
  United News & Media PLC,
    7.25%, 07/01/04.......  Baa2            2,900        2,800,240

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
MEDIA (CONT'D.)
  World Color Press Inc.,
    8.375%, 11/15/08......  Baa3      $     1,340   $    1,259,600
                                                    --------------
                                                        10,093,427
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY
  AES Corp.,
    9.50%, 06/01/09(b)....   Ba1            2,350        2,303,000
                                                    --------------
OIL & GAS -- 0.5%
  Amerada Hess Corp.,
    7.875%, 10/01/29......  Baa1            2,020        1,975,176
  B.J. Services Co.,
    7.00%, 02/01/06.......  Baa2            4,000        3,836,760
  Limestone Electron
    Trust,
    8.625%, 03/15/03......  Baa3            8,750        8,834,700
  Phillips Petroleum Co.,
    8.50%, 05/25/05(b)....  Baa2            3,750        3,874,050
                                                    --------------
                                                        18,520,686
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley Petroleum Co.,
    8.875%, 04/15/05......   Ba2            1,375        1,341,326
  Union Pacific Resources
    Group Inc.,
    7.95%, 04/15/29.......  Baa3            3,400        3,371,984
                                                    --------------
                                                         4,713,310
                                                    --------------
REAL ESTATE INVESTMENT TRUST -- 1.4%
  Duke Realty, L.P.,
    7.30%, 06/30/03.......  Baa1            3,850        3,778,775
  EOP Operating, L.P.,
    6.375%, 01/15/02......  Baa1            4,500        4,403,250
    6.50%, 06/15/04.......  Baa1            6,000        5,708,520
    6.625%, 02/15/05(b)...  Baa1           17,938       16,946,746
  ERP Operating, L.P.,
    7.10%, 06/23/04.......   A3             2,000        1,939,520
    6.63%, 4/13/05(e).....   A3             8,300        7,802,498
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05.......  Baa1           17,500       16,395,050
                                                    --------------
                                                        56,974,359
                                                    --------------
RETAIL -- 1.2%
  Federated Department
    Stores, Inc.,
    8.125%, 10/15/02......  Baa1           25,850       26,109,017
    8.50%, 06/15/03(b)....  Baa1            5,000        5,045,850
  Kroger Co., (The),
    7.25%, 06/01/09.......  Baa3            5,100        4,692,000
  Safeway Stores Inc.,
    6.05%, 11/15/03.......  Baa2           12,000       11,458,680
                                                    --------------
                                                        47,305,547
                                                    --------------
TELECOMMUNICATIONS -- 3.5%
  360 Communication Co.,
    7.125%, 03/01/03(b)...   A2            22,550       22,191,906
    7.60%, 04/01/09.......   A2             7,000        6,793,150

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B19

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Airtouch Communications,
    Inc.,
    7.00%, 10/01/03.......   A2       $     4,100   $    4,030,300
  Deutsche Telekom
    International Finance B.V.,
    7.75%, 06/15/05.......   Aa2           15,000       15,075,000
    8.00%, 06/15/10.......   Aa2           10,000       10,070,000
    8.25%, 06/15/30.......   Aa2           15,000       15,151,500
  Electric Lightwave,
    Inc.,
    6.05%, 05/15/04.......   A2             4,700        4,376,875
  Global Crossing
    Holdings, Ltd.,
    9.125%, 11/15/06......   Ba2            1,765        1,698,813
  Rogers Cantel Inc.,
    9.375%, 06/01/08......  Baa3            1,055        1,086,650
  Sprint Capital Corp.,
    6.125%, 11/15/08......  Baa1           18,500       16,490,345
  Telecom De Puerto Rico,
    6.65%, 05/15/06.......  Baa2            9,500        8,823,125
    6.80%, 05/15/09.......  Baa2            7,900        7,218,625
  U.S. West Capital
    Funding Inc.,
    6.875%, 08/15/01......  Baa1           15,000       14,922,000
  Williams Communications
    Group, Inc.,
    10.875%, 10/01/09.....   B2             1,460        1,430,800
  Worldcom Inc.,
    7.875%, 05/15/03......   A3             3,000        3,030,000
    8.00%, 05/15/06(b)       A3             5,000        5,056,250
    8.25%, 05/15/10.......   A3             1,000        1,025,810
                                                    --------------
                                                       138,471,149
                                                    --------------
UTILITIES -- 1.1%
  Calpine Corp.,
    10.50%, 05/15/06......   Ba1            4,500        4,702,500
  Cogentrix Energy, Inc.,
    8.75%, 10/15/08.......   Ba1            2,940        2,837,100
  Edison Mission Energy,
    7.73%, 06/15/09.......   A3             4,300        4,193,188
  Entergy Louisiana, Inc.,
    8.50%, 06/01/03.......  Baa2            5,000        5,044,000
  Hydro-Quebec,
    8.00%, 02/01/13.......   A2             1,900        1,975,962
  Niagara Mohawk Power Co.,
    7.375%, 08/01/03(b)...  Baa2           10,000        9,860,300
  Peco Energy Transition Trust,
    5.80%, 03/01/07.......   Aaa            7,500        7,087,500
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09......   Ba1            2,385        2,414,813
  Sonat, Inc.,
    7.625%, 07/15/11......  Baa2            6,700        6,544,225
                                                    --------------
                                                        44,659,588
                                                    --------------
WASTE MANAGEMENT
  Allied Waste Industries, Inc.,
    7.625%, 01/01/06......   Ba3              970          848,750
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
FOREIGN GOVERNMENT BONDS -- 0.7%
  Junta de Andalucia, (Spain),
    7.25%, 10/01/29.......   Aa3      $       720   $      692,064
  Province of Saskatchewan,
    (Canada),
    9.125%, 02/15/21......   A2             1,800        2,080,854
  Quebec Province, (Canada),
    7.125%, 02/09/24(b)...   A2             2,700        2,550,366
  Republic of Philippines,
    8.875%, 04/15/08......   Ba1            4,700        4,230,000
  United Mexican States,
    10.375%, 02/17/09.....  Baa3           18,600       19,995,000
                                                    --------------
                                                        29,548,284
                                                    --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.0%
  United States Treasury Bonds,
    13.875%, 05/15/11(d)...........         3,350        4,543,974
    7.50%, 11/15/16................        13,750       15,528,838
    8.75%, 05/15/17(b).............        53,391       67,247,566
    8.125%, 05/15/21(b)............        57,900       70,647,264
    8.125%, 08/15/21(b)............        28,800       35,185,536
    7.625%, 11/15/22(b)............        35,600       41,652,000
    7.125%, 02/15/23(b)............        20,300       22,561,623
    6.75%, 08/15/26(b).............        12,050       12,966,885
    6.125%, 08/15/29(b)............        12,540       12,665,400
    6.25%, 05/15/30(b).............         5,750        6,033,015
  United States Treasury Notes,
    6.625%, 05/31/02(b)............        13,500       13,550,625
    5.50%, 03/31/03................           150          146,672
    7.50%, 02/15/05(d).............           185          193,902
    6.875%, 05/15/06...............         1,915        1,970,956
    6.50%, 10/15/06................         1,100        1,113,233
    6.25%, 02/15/07................         5,250        5,254,095
    6.625%, 05/15/07(b)............        37,250       38,030,015
    6.50%, 02/15/10(b).............        49,684       51,384,186
                                                    --------------
                                                       400,675,785
                                                    --------------
TOTAL LONG-TERM BONDS
  (cost $1,343,500,689)..........................    1,305,410,362
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,978,106,320)..........................    3,287,552,739
                                                    --------------
SHORT-TERM INVESTMENTS -- 31.1%
COMMERCIAL PAPER -- 22.6%
  Abbott Laboratories,
    7.00%, 07/06/00.......   P1             1,200        1,198,833
  Alltel Corp.,
    6.55%, 07/12/00.......   P1            11,900       11,876,183
  American Electric Power Co.,
    6.83%, 07/21/00(c)....   P2            40,000       39,848,222
  Aon Corp.,
    6.60%, 07/20/00(c)....   P2            46,013       45,852,721
  Associates Corp. of
    North America,
    6.80%, 07/13/00.......   P1            16,800       16,761,920
  Bank One Corp.,
    6.78%, 8/18/00........   P1             2,000        2,013,563

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B20

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
  Barton Capital Corp.,
    6.60%, 07/21/00.......   NR       $     7,419   $    7,391,797
  Baus Funding LLC,
    6.77%, 07/14/00.......   P1            23,600       23,542,305
  Bishops Gate Residential
    Mortgage,
    6.60%, 07/17/00.......   P1            10,400       10,369,493
  Blue Ridge Asset Funding,
    6.60%, 07/25/00.......   P1             2,000        1,991,200
  Bombardier Capital,
    Inc.,
    6.84%, 07/28/00(c)....   P2            10,000        9,948,700
    6.90%, 08/18/00(c)....   P2            10,000        9,908,000
    6.90%, 08/23/00(c)....   P2            15,000       14,847,625
  Bradford & Bingley
    Building Society,
    6.65%, 09/08/00.......   P1            22,249       21,965,418
  Citicorp,
    6.55%, 07/10/00(c)....   P1            15,000       14,975,438
    6.55%, 07/27/00(c)....   P1            25,176       25,056,904
    6.60%, 08/10/00.......   P1            23,000       22,831,333
  Cooper Industries, Inc.,
    7.05%, 07/05/00.......   P1            23,600       23,581,513
  Dexia CLF Finance Co.,
    6.58%, 07/20/00.......   P1             4,000        3,986,109
  Dow Chemical Co., Inc.,
    7.00%, 07/03/00.......   P1             6,500        6,497,472
  Dresdner U.S. Finance, Inc.,
    6.75%, 07/12/00.......   P1             1,100        1,097,731
  Du Pont (E. I.) De
    Nemours & Co., Inc.,
    7.00%, 07/05/00.......   P1             4,675        4,671,364
  Duke Capital Corp.,
    7.25%, 07/05/00(c)....   P2            40,000       39,967,776
  Enterprise Funding
    Corp.,
    6.60%, 07/19/00.......   P1             9,000        8,970,300
    6.61%, 08/23/00.......   P1            14,000       13,863,761
  Equitable Resources, Inc.,
    6.57%, 07/17/00.......   P1            10,000        9,970,800
    6.62%, 07/21/00.......   P1            13,500       13,450,350
  Falcon Asset
    Securitization Corp.,
    6.72%, 07/21/00(c)....   P1            20,000       19,925,333
  First National Bank
    Chicago,
    5.70%, 07/12/00.......   P1             3,000        2,997,604
  Ford Motor Credit Corp.,
    6.55%, 07/12/00.......   P1             3,100        3,093,796
  Fortis Funding LLC,
    6.70%, 07/13/00.......   P1            15,257       15,222,926
  Fortune Brands, Inc.,
    6.57%, 07/11/00.......   P1            11,900       11,878,283
  GE International Funding
    Corp.,
    6.52%, 07/17/00(c)....   P1            20,000       19,942,044

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
  General Electric Capital
    Corp.,
    6.60%, 07/12/00.......   P1       $     3,100   $    3,093,748
    6.75%, 07/12/00.......   P1             4,000        3,991,750
    6.63%, 07/13/00.......   P1            12,100       12,073,259
  Goldman Sachs Group, Inc.,
    6.57%, 07/26/00.......                 24,000       23,890,500
  GTE Corp.,
    6.62%, 07/06/00.......   P1             1,293        1,291,811
    6.62%, 07/13/00.......   P1             9,662        9,640,679
    6.62%, 07/27/00.......   P1             2,400        2,388,525
    6.62%, 07/28/00.......   P1             1,600        1,592,056
    6.63%, 08/09/00(c)....   P1            10,000        9,928,172
  Heller Financial, Inc.
    6.75%, 07/21/00(c)....   P2            35,000       34,868,750
  Hertz Corp.,
    7.15%, 07/06/00.......   P1             1,200        1,198,808
  Homeside Lending, Inc.,
    6.55%, 07/18/00.......   P1            11,900       11,863,192
    6.62%, 07/27/00.......   P1            12,000       11,942,627
  ING America Insurance
    Holdings, Inc.,
    6.57%, 07/11/00.......   P1            11,900       11,878,283
  Invensys PLC,
    7.30%, 07/05/00(c)....   P1            15,900       15,887,102
  Keyspan Corp.,
    6.83%, 07/31/00(c)....   P2            30,000       29,829,250
  Morgan Stanley Dean
    Witter & Co.,
    6.58%, 07/27/00.......   P1            24,000       23,885,947
  Nike Inc.,
    6.60%, 07/28/00.......   P1             6,373        6,341,454
    6.60%, 08/04/00.......   P1             2,263        2,248,894
  Northern Rock PLC,
    6.60%, 07/14/00.......   P1            24,000       23,942,800
  Old Line Funding Corp.,
    6.62%, 08/01/00.......   P1             2,753        2,737,306
  Phillips Petroleum Co.,
    6.83%, 07/31/00(c)....   P2            40,000       39,772,333
  PNC Funding Corp.,
    6.63%, 07/24/00.......   P1            10,000        9,957,642
  Potomac Electric Power Co.,
    6.62%, 08/01/00.......   P1             2,900        2,883,468
  Preferred Receivables
    Funding Corp.,
    6.62%, 08/03/00.......   P1             1,900        1,888,470
  PSE&G Fuel Corp.,
    7.30%, 07/06/00(c)....   P2            40,000       40,000,000
  Santander Finance
    Delaware Inc.,
    6.62%, 09/05/00.......   P1             1,000          987,863
  Scotiabanc Inc.,
    6.62%, 07/26/00.......   P1            14,000       13,935,639
  Sweetwater Capital
    Corp.,
    6.63%, 07/24/00.......   P1             4,965        4,943,969

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B21

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
  Target Corp.,
    7.50%, 07/05/00.......   P1       $     1,746   $    1,744,545
    6.64%, 08/07/00.......   P1            16,333       16,221,536
  Thunder Bay Funding,
    Inc.,
    6.60%, 07/06/00.......   P1             8,627        8,619,092
    6.60%, 07/07/00.......   P1             1,322        1,320,546
    6.60%, 07/10/00.......   P1             1,935        1,931,807
    6.60%, 07/17/00.......   P1             2,562        2,554,485
    6.60%, 07/24/00.......   P1             2,980        2,967,434
    6.62%, 08/03/00.......   P1             2,365        2,350,649
  TRW, Inc.,
    6.88%, 08/15/00(c)....   P2            17,000       16,853,800
  Triple-A-One Funding
    Corp.,
    7.00%, 07/07/00(c)....   P1             6,312        6,304,630
  United Technologies
    Corp.,
    6.60%, 07/27/00.......   P1             5,765        5,737,520
                                                    --------------
                                                       904,987,159
                                                    --------------
OTHER CORPORATE OBLIGATIONS -- 4.1%
  Advanta Corp.,
    7.50%, 08/28/00.......   B1            35,000       34,928,250
  Camden Property Trust,
    7.23%, 10/30/00.......  Baa2           22,000       21,960,400
  El Paso Energy Corp.,
    6.625%, 07/15/01......  Baa2            5,100        5,055,222
  Fort James Corp.,
    6.234%, 03/15/01(e)...  Baa2           10,000        9,909,300
  HRPT Properties Trust,
    7.521%, 07/10/00(e)...  Baa2              750          750,000
  ITT Corp.,
    6.25%, 11/15/00.......   Ba1            5,253        5,204,725
  KN Energy, Inc.,
    6.30, 03/01/01(e).....  Baa2           20,000       19,845,200
  Kroger Co., (The),
    6.34%, 06/01/01.......  Baa3            8,700        8,547,750
  Mallinckrodt, Inc.,
    6.30%, 03/15/01(e)....  Baa2            7,000        6,895,000
  MCN Investment Corp.,
    6.30%, 04/02/01(e)....  Baa3            8,250        8,119,650
  Raytheon Co.,
    5.95%, 03/15/01.......  Baa2            7,400        7,313,642
  Seagram (J.) & Sons,
    Inc.,
    5.79%, 04/15/01.......  Baa3           13,300       13,119,120
  Sovereign Bancorp,
    Sr. Notes,
    6.625%, 03/15/01......   Ba3            4,000        3,940,000
  TRW, Inc.,
    6.45%, 06/15/01.......  Baa1            9,700        9,554,500
  Waste Management, Inc.,
    6.125%, 07/15/01......   Ba1            8,000        7,725,760
                                                    --------------
                                                       162,868,519
                                                    --------------
REPURCHASE AGREEMENT -- 1.4%
  Joint Repurchase Agreement
    Account,
    6.49%, 07/03/00 (Note 5).......        57,017       57,017,000
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
TIME DEPOSIT - EURODOLLAR -- 2.9%
  Dexia Bank, S.A.,
    (Cayman Islands)
    7.125%, 07/03/00(c)...   P1       $    66,000   $   66,000,000
  Suntrust Bank,
    7.00%, 07/13/00(c)....   P1            48,210       48,210,000
  Westdeutsche Landesbank
    Girozentrale,
    7.06%, 07/03/00.......   P1             1,800        1,800,000
                                                    --------------
                                                       116,010,000
                                                    --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bills,
    5.64%, 09/21/00(d).............         1,700        1,678,161
    5.67%, 09/21/00(d).............         1,500        1,480,644
                                                    --------------
                                                         3,158,805
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,245,547,258)..........................    1,244,041,483
                                                    --------------
TOTAL INVESTMENTS -- 113.3%
  (cost $4,223,653,578; Note 6)..................    4,531,594,222
                                                    --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (f)...
                                                           336,413
                                                    --------------
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (13.3%)........................................     (533,746,183)
                                                    --------------
TOTAL NET ASSETS -- 100.0%.......................   $3,998,184,452
                                                    ==============

The following abbreviations are used in portfolio descriptions:

   AG      Aktiengesellschaft (German Stock Company)
   ADR     American Depository Receipt
   L.P.    Limited Partnership
   M.T.N.  Medium Term Note
   PLC     Public Limited Company (British Corporation)
   SA      Sociedad Anomia (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $547,926,800; cash collateral of $549,263,308 was received with which the portfolio purchased securities.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d) Security segregated as collateral for futures contracts.

(e) Mandatory put/call.

(f) Open futures contracts as of June 30, 2000 were as follows:

  NUMBER OF                            EXPIRATION    VALUE AT       VALUE AT      APPRECIATION/
  CONTRACTS             TYPE              DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
Long Position:
      83         U.S. T-Bond            Sept 00     $8,082,125     $ 8,079,531      $  (2,594)
      28         S&P 500 Index          Sept 00     10,464,000      10,276,700       (187,300)
     220         U.S. Treasury 5yr      Sept 00     21,505,313      21,783,438        278,125
      81         S&P 500 Index          Sept 00     29,837,875      29,729,025       (108,850)
     458         U.S. Treasury 5yr      Sept 00     44,785,688      45,349,157        563,469
                                                                                    ---------
                                                                                    $ 542,850
                                                                                    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B22

                           FLEXIBLE MANAGED PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 88.7%                         VALUE
                                       SHARES         (NOTE 2)
COMMON STOCKS -- 57.1%               -----------   --------------
ADVERTISING -- 0.1%
  Omnicom Group, Inc. .............       31,200   $    2,778,750
                                                   --------------
AEROSPACE/DEFENSE -- 0.4%
  Boeing Co. ......................      214,500        8,968,781
  GenCorp, Inc. ...................      140,000        1,120,000
  General Dynamics Corp.(d) .......       68,700        3,589,575
  Lockheed Martin Corp. ...........       48,900        1,213,331
  Northrop Grumman Corp. ..........        8,500          563,125
  Raytheon Co. (Class "B" Stock)...       40,600          781,550
  Titan Corp. .....................        3,900          174,525
  United Technologies Corp. .......       58,100        3,420,638
                                                   --------------
                                                       19,831,525
                                                   --------------
AIRLINES -- 0.1%
  AMR Corp. .......................      164,600        4,351,612
  Delta Airlines, Inc. ............       15,800          798,888
  Southwest Airlines Co. ..........       61,800        1,170,338
  US Airways Group, Inc.(a)........        8,700          339,300
                                                   --------------
                                                        6,660,138
                                                   --------------
AUTOS - CARS & TRUCKS -- 0.8%
  Borg-Warner Automotive, Inc. ....       77,800        2,732,725
  Cummins Engine Co., Inc. ........        4,700          128,075
  Dana Corp. ......................       83,650        1,772,334
  Delphi Automotive Systems
    Corp. .........................      253,054        3,685,099
  Ford Motor Co. ..................      321,700       13,833,100
  General Motors Corp. ............      176,234       10,232,587
  Genuine Parts Co.................       21,600          432,000
  Johnson Controls, Inc. ..........       10,000          513,125
  Navistar International
    Corp.(a).......................        9,000          279,562
  PACCAR, Inc. ....................       10,000          396,875
  Titan International, Inc. .......      200,000        1,062,500
  TRW, Inc. .......................       14,800          641,950
  Visteon Corp. ...................       42,121          510,719
                                                   --------------
                                                       36,220,651
                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.1%
  AmSouth Bancorp..................       41,500          653,625
  Associates First Capital
    Corp. .........................      137,390        3,065,514
  Banc One Corp. ..................      140,064        3,720,450
  Bank of New York Co., Inc. ......      164,900        7,667,850
  BankAmerica Corp. ...............      288,041       12,385,763
  BB&T Corp. ......................       43,400        1,036,175
  Capital One Financial............       24,900        1,111,163
  Charter One Financial, Inc. .....        3,000           69,000
  Chase Manhattan Corp. ...........      291,900       13,445,644
  Comerica, Inc. ..................       19,200          861,600
  Fifth Third Bancorp..............       36,000        2,277,000
  First Union Corp. ...............      119,700        2,970,056
  Firstar Corp. ...................      195,847        4,125,027
  Golden West Financial Corp. .....       28,500        1,163,156
  Huntington Bancshares, Inc. .....       29,392          464,761
  KeyCorp..........................       55,200          972,900
  Mellon Financial Corp. ..........       61,400        2,237,262
  National City Corp. .............       73,100        1,247,269
  Northern Trust Corp. ............       39,100        2,543,944
  PNC Bank Corp. ..................      137,400        6,440,625
  Providian Financial Corp. .......       95,400        8,586,000
  SouthTrust Corp. ................       19,000          429,875

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  State Street Corp. ..............       36,000   $    3,818,250
  Summit Bancorp(b)(d).............       21,300          524,513
  Suntrust Banks, Inc. ............       47,100        2,151,881
  U.S. Bancorp.....................      145,300        2,797,025
  Union Planters Corp. ............       18,000          502,875
  Wells Fargo & Co. ...............      357,900       13,868,625
                                                   --------------
                                                      101,137,828
                                                   --------------
CHEMICALS -- 0.7%
  Air Products & Chemicals,
    Inc. ..........................       83,400        2,569,763
  Dow Chemical Co. ................      147,600        4,455,675
  Du Pont (E.I.) de Nemours &
    Co. ...........................      213,549        9,342,769
  Eastman Chemical Co. ............        9,800          467,950
  Engelhard Corp. .................       15,600          266,175
  FMC Corp.(a).....................        3,500          203,000
  Grace (W.R.) & Co.(a)............        8,000           97,000
  Great Lakes Chemical Corp. ......        6,400          201,600
  Hercules, Inc. ..................       11,700          164,531
  Material Sciences Corp.(a).......      255,600        2,556,000
  OM Group, Inc. ..................      223,200        9,820,800
  Praxair, Inc. ...................       57,100        2,137,681
  Rohm & Haas Co. .................       27,158          936,951
  Sigma-Aldrich Corp. .............       11,300          330,525
  Union Carbide Corp. .............       15,600          772,200
                                                   --------------
                                                       34,322,620
                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp.(a).................       84,000        1,176,000
  Convergys Corp. .................       42,500        2,204,687
  Deluxe Corp. ....................        9,000          212,063
  Electronic Data Systems Corp. ...       98,500        4,063,125
  Quintiles Transnational Corp. ...       13,100          185,038
                                                   --------------
                                                        7,840,913
                                                   --------------
COMPUTERS -- 3.6%
  Apple Computer, Inc.(a)(b).......       92,700        4,855,163
  Citrix Systems, Inc.(a)..........       19,900          376,856
  Compaq Computer Corp. ...........      208,361        5,326,228
  Dell Computer Corp.(a)...........      438,500       21,623,531
  EMC Corp.(a)(b)..................      470,736       36,217,251
  Gateway, Inc. ...................       38,500        2,184,875
  Hewlett-Packard Co.(d) ..........      230,600       28,796,175
  International Business Machines
    Corp.(d) ......................      308,100       33,756,206
  Network Appliance, Inc.(a).......       34,400        2,769,200
  Seagate Technology, Inc.(a)......       66,400        3,652,000
  Sun Microsystems, Inc.(a)........      355,600       32,337,375
                                                   --------------
                                                      171,894,860
                                                   --------------
COMPUTER SERVICES -- 7.2%
  3Com Corp.(a)....................       42,200        2,431,775
  Adaptec, Inc.(a).................       11,500          261,625
  Adobe Systems, Inc. .............       34,000        4,420,000
  America Online, Inc.(a)(d).......      519,800       27,419,450
  Autodesk, Inc. ..................        7,600          263,625
  Automatic Data Processing,
    Inc. ..........................      137,100        7,343,419
  BMC Software, Inc.(a)............       29,200        1,065,344
  Cabletron Systems, Inc.(a).......       25,600          646,400
  Cadence Design Systems,
    Inc.(a)........................        2,100           42,788

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B23

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
COMPUTER SERVICES (CONT'D.)
  Ceridian Corp.(a)................       18,600   $      447,563
  Cisco Systems, Inc.(a)...........    1,499,000       95,280,187
  Computer Associates
    International, Inc. ...........       71,700        3,670,144
  Computer Sciences Corp.(a)(d)....       20,000        1,493,750
  Compuware Corp.(a)...............       48,000          498,000
  Comverse Technology, Inc.(a).....       44,100        4,101,300
  First Data Corp. ................       89,000        4,416,625
  Fiserv, Inc. ....................       30,000        1,297,500
  Intuit, Inc.(a)..................       50,200        2,077,025
  Jabil Circuit, Inc.(a)...........       35,000        1,736,875
  Lexmark International Group,
    Inc.(a)........................       15,984        1,074,924
  Mercury Interactive Corp. .......        2,000          193,500
  Microchip Technology, Inc. ......       26,100        1,520,733
  Micron Technology, Inc. .........      108,400        9,545,975
  Microsoft Corp.(a)...............    1,005,800       80,464,000
  NCR Corp.(a).....................        7,600          295,925
  Networks Associates, Inc. .......       49,200        1,002,450
  Novell, Inc.(a)(d)...............       38,500          356,125
  Oracle Corp.(a)(d)...............      624,800       52,522,250
  Parametric Technology Corp.(a)...       31,500          346,500
  Peoplesoft, Inc.(a)..............      294,900        4,939,575
  Rational Software Corp.(a).......       17,900        1,663,581
  Sapient Corp. ...................        4,000          427,750
  Siebel Systems, Inc.(a)..........       19,000        3,107,687
  Symantec Corp. ..................       29,000        1,564,187
  VERITAS Software Corp.(a)(d).....       78,700        8,894,330
  Yahoo, Inc.(d) ..................      127,700       15,818,837
                                                   --------------
                                                      342,651,724
                                                   --------------
CONSTRUCTION -- 0.2%
  Armstrong Holdings, Inc. ........        5,800           88,813
  Centex Corp. ....................        7,000          164,500
  Fluor Corp. .....................        9,800          309,925
  Kaufman & Broad Home Corp. ......        6,400          126,800
  Pulte Corp. .....................        6,900          149,212
  Standard Pacific Corp. ..........      597,500        5,975,000
  Vulcan Materials Co. ............       11,200          478,100
  Webb (Del E.) Corp. .............      189,200        2,897,125
                                                   --------------
                                                       10,189,475
                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp. ......................        2,700           86,906
  Bemis Co., Inc. .................        6,600          221,925
  Crown Cork & Seal Co., Inc. .....      100,400        1,506,000
  Owens-Illinois, Inc. ............      144,200        1,685,337
  Pactiv Corp. ....................       21,500          169,313
  Sealed Air Corp. ................       10,900          570,888
                                                   --------------
                                                        4,240,369
                                                   --------------
COSMETICS & SOAPS -- 0.6%
  Alberto Culver Co. (Class "B"
    Stock).........................        6,200          189,488
  Avon Products, Inc. .............       28,700        1,277,150
  Colgate-Palmolive Co. ...........      136,700        8,184,913
  Gillette Co. ....................      262,200        9,160,612

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
COSMETICS & SOAPS (CONT'D.)
  International Flavors &
    Fragrances, Inc. ..............       10,300   $      310,931
  Procter & Gamble Co..............      159,900        9,144,281
                                                   --------------
                                                       28,267,375
                                                   --------------
DIVERSIFIED OPERATIONS -- 2.9%
  Corning, Inc. ...................       34,000        9,175,750
  Fortune Brands, Inc. ............       18,300          422,044
  General Electric Co.(d) .........    2,149,100      113,902,300
  Perkinelmer, Inc. ...............        6,100          403,362
  Smith (A.O.) Corp. ..............      433,350        9,073,266
  Unilever N. V....................       95,042        4,086,806
                                                   --------------
                                                      137,063,528
                                                   --------------
DRUGS & MEDICAL SUPPLIES -- 5.2%
  Abbott Laboratories..............      284,000       12,655,750
  Allergan, Inc. ..................       16,100        1,199,450
  ALZA Corp.(a)....................       12,500          739,063
  Amgen, Inc.(a)...................      240,800       16,916,200
  Bard (C.R.), Inc. ...............        5,900          283,938
  Bausch & Lomb, Inc. .............        7,200          557,100
  Baxter International, Inc. ......       35,400        2,489,063
  Becton Dickinson & Co. ..........       31,500          903,656
  Biogen, Inc.(a)..................       16,000        1,032,000
  Biomet, Inc.(a)..................       14,500          557,344
  Boston Scientific Corp.(a).......       52,700        1,156,106
  Cardinal Health, Inc.(b)(d)......      142,850       10,570,900
  Forest Laboratories, Inc. .......       28,700        2,898,700
  Guidant Corp.(d) ................       37,800        1,871,100
  Johnson & Johnson................      320,900       32,691,687
  Lilly (Eli) & Co.(d) ............      250,600       25,028,675
  Mallinckrodt, Inc. ..............        7,500          325,781
  Medimmune, Inc.(a)...............       11,000          814,000
  Medtronic, Inc. .................      146,000        7,272,625
  Merck & Co., Inc. ...............      516,700       39,592,137
  Minimed, Inc. ...................        9,600        1,132,800
  PE Corp. ........................       64,100        4,222,588
  Pfizer, Inc. ....................    1,251,925       60,092,400
  Pharmacia & Upjohn, Inc.(d) .....      155,004        8,011,769
  Schering-Plough Corp. ...........      279,300       14,104,650
  St. Jude Medical, Inc.(a)........        9,500          435,813
  Watson Pharmaceuticals,
    Inc.(a)........................       11,200          602,000
                                                   --------------
                                                      248,157,295
                                                   --------------
ELECTRICAL EQUIPMENT
  American Power Conversion Co. ...        3,000          122,438
                                                   --------------
ELECTRONICS -- 1.9%
  Advanced Micro Devices,
    Inc.(a)........................       45,800        3,538,050
  Agilent Technologies, Inc. ......       46,931        3,461,161
  Altera Corp.(a)..................       49,200        5,015,325
  Analog Devices, Inc.(a)..........       87,300        6,634,800
  Atmel Corp.(a)...................       88,000        3,245,000
  Belden, Inc. ....................      199,900        5,122,437
  Emerson Electric Co. ............       96,300        5,814,112
  Florida Progress Corp. ..........        9,100          426,563
  Litton Industries, Inc. .........        6,700          281,400
  LSI Logic Corp.(a)(d)............      127,400        6,895,525
  Maxim Integrated Products,
    Inc.(a)........................       22,000        1,494,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B24

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
ELECTRONICS (CONT'D.)
  Molex, Inc. .....................       22,600   $    1,087,625
  Novellus Systems, Inc.(a)........       96,900        5,480,906
  Pinnacle West Capital Corp. .....        6,400          216,800
  PPL Corp. .......................       16,600          364,163
  Rockwell International Corp. ....       21,600          680,400
  Sanmina Corp. ...................       71,000        6,070,500
  Sawtek, Inc.(a)..................       37,100        2,135,569
  Solectron Corp.(a)(d)............       69,700        2,918,687
  Tektronix, Inc. .................        6,600          488,400
  Teradyne, Inc.(a)................       53,600        3,939,600
  Texas Instruments, Inc. .........      344,500       23,662,844
  Thomas & Betts Corp. ............        5,900          112,838
                                                   --------------
                                                       89,087,330
                                                   --------------
FINANCIAL SERVICES -- 3.7%
  American Express Co. ............      306,200       15,960,675
  Bear Stearns Companies, Inc. ....       14,458          601,814
  Charles Schwab Corp.(d) .........      150,750        5,068,969
  Citigroup, Inc. .................      752,276       45,324,629
  Countrywide Mortgage Investments,
    Inc. ..........................       13,900          421,344
  Dun & Bradstreet Corp. ..........       20,100          575,363
  Equifax, Inc. ...................       17,100          448,875
  Federal Home Loan Mortgage
    Corp. .........................      159,200        6,447,600
  Federal National Mortgage
    Association....................      233,000       12,159,687
  Fleetboston Financial Corp. .....      203,551        6,920,734
  Franklin Resource, Inc. .........       30,700          932,512
  Goldman Sachs Group, Inc. .......       20,400        1,935,450
  H&R Block, Inc. .................       11,400          369,075
  Household International, Inc. ...       97,792        4,064,480
  Lehman Brothers Holdings,
    Inc. ..........................       71,500        6,761,219
  MBNA Corp. ......................      316,000        8,571,500
  Merrill Lynch & Co., Inc.(d) ....      117,000       13,455,000
  Morgan (J.P.) & Co., Inc. .......       73,000        8,039,125
  Morgan Stanley Dean Witter &
    Co. ...........................      292,590       24,358,117
  Old Kent Financial Corp. ........       10,920          292,110
  PaineWebber Group, Inc. .........       52,400        2,384,200
  Paychex, Inc. ...................       45,075        1,893,150
  Regions Financial Corp. .........       23,900          475,013
  SLM Holding Corp. ...............       18,900          707,569
  Synovus Financial Corp. .........       35,300          622,163
  T. Rowe Price & Associates,
    Inc. ..........................       11,000          467,500
  Washington Mutual, Inc. .........      247,636        7,150,489
                                                   --------------
                                                      176,408,362
                                                   --------------
FOOD & BEVERAGE -- 1.7%
  Anheuser-Busch Companies,
    Inc.(d)........................      111,700        8,342,594
  Archer-Daniels-Midland Co. ......       69,460          681,576
  Bestfoods........................       33,500        2,319,875
  Brown-Forman Corp. (Class "B"
    Stock).........................        8,500          456,875
  Campbell Soup Co. ...............       51,300        1,494,112
  Coca-Cola Co. ...................      438,700       25,197,831
  Coca-Cola Enterprises,
    Inc.(d) .......................       50,600          825,413
  ConAgra, Inc. ...................       60,900        1,160,906

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
FOOD & BEVERAGE (CONT'D.)
  Coors (Adolph) Co. (Class "B"
    Stock).........................        5,000   $      302,500
  General Mills, Inc.(d) ..........       50,300        1,923,975
  Heinz (H.J.) & Co. ..............       48,200        2,108,750
  Hershey Foods Corp. .............       16,500          800,250
  Kellogg Co.(d) ..................       50,700        1,508,325
  Nabisco Group Holding Corp. .....      143,700        3,727,219
  PepsiCo, Inc. ...................      346,700       15,406,481
  Quaker Oats Co. .................       16,000        1,202,000
  Ralston-Ralston Purina
    Group(d).......................       38,600          769,588
  Sara Lee Corp. ..................      109,200        2,108,925
  Seagram Co., Ltd. ...............       92,900        5,388,200
  Starbucks Corp. .................        3,000          114,563
  Sysco Corp. .....................       46,100        1,941,962
  Whitman Corp. ...................       26,300          325,463
  Wrigley (William) Jr. Co. .......       13,900        1,114,606
                                                   --------------
                                                       79,221,989
                                                   --------------
FOREST PRODUCTS -- 0.5%
  Boise Cascade Corp. .............       57,900        1,498,162
  Fort James Corp. ................       27,100          626,688
  Georgia-Pacific Corp.(d) ........       84,000        2,205,000
  International Paper Co. .........      130,981        3,904,871
  Kimberly-Clark Corp. ............      120,300        6,902,212
  Louisiana-Pacific Corp. .........      245,600        2,670,900
  Mead Corp. ......................       13,200          333,300
  Potlatch Corp. ..................        3,700          122,563
  Temple-Inland, Inc. .............        7,100          298,200
  Westvaco Corp. ..................       11,900          295,269
  Weyerhaeuser Co. ................       34,400        1,479,200
  Willamette Industries, Inc. .....       60,600        1,651,350
                                                   --------------
                                                       21,987,715
                                                   --------------
GAS PIPELINES -- 0.2%
  Cinergy Corp. ...................       20,700          526,556
  Columbia Gas System, Inc.(a).....       10,500          689,062
  El Paso Energy Corp. ............       64,500        3,285,469
  Peoples Energy Corp. ............        5,700          184,538
  Sempra Energy....................       27,573          468,741
  Williams Companies, Inc. ........       52,300        2,180,256
                                                   --------------
                                                        7,334,622
                                                   --------------
HOSPITAL MANAGEMENT -- 0.4%
  Columbia/HCA Healthcare Co. .....       68,700        2,086,763
  Healthsouth Corp.(a).............       55,000          395,313
  Humana, Inc.(a)..................      211,600        1,031,550
  IMS Health, Inc. ................       36,900          664,200
  Manor Care, Inc. ................       13,300           93,100
  Mckesson HBOC, Inc.(d) ..........       33,881          709,383
  Service Corp. International......    1,001,500        3,192,281
  Shared Medical Systems Corp. ....        3,200          233,400
  Tenet Healthcare Corp.(a)........      113,200        3,056,400
  UnitedHealth Group, Inc.(d) .....      107,200        9,192,400
  Wellpoint Health Networks,
    Inc. ..........................        6,000          434,625
                                                   --------------
                                                       21,089,415
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B25

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
HOUSEHOLD & PERSONAL CARE PRODUCTS
  Clorox Co. ......................       28,300   $    1,268,194
  Leggett & Platt, Inc. ...........       15,800          260,700
                                                   --------------
                                                        1,528,894
                                                   --------------
HOUSING RELATED -- 0.3%
  Lowe's Companies, Inc. ..........      209,200        8,590,275
  Masco Corp. .....................       52,300          944,669
  Maytag Corp. ....................       13,500          497,812
  Newell Rubbermaid, Inc...........       36,155          930,991
  Owens Corning....................      117,500        1,086,875
  Stanley Works....................       13,600          323,000
  Tupperware Corp. ................        9,900          217,800
  Whirlpool Corp. .................        9,900          461,588
                                                   --------------
                                                       13,053,010
                                                   --------------
INSURANCE -- 2.1%
  Aetna, Inc. .....................       49,800        3,196,537
  Allstate Corp. ..................      306,200        6,812,950
  American General Corp.(d) .......       44,300        2,702,300
  American International Group,
    Inc. ..........................      342,778       40,276,415
  Aon Corp.(d).....................       29,650          921,003
  Berkley (W.R.) Corp. ............       75,000        1,406,250
  Chubb Corp. .....................       88,800        5,461,200
  CIGNA Corp. .....................       20,700        1,935,450
  Cincinnati Financial Corp. ......       20,200          635,038
  Conseco, Inc.(d) ................       41,587          405,473
  ITT Hartford Group, Inc. ........       37,600        2,103,250
  Jefferson-Pilot Corp. ...........       13,400          756,263
  Lincoln National Corp. ..........       22,300          805,588
  Marsh & McLennan Companies,
    Inc. ..........................       34,100        3,561,319
  MBIA, Inc. ......................       12,100          583,069
  MGIC Investment Corp.............       13,300          605,150
  Progressive Corp. ...............        9,400          695,600
  Reinsurance Group of America,
    Inc. ..........................      642,800       19,364,350
  SAFECO Corp. ....................       79,900        1,588,012
  St. Paul Companies, Inc. ........       25,900          883,837
  Torchmark Corp. .................       74,800        1,846,625
  UnumProvident Corp. .............       27,270          547,104
  Wachovia Corp.(d) ...............       23,800        1,291,150
                                                   --------------
                                                       98,383,933
                                                   --------------
LEISURE -- 0.2%
  Brunswick Corp. .................       11,200          185,500
  Carnival Corp. (Class "A"
    Stock).........................       75,700        1,476,150
  Harrah's Entertainment,
    Inc.(a)........................       16,400          343,375
  Hasbro, Inc. ....................       23,500          353,969
  Hilton Hotels Corp. .............       44,600          418,125
  Loews Corp. .....................       41,900        2,514,000
  Marriott International, Inc.
    (Class "A" Stock)..............       31,200        1,125,150
  Mattel, Inc. ....................       53,400          704,212
                                                   --------------
                                                        7,120,481
                                                   --------------
MACHINERY -- 0.7%
  Briggs & Stratton Corp. .........        3,300          113,025
  Caterpillar, Inc. ...............       60,700        2,056,212

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
MACHINERY (CONT'D.)
  Cooper Industries, Inc. .........       12,900   $      420,056
  Deere & Co. .....................      164,200        6,075,400
  Dover Corp. .....................       25,800        1,046,513
  Eaton Corp. .....................        9,300          623,100
  Harley-Davidson, Inc. ...........       38,000        1,463,000
  IDEX Corp. ......................      234,900        7,414,031
  Ingersoll-Rand Co. ..............       61,400        2,471,350
  Milacron, Inc. ..................        6,400           92,800
  Parker Hannifin Corp. ...........       78,400        2,685,209
  Snap-On, Inc. ...................        7,100          189,038
  Thermo Electron Corp.(a).........       17,600          370,700
  Timken Co. ......................       10,200          189,975
  United Dominion Industries Ltd.
    (Canada).......................      468,100        7,957,700
                                                   --------------
                                                       33,168,109
                                                   --------------
MANUFACTURING -- 0.5%
  Danaher Corp. ...................       18,100          894,819
  Donaldson Co., Inc. .............      173,100        3,418,725
  Honeywell, Inc. .................      187,512        6,316,810
  Illinois Tool Works, Inc. .......       34,500        1,966,500
  Southdown, Inc. .................          100            5,775
  Tyco International Ltd. .........      209,866        9,942,402
  York International Corp. ........          300            7,575
                                                   --------------
                                                       22,552,606
                                                   --------------
MEDIA -- 1.9%
  Clear Channel Communications,
    Inc.(a)(d).....................       41,700        3,127,500
  Comcast Corp. (Special Class "A"
    Stock).........................      225,500        9,132,750
  Dow Jones & Co., Inc. ...........       10,700          783,775
  Gannett Co., Inc. ...............       44,000        2,631,750
  Interpublic Group of Companies,
    Inc. ..........................       34,600        1,487,800
  Knight-Ridder, Inc...............       40,600        2,159,413
  McGraw-Hill, Inc. ...............       23,400        1,263,600
  Mediaone Group, Inc.(d)..........       75,400        4,985,825
  Meredith Corp. ..................        4,600          155,250
  New York Times Co. (Class "A"
    Stock).........................       22,600          892,700
  R.R. Donnelley & Sons, Co. ......      219,400        4,950,212
  Time Warner, Inc.(d) ............      291,900       22,184,400
  Tribune Co. .....................       41,500        1,452,500
  Viacom, Inc. (Class "B"
    Stock)(a)......................      248,438       16,940,366
  Walt Disney Co.(d) ..............      464,500       18,028,406
                                                   --------------
                                                       90,176,247
                                                   --------------
METAL - STEEL -- 0.1%
  Allegheny Teldyne, Inc. .........       12,650          227,700
  Bethlehem Steel Corp.(a).........       20,700           73,744
  Nucor Corp. .....................       11,800          391,613
  USX Corp. -- U.S. Steel Group....      121,000        2,246,062
  Worthington Industries, Inc. ....        9,700          101,850
                                                   --------------
                                                        3,040,969
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B26

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
METALS-NON FERROUS -- 0.2%
  Alcan Aluminum Ltd.(d) ..........       26,100   $      809,100
  Alcoa, Inc. .....................      293,488        8,511,152
  I Ltd. ..........................       23,000          353,625
                                                   --------------
                                                        9,673,877
                                                   --------------
MINERAL RESOURCES
  Homestake Mining Co. ............       34,300          235,812
  Phelps Dodge Corp. ..............       10,953          407,315
                                                   --------------
                                                          643,127
                                                   --------------
MISCELLANEOUS BASIC INDUSTRY -- 0.1%
  Crane Co. .......................        7,600          184,775
  Ecolab, Inc. ....................       14,500          566,406
  ITT Industries, Inc. ............       11,300          343,238
  Millipore Corp. .................        6,000          452,250
  Pall Corp. ......................       17,200          318,200
  PPG Industries, Inc. ............       20,400          903,975
  Textron, Inc. ...................       18,600        1,010,212
  W.W. Grainger, Inc. .............       11,200          345,100
  Wolverine Tube, Inc.(a)..........        2,300           39,100
                                                   --------------
                                                        4,163,256
                                                   --------------
MISCELLANEOUS CONSUMER GROWTH -- 0.2%
  American Greetings Corp. (Class
    "A" Stock).....................        7,300          138,700
  Black & Decker Corp. ............       11,100          436,369
  Minnesota Mining & Manufacturing
    Co.(d).........................       90,500        7,466,250
  SMM Trust........................        5,600          320,250
                                                   --------------
                                                        8,361,569
                                                   --------------
OFFICE EQUIPMENT & SUPPLIES -- 0.1%
  Avery Dennison Corp. ............       13,600          912,900
  Office Depot, Inc.(a)............       44,700          279,375
  Pitney Bowes, Inc. ..............       33,600        1,344,000
  Staples, Inc.(a).................       60,000          922,500
  Unisys Corp.(a)..................       36,600          532,988
  Xerox Corp. .....................       80,900        1,678,675
                                                   --------------
                                                        5,670,438
                                                   --------------
OIL & GAS -- 3.5%
  Amerada Hess Corp. ..............       10,400          642,200
  Anadarko Petroleum Corp.(d) .....       15,300          754,481
  Ashland Oil, Inc. ...............        8,700          305,044
  Burlington Resources, Inc. ......       24,500          937,125
  Chevron Corp. ...................      150,500       12,764,281
  Coastal Corp. ...................       55,200        3,360,300
  Conoco, Inc. (Class "B" Stock)...      106,224        2,609,127
  Eastern Enterprises, Inc. .......        3,300          207,900
  Exxon Mobil Corp. ...............      763,158       59,907,903
  Kerr-McGee Corp. ................       12,409          731,355
  McDermott International, Inc. ...    1,475,600       13,003,725
  NICOR, Inc. .....................        5,000          163,125
  Occidental Petroleum Corp. ......       44,100          928,856
  PG&E Corp. ......................      110,900        2,730,913
  Phillips Petroleum Co. ..........      133,000        6,741,438
  Pioneer Natural Resources
    Co.(a).........................      686,431        8,751,995
  Royal Dutch Petroleum Co. .......      476,400       29,328,375
  Sunoco, Inc. ....................       11,100          326,756

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
OIL & GAS (CONT'D.)
  Texaco, Inc.(d) .................      218,800   $   11,651,100
  Transocean Sedco Forex, Inc. ....       26,235        1,401,933
  Union Pacific Resources Group,
    Inc. ..........................       32,200          708,400
  Unocal Corp. ....................       30,800        1,020,250
  USX- Marathon Corp. .............      132,100        3,310,756
  Western Gas Resources, Inc. .....      262,800        5,518,800
                                                   --------------
                                                      167,806,138
                                                   --------------
OIL & GAS DRILLING -- 0.1%
  Global Marine, Inc.(a)...........       67,600        1,905,475
  Nabors Industries, Inc. .........       42,100        1,749,781
                                                   --------------
                                                        3,655,256
                                                   --------------
OIL & GAS SERVICES -- 0.6%
  Apache Corp. ....................       59,100        3,475,819
  Baker Hughes, Inc. ..............       79,140        2,532,480
  BJ Services Co. .................       42,300        2,643,750
  Enron Corp. .....................      126,800        8,178,600
  ENSCO International, Inc. .......       39,500        1,414,594
  Halliburton Co. .................       55,300        2,609,469
  ONEOK, Inc. .....................        5,000          129,688
  Rowan Companies, Inc.(a).........       13,900          422,212
  Schlumberger Ltd.................       71,600        5,343,150
  Smith International, Inc.(a).....       36,500        2,657,656
  Tosco Corp. .....................       12,200          345,412
                                                   --------------
                                                       29,752,830
                                                   --------------
PHARMACEUTICALS -- 0.8%
  American Home Products Corp. ....      159,400        9,364,750
  Bristol-Myers Squibb Co. ........      449,600       26,189,200
                                                   --------------
                                                       35,553,950
                                                   --------------
PHOTOGRAPHY -- 0.1%
  Eastman Kodak Co. ...............       62,800        3,736,600
  Polaroid Corp. ..................        3,700           66,831
                                                   --------------
                                                        3,803,431
                                                   --------------
PRECIOUS METALS
  Barrick Gold Corp. (ADR)
    (Canada).......................       46,900          852,994
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)......       22,100          204,425
  Newmont Mining Corp. ............       20,600          445,475
  Placer Dome, Inc. ...............       39,600          378,675
                                                   --------------
                                                        1,881,569
                                                   --------------
PROFESSIONAL SERVICES
  CSG Systems International,
    Inc. ..........................       12,500          700,781
                                                   --------------
PUBLISHING
  Houghton Mifflin Co. ............          300           14,006
                                                   --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe
    Corp. .........................       56,500        1,295,969
  CSX Corp. .......................       25,900          548,756
  Kansas City Southern Industries,
    Inc. ..........................       61,800        5,480,887
  Norfolk Southern Corp. ..........       48,900          727,388
  Union Pacific Corp. .............       29,400        1,093,312
                                                   --------------
                                                        9,146,312
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B27

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
RESTAURANTS -- 0.1%
  Darden Restaurants, Inc. ........       13,400   $      217,750
  McDonald's Corp.(d) .............      164,800        5,428,100
  Tricon Global Restaurants,
    Inc.(a)........................       20,100          567,825
  Wendy's International, Inc. .....       15,700          279,656
                                                   --------------
                                                        6,493,331
                                                   --------------
RETAIL -- 3.0%
  Albertson's, Inc. ...............       55,361        1,840,753
  AutoZone, Inc.(a)................       16,000          352,000
  Bed Bath & Beyond, Inc.(a).......      116,000        4,205,000
  Best Buy Co., Inc.(a)............      133,900        8,469,175
  Charming Shoppes, Inc.(a)........      144,200          734,519
  Circuit City Stores, Inc. .......       25,200          836,325
  Consolidated Stores Corp.(a).....       13,100          157,200
  Costco Wholesale Corp.(b)........       53,400        1,762,200
  CVS Corp. .......................       48,500        1,940,000
  Dillard's, Inc. .................       75,900          929,775
  Dollar General Corp. ............       41,500          809,250
  Dollar Tree Stores, Inc.(a)......        4,500          178,031
  Federated Department Stores,
    Inc.(a)(d).....................       25,700          867,375
  Great Atlantic & Pacific Tea Co.,
    Inc. ..........................        5,200           86,450
  Harcourt General, Inc. ..........        8,100          440,438
  Home Depot, Inc. ................      375,950       18,774,003
  IKON Office Solutions, Inc. .....       21,800           84,475
  J.C. Penney Co., Inc. ...........       33,800          623,188
  Kmart Corp.(a)(d)................      271,800        1,851,637
  Kohl's Corp.(a)..................      152,100        8,460,562
  Kroger Co.(a)....................      103,500        2,283,469
  Liz Claiborne, Inc. .............        8,000          282,000
  Longs Drug Stores, Inc. .........        4,300           93,525
  May Department Stores Co. .......       40,050          961,200
  Nike, Inc. ......................       44,600        1,775,637
  Nordstrom, Inc. .................       17,400          419,775
  Radioshack Corp. ................       23,800        1,127,525
  Reebok International Ltd. .......        9,100          145,031
  Rite Aid Corp.(d) ...............       31,600          207,375
  Safeway, Inc.(a).................       61,400        2,770,675
  Sears, Roebuck & Co.(d) .........      139,400        4,547,925
  Sherwin-Williams Co. ............       22,500          476,719
  Supervalu, Inc. .................       15,300          291,656
  Target Corp. ....................       95,200        5,521,600
  The Gap, Inc. ...................      102,900        3,215,625
  The Limited, Inc. ...............      188,680        4,080,205
  Tiffany & Co. ...................        1,000           67,500
  TJX Companies, Inc. .............       35,800          671,250
  Toys 'R' Us, Inc.(a).............      128,700        1,874,194
  Wal-Mart Stores, Inc.............      970,800       55,942,350
  Walgreen Co. ....................      122,800        3,952,625
  Winn-Dixie Stores, Inc. .........       19,500          279,094
                                                   --------------
                                                      144,389,311
                                                   --------------
RUBBER -- 0.1%
  B.F. Goodrich Co. ...............       14,000          476,875
  Cooper Tire & Rubber Co. ........        8,600           95,675
  Goodyear Tire & Rubber Co. ......       80,000        1,600,000
                                                   --------------
                                                        2,172,550
                                                   --------------

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
SEMICONDUCTORS -- 2.9%
  Applied Materials, Inc.(a)(d)....      235,200   $   21,315,000
  Conexant Systems, Inc. ..........       23,200        1,128,100
  Intel Corp. .....................      715,700       95,680,144
  KLA Instruments Corp.(a).........       22,000        1,288,375
  Linear Technology Corp. .........       75,500        4,827,281
  MIPS Technologies, Inc. .........        4,351          167,529
  National Semiconductor
    Corp.(a).......................       35,900        2,037,325
  Semtech Corp.(a).................       14,700        1,124,320
  Vitesse Semiconductor Corp.(a)...       64,300        4,730,069
  Xilinx, Inc.(a)..................       80,400        6,638,025
                                                   --------------
                                                      138,936,168
                                                   --------------
TELECOMMUNICATIONS -- 5.5%
  ADC Telecommunications,
    Inc.(a)(d).....................       79,600        6,676,450
  AFLAC, Inc. .....................       33,200        1,525,125
  Alltel Corp. ....................       49,900        3,090,681
  Andrew Corp.(a)..................       12,300          412,819
  AT&T Corp. ......................      625,072       19,767,902
  Bell Atlantic Corp.(d) ..........      369,700       18,785,381
  BellSouth Corp. .................      439,200       18,720,900
  Broadcom Corp.(a)................        4,000          799,930
  CenturyTel, Inc. ................       14,500          416,875
  Global Crossing Ltd. ............       90,960        2,393,385
  GTE Corp. .......................      120,400        7,494,900
  Lucent Technologies, Inc. .......      542,630       32,150,828
  MCI Worldcom, Inc. ..............      391,255       17,948,823
  Motorola, Inc.(d) ...............      360,205       10,468,458
  Nextel Communications, Inc.
    (Class "A" Stock)(a)(b)........       88,800        5,433,450
  Nortel Networks Corp.............      649,200       44,307,900
  Polycom, Inc. ...................       16,400        1,543,138
  Powerwave Technologies, Inc. ....       51,300        2,257,200
  Qualcomm, Inc....................       91,500        5,490,000
  SBC Communications, Inc. ........      783,350       33,879,887
  Scientific-Atlanta, Inc. ........       28,300        2,108,350
  Sprint Corp. ....................      219,000       11,169,000
  Sprint Corp. (PCS Group)(d)......      105,300        6,265,350
  Tellabs, Inc.(a).................       50,100        3,428,719
  US West, Inc. ...................       62,641        5,371,466
                                                   --------------
                                                      261,906,917
                                                   --------------
TEXTILES
  National Service Industries,
    Inc. ..........................        4,900           95,550
  Russell Corp. ...................        5,900          118,000
  Springs Industries, Inc. ........        3,300          105,600
  VF Corp. ........................       16,700          397,669
                                                   --------------
                                                          716,819
                                                   --------------
TOBACCO -- 0.3%
  Philip Morris Companies, Inc. ...      369,200        9,806,875
  R.J. Reynolds Tobacco Holdings,
    Inc. ..........................      127,233        3,554,572
  UST, Inc. .......................       21,800          320,187
                                                   --------------
                                                       13,681,634
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B28

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
TRUCKING & SHIPPING -- 0.1%
  Federal Express Corp.(a).........       36,100   $    1,371,800
  Ryder System, Inc. ..............        4,700           89,006
  Sabre Group Holdings, Inc. ......       73,547        2,096,090
  Yellow Corp.(a)..................      153,500        2,264,125
                                                   --------------
                                                        5,821,021
                                                   --------------
UTILITIES - ELECTRIC -- 0.8%
  AES Corp.(a)(d)..................       50,200        2,290,375
  Ameren Corp......................       15,500          523,125
  American Electric Power Co.,
    Inc.(d)........................       40,980        1,214,032
  Calpine Corp.(a).................       43,900        2,886,425
  CMS Energy Corp. ................       16,200          358,425
  Consolidated Edison, Inc. .......       25,900          767,288
  Constellation Energy Group.......       18,800          612,175
  CP&L Energy, Inc. ...............       18,400          587,650
  Dominion Resources, Inc. ........       29,018        1,244,147
  DTE Energy Co.(d) ...............       17,000          519,563
  Duke Energy Corp. ...............      177,700       10,017,837
  Edison International.............       42,800          877,400
  Entergy Corp. ...................      117,110        3,183,928
  FirstEnergy Corp.(a).............       29,000          677,875
  FPL Group, Inc. .................       22,100        1,093,950
  GPU, Inc. .......................       13,400          362,638
  New Century Energies, Inc. ......       15,000          450,000
  Niagara Mohawk Holdings,
    Inc.(a)........................       24,300          338,681
  Northern States Power Co. .......       19,900          401,731
  PECO Energy Co. .................       87,500        3,527,344
  Public Service Enterprise Group,
    Inc. ..........................       27,100          938,338
  Reliant Energy, Inc. ............       37,400        1,105,637
  Southern Co......................      136,100        3,172,831
  TXU Corp. .......................       35,900        1,059,050
  Unicom Corp. ....................       25,800          998,137
                                                   --------------
                                                       39,208,582
                                                   --------------
WASTE MANAGEMENT
  Allied Waste Industries,
    Inc.(a)........................       19,000          190,000
  Waste Management, Inc. ..........       70,535        1,340,165
                                                   --------------
                                                        1,530,165
                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,353,527,383).........................    2,711,216,209
                                                   --------------
PREFERRED STOCK -- 0.5%
FINANCIAL SERVICES
  Central Hispano Eurocapital (cost
    $25,440,000),..................        1,000       25,000,000
                                                   --------------
WARRANT
  Mexico Debenture (cost $0).......       31,074                0
                                                   --------------

                                          PRINCIPAL
                             MOODY'S       AMOUNT          VALUE
LONG-TERM                    RATING         (000)         (NOTE 2)
BONDS -- 31.1%             -----------   -----------   --------------
AEROSPACE -- 0.1%
 Northrop Grumman Corp.,
   7.88%, 03/01/26......    Baa3         $     5,300   $    5,023,817
                                                       --------------

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
AIRLINES -- 1.4%
 Continental Airlines,
   Inc.,
   7.46%, 04/01/15......     Aa3         $     8,260   $    7,907,532
 Delta Airlines, Inc.,
   7.90%, 12/15/09(d)...    Baa3              23,800       22,243,480
 United Airlines, Inc.,
   10.67%, 05/01/04.....    Baa3              19,500       19,835,205
   11.21%, 05/01/14.....    Baa3              17,500       18,040,400
                                                       --------------
                                                           68,026,617
                                                       --------------
AUTOMOBILES & TRUCKS -- 0.5%
 Lear Corp.,
   7.96%, 05/15/05(d)...     Ba1              11,740       10,918,200
 Navistar International
   Corp.,
   7.00%, 02/01/03......    Baa3              11,500       10,982,500
   8.00%, 02/01/08(d)...     Ba2               2,360        2,165,300
                                                       --------------
                                                           24,066,000
                                                       --------------
BANKS AND SAVINGS & LOANS -- 1.1%
 Bank of Nova Scotia,
   (Canada),
   6.50%, 07/15/07......     A1                5,400        5,103,000
 Bank Tokyo Mitsubishi
   Ltd.,
   8.40%, 04/15/10......     A3                2,500        2,525,750
 Chase Manhattan Corp.,
   7.88%, 06/15/10......     A1                1,000          998,000
 Key Bank NA,
   5.80%, 04/01/04......     Aa3              20,000       18,900,000
 National Australia
   Bank,
   6.40%, 12/10/07......     A1                8,700        8,580,375
 Sanwa Finance Aruba,
   8.35%, 07/15/09......    Baa1               7,120        7,088,387
 Sovereign Bancorp,
   10.25%,
   05/15/04(d)..........     Ba3               2,670        2,632,861
   10.50%,
     11/15/06(d)........     Ba3               3,955        3,955,000
                                                       --------------
                                                           49,783,373
                                                       --------------
CONSULTING -- 0.5%
 Comdisco, Inc.,
   6.32%, 11/27/00......    Baa1              19,000       18,913,360
   6.38%, 11/30/01......    Baa1               2,700        2,612,493
                                                       --------------
                                                           21,525,853
                                                       --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.3%
 British Sky
   Broadcasting, Inc.,
   6.88%, 02/23/09......    Baa3               2,090        1,836,086
 Cox Communications,
   Inc.,
   6.94%, 10/01/01......    Baa2               4,000        3,988,840
 CSC Holdings, Inc.,
   7.88%, 12/15/07......     Ba1               3,025        2,926,778
   7.25%, 07/15/08......     Ba1               5,500        5,084,475

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B29

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Rogers Cablesystems,
    Inc., (Canada),
    10.00%, 03/15/05....     Ba1         $     2,000   $    2,045,000
                                                       --------------
                                                           15,881,179
                                                       --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.63%, 05/01/07.....     Ba3               1,625        1,608,750
  Monsanto Co.,
    6.50%, 12/01/18.....     A2                1,550        1,366,356
    6.75%, 12/15/27.....     A1                3,715        3,332,615
                                                       --------------
                                                            6,307,721
                                                       --------------
CONTAINERS -- 0.6%
 Owens-Illinois, Inc.,
   7.15%, 05/15/05......     Ba1              26,250       23,995,650
 Pactiv Corp.,
   7.95%, 12/15/25......    Baa3               7,050        6,324,062
                                                       --------------
                                                           30,319,712
                                                       --------------
DIVERSIFIED OPERATIONS -- 0.2%
 Corning, Inc.,
   6.85%, 03/01/29           A2                5,000        4,257,450
 Cox Enterprises, Inc.,
   6.63%, 06/14/02......    Baa1               5,200        5,113,420
                                                       --------------
                                                            9,370,870
                                                       --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
 Columbia/HCA Healthcare
   Corp.,
   6.91%, 06/15/05(d)...     Ba2               4,990        4,528,425
 Mallinckrodt, Inc.,
   6.30%, 03/15/11......    Baa2               8,000        7,880,000
 Tenet Healthcare Corp.,
   7.88%, 01/15/03......     Ba1               3,805        3,700,363
                                                       --------------
                                                           16,108,788
                                                       --------------
FINANCIAL SERVICES -- 3.5%
 AT&T Capital Corp.,
   6.60%, 05/15/05......     A1               16,000       15,057,120
 Calair Capital Corp.,
   8.13%, 04/01/08......     Ba2               4,920        4,231,200
 Capital One Bank Corp.,
   6.76%, 07/23/02......    Baa2               7,500        7,288,875
 Capital One Financial
   Corp.,
   7.25%, 05/01/06......    Baa3               3,400        3,111,000
 Citibank Credit Card
   Master Trust I
   6.10%, 05/15/08......     Aaa              11,000       10,298,750
 ERAC USA Finance Co.,
   6.95%, 03/01/04......    Baa1               7,500        7,221,750
 Ford Motor Credit
   Corp.,
   7.38%, 10/28/09......     A2                2,500        2,418,175
   6.70%, 07/16/04......     A2                3,450        3,342,567
   7.50%, 03/15/05(d)...     A2                5,700        5,671,785

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
FINANCIAL SERVICES (CONT'D)
 General Motors
   Acceptance Corp.,
   5.95%, 03/14/03......     A2          $    21,500   $   20,677,625
 Heller Financial, Inc.,
   6.00%, 03/19/04(d)...     A3                4,900        4,585,616
 HVB Funding Trust,
   9.00%, 10/22/31......     Aa3               1,400        1,328,740
 KBC Bank Funding Trust
   III,
   9.86%, 11/29/49......     A1                2,500        2,558,000
 Lehman Brothers
   Holdings, Inc.,
   6.38%, 05/07/02......     A3                2,100        2,050,608
   6.63%, 04/01/04......     A3               10,000        9,543,900
 MBNA Master Credit Card
   Trust,
   5.90%, 08/15/11......     Aaa              29,800       26,972,518
 Osprey Trust,
   8.31%, 01/15/03......    Baa2              20,000       20,068,000
 RBF Finance Co.,
   11.38%, 03/15/09.....     Ba3               2,615        2,824,200
 Sakura Capital Funding
   (Cayman Islands),
   7.04%, 09/29/49......     Ba1               5,000        4,850,000
 Salomon Smith Barney,
   Inc.,
   6.13%, 01/15/03......     Aa3               1,000          966,610
 Textron Financial
   Corp.,
   6.05%, 03/16/09......     Aaa               3,370        3,351,505
 Washington Mutual,
   Inc.,
   7.50%, 08/15/06......     A3                7,000        6,792,660
                                                       --------------
                                                          165,211,204
                                                       --------------
FOOD & BEVERAGE -- 0.1%
 Coca-Cola Bottling Co.,
   6.38%, 05/01/09......    Baa2               3,500        3,201,345
                                                       --------------
FOREST PRODUCTS -- 0.7%
 Fort James Corp.,
   6.23%, 03/15/11......    Baa2              11,000       10,900,230
 Scotia Pacific Co.,
   7.71%, 01/20/14......    Baa2              29,500       20,207,500
                                                       --------------
                                                           31,107,730
                                                       --------------
HOUSING RELATED -- 0.4%
 Hanson, PLC, ADR,
   (United Kingdom),
   7.375%, 01/15/03.....     A3           17,400,000       17,289,162
                                                       --------------
INDUSTRIAL -- 0.2%
 Allied Waste North
   America, Inc.,
   7.63%, 01/01/06......     Ba3               2,840        2,485,000
 Cendant Corp.,
   7.75%, 12/01/03......    Baa1               2,000        1,922,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B30

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
INDUSTRIAL (CONT'D.)
 Compania Sud Americana
   de Vapores, S.A.,
   (Chile),
   7.38%, 12/08/03......     NA          $     3,650   $    3,504,000
                                                       --------------
                                                            7,911,600
                                                       --------------
INSURANCE -- 0.1%
 Conseco, Inc.,
   8.50%, 10/15/02......     Ba1               1,500        1,110,000
   8.70%, 11/15/26......     Ba3               4,100        1,783,500
                                                       --------------
                                                            2,893,500
                                                       --------------
LEISURE & TOURISM -- 0.5%
 Harrahs Operating Co.,
   Inc.,
   7.88%, 12/15/05......     Ba2                 600          564,000
 HMH Properties, Inc.,
   7.88%, 08/01/05(d)...     Ba2               6,560        6,199,200
 ITT Corp.,
   6.75%, 11/15/03......     Ba1              14,000       13,137,740
 Park Place
   Entertainment Corp.,
   7.88%, 12/15/05(d)...     Ba2               5,030        4,728,200
   9.38%, 02/15/07......     Ba2               1,360        1,360,000
                                                       --------------
                                                           25,989,140
                                                       --------------
MEDIA -- 0.3%
 Paramount
   Communications, Inc.,
   7.50%, 01/15/02......    Baa1               9,100        9,070,243
 United News & Media
   PLC,
   7.25%, 07/01/04......    Baa2               3,180        3,070,608
                                                       --------------
                                                           12,140,851
                                                       --------------
OIL & GAS -- 0.3%
 Amerada Hess Corp.,
   7.38%, 10/01/09(d)...    Baa1                 900          874,701
   7.88%, 10/01/29......    Baa1               2,500        2,444,525
 B.J. Services Co.,
   7.00%, 02/01/06......    Baa2               4,000        3,836,760
 Eott Energy Partners,
   11.00%, 10/01/09.....     Ba2               3,935        3,994,025
 Phillips Petroleum Co.,
   8.50%, 05/25/05(d)...    Baa2               4,750        4,907,130
                                                       --------------
                                                           16,057,141
                                                       --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
 Parker & Parsley
   Petroleum Co.,
   8.88%, 04/15/05......     Ba2               3,100        3,024,081
                                                       --------------
OIL & GAS SERVICES -- 0.7%
 KN Energy, Inc.,
   6.30%, 03/01/21......    Baa2              30,000       29,767,800
 Seagull Energy Co.,
   7.88%, 08/01/03......     Ba1               3,750        3,637,500
                                                       --------------
                                                           33,405,300
                                                       --------------

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
PAPER -- 0.6%
 International Paper
   Co.,
   8.00%, 07/08/03......    Baa1         $    30,000   $   30,156,900
                                                       --------------
PRINTING -- 0.1%
 World Color Press,
   Inc.,
   8.38%, 11/15/08......    Baa3               1,500        1,410,000
   7.75%, 02/15/09......    Baa3               4,960        4,526,000
                                                       --------------
                                                            5,936,000
                                                       --------------
RAILROADS -- 0.1%
 Union Pacific Corp.,
   7.95%, 04/15/29......    Baa3               3,700        3,669,512
                                                       --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
 Duke Realty L.P.,
   7.30%, 06/30/03......    Baa1               4,350        4,269,525
 EOP Operating, L.P.,
   6.38%, 01/15/02......     NA                5,000        4,892,500
   6.50%, 06/15/04......    Baa1               6,000        5,708,520
   6.63%, 02/15/05......    Baa1              18,187       17,181,986
 ERP Operating, L.P.,
   7.10%, 06/23/04......     NA                2,375        2,303,180
 Felcor Suites L.P.,
   7.38%, 10/01/04......     Ba2              24,200       21,659,000
 Simon Debartolo Group,
   Inc.,
   6.75%, 06/15/05......    Baa1              17,500       16,395,050
                                                       --------------
                                                           72,409,761
                                                       --------------
RETAIL -- 0.1%
 Kroger Co.,
   7.25%, 06/01/09......    Baa3               6,000        5,520,000
                                                       --------------
TELECOMMUNICATIONS -- 3.8%
 360 Communication Co.,
   7.13%, 03/01/03......     A2               23,776       23,398,437
   7.60%, 04/01/09......     A2               12,885       12,504,248
 Airtouch
   Communications, Inc.,
   7.00%, 10/01/03......     A2               16,800       16,514,400
 Clear Channel
   Communications,
   7.88%, 06/15/05(d)...    Baa3               1,600        1,608,512
 Deutsche Telekom
   International,
   7.75%, 06/15/05......     Aa2               5,000        5,025,000
   8.00%, 06/15/10......     Aa2              10,000       10,070,000
   8.25%, 06/15/30......     Aa2               8,475        8,560,598
 Electric Lightwave,
   Inc.,
   6.05%, 05/15/04......     A2                5,300        4,935,625
 Global Crossing
   Holdings Ltd.,
   9.13%, 11/15/06......     Ba2               8,970        8,633,625
 LCI International,
   Inc.,
   7.25%, 06/15/07......     Ba1              18,030       17,071,345

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B31

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
TELECOMMUNICATIONS (CONT'D.)
 Qwest Communications
   International, Inc.,
   7.50%, 11/01/08......    Baa1         $    14,500   $   13,992,500
 Rogers Cantel, Inc.,
   (Canada),
   9.38%, 06/01/08......    Baa3               4,830        4,974,900
 Tele-Communications,
   Inc.,
   6.34%, 02/01/12           A2                8,500        8,363,150
 Telecom De Puerto Rico,
   6.15%, 05/15/02......    Baa2              10,500       10,185,000
   6.65%, 05/15/06(d)...    Baa2              10,700        9,937,625
   6.80%, 05/15/09......     NA                9,000        8,223,750
 Williams Communications
   Group, Inc.,
   10.70%, 10/01/07.....     B2                4,100        4,079,500
 Worldcom, Inc.,
   7.88%, 05/15/03(d)...     A3                4,000        4,040,000
   8.00%, 05/15/06......     A3                5,000        5,056,250
   8.25%, 05/15/10......     A3                1,600        1,641,296
                                                       --------------
                                                          178,815,761
                                                       --------------
UTILITIES -- 1.4%
 AES Corp.,
   9.50%, 06/01/09......     Ba1               9,080        8,898,400
 Calenergy Co., Inc.,
   6.96%, 09/15/03......    Baa3              15,000       14,629,950
 Calpine Corp.,
   10.50%, 05/15/06.....     Ba1               8,330        8,704,850
 CMS Energy Corp.,
   8.00%, 07/01/11......     Ba3               7,200        7,067,520
 Cogentrix, Inc.,
   8.10%, 03/15/04......     Ba1               5,775        5,567,331
 El Paso Energy,
   6.63%, 07/15/01......    Baa2               6,000        5,947,320
 Entergy Louisiana,
   Inc.,
   8.50%, 06/01/03......    Baa2               5,000        5,044,000
 Hydro-Quebec,
   8.00%, 02/01/13           A2                1,500        1,559,970
 PSEG Energy Holdings,
   Inc.,
   10.00%, 10/01/09.....     Ba1               5,370        5,437,125
 Utilicorp United, Inc.,
   7.00%, 07/15/04......    Baa3               5,000        4,775,650
   7.63%, 11/15/09......    Baa3                 650          612,866
                                                       --------------
                                                           68,244,982
                                                       --------------
WASTE MANAGEMENT -- 0.3%
 Waste Management, Inc.,
   6.13%, 07/15/01......     Ba1              15,695       15,156,975
                                                       --------------

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.0%
 United States Treasury
   Bonds,
   8.75%, 05/15/17(d)...                 $    72,848   $   91,754,241
   8.75%, 05/15/20(d)...                      24,000       30,806,160
   8.13%, 08/15/21(d)...                      45,000       54,977,400
   7.63%, 11/15/22(d)...                      60,400       70,668,000
   7.13%, 02/15/23(d)...                      50,700       56,348,487
   7.50%, 11/15/24(d)...                      38,800       45,214,028
   6.13%, 08/15/29(d)...                         990          999,900
   6.25%, 05/15/30(d)...                       2,450        2,579,008
 United States Treasury
   Notes,
   6.88%, 05/15/06(d)...                       2,400        2,470,128
   6.63%, 05/15/07(d)...                      84,500       86,269,430
   6.00%, 08/15/09(d)...                       1,980        1,964,219
   6.50%, 02/15/10(d)...                      28,936       29,926,190
 United States Treasury
   Strips,
   zero, 02/15/19(d)....                      10,500        3,353,700
                                                       --------------
                                                          477,330,891
                                                       --------------
FOREIGN GOVERNMENT BONDS -- 1.2%
 Comunidad Autonoma De
   Andalucia,
   7.25%, 10/01/29......     Aa3                 840          807,408
 Quebec Hydro, (Canada),
   7.50%, 04/01/16......     A2                  800          796,288
 Quebec Province,
   (Canada),
   7.00%, 01/30/07......     A2                1,200        1,176,624
 Republic of Argentina,
   zero, 10/15/01.......     B1                7,625        6,557,500
 Republic of
   Philippines,
   8.88%, 04/15/08......     Ba1               5,400        4,860,000
 Saskatchewan Province,
   (Canada),
   9.13%, 02/15/21           A1                2,300        2,658,869
 United Mexican States,
   10.38%,
   02/17/09(d)..........    Baa3              15,500       16,662,500
   9.88%, 02/01/10(d)...    Baa3               4,000        4,140,000
   6.93%, 12/31/19......    Baa3               3,550        3,487,875
   6.94%, 12/31/19......    Baa3               6,900        6,779,250
   5.87%, 12/31/19......    Baa3               9,750        9,579,375
                                                       --------------
                                                           57,505,689
                                                       --------------
TOTAL LONG-TERM BONDS
 (cost $1,510,867,563),.............................    1,479,391,455
                                                       --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $3,889,834,946),.............................    4,215,607,664
                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B32

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
       SHORT-TERM            MOODY'S       AMOUNT          VALUE
     INVESTMENTS --          RATING         (000)         (NOTE 2)
         24.9%             -----------   -----------   --------------
COMMERCIAL PAPER -- 19.4%
 Abbey National Treasury
   Services PLC,
   5.67%, 07/13/00......     P1          $     7,000   $    7,365,590
 Alcoa, Inc.,
   7.30%, 07/05/00......     P1                  500          499,595
 Allianz of America
   Finance(c),
   6.60%, 07/18/00......     P1               10,000        9,972,500
 American Electric
   Power(c),
   6.83%, 07/21/00......     P1               40,000       39,863,400
 American Express Co.,
   6.80%, 07/06/00......     P1                1,900        1,898,205
   6.68%, 07/07/00......     P1                  700          699,221
   6.60%, 07/10/00......     P1                  900          898,515
 Aon Corp.,
   6.60%, 07/06/00......     P1                7,133        7,126,462
 Associates Corp. of
   North America,
   6.80%, 07/12/00......     P1                3,000        2,993,767
   6.80%, 08/25/00......     P1                  450          450,259
 AT&T Corp.,
   6.55%, 07/13/00......     P1                1,000          997,817
   6.62%, 07/20/00......     P1                1,200        1,195,807
 Barton Capital Corp.,
   6.73%, 07/14/00......     P1               10,000        9,975,697
   6.77%, 07/14/00......     P1               20,000       19,951,106
   6.62%, 07/26/00......     P1                3,700        3,682,990
 Baus Funding LLC,
   6.82%, 07/07/00......     P1               20,000       19,977,267
   6.77%, 07/14/00......     P1                5,400        5,386,798
 BCI Funding Corp,
   6.54%, 07/10/00......     P1                5,000        4,991,825
 Black Forest Corp.,
   6.57%, 07/05/00......     P1                3,200        3,197,664
   6.58%, 07/05/00......     P1                2,500        2,498,172
 Bombardier Capital,
   Inc.,
   6.84%, 07/28/00(c)...     P1               29,000       28,862,250
   6.90%, 08/23/00(c)...     P1               15,000       14,853,375
 Canadian Imperial Bank
   of Commerce,
   6.58%, 07/12/00......     P1               49,077       49,077,000
 Citicorp,
   6.55%, 07/10/00(c)...     P1               15,000       14,980,895
   6.55%, 07/27/00(c)...     P1               20,000       19,912,666
   6.60%, 08/10/00......     P1                2,000        1,985,333
 Comdisco, Inc,
   6.80%, 07/28/00(c)...     P1                8,000        7,962,222
 Conagra, Inc.,
   6.85%, 07/07/00(c)...     P1               16,000       15,987,822
 Cooper Industries,
   Inc.,
   7.05%, 07/05/00......     P1                5,400        5,395,770
 Countrywide Funding
   Corp.,
   6.92%, 07/05/00......     P1                1,200        1,199,077
 Dexia Bank Grand
   Cayman,
   7.13%, 07/03/00......     P1                3,736        3,736,000
   7.125%, 07/03/00(c)..     P1               90,000       90,000,000

                                          PRINCIPAL
SHORT-TERM                   MOODY'S       AMOUNT          VALUE
INVESTMENTS                  RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
 Dow Chemical & Company,
   Inc.,
   7.00%, 07/03/00......     P1          $     5,114   $    5,112,010
 Duke Capital Corp.,
   7.25%, 07/05/00(c)...     P1               38,216       38,200,608
 Enterprise Funding
   Corp.,
   6.70%, 07/21/00......     P1                2,582        2,572,389
 Ford Motor Credit
   Corp.,
   6.63%, 07/10/00......     P1                1,600        1,597,349
   6.70%, 07/10/00......     P1                1,600        1,597,320
 Forrestal Funding
   Master,
   6.62%, 08/04/00......     P1                4,280        4,253,241
 G.E. Capital Intl.
   Funding,
   6.52%, 07/17/00(c)...     P1               30,000       29,923,935
 General Electric
   Capital Corp.,
   6.55%, 07/05/00......     P1                1,556        1,554,867
   6.60%, 07/13/00......     P1                1,700        1,696,260
   6.70%, 07/18/00......     P1                1,754        1,748,450
 General Motors
   Acceptance Corp.,
   6.55%, 07/18/00......     P1                  328          326,986
 Goldman Sachs Group
   L.P.,
   6.54%, 07/13/00(b)...     P1                5,000        4,989,100
 GTE Corp.,
   6.65%, 07/10/00......     P1               20,600       20,565,752
   6.62%, 07/13/00......     P1                2,754        2,747,923
   6.63%, 08/09/00(c)...     P1               10,000        9,931,859
   6.65%, 08/11/00......     P1                5,000        4,962,132
 Halliburton Corp.,
   6.55%, 07/05/00......     P1                  100           99,927
 Heinz Co.,
   6.65%, 07/20/00......     P1                1,000          996,490
 Heller Financial, Inc.,
   6.75%, 07/18/00(c)...     P1               50,000       49,859,376
   6.75%, 07/21/00(c)...     P1               40,000       39,865,000
 Homeside Lending,
   6.65%, 07/25/00......     P1                3,593        3,577,071
 International Business
   Machines Corp.,
   6.58%, 07/07/00......     P1                1,350        1,348,520
   6.90%, 07/07/00......     P1                2,700        2,696,895
 Keyspan Corp.,
   6.82%, 07/28/00(c)...     P1               25,800       25,677,808
 Morgan Stanley Dean
   Witter,
   6.58%, 07/27/00......     P1                3,052        3,037,496
 National Rural
   Utilities Cooperative
   Finance,
   6.80%, 07/11/00......     P1                1,242        1,239,654
 Nike, Inc.,
   6.55%, 07/17/00......     P1                2,200        2,193,595
   6.68%, 07/17/00......     P1                1,595        1,590,265
 Northern Rock PLC,
   6.60%, 07/14/00......     P1               14,000       13,966,633

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B33

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
SHORT-TERM                   MOODY'S       AMOUNT          VALUE
INVESTMENTS                  RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
 Novartis Finance Corp.,
   6.83%, 07/14/00......     P1          $     2,800   $    2,793,094
 Old Line Funding Corp.,
   6.57%, 07/17/00(c)...     P1                9,875        9,849,769
 Phillips Petroleum Co.,
   6.83%, 07/31/00(c)...     P1               48,000       47,745,013
 Procter & Gamble Co.,
   6.85%, 07/06/00......     P1                1,500        1,498,573
 PSE&G Fuel Corp.,
   7.30%, 07/06/00(c)...     P1               43,000       43,000,000
 Scotiabanc, Inc.,
   6.62%, 07/26/00......     P1                2,751        2,738,353
 Southern Co.,
   6.65%, 07/19/00(c)...     P1                9,360        9,332,336
 Sprint Capital Corp.,
   7.00%, 07/28/00(c)...     P1               15,000       14,927,083
 Suntrust Grand Cayman,
   7.00%, 07/03/00(c)...     P1               45,607       45,607,000
 Sweetwater Capital,
   6.55%, 07/05/00......     P1                4,928        4,924,414
 Target Corp.,
   7.10%, 07/05/00(c)...     P1               35,000       34,986,194
 Thunder Bay Funding,
   Inc.,
   6.56%, 07/06/00......     P1                6,916        6,909,699
   6.60%, 07/06/00......     P1                3,100        3,097,158
 Transamerica Fin.
   Corp.,
   6.60%, 07/17/00(c)...     P1               13,000       12,966,633
 Triple-A One Plus
   Funding,
   6.70%, 07/24/00......     P1                4,921        4,899,936
 Westdeutsche
   Landesbank,
   7.06%, 07/03/00......     P1                3,200        3,200,000
                                                       --------------
                                                          923,979,233
                                                       --------------
OTHER CORPORATE
 OBLIGATIONS -- 3.1%
 Donaldson, Lufkin &
   Jenrette,
   5.74%, 05/01/01......     A3               10,000        9,884,500
 ERAC USA Finance Co.,
   6.35%, 01/15/01......    Baa1              21,000       20,821,500
 ERP Operating, L.P.,
   6.63%, 10/13/00......     A3                9,200        8,648,552
 HRPT Properties Trust,
   7.52%, 07/10/00......     NA                2,000        2,000,000
 ITT Corp.,
   6.25%, 11/15/00......     Ba1               5,183        5,135,368

                                          PRINCIPAL
SHORT-TERM                   MOODY'S       AMOUNT          VALUE
INVESTMENTS                  RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
OTHER CORPORATE OBLI-
 GATIONS (CONT'D.)
 Kroger Co.,
   6.34%, 06/01/01......    Baa3         $    10,450   $   10,267,125
 Lockheed Martin Corp.,
   6.85%, 05/15/01......    Baa3                 400          398,016
 MCN Investment Corp.,
   6.30%, 10/02/00......    Baa3               8,250        8,119,650
 Niagara Mohawk Power
   Corp.,
   7.00%, 10/01/00......     Ba2              18,902       18,877,115
 Raytheon Co.,
   5.95%, 03/15/01......    Baa2              12,000       11,859,960
 Seagram (J.) & Sons,
   5.79%, 04/15/01......    Baa3              20,000       19,728,000
 TRW, Inc.,
   6.45%, 06/15/01......    Baa1              32,800       32,308,000
                                                       --------------
                                                          148,047,786
                                                       --------------
REPURCHASE AGREEMENT -- 2.1%
 Joint Repurchase
   Agreement Account
   6.49%, 07/03/00 (Note
   5)...................                      97,471       97,471,000
                                                       --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
 United States Treasury
   Bill
   5.64%, 09/21/00......                      12,950       12,783,636
                                                       --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $1,192,925,956)..............................    1,182,281,655
                                                       --------------
TOTAL INVESTMENTS BEFORE INVESTMENT SOLD
 SHORT -- 113.6%
 (cost $5,082,760,902; Note 6)......................    5,397,889,319
                                                       --------------
INVESTMENT SOLD SHORT -- (.1%)
United States Treasury Note, 6.75%,
 05/15/05 (proceeds $3,224,344).......        (3,165)      (3,238,681)
                                                       --------------
TOTAL INVESTMENTS, NET OF INVESTMENT SOLD
 SHORT -- 113.5% (cost $5,079,536,558; Note 6)......    5,394,650,638
                                                       --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e).......
                                                            1,592,491
                                                       --------------
OTHER LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (13.5)%..................................     (641,909,951)
                                                       --------------
TOTAL NET ASSETS -- 100.0%..........................   $4,754,333,178
                                                       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B34

JUNE 30, 2000 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

   AG      Aktiengesellschaft (German Stock Company)
   ADR     American Depository Receipt
   L.P.    Limited Partnership
   PLC     Public Limited Company
   SA      Sociedad Anomia (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a) Non-income producing security.

(b) Security segregated as collateral for futures contracts.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) Portion of securities on loan with an aggregate market value of $648,016,591; cash collateral of $654,267,744 was received with which the portfolio purchased securities.

(e) Open Future Contracts as of June 30, 2000 were as follows:

  NUMBER OF                               EXPIRATION     VALUE AT       VALUE AT      APPRECIATION/
  CONTRACTS              TYPE                DATE       TRADE DATE    JUNE 30, 2000    DEPRECIATION
Long Position:
     39         U.S. 5 yr Treasury Note    Sep 00      $  3,783,000   $  3,861,609     $    78,609
     40         S&P 500 Index              Sep 00        14,977,000     14,681,000        (296,000)
     589        S&P 500 Index              Sep 00       219,082,750    216,177,725      (2,905,025)
                                                                                       -----------
                                                                                       $(3,122,416)
                                                                                       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B35

                            HIGH YIELD BOND PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 90.7%                                                                   PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS -- 77.6%                                       -------   --------   ----------   ---------   ------------
AEROSPACE -- 0.9%
  American Commercial Lines LLC, Sr. Notes..................    B1        10.25%    06/30/08     $   3,000   $  2,460,000
  BE Aerospace, Inc., Sr. Sub. Notes, AB....................    B1         9.50%    11/01/08         1,000        920,000
  Compass Aerospace Corp., Sr. Sub. Notes...................   Caa3      10.125%    04/15/05           750        112,500
  Continental Airlines, Inc., Sr. Notes.....................    Ba2        8.00%    12/15/05         1,850      1,711,546
  Delta Air Lines, Inc., Sr. Notes..........................   Baa3        8.30%    12/15/29           700        612,045
  Stellex Industries, Inc. Sr. Sub. Notes(d)................    B3         9.50%    11/01/07         4,000        800,000
  United Air Lines, Inc., Sr. Notes.........................   Baa3        9.75%    08/15/21           185        180,373
                                                                                                             ------------
                                                                                                                6,796,464
                                                                                                             ------------
AUTOMOTIVE PARTS -- 1.5%
  AM General Corp., Sr. Notes...............................    B3       12.875%    05/01/02         3,375      2,970,000
  Collins & Aikman Products, Sr. Sub. Notes.................    B2        11.50%    04/15/06           720        689,400
  Eagle Picher Holdings, Inc., Sr. Sub. Notes...............    B3        9.375%    03/01/08         1,750      1,470,000
  Hayes Lemmerz Int'l., Inc., Sr. Sub. Notes................    B2         8.25%    12/15/08           800        672,000
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes, Ser. B.........    B2        9.125%    07/15/07         1,000        897,187
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B.........   Caa1       10.25%    12/15/07         2,000      1,680,000
  Tenneco Automotive, Inc., Sr. Sub. Notes..................    B2       11.625%    10/15/09         1,860      1,655,400
  United Rentals, Inc., Sr. Sub. Notes......................    B1         8.80%    08/15/08         1,370      1,198,750
                                                                                                             ------------
                                                                                                               11,232,737
                                                                                                             ------------
BANKS -- 0.4%
  Sovereign Bancorp, Sr. Notes..............................    Ba3       10.25%    05/15/04         1,235      1,217,821
  Sovereign Bancorp, Sr. Notes..............................    Ba3       6.625%    03/15/01           795        783,075
  Sovereign Bancorp, Sr. Notes..............................    Ba3       10.50%    11/15/06         1,265      1,265,000
                                                                                                             ------------
                                                                                                                3,265,896
                                                                                                             ------------
BROADCASTING & OTHER MEDIA -- 4.6%
  Ackerley Group, Inc., Sr. Sub. Notes, Ser. B .............    B2         9.00%    01/15/09         3,000      2,730,000
  Alliance Atlantis Communications, Inc., Sr. Sub. Notes ...    B2        13.00%    12/15/09         1,670      1,711,750
  American Lawyer Media Holdings, Inc., Sr. Disc. Notes,
    Zero Coupon
    (until 12/15/02)........................................    B3        12.25%    12/15/08         3,000      1,920,000
  Capstar Broadcasting Partners, Inc., Sr. Sub. Notes.......    B1         9.25%    07/01/07           875        872,813
  Globo Communicacoes, Sr. Notes (Brazil)...................    B2        10.50%    12/20/06         1,300      1,131,000
  Imax Corp., Sr. Notes ....................................    Ba2       7.875%    12/01/05           325        300,625
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/01/03).................................   Caa1      11.625%    02/01/09           240        117,600
  Lin Holdings Corp., Sr. Disc. Notes Zero Coupon (until
    03/01/03)...............................................    B3        10.00%    03/01/08         1,950      1,282,125
  Mail-Well I Corp., Sr. Sub. Notes ........................    B1         8.75%    12/15/08         4,750      4,037,500
  Phoenix Color Corp., Sr. Sub. Notes ......................    B3       10.375%    02/01/09         4,000      3,590,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until
    08/01/02)...............................................    NR        11.75%    08/01/06         2,750      1,773,750
  Spectrasite Holdings, Inc., Sr. Sub. Notes................    B1         8.50%    05/15/09         1,900      1,021,250
  Spectrasite Holdings, Inc., Sr. Disc. Notes Zero Coupon
    (until 04/15/04)........................................    B3        11.25%    04/15/09           900        511,875
  Sullivan Graphics Inc., Sr. Sub. Notes ...................    Caa       12.75%    08/01/05         4,500      4,567,500
  Susquehanna Media Co., Sr. Sub. Notes ....................    B1         8.50%    05/15/09         1,800      1,710,000
  TV Azteca S.A. De CV, Sr. Notes, (Mexico).................    B1        10.50%    02/15/07         2,850      2,515,125
  XM Satellite Radio Holdings Inc., Sr. Notes...............    NR        14.00%    03/15/10         4,505      3,964,400
                                                                                                             ------------
                                                                                                               33,757,313
                                                                                                             ------------
BUILDING & RELATED INDUSTRIES -- 2.0%
  Ainsworth Lumber Ltd., Bonds, PIK.........................    B2        12.50%    07/15/07         4,625      4,625,000
  Building Materials Corp., Sr. Sub., Notes.................    Ba3        7.75%    07/15/05           265        218,625
  Collins & Aikman Floorcovering Sr. Sub. Notes.............    B3        10.00%    01/15/07           500        490,000
  Engle Homes, Inc., Sr. Notes..............................    B1         9.25%    02/01/08         2,300      1,932,000
  ICF Kaiser Int'l., Inc., Sr. Sub. Notes(d)................    B3        13.00%    12/31/03         4,450      2,047,000
  Lennar Corp., Sr. Notes...................................    Ba1        9.95%    05/01/10           345        340,688
  New Millenium Homes, Sr. Notes(d).........................    NR        13.50%    09/03/04         3,000      2,340,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B36

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
BUILDING & RELATED INDUSTRIES (CONT'D.)
  Nortek, Inc. Sr. Notes, Ser. B............................    B1        9.125%    09/01/07     $   2,770   $  2,562,250
  Webb (Del E.) Sr. Sub. Deb................................    B2        9.375%    05/01/09           425        355,937
                                                                                                             ------------
                                                                                                               14,911,500
                                                                                                             ------------
CABLE -- 7.6%
  Adelphia Communications Corp., Sr. Notes, PIK.............    B3         9.50%    02/15/04            43         39,784
  Adelphia Communications Corp., Sr. Notes..................    B2         9.25%    10/01/02         6,000      5,880,000
  Adelphia Communications Corp., Sr. Notes..................    B2        10.50%    07/15/04           500        500,000
  Avalon Cable Holdings Sr. Disc. Notes Zero Coupon (until
    12/01/03)...............................................    Caa      11.875%    12/01/08         6,000      3,900,000
  Century Communications Corp., Sr. Notes...................    B1         9.50%    03/01/05         8,500      8,138,750
  Charter Communications Holdings LLC, Sr. Notes............    B2        8.625%    04/01/04         4,855      2,755,212
  Classic Cable Inc., Sr. Sub. Notes........................    B3        10.50%    03/01/10         1,390      1,278,800
  Classic Cable, Inc., Sr. Sub. Notes.......................    B3        9.375%    08/01/09         1,095        952,650
  Coaxial Communications, Inc. Sr. Notes....................    B3        10.00%    08/15/06         1,250      1,193,750
  Diamond Cable Communications, Sr. Disc. Notes Zero Coupon
    (until 02/15/02) (United Kingdom).......................    B3         6.75%    02/15/07         4,000      3,080,000
  International Cabletel, Inc. Sr. Disc. Notes..............    B3        12.75%    04/15/05         6,100      6,237,250
  Mediacom LLC., Sr. Notes..................................    Ba2       7.875%    02/15/11         2,000      1,750,000
  Multicanal S.A., Bonds....................................    Ba3      13.125%    04/15/09         2,400(e)    2,304,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 10/01/03) .......    B3       12.375%    10/01/08         3,750      2,418,750
  NTL, Inc., Sr. Notes, Zero Coupon (until 04/01/03)........    B3         9.75%    04/01/08         2,000      1,240,000
  Northeast Optic Sr. Notes.................................    NR        12.75%    08/15/08         2,005      1,864,650
  Rogers Cablesystems Ltd. Gtd. Notes.......................    B2        11.00%    12/01/15           235        253,800
  Scott Cable Communications, Inc. Jr. Sub., PIK............    NR        16.00%    07/18/02           108         32,400
  Star Choice Communications, Sr. Sec'd. Notes (Canada).....    B3        13.00%    12/15/05         3,000      3,075,000
  Telewest Communications PLC, Sr. Disc. Deb., Zero Coupon
    (until 2/01/05) (United Kingdom)........................    B1         9.25%     02/1/10         3,570      1,953,500
  United International Holdings, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................    B3        10.75%    02/15/08         4,750      3,313,125
  United Pan Europe Communications, Sr. Disc. Notes.........    B2        11.25%    11/01/09         4,125      3,568,125
                                                                                                             ------------
                                                                                                               55,729,546
                                                                                                             ------------
CHEMICALS -- 1.8%
  Avecia Group Plc, Sr. Notes...............................    B2        11.00%    07/01/09         2,595      2,543,100
  Huntsman ICI Chemical, Sr. Sub Notes......................    B2        10.13%     07/1/09         3,265      3,281,325
  Lyondell Chemical Co. Sr. Sub Notes.......................    Ba3      10.875%    05/01/09         2,625      2,605,312
  NL Industries, Inc., Sr. Notes............................    B1        11.75%    10/15/03           885        902,700
  Sterling Chemicals, Inc., Sr. Sub Notes...................    B3       12.375%    07/15/06           690        707,250
  Sterling Chemicals, Inc., Sr. Sub Notes...................    B3        11.75%    08/15/06         2,630      2,130,300
  Texas Petrochemicals Corp., Sr. Sub Notes.................    B3       11.125%    07/01/06         1,460      1,219,100
                                                                                                             ------------
                                                                                                               13,389,087
                                                                                                             ------------
CONSUMER PRODUCTS -- 0.8%
  Consumers International, Inc., Sr. Notes..................    B3        10.25%    04/01/05         3,125      1,593,750
  Electronic Retailing Systems Int'l., Sr. Disc. Notes (b)
    (cost $1,868,753; purchased 2/29/00)....................    NR        13.25%    02/01/04         2,000        420,000
  Radnor Holdings, Inc., Sr. Notes..........................    B2        10.00%    12/01/03         1,750      1,526,875
  Windmere-Durable Holdings, Inc., Sr. Notes................    B3        10.00%    07/31/08         2,000      1,960,000
                                                                                                             ------------
                                                                                                                5,500,625
                                                                                                             ------------
CONTAINERS -- 2.5%
  Ball Corp., Sr. Sub. Notes ...............................    B2         8.25%    08/01/08           500        468,125
  Gaylord Container Corp. Sr. Notes ........................     B         9.75%    06/15/07         2,100      1,638,000
  Owens Illinois Inc. Sr. Deb Notes ........................    Ba1        7.50%    05/15/10           340        294,868
  Owens-Illinois, Inc., Sr., Notes..........................    Ba1        7.85%    05/15/04         2,000      1,914,660
  Packaged Ice, Inc. Sr. Notes..............................    B3         9.75%    02/01/05         3,130      2,597,900
  Silgan Holdings Inc. Sr. Sub Notes........................    NR        13.25%    07/15/06         3,149      3,369,430
  Stone Container Corp., Sr. Sub Notes .....................    B2        11.50%    08/15/06           555        571,650

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B37

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
CONTAINERS (CONT'D.)
  Stone Container Corp., Sr. Sub Notes......................    B2        10.75%    10/01/02     $     490   $    494,900
  Stone Container Corp., Sr. Sub. Notes.....................    B2        12.58%    08/01/16           250        260,000
  Stone Container Corp., Sr. Sub. Notes ....................    B3        12.25%    04/01/02         6,800      6,851,000
                                                                                                             ------------
                                                                                                               18,460,533
                                                                                                             ------------
DRUGS & HEALTH CARE -- 3.9%
  Abbey Healthcare Group, Inc. Sr. Notes....................    B3         9.50%    11/01/02         1,890      1,833,300
  BIO Rad Laboratories, Inc., Sr. Sub Notes ................    B2       11.625%    02/15/07         1,070      1,103,438
  Columbia/HCA Healthcare Corp., Sr. Notes .................    Ba2        8.36%    04/15/24         2,000      1,770,000
  Columbia/HCA Healthcare Corp. Sr. Notes...................    Ba2        7.50%    11/15/95         2,570      1,959,625
  Columbia/HCA Healthcare Corp., Sr. Notes .................    Ba2        6.63%    07/15/45         1,000        952,210
  Concentra Operating Corp., Sr. Sub. Notes.................    B3        13.00%    08/15/09         1,936      1,635,075
  Dade Int'l., Inc. Sr. Sub Notes...........................    B2       11.125%    05/01/06         3,845      2,114,750
  Fresnius Medical Care, Sr. Notes..........................    NR        7.875%    02/01/08         2,250      2,013,750
  Harborside Healthcare Corp., Sr. Sub Disc. Notes Zero
    Coupon
    (until 08/01/03)........................................    B3        11.00%    08/01/08         2,500        500,000
  Healthsouth Corp., Sr. Notes..............................   Baa3       6.875%    06/15/05         1,905      1,652,949
  ICN Pharmaceuticals, Inc. Sr. Sub. Notes..................    Ba3       6.875%    11/15/08         3,250      3,152,500
  Integrated Health Svcs., Inc. Sr. Sub. Notes(d)...........     C         9.25%    01/15/08         3,250         65,000
  Lifepoint Hospitals Holdings, Inc. Sr. Sub. Notes.........    B3        10.75%    05/15/09           675        693,563
  Magellan Health Services, Inc. Sr. Sub. Notes.............   Caa1        9.00%    02/15/08         7,000      3,570,000
  Mariner Post Acute Network, Inc. Sr. Sub Disc. Notes(d)
    Zero Coupon
    (until 11/01/02)........................................     C        10.50%    11/01/07         5,520         34,500
  Team Health Inc., Sr. Sub. Notes..........................    B3        12.00%    03/15/09         3,250(e)    2,713,750
  Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B............    Ba3       8.125%    12/01/08           430        392,375
  Triad Hospitals Holding Sr. Sub. Notes....................    B3        11.00%    05/15/09         2,555      2,615,681
                                                                                                             ------------
                                                                                                               28,772,466
                                                                                                             ------------
ENERGY -- 3.7%
  Applied Power, Inc., Sr. Sub. Notes.......................    B1         8.75%    04/01/09         1,450      1,500,750
  CMS Energy Corp. Sr. Notes................................    Ba3        7.50%    01/15/09         1,125      1,009,687
  DI Industries, Inc. Sr. Notes.............................    B1        8.875%    07/01/07         2,020      1,908,900
  Eott Energy Partners LP, Sr. Notes........................    Ba2       11.00%    10/01/09           710        720,650
  Gothic Production Corp., Sr. Notes........................    B3       11.125%    05/01/05         1,045        982,300
  Great Lakes Carbon Corp. Sr. Sub. Notes...................    B3        10.25%    05/15/08         2,000      1,600,000
  Key Energy Group, Inc. Ser. D.............................    NR         5.00%    09/15/04         3,500      2,756,250
  Parker Drilling Co., Sr. Notes, Ser. D....................    B1         9.75%    11/15/06         3,005      2,987,337
  RBF Finance Co., Sr. Sec'd. Notes.........................    Ba3      11.375%    03/15/09         2,600      2,808,000
  RBF Finance Co., Sr. Sec'd Notes dates: 08/23/99 through
    10/06/99)...............................................    Ba3       11.00%    03/15/06         2,410      2,584,725
  R & B Falcon Corp., Sr. Notes.............................    Ba3       12.25%    03/15/06           935      1,023,825
  Seven Seas Petroleum, Inc. Sr. Sub. Notes, Ser. B.........   Caa1       12.50%    05/15/05         1,500        375,000
  Tesoro Petroleum Corp. Sr. Sub Notes......................    B1         9.00%    07/01/08         3,000      2,857,500
  Universal Compression Holdings, Sr. Disc. Notes Zero
    Coupon (until 02/15/03).................................    B2        9.875%    02/15/08         1,750      1,251,250
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands).....    Ba3       12.00%    10/30/07         3,000      2,940,000
                                                                                                             ------------
                                                                                                               27,306,174
                                                                                                             ------------
ENTERTAINMENT -- 1.1%
  Alliance Atlantis Sr. Sub Notes...........................    NR        13.00%    12/15/09         1,000      1,025,000
  Circus Enterprises, Inc. Sr. Notes........................   Baa3        6.45%    02/01/06         1,220      1,051,445
  Circus Enterprises, Inc. Sr. Notes........................   Baa3        6.70%    11/15/96         1,680      1,540,341
  Harrahs Entertainment, Inc. Sr. Sub. Gtd., Notes..........    Ba2       7.875%    12/15/05           250        235,000
  Park Place Entertainment Corp. Sr. Sub. Notes.............    Ba2       9.375%    02/15/07           485        485,000
  SFX Entertainment Inc. Sr. Sub. Notes.....................    B3        9.125%    12/01/08         3,500      3,535,000
  TVN Entertainment Corp. Sr. Notes.........................    NR        14.00%    08/01/08         1,135        454,000
                                                                                                             ------------
                                                                                                                8,325,786
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B38

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
FINANCIAL SERVICES -- 1.4%
  AmeriCredit Corp., Sr. Notes..............................    B1         9.25%    02/01/04     $   1,350(e) $  1,309,500
  AmeriCredit Corp., Sr. Notes..............................    B1        9.875%    04/15/06         3,000      2,940,000
  Calair Capital Corp., Sr. Notes...........................    Ba2       8.125%    04/01/08           400        344,000
  Delta Financial Corp., Sr. Notes..........................   Caa2        9.50%    08/01/04         1,075        483,750
  Hanvit Bank, Sr. Sub Notes................................    B1        12.75%    03/01/10         2,000      1,980,000
  Metris Companies, Inc., Gtd. Notes........................    Ba3      10.125%    07/15/06         3,000      2,850,000
                                                                                                             ------------
                                                                                                                9,907,250
                                                                                                             ------------
FOOD & BEVERAGE -- 3.0%
  Advantica Restaurant Group, Inc. Sr. Notes ...............    B3        11.25%    01/15/08         4,342      2,909,455
  Agrilink Foods, Inc. Sr., Gtd. Notes......................    B3       11.875%    11/01/08         2,260      1,808,000
  Ameriking, Inc. Sr. Notes.................................    B3        10.75%    12/01/06         1,000        830,000
  Aurora Foods, Inc. Sr. Sub. Notes.........................   Caa1       9.875%    02/15/07         1,310        759,800
  Carrols Corp. Sr. Notes ..................................    B2         9.50%    12/01/08         2,885      2,394,550
  CKE Restaurants, Inc., Gtd. Notes.........................    B1        9.125%    05/01/09         2,250      1,552,500
  Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon (until
    12/15/02)...............................................   Caa1       12.50%    12/15/07           456        344,280
  Fresh Foods, Inc., Bonds..................................    B3        10.75%    06/01/06         2,300      1,426,000
  Grupo Azucarero, Sr. Notes (Mexico)(d)....................    B3        11.50%    01/15/05         2,900        783,000
  Premium Standard Farms, Sr. Sec'd. Notes, PIK(b) (cost
    $284,644, purchased 02/25/99)...........................    NR        11.00%    09/17/03           285        289,626
  Pilgrim's Pride Corp. Sr. Sub Notes.......................    B1       10.875%    08/01/03         1,919      1,933,393
  Purina Mills, Inc. Sr. Sub. Notes(b)(d)
    (cost $3,489,680; purchased 01/07/99 and 01/08/99)......    Ca         9.00%    03/15/10         3,500      1,015,000
  Sbarro, Inc., Sr. Notes...................................    Ba3       11.00%    09/15/09         1,260      1,282,050
  SFC New Holdings, Inc. Sr. Notes, PIK.....................    Ba3       11.25%    08/15/01         2,096      2,033,120
  SFC Sub, Inc. Deb Notes, Zero Coupon (until 06/15/05).....    NR        11.00%    12/15/09           465        470,000
  Stater Brothers Holdings, Sr. Notes.......................    B2        10.75%    08/15/06         2,020      1,777,600
  Vlasic Foods Int'l, Inc., Sr. Sub Notes...................   Caa1       10.25%    07/01/09         1,875        693,750
                                                                                                             ------------
                                                                                                               22,302,124
                                                                                                             ------------
GAMING -- 2.8%
  Alliance Gaming Corp., Sr. Sub. Notes, Ser. B.............   Caa1       10.00%    08/01/07         1,350        526,500
  Aztar Corp., Sr. Sub. Notes...............................    B2        8.875%    05/15/07         1,250      1,168,750
  Boyd Gaming Corp., Sr. Sub. Notes.........................    B1         9.50%    07/15/07         1,085      1,041,600
  Casino Magic Corp., First Mtge. Bonds.....................    B1        13.00%    08/15/03         3,750      3,993,750
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes..............    B3         9.50%    04/01/09           600        573,000
  Fitzgeralds Gaming Corp., Sr. Notes(d) (b) (cost
    $2,271,503; purchased 12/22/97).........................    B3        12.25%    12/15/04         2,375      1,306,250
  Hollywood Park, Inc. Sr. Sub Notes........................    B2         9.25%    02/15/07         3,500      3,491,250
  Harveys Casino Resorts Sr. Sub. Notes.....................    B2       10.625%    06/01/06         2,960      3,019,200
  Station Casinos, Inc., Sr. Sub. Notes.....................    B1       10.125%    03/15/06           260        261,300
  Station Casinos, Inc., Sr. Sub. Notes.....................    B1        9.875%    07/01/10         1,605      1,613,025
  Trump Atlantic City Assoc., First Mtge. Notes.............    B3        11.25%    05/01/06           630        441,000
  Venetian Casino Resort LLC, Gtd. Notes....................    NR        12.25%    11/15/04         2,880      2,908,800
                                                                                                             ------------
                                                                                                               20,344,425
                                                                                                             ------------
INDUSTRIAL -- 1.4%
  International Wireless Group, Inc. Sr. Sub Notes..........    NR        11.75%    06/01/05           700        703,500
  International Wireless Group, Inc. Sr. Sub Notes(c).......    B3        11.75%    06/01/05         3,000      3,015,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub Notes...........    NR         9.88%    02/15/02           250        240,000
  Motors & Gears, Inc., Sr. Notes...........................    B3        10.75%    11/15/06         3,500      3,395,000
  Neenah Corp. Sr. Sub Notes................................    B3       11.125%    05/01/07           250        191,250
  Thermadyne Holdings Sr. Disc. Notes Zero Coupon (until
    06/01/03)...............................................   Caa1       12.50%    06/01/08         2,375        855,000
  Thermadyne Manufacturing Sr. Sub. Notes...................    B3        9.875%    06/01/08         2,500      1,925,000
                                                                                                             ------------
                                                                                                               10,324,750
                                                                                                             ------------
LEISURE -- 0.9%
  Bally Health & Tennis Corp., Sr. Sub. Notes...............    B3        9.875%    10/15/07         3,855      3,527,325

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B39

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
LEISURE (CONT'D.)
  ITT Corp. Sr. Sub. Notes, Ser. B..........................    Ba1       7.375%    11/15/15     $   1,250   $  1,035,700
  Premier Parks, Inc. Sr. Notes.............................    B3         9.75%    06/15/07         2,000      1,925,000
                                                                                                             ------------
                                                                                                                6,488,025
                                                                                                             ------------
LODGING -- 0.4%
  Hilton Hotels, Sr. Notes..................................   Baa1        7.50%    12/15/17           285        240,115
  HMH Properties, Inc. Sr. Notes Ser. C ....................    Ba2        8.45%    12/01/08         3,350      3,082,000
                                                                                                             ------------
                                                                                                                3,322,115
                                                                                                             ------------
MANUFACTURING -- 1.0%
  Corning Consumer Prod. Co. Sr. Sub Notes..................    B3        9.625%    05/01/08         4,250      2,826,250
  Gentek, Inc. Sr. Sub Notes................................    B2        11.00%    08/01/09         1,620      1,644,300
  Polymer Group Inc., Sr. Sub Notes, Ser. B ................    B2         9.00%    07/01/07           570        484,500
  Polymer Group, Inc., Sr. Sub Notes, Ser. B ...............    B2         8.75%    03/01/08           855        718,200
  Venture Holdings, Inc., Sr. Notes, Ser. B ................    B2         9.50%    07/01/05         2,270      1,657,100
                                                                                                             ------------
                                                                                                                7,330,350
                                                                                                             ------------
MISCELLANEOUS -- 0.9%
  Continental Global Group, Inc., Sr. Notes ................    B3        11.00%    04/01/07         2,320        580,000
  Intersil Corp., Sr. Sub Notes.............................    B3        13.25%    08/15/09           909      1,027,170
  It Group, Inc., Sr. Sub Notes ............................    B3        11.25%    04/01/09         2,080      1,872,000
  La Petite Academy, Inc., Sr. Notes .......................    B3        10.00%    05/15/08         1,250        737,500
  MSX International, Inc., Gtd. Notes.......................    B3        11.38%    01/15/08         1,750      1,653,750
  Sun World International, Gtd. Notes ......................    B2        11.25%    04/15/04           270        251,100
  USEC, Inc., Sr. Notes.....................................    Ba1        6.75%    01/20/09         1,000        692,300
                                                                                                             ------------
                                                                                                                6,813,820
                                                                                                             ------------
OIL & GAS -- 2.2%
  Canadian First Oil, Ltd., Sr. Sub Notes ..................    B2         8.75%    09/15/07         1,610      1,513,400
  Clark USA, Inc., Sr. Notes................................    B3       10.875%    12/01/05         1,250        687,500
  Comstock Resources, Inc., Sr. Notes ......................    B2        11.25%    05/01/07         4,500      4,556,250
  Houston Exploration Co., Sr. Sub Notes....................    B2        8.625%    01/01/08           815        757,950
  Leviathan Gas, Sr. Sub. Notes.............................    Ba2      10.375%    06/01/09         2,000      2,035,000
  Plains Resources, Inc., Sr. Sub. Notes ...................    B2        10.25%    03/15/06           870        863,475
  Snyder Oil Corp., Sr. Notes...............................    Ba3        8.75%    06/15/07         1,000        990,000
  Swift Energy Co., Sr. Sub. Notes .........................    B2        10.25%    08/01/09         2,015      2,035,150
  Vintage Petroleum, Inc., Sr. Sub Notes ...................    B1         9.75%    06/30/09         3,125      3,156,250
                                                                                                             ------------
                                                                                                               16,594,975
                                                                                                             ------------
PAPER & PACKAGING -- 2.3%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
    07/01/03)...............................................   Caa1       13.50%    07/01/09         6,000        300,000
  APP International, Sr. Sec'd Notes........................    Ba3       11.75%    10/01/05         1,296        828,800
  APP Int'l., Gtd. Notes ...................................    B3        11.75%    10/01/05         2,600      1,820,000
  Doman Industries Ltd., Sr. Notes .........................   Caa1        9.25%    11/15/07           270        199,800
  Doman Industries Ltd., Sr. Notes .........................   Caa1        8.75%    03/15/04         2,915      2,244,550
  Graham Packaging, Sr. Disc. Notes Zero Coupon (until
    01/15/03) ..............................................    Caa       10.75%    01/15/09         1,100        616,000
  Maxxam Group, Inc., Sr. Notes.............................    B3        12.00%    08/01/03         4,300      3,956,000
  Repap New Brunswick, Inc. Sr. Sec'd Notes ................    B3       10.625%    04/15/05         4,805(e)    4,228,400
  Riverwood Int'l., Corp., Gtd. Notes ......................    B3        10.25%    04/01/06           495(e)      470,250
  Riverwood Int'l., Corp., Gtd. Notes ......................    B3       10.625%    08/01/07           455        443,625
  Riverwood Int'l., Corp., Gtd. Notes ......................    Caa      10.875%    04/01/08           455        395,850
  Sligan Holdings, Inc. Sub. Debs. PIK......................    NR        13.25%    07/15/06         1,250      1,185,250
                                                                                                             ------------
                                                                                                               16,688,525
                                                                                                             ------------
REAL ESTATE -- 0.6%
  CB Richards Ellis Svcs., Inc. Sr. Sub Notes ..............    B1        8.875%    06/01/06         1,600      1,370,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B40

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
REAL ESTATE (CONT'D.)
  Intrawest Corp., Sr. Notes................................    B1        10.50%    02/01/10     $   1,275   $  1,300,500
  Saul B F Real Estate Investment Trust Sr. Sec'd Note......    NR         9.75%    04/01/08         1,750      1,518,125
                                                                                                             ------------
                                                                                                                4,188,625
                                                                                                             ------------
RETAIL -- 2.5%
  Big 5 Holdings Corp. Sr. Disc Notes, Zero Coupon (until
    11/30/02) ..............................................    NR        13.45%    11/30/08         1,500        735,000
  Duane Reade, Inc., Sr. Sub Notes .........................    B3         9.25%    02/15/08           270        244,013
  Franks Nursery & Crafts, Sr. Sub. Notes ..................   Caa1       10.25%    03/01/08         2,100        756,000
  French Fragrances, Inc., Sr. Notes, Ser. B ...............    B2       10.375%    05/15/07           470        453,550
  Kasper A.S.L Ltd., Sr. Notes..............................    NR        13.00%    03/31/04         7,171      4,876,280
  Musicland Group, Inc., Gtd. Notes.........................    B3         9.88%    03/15/08         4,600      4,186,000
  Phar-Mor, Inc., Sr. Notes ................................    B3        11.72%    09/11/02         3,429      2,777,490
  Phillips Van Heusen Corp., Sr. Sub. Notes.................    B1         9.50%    05/01/08         1,250      1,137,500
  Specialty Retailers, Inc., Gtd. Notes(d)..................    Ca         8.50%    07/15/05         1,615         80,750
  TNP Enterprises, Inc., Sr. Notes..........................    Ba3       10.25%    04/01/10         3,000      3,082,500
                                                                                                             ------------
                                                                                                               18,329,083
                                                                                                             ------------
STEEL & METALS -- 1.9%
  Alaska Steel Corp., Gtd. Notes............................    Ba2       7.875%    02/15/09           500        443,750
  Algoma Steel, Inc., First Mtge. Notes.....................    B2       12.375%    07/15/05         1,765      1,535,550
  Golden Northwest Alum., Inc., First Mtge. Notes...........    B2         9.00%    07/01/07           570        410,850
  Kaiser Aluminum & Chemical Corp. Sr. Sub Notes............    B3        12.75%    02/01/03         4,000      3,670,000
  LTV Corp. Sr. Notes.......................................    Ba3       11.75%    11/15/09         1,450      1,232,500
  National Steel Corp. Gtd. Sec'd First Mtge. Notes.........    Ba3       9.875%    03/01/09           340        289,000
  Renco Steel Holdings, Sr. Notes...........................    NR       10.875%    02/01/05           500        410,000
  Sheffield Steel Corp., First Mtge. Notes..................    NR        11.50%    12/01/05         3,500      2,450,000
  Wheeling-Pittsburgh Corp., Sr. Notes......................    B2         9.25%    11/15/07         2,600      1,690,000
  WHX Corp., Sr. Notes......................................    B3        10.50%    04/15/05         3,015      2,261,250
                                                                                                             ------------
                                                                                                               14,392,900
                                                                                                             ------------
SUPERMARKETS -- 1.1%
  Homeland Stores, Inc., Sr. Notes..........................    NR        10.00%    08/01/03         4,260      2,896,800
  Pantry, Inc., Sr. Notes...................................    B3        10.25%    10/15/07         2,615      2,471,175
  Pathmark Stores, Inc. Sr. Sub Notes(d)....................    B3        9.625%    05/01/03         4,215      2,950,500
                                                                                                             ------------
                                                                                                                8,318,475
                                                                                                             ------------
TECHNOLOGY -- 0.8%
  Ampex Corp., Sr. Notes....................................    NR        12.00%    03/15/03         5,000      5,025,000
  Details Holding Corp., Sr. Disc. Notes, Zero Coupon (until
    11/15/02)...............................................    NR        12.50%    11/15/07         1,000        660,000
                                                                                                             ------------
                                                                                                                5,685,000
                                                                                                             ------------
TEXTILES -- 1.4%
  Burlington Inds., Inc. Sr. Notes..........................    Ba2        7.25%    08/01/27         1,000        660,000
  Cluett American Corp., Sr. Sub Notes .....................    B3       10.125%    05/15/08         3,060      2,264,400
  Foamex L.P., Sr. Sub Notes ...............................    B3        9.875%    06/15/07         2,950      2,212,500
  Simmons Co. Sr. Sub Notes, Ser. B.........................    B3        10.25%    03/15/09         4,000      3,500,000
  Steel Heddle Manufacturing Co., Sr. Sub. Notes............   Caa1      10.625%    06/01/06         2,000        700,000
  Worldtex, Inc. Sr. Notes, Ser. B .........................    B1        9.625%    12/15/07         1,900        712,500
                                                                                                             ------------
                                                                                                               10,049,400
                                                                                                             ------------
TELECOMMUNICATIONS -- 20%
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Zero
    Coupon
    (until 02/15/03)........................................    NR        11.75%    02/15/08         3,300      2,392,500
  Allegiance Telecommunications, Inc., Sr. Notes............    NR       12.875%    05/15/08         1,750      1,890,000
  Birch Telecommunications, Inc., Sr. Notes.................    NR        14.00%    06/15/08         2,500      2,425,000
  Caprock Communications, Sr. Notes.........................    Caa       12.00%    07/15/08         1,500      1,395,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon
    (until 10/01/02)(b) (cost $2,566,560; purchased
    01/26/99)...............................................    NR        14.00%    10/01/07         3,680        257,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B41

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
TELECOMMUNICATIONS (CONT'D.)
  Charter Communications Int'l., Sr. Notes..................    B2        10.25%    01/15/10     $   2,235   $  2,156,775
  Charter Communications Int'l., Sr. Notes..................    B2        10.00%    01/15/10         4,000      2,270,000
  Charter Communications Int'l., Sr. Notes..................    B2        10.00%    04/01/09         1,000        972,500
  DTI Holdings, Inc. Sr. Disc. Notes Zero Coupon (until
    03/01/03)...............................................    NR        12.50%    03/01/08         1,000        421,250
  Exodus Communications, Inc. Sr. Notes.....................    NR        10.75%    12/15/09         1,680      1,621,200
  Exodus Communications, Inc. Sr. Notes.....................    NR       11.625%    07/15/10         4,280      4,301,400
  Fairpoint Commerce Sr. Sub Notes..........................    B3        12.50%    05/01/10         2,120      2,141,200
  Focal Communications Corp. Sr. Notes......................    B3       11.875%    01/15/10           650        654,875
  Geotek Communications, Inc., Sr. Disc. Notes(d)...........    Ca        15.00%    07/15/05         5,000      2,391,360
  Global Crossing Holdings, Ltd. Sr. Notes..................    Ba2        9.13%    11/15/06         3,520      3,381,750
  Globix Corp., Sr. Notes...................................    NR        12.50%    02/01/10         3,400      2,805,000
  GT Group Telecom Inc. Sr. Notes...........................   Caa1       13.25%    02/01/05         6,725      3,698,750
  Hyperion Telecommunications Inc., Sr. Disc Notes..........    B3        13.00%    04/15/03         2,205      2,028,600
  Hyperion Telecommunications, Inc. Sr. Sec'd...............    B3        12.25%    09/01/04         1,150      1,167,250
  Impsat Corp. Gtd. Sr. Notes...............................    B2       12.125%    07/15/03         2,235      1,989,150
  Impsat Corp. Sr. Notes....................................    B3       12.375%    06/15/08         3,000      2,370,000
  IPC Information Systems, Inc. Sr. Disc. Notes, Zero Coupon
    (until 05/01/01)........................................    B3       10.875%    05/01/08         2,250      2,030,625
  KMC Telecom Holdings Inc. Sr. Notes.......................    NR        13.50%    05/15/09         1,985      1,707,100
  Level 3 Communications, Inc. Sr. Disc Notes, Zero Coupon
    (until 12/01/03) .......................................    B3        10.50%    12/01/08         4,760      2,903,600
  Level 3 Communications, Inc. Sr. Notes....................    NR        10.50%    03/15/05        25,000     13,750,000
  Level 3 Communications, Inc. Sr. Notes....................    B3        11.00%    03/15/08           615        608,850
  Mcleodusa, Inc., Sr. Sub Notes Zero Coupon (until
    03/01/02)...............................................    B1        10.50%    03/01/07         2,765      2,231,625
  McLeodusa, Inc., Sr. Sub Notes............................    B1        8.375%    03/15/08           150        136,500
  Mcleodusa, Inc., Sr. Sub Notes............................    B1        8.125%    02/15/09           200        180,000
  Metromedia Fiber Network, Inc., Sr. Notes ................    B2        10.00%    12/15/09         1,645      1,628,550
  Microcell Telecommunications, Zero Coupon (until
    06/01/04)...............................................    B3        12.00%    06/01/09         5,500      3,616,250
  Millicom International Cellular S.A Sr. Sub Disc. Notes...    B3        12.00%    06/30/01         4,245      3,650,700
  Netia Holdings Sr. Disc. Notes Zero Coupon (until
    11/01/01)...............................................    B2        11.25%    11/01/07         3,480      2,340,300
  Netia Holdings Sr. Notes..................................    B2        10.25%    11/01/07         2,350      1,938,750
  Nextel Communications, Inc. Sr. Sub Notes.................    B1        9.375%    11/15/09         5,065      4,862,400
  Nextel Communications, Inc. Sr. Sub Notes, Zero Coupon
    (until 09/15/02)........................................    B1        10.65%    09/15/07        11,515      9,039,275
  Nextel Partners, Inc. Sr. Disc. Notes, Zero Coupon (until
    02/01/04)...............................................    B3        14.00%    02/01/09         1,661      1,137,785
  Nextlink Communications, Inc. Sr. Disc. Notes.............    B2        10.75%    06/01/09         2,340      2,316,600
  Nextlink Communications Inc. Sr. Notes ...................    B2        10.50%    12/01/09         2,140      2,097,200
  Price Communications Wireless, Inc. Sr. Sub Notes.........    B2        11.75%    07/15/07         1,750      1,876,875
  Primus Telecommunications Group, Sr. Notes ...............    B3        12.75%    10/15/09         2,465      1,972,000
  PSINet, Inc. Sr. Notes....................................    B3        11.00%    08/01/09         5,345      4,944,125
  PTC Int'l. Corp., Gtd. Notes, Zero Coupon (until
    07/01/02)...............................................    B2        10.75%    07/01/07         1,250        887,500
  RCN Corp. Sr. Notes.......................................    B3        10.00%    10/05/07            17        435,765
  RCN Corp. Sr. Notes ......................................    B3       10.125%    01/15/10         1,235      1,037,400
  RSL Communications Plc, Sec'd Notes.......................    B2        12.00%    11/01/08         1,000        730,000
  RSL Communications Plc, Sr. Notes.........................    B2        12.25%    11/15/06         1,500      1,230,000
  SF Holdings Group, Inc. Sr. Notes.........................    NR        10.25%    08/15/03            22        242,275
  Telegroup Inc. Sr. Disc Notes(d) .........................    NR        10.50%    11/01/04         4,000      2,140,000
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until
    05/15/04)...............................................    B3        12.75%    05/15/09         4,000      2,640,000
  US Unwired Inc. Sr. Disc. Notes, Zero Coupon (until
    11/01/04)...............................................   Caa1      13.375%    11/01/09         7,340      3,981,950
  US Xchange LLC. Sr. Notes.................................    NR        15.00%    07/01/08         2,250      2,452,500
  Verio, Inc. Sr. Notes.....................................    B3        11.25%    12/01/08           210        235,725
  Versatel Telecom Sr. Notes................................   Caa1      11.875%    07/15/09           625        615,625
  Versatel Telecom Sr. Notes................................   Caa1       13.25%    05/15/08         2,000      2,040,000
  Viasystems, Inc., Sr. Sub. Notes..........................    B3         9.75%    06/01/07         3,705      3,223,350
  Viatel, Inc. Sr. Disc. Notes Zero Coupon (until
    04/15/03)...............................................    NR        12.50%    04/15/08         1,100        506,000
  Viatel, Inc. Sr. Notes ...................................   Caa1       11.25%    04/15/08         1,500      1,125,000
  Viatel, Inc., Sr. Notes ..................................    B3        11.50%    03/15/09         2,401      1,824,760
  VoiceStream Wireless Corp. Sr. Disc. Notes................    B2       11.875%    11/15/09        10,515      6,992,475
  VoiceStream Wireless Corp. Sr. Disc. Notes................    B2       10.375%    11/15/09         1,840      1,922,800

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B42

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
TELECOMMUNICATIONS (CONT'D.)
  WamNet, Inc., Sr. Disc Notes, Zero Coupon (until
    03/01/02)...............................................    NR        13.25%    03/01/05     $     500   $    280,000
  Williams Communications Group, Inc., Sr. Notes............    B2       10.875%    10/01/09         5,080      4,978,400
                                                                                                             ------------
                                                                                                              147,221,795
                                                                                                             ------------
TRANSPORTATION -- 0.2%
  Holt Group, Inc. Sr. Notes ...............................   Caa3        9.75%    01/15/06           800         80,000
  Kitty Hawk, Inc. Sr. Notes(d).............................    B1         9.95%    11/15/04         2,000        800,000
  Trism, Inc., Sr. Notes ...................................    NR        12.00%    02/15/05            83         59,389
  Trism, Inc., Sr. Notes ...................................    NR        12.00%    02/04/05         1,305        874,115
                                                                                                             ------------
                                                                                                                1,813,504
                                                                                                             ------------
UTILITIES -- 0.7%
  AES Corp., Sr. Sub Notes..................................    Ba1        9.50%    06/01/09         5,000      4,900,000
  AES Corp., Sr. Sub. Notes.................................    Ba1       8.875%    11/01/27            50         41,000
                                                                                                             ------------
                                                                                                                4,941,000
                                                                                                             ------------
WASTE MANAGEMENT -- 1.3%
  Allied Waste of North America, Inc., Sr. Sub Notes .......    Ba3       10.00%    08/01/09         1,310      1,100,400
  Allied Waste of North America, Inc., Sr. Notes............    Ba3       7.875%    01/01/09         4,560      3,876,000
  Allied Waste of North America, Inc., Sr. Notes............    Ba3       7.625%    01/01/06         3,250      2,843,750
  GNI Group, Inc. Sr. Notes.................................   Caa3      10.875%    07/15/05         4,000        800,000
  Waste Management, Inc., Sr. Notes(b) (cost $912,342;
    purchased 2/29/00)......................................    Ba1       6.375%    12/01/03         1,000        925,710
                                                                                                             ------------
                                                                                                                9,545,860
                                                                                                             ------------
TOTAL CORPORATE BONDS
  (cost $669,502,566).....................................................................................    572,050,128
                                                                                                             ------------

CONVERTIBLE BONDS -- 0.4%
OIL/GAS
  Key Energy Group, Inc. (cost $2,759,048)..................    NR         5.00%    09/15/04         3,500      2,756,250
                                                                                                             ------------
                                                                                                  SHARES
                    COMMON STOCK -- 5.1%                                                         ---------
  Callahan Nordrhein Westfalen..............................                                        11,500      7,743,125
  CD Radio, Inc.............................................                                         4,245      2,377,200
  Classic Communications, Inc.(a)...........................                                         6,000         51,000
  Dr. Pepper Bottling Holdings, Inc. (Class B)(a)(b) (cost
    $5,226; purchased 10/21/88).............................                                         5,807        145,175
  Federal Mogul Corp. ......................................                                         2,475      1,737,250
  Flextronics International Ltd.............................                                         3,000      3,030,000
  Fox Family Worldwide, Inc.................................                                           425        380,375
  Intermediate Act Operating Co., Inc. .....................                                         2,354      1,082,840
  Lodgian Financing Corp....................................                                           400        312,000
  Maxcom Telecommunications.................................                                           245        215,600
  Mcleodusa, Inc., (b) (cost 130,705; purchased at
    06/26/00)...............................................                                            16        336,039
  Midland Funding Corp. ....................................                                           170        190,301
  Norampac Inc. ............................................                                           350        337,750
  Orion Power Holdings Inc..................................                                         4,900      5,047,000
  Packaging Resources, Inc.(a)..............................                                         2,251        900,526
  Premier Cruises, Ltd. (a)(b) (cost $0; purchased
    09/15/99)...............................................                                        74,058        203,660
  Samuels Jewelers Inc.(a) .................................                                            38        168,750
  South Carolina Holding Corp. .............................                                         1,596      1,703,730
  Star Gas Partners L. P....................................                                         2,561         39,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B43

JUNE 30, 2000 (UNAUDITED)

                                                                                                                VALUE
                                                                                                  SHARES       (NOTE 2)
                  COMMON STOCK (CONTINUED)                                                       ---------   ------------
  United Pan Europe Commerce................................                                        13,495   $  8,252,550
  Waste Systems International, Inc.(a)(b) (cost $1,970,169;
    purchased 02/01/99).....................................                                           503        880,864
  YankeeNets LLC(b) (cost $2,100,000; purchased 03/09/00)...                                         2,100      2,021,250
                                                                                                             ------------
TOTAL COMMON STOCKS
  (cost $42,333,756)......................................................................................     37,156,360
                                                                                                             ------------
                  PREFERRED STOCKS -- 6.7%
  Adelphia Communications, Inc., PIK........................                                        65,250      6,851,250
  AmeriKing, Inc., Sr. Notes PIK............................                                        27,505        220,040
  California Federal Bancorp, Inc. .........................                                       100,000      2,118,750
  CSC Holdings, Inc., PIK...................................                                        38,533      4,055,566
  Century Maintenance Supplies, PIK.........................                                        48,369      3,627,675
  Clark USA, Inc., PIK......................................                                           626        125,250
  Cluett American Corp., PIK................................                                        44,746        907,105
  Contour Energy Co.(a).....................................                                        38,400        254,400
  Dobson Communications, PIK................................                                         4,833      4,978,614
  Eagle-Picher Holdings, Inc.(a)............................                                           170        510,000
  Fitzgeralds Gaming, Inc.(a)...............................                                        50,000         50,000
  Geneva Steel, Inc.(a).....................................                                        22,000          2,200
  Global Crossing Holdings, Ltd., PIK.......................                                        16,250      1,576,250
  GPA Group Plc(a)..........................................                                     1,550,000        744,000
  ICG Communications, Inc., PIK.............................                                         1,567      1,316,272
  Intermedia Communications, Inc., PIK......................                                           129        298,151
  Isle Capri Black Hawk LLC ................................                                         4,000      4,360,000
  Nextel Communications, Inc., PIK..........................                                         1,084      1,051,480
  Paxson Communications Inc., PIK...........................                                           591      5,664,750
  Primedia, Inc.............................................                                        44,668      4,154,124
  R&B Falcon Corp., PIK.....................................                                         3,305      3,751,719
  Rural Cellular Corp., PIK.................................                                            12         11,280
  Supermarkets General Holdings Corp., PIK(a)...............                                        25,000          4,062
  Viasystems, Inc., PIK(a)..................................                                        47,804        860,467
  Waste Systems International Inc.(b) (cost 4,000,000;
    purchased 2/29/00)......................................                                         4,038      1,070,070
  World Access Inc.(b) (cost $2,000,000; purchased
    02/11/00)...............................................                                         1,332        852,480
                                                                                                             ------------
TOTAL PREFERRED STOCKS
  (cost $65,810,623)......................................................................................     49,415,955
                                                                                                             ------------

                                                                                    EXPIRATION
                                                                                       DATE        UNITS
                    WARRANTS(a) -- 0.9%                                             ----------   ---------
  21st Century Telecom Group, Inc. .........................                        02/15/10           400          4,900
  Allegiance Telecommunications, Inc. ......................                        02/03/08         3,800        444,600
  American Banknote Corp. ..................................                        12/01/02         2,500             25
  Ampex Corp. ..............................................                        03/15/03       170,000          1,700
  Asia Pulp & Paper Ltd.(b) (cost $0; purchased 3/09/00)....                        03/15/05         1,295             13
  Bell Technology Group, Ltd. ..............................                        03/15/03         1,250         51,250
  Bestel S.A................................................                        05/01/05         2,500         30,000
  Birch Telecomm, Inc. .....................................                        06/15/08         2,500         13,750
  Cellnet Data Systems, Inc. ...............................                        09/15/07         7,010             70
  Clearnet Communications, Inc. ............................                        09/15/05        26,202        628,848
  DTI Holdings, Inc. .......................................                        03/01/08         5,000             50
  Electronic Retailing Systems..............................                        02/01/04         2,000          2,000
  First World Communications................................                        04/15/08         1,175         82,250
  GT Group Telecommunication, Inc. .........................                        02/01/10         6,725              0
  HFI Icon Health...........................................                        09/27/09        18,093         27,140
  Intelcom Group, Inc. .....................................                        09/15/05        20,790        353,430
  Interact Systems, Inc. ...................................                        12/15/09         4,400             44
  Intermediate Act Electronic Mktg. Inc.....................                        12/15/09         4,400         22,000
  Maxcom Telecommunications.................................                        04/01/07           245              0
  McCaw Int'l., Ltd. .......................................                        01/01/49         1,650          6,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B44

JUNE 30, 2000 (UNAUDITED)

                                                                                    EXPIRATION                  VALUE
                                                                                       DATE        UNITS       (NOTE 2)
WARRANTS (CONTINUED)                                                                ----------   ---------   ------------
  MGC Communications, Inc. .................................                        01/01/49             2   $    585,000
  Pagemart, Inc. ...........................................                        12/31/03         9,200         59,800
  Powertel, Inc. ...........................................                        02/01/06         6,720        342,720
  Price Communications Cellular Holdings....................                        08/01/07         6,880      1,148,960
  Primus Telecommunications Group...........................                        05/01/07         1,500         46,125
  R & B Falcon .............................................                        05/01/09         2,875      1,437,500
  Star Choice Communications, Inc. .........................                        12/15/05        69,480        451,620
  Sterling Chemical Holdings, Inc. .........................                        08/15/08           560          5,040
  TVN Entertainment Corp. ..................................                        08/01/08         1,135              0
  USN Communications, Inc. .................................                        10/15/04        10,590              0
  Versatel Telecommunications...............................                        05/15/08         2,000      1,040,000
  WamNet, Inc. .............................................                        08/01/08         3,000         36,000
  Waste Systems International...............................                        11/15/06        60,000         30,000
  XM Satellite Radio Inc. ..................................                        03/03/10         4,505              0
                                                                                                             ------------
TOTAL WARRANTS
  (cost $2,071,260).......................................................................................      6,851,435
                                                                                                             ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $782,477,253).....................................................................................    668,230,128
                                                                                                             ------------

SHORT-TERM INVESTMENTS -- 12.2%                                                                  PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS -- 3.3%                                        -------   --------   ----------   ---------   ------------
AEROSPACE -- 0.4%
  Aircraft Funding, Sr. Notes...............................    NR        12.00%     07/16/00    $  1,024         870,731
  United States Air, Inc., Sr. Notes........................    B3         9.63%     02/01/01       2,000       1,977,600
                                                                                                             ------------
                                                                                                                2,848,331
                                                                                                             ------------
CABLE
  Century Communications Corp...............................    B1         9.50%     08/15/00         100          99,500
                                                                                                             ------------
CONSUMER PRODUCTS -- 0.4%
  Coinstar, Inc., Sr. Disc. Notes...........................    NR        13.00%     06/30/00       3,275       3,307,750
                                                                                                             ------------
LEISURE -- 0.4%
  Santa Fe Hotel, Inc., Gtd. First Mtge. Notes..............    Caa       11.00%     12/15/00       2,750       2,667,600
                                                                                                             ------------
RETAIL -- 0.4%
  Family Restaurants, Inc., Sr. Notes.......................    NR        15.00%     06/30/00       3,000       3,000,000
                                                                                                             ------------
TELECOMMUNICATIONS -- 1.6%
  Bestel S.A., Sr. Disc. Notes..............................    NR        12.75%     05/15/01       2,500       1,775,000
  GST Telecommunications, Inc., Sr. Sub. Notes(d)...........    NR        13.88%     12/15/00         650         130,000
  ICG Holdings, Inc., Sr. Sub. Notes........................    B3        13.50%     09/15/00         850         822,376
  Millicom Intl. Cellular S.A., Sr. Sub. Notes..............    B3        12.00%     06/30/01       4,245       3,650,700
  Pagemart Nationwide, Inc., Sr. Disc. Notes................    B3        15.00%     06/30/00       2,550       2,435,250
  Telewest PLC, Sr. Disc. Notes.............................    B1         9.25%     10/01/00       2,850       2,714,625
                                                                                                             ------------
                                                                                                               11,527,951
                                                                                                             ------------
WASTE MANAGEMENT -- 0.1%
  Clean Harbors, Inc., Sr. Notes............................    B2        12.50%      5/15/01       1,250         975,000
                                                                                                             ------------
TOTAL CORPORATE BONDS
  (cost $26,765,233)......................................................................................     24,426,132
                                                                                                             ------------
                                                                                    EXPIRATION
                                                                                       DATE        UNITS
                    WARRANTS(a) -- 0.1%                                             ----------   ---------
  Adelphia Business Solutions
    (cost $127,500).........................................                          4/15/01       4,250       1,147,500
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B45

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                                         INTEREST    MATURITY     AMOUNT        VALUE
                                                                           RATE        DATE        (000)       (NOTE 2)
COMMERCIAL PAPER -- 2.5%                                                 --------   ----------   ---------   ------------
  American Electric Power Co. ..............................               6.85%      7/20/00    $  3,000(f) $  2,990,296
  American Electric Power Co. ..............................               6.83%      7/21/00       5,000(f)    4,982,925
  Comdisco, Inc. ...........................................               7.00%      7/10/00       1,000(f)      998,639
  GPU Capital, Inc. ........................................               6.88%      7/31/00       1,197(f)    1,190,595
  PSE&G Fuel Corp. .........................................               6.82%      7/20/00       5,000(f)    4,983,897
  TRW, Inc. ................................................               6.90%      8/15/00       3,000(f)    2,975,275
                                                                                                             ------------
TOTAL COMMERCIAL PAPER
  (cost $18,121,627)......................................................................................     18,121,627
                                                                                                             ------------
TIME DEPOSIT -- 0.7%
  Deutsche Bank AG
    (cost $4,914,000).......................................              7.125%     07/03/00       4,914(f)    4,914,000
                                                                                                             ------------
REPURCHASE AGREEMENT -- 5.6%
Joint Repurchase Agreement Account
  (cost $41,437,000; Note 5)................................              6.493%     07/03/00      41,437      41,437,000
                                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $91,365,360)......................................................................................     90,046,259
                                                                                                             ------------
TOTAL INVESTMENTS -- 102.9%
  (cost $873,842,613; Note 6).............................................................................    758,276,387
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.9)%...........................................................    (21,869,502)
                                                                                                             ------------
TOTAL NET ASSETS -- 100.0%................................................................................   $736,406,885
                                                                                                             ============

The following abbreviations are used in portfolio descriptions:

    LLC     Limited Liability Company
    LP      Limited Partnership
    NR      Not Rated by Moody's or Standard & Poors
    PIK     Payment in Kind Securities
    PLC     Public Limited Company

(a) Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $25,043,821. The aggregate value, $10,518,737 is approximately 1.4% of net assets.

(c) Indicates a fair valued security. The aggregate value, $3,304,625 is approximately .45% of net assets.

(d) Represents issuer in default on interest payments, non-income producing security.

(e) Portion of securities on loan with an aggregate market value of $21,880,778, cash collateral of $22,897,220 was received with which the portfolio purchased securities.

(f) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B46

                              STOCK INDEX PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

         LONG-TERM INVESTMENTS -- 98.7%                 VALUE
                                         SHARES        (NOTE 2)
            COMMON STOCKS              ----------   --------------
ADVERTISING -- 0.2%
  Omnicom Group, Inc. ...............      65,700   $    5,851,406
  Young & Rubicam, Inc...............      24,000        1,372,500
                                                    --------------
                                                         7,223,906
                                                    --------------
AEROSPACE -- 0.8%
  Boeing Co. ........................     321,936       13,460,949
  General Dynamics Corp. ............      74,700        3,903,075
  Lockheed Martin Corp. .............     148,298        3,679,644
  Northrop Grumman Corp. ............      24,200        1,603,250
  Raytheon Co. (Class "B" Stock).....     123,018        2,368,097
  Rockwell International Corp. ......      71,900        2,264,850
  United Technologies Corp. .........     173,500       10,214,812
                                                    --------------
                                                        37,494,677
                                                    --------------
AIRLINES -- 0.2%
  AMR Corp. .........................      55,300        1,461,994
  Delta Airlines, Inc. ..............      48,300        2,442,169
  Southwest Airlines Co. ............     181,725        3,441,417
  US Airways Group, Inc.(a)..........      30,900        1,205,100
                                                    --------------
                                                         8,550,680
                                                    --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Shares) .....     102,200        4,068,837
  Reebok International Ltd. .........      19,000          302,813
                                                    --------------
                                                         4,371,650
                                                    --------------
AUTOS - CARS & TRUCKS -- 0.9%
  Cummins Engine Co., Inc. ..........      14,400          392,400
  Dana Corp. ........................      63,594        1,347,398
  Delphi Automotive Systems Corp. ...     206,044        3,000,516
  Ford Motor Co. ....................     442,700       19,036,100
  General Motors Corp. ..............     199,700       11,595,081
  Genuine Parts Co. .................      65,925        1,318,500
  Johnson Controls, Inc. ............      32,000        1,642,000
  Navistar International Corp.(a)....      23,900          742,394
  PACCAR Inc. .......................      29,160        1,157,287
  TRW, Inc. .........................      44,200        1,917,175
  Visteon Corp.(a)...................      57,964          702,814
                                                    --------------
                                                        42,851,665
                                                    --------------
BANKS AND SAVINGS & LOANS -- 4.0%
  AmSouth Bancorporation.............     134,900        2,124,675
  Associates First Capital Corp. ....     274,266        6,119,560
  Bank of New York Co., Inc. ........     270,900       12,596,850
  Bank One Corp. ....................     427,045       11,343,383
  BankAmerica Corp. .................     615,044       26,446,892
  Capital One Financial..............      74,400        3,320,100
  Charter One Financial, Inc.(a).....      34,000          782,000
  Chase Manhattan Corp. .............     453,241       20,877,414
  Comerica, Inc. ....................      58,450        2,622,944
  Fifth Third Bancorp................     109,600        6,932,200
  First Union Corp. .................     362,978        9,006,392
  Firstar Corp. .....................     361,460        7,613,251
  Golden West Financial Corp. .......      61,900        2,526,294
  Huntington Bancshares, Inc. .......      85,250        1,348,016
  KeyCorp............................     169,700        2,990,962
  Mellon Financial Corp. ............     180,300        6,569,681
  National City Corp. ...............     232,400        3,965,325
  Northern Trust Corp. ..............      82,000        5,335,125
  PNC Bank Corp. ....................     109,200        5,118,750
  Providian Financial Corp. .........      52,550        4,729,500
  SouthTrust Corp. ..................      59,400        1,343,925

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  State Street Corp. ................      58,800   $    6,236,475
  Summit Bancorp.....................      63,900        1,573,538
  Suntrust Banks, Inc. ..............     112,200        5,126,137
  U.S. Bancorp.......................     268,926        5,176,825
  Union Planters Corp. ..............      53,200        1,486,275
  Wells Fargo & Co. .................     596,560       23,116,700
                                                    --------------
                                                       186,429,189
                                                    --------------
CHEMICALS -- 0.9%
  Air Products & Chemicals, Inc. ....      85,300        2,628,306
  Dow Chemical Co. ..................     243,600        7,353,675
  Du Pont (E.I.) de Nemours & Co. ...     386,291       16,900,231
  Eastman Chemical Co. ..............      27,600        1,317,900
  Engelhard Corp. ...................      49,875          850,992
  FMC Corp.(a).......................      12,300          713,400
  Grace (W.R.) & Co.(a)..............      24,400          295,850
  Great Lakes Chemical Corp. ........      20,600          648,900
  Hercules, Inc. ....................      37,400          525,938
  Praxair, Inc. .....................      59,100        2,212,556
  Rohm & Haas Co. ...................      79,100        2,728,950
  Sigma-Aldrich Corp. ...............      38,000        1,111,500
  Union Carbide Corp. ...............      50,600        2,504,700
                                                    --------------
                                                        39,792,898
                                                    --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a)...................     267,618        3,746,652
  Convergys Corp. ...................      34,000        1,763,750
  Deluxe Corp. ......................      29,000          683,312
  Quintiles Transnational,
    Corp.(a).........................      36,000          508,500
                                                    --------------
                                                         6,702,214
                                                    --------------
COMPUTERS -- 5.4%
  Apple Computer, Inc.(a) ...........     121,200        6,347,850
  Citrix Systems, Inc.(a)............      64,800        1,227,150
  Compaq Computer Corp. .............     629,069       16,080,576
  Comverse Technology, Inc.(a).......      52,000        4,836,000
  Dell Computer Corp.(a).............     944,200       46,560,863
  Hewlett-Packard Co. ...............     369,300       46,116,338
  International Business Machines
    Corp. ...........................     651,400       71,369,012
  Seagate Technology, Inc.(a)........      81,200        4,466,000
  Sun Microsystems, Inc.(a)..........     579,700       52,716,469
                                                    --------------
                                                       249,720,258
                                                    --------------
COMPUTER SERVICES -- 14.2%
  3Com Corp. ........................     127,600        7,352,950
  Adaptec, Inc.(a)...................      37,500          853,125
  Adobe Systems, Inc. ...............      44,900        5,837,000
  America Online, Inc.(a)............     839,600       44,288,900
  Autodesk, Inc. ....................      19,800          686,813
  Automatic Data Processing, Inc. ...     232,900       12,474,706
  BMC Software, Inc.(a)..............      90,300        3,294,539
  Cabletron Systems, Inc.(a).........      63,500        1,603,375
  Ceridian Corp.(a)..................      53,200        1,280,125
  Cisco Systems, Inc.(a).............   2,526,000      160,558,875
  Computer Associates International,
    Inc. ............................     204,543       10,470,045
  Computer Sciences Corp.(a).........      60,700        4,533,531
  Compuware Corp.(a).................     133,600        1,386,100
  EMC Corp.(a).......................     776,174       59,716,887
  First Data Corp. ..................     155,400        7,711,725
  Gateway, Inc. .....................     114,800        6,514,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B47

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
COMPUTER SERVICES (CONT'D.)
  Lexmark International Group,
    Inc.(a)..........................      48,414   $    3,255,841
  Mercury Interactive Corp. .........       9,000          870,750
  Micron Technology, Inc. ...........     199,400       17,559,662
  Microsoft Corp. ...................   1,913,500      153,080,000
  NCR Corp.(a).......................      31,300        1,218,744
  Network Appliance, Inc.(a).........     110,400        8,887,200
  Novell, Inc.(a)....................     126,100        1,166,425
  Oracle Corp.(a)....................   1,038,460       87,295,544
  Parametric Technology Corp.(a).....      97,000        1,067,000
  Peoplesoft, Inc.(a)................      96,000        1,608,000
  Sapient Corp. .....................      15,000        1,604,063
  Siebel Systems Inc.(a).............      67,000       10,958,688
  Unisys Corp.(a)....................     111,000        1,616,438
  VERITAS Software Corp.(a)..........     138,000       15,596,156
  Yahoo!, Inc. ......................     194,400       24,081,300
                                                    --------------
                                                       658,429,407
                                                    --------------
CONSTRUCTION -- 0.1%
  Armstrong Holdings Inc. ...........      14,700          225,094
  Centex Corp. ......................      21,600          507,600
  Fluor Corp. .......................      28,300          894,988
  Kaufman & Broad Home Corp. ........      16,166          320,289
  Pulte Corp. .......................      14,500          313,562
  Vulcan Materials Co. ..............      37,600        1,605,050
                                                    --------------
                                                         3,866,583
                                                    --------------
CONSUMER PRODUCTS
  Tupperware Corp. ..................      22,300          490,600
                                                    --------------
CONTAINERS -- 0.1%
  Ball Corp. ........................      10,900          350,844
  Bemis Co., Inc. ...................      18,100          608,612
  Crown Cork & Seal Co., Inc.(a).....      44,200          663,000
  Owens-Illinois, Inc.(a)............      59,700          697,744
  Pactiv Corp.(a)....................      58,900          463,838
                                                    --------------
                                                         2,784,038
                                                    --------------
COSMETICS & SOAPS -- 1.4%
  Alberto-Culver Co. (Class "B"
    Stock)...........................      19,100          583,744
  Avon Products, Inc. ...............      91,000        4,049,500
  Clorox Co. ........................      86,500        3,876,281
  Colgate-Palmolive Co. .............     214,900       12,867,137
  Gillette Co. ......................     387,500       13,538,281
  International Flavors & Fragrances,
    Inc. ............................      39,400        1,189,388
  Procter & Gamble Co. ..............     480,704       27,490,260
                                                    --------------
                                                        63,594,591
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. .................     117,900        7,015,050
  Philip Morris Companies, Inc. .....     843,200       22,397,500
  Polaroid Corp. ....................      15,400          278,163
                                                    --------------
                                                        29,690,713
                                                    --------------
DIVERSIFIED MANUFACTURING -- 4.1%
  General Electric Co. ..............   3,615,800      191,637,400
                                                    --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.3%
  Avery Dennison Corp. ..............      43,900        2,946,787
  Pitney Bowes, Inc. ................     100,900        4,036,000
  Xerox Corp. .......................     245,792        5,100,184
                                                    --------------
                                                        12,082,971
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
DRUGS & MEDICAL SUPPLIES -- 10.3%
  Abbott Laboratories................     566,700   $   25,253,569
  Allergan, Inc. ....................      50,600        3,769,700
  ALZA Corp.(a)......................      35,700        2,110,762
  American Home Products Corp. ......     480,100       28,205,875
  Bausch & Lomb, Inc. ...............      20,100        1,555,237
  Baxter International, Inc. ........     109,500        7,699,219
  Becton, Dickinson & Co. ...........      93,100        2,670,806
  Biogen, Inc. ......................      52,000        3,354,000
  Biomet, Inc........................      42,100        1,618,219
  Boston Scientific Corp.(a).........     151,800        3,330,112
  Bristol-Myers Squibb Co. ..........     725,760       42,275,520
  Bard, (C.R.), Inc. ................      19,000          914,375
  Cardinal Health, Inc. .............     101,650        7,522,100
  Guidant Corp.(a)...................     113,100        5,598,450
  Johnson & Johnson..................     508,900       51,844,187
  Lilly (Eli) & Co. .................     401,200       40,069,850
  Mallinckrodt, Inc. ................      25,800        1,120,688
  Medtronic, Inc. ...................     442,700       22,051,994
  Merck & Co., Inc. .................     843,800       64,656,175
  Pfizer, Inc. ......................   2,292,750      110,052,000
  Pharmacia Corporation..............     461,456       23,851,507
  Schering-Plough Corp. .............     536,300       27,083,150
  St. Jude Medical, Inc. ............      30,300        1,390,013
  Watson Pharmaceuticals, Inc.(a)....      35,000        1,881,250
                                                    --------------
                                                       479,878,758
                                                    --------------
ELECTRICAL SERVICES -- 0.2%
  American Power Conversion..........      53,000        2,163,063
  CP&L Energy, Inc.(a)...............      59,900        1,913,056
  TXU Corp. .........................     103,506        3,053,427
                                                    --------------
                                                         7,129,546
                                                    --------------
ELECTRONICS -- 7.4%
  Advanced Micro Devices, Inc.(a)....      54,100        4,179,225
  Altera Corp.(a)....................      67,000        6,829,812
  Analog Devices, Inc.(a)............     128,900        9,796,400
  Applied Materials, Inc.(a).........     282,200       25,574,375
  Broadcom Corp. ....................      16,000        3,199,722
  Conexant Systems Inc. .............      72,000        3,501,000
  Electronic Data Systems Corp. .....     173,900        7,173,375
  Emerson Electric Co.(a)............     157,500        9,509,062
  Intel Corp. .......................   1,227,600      164,114,775
  KLA-Tencor Corp.(a)................      67,400        3,947,113
  Linear Technology Corp. ...........     105,000        6,713,437
  LSI Logic Corp.(a).................     110,800        5,997,050
  Maxim Integrated Products,
    Inc.(a)..........................      92,000        6,250,250
  MIPS Technologies, Inc. (Class "B"
    Stock)...........................       9,396          361,735
  Molex Inc. ........................      70,000        3,368,750
  National Semiconductor Corp.(a)....      65,400        3,711,450
  Novellus Systems, Inc. ............      28,000        1,583,750
  Perkin Elmer, Inc. ................      18,000        1,190,250
  Pinnacle West Capital Corp. .......      29,000          982,375
  PPL Corp. .........................      57,000        1,250,438
  RadioShack Corp.(a)................      70,660        3,347,518
  Sanmina Corp. .....................      31,000        2,650,500
  Solectron Corp.(a).................     218,000        9,128,750
  Tektronix, Inc. ...................      17,500        1,295,000
  Teradyne, Inc. (United
    States)(a).......................      63,900        4,696,650
  Texas Instruments, Inc. ...........     596,600       40,978,962

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B48

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
ELECTRONICS (CONT'D.)
  Thomas & Betts Corp. ..............      23,800   $      455,175
  Xilinx Inc.(a).....................     118,400        9,775,400
                                                    --------------
                                                       341,562,299
                                                    --------------
FINANCIAL SERVICES -- 5.8%
  American Express Co. ..............     493,100       25,702,837
  Bear Stearns Companies, Inc. ......      44,210        1,840,241
  Schwab (Charles) Corp. ............     468,800       15,763,400
  Citigroup, Inc. ...................   1,235,213       74,421,583
  Countrywide Credit Industries,
    Inc. ............................      40,800        1,236,750
  Dun & Bradstreet Corp. ............      62,360        1,785,055
  Equifax, Inc. .....................      52,300        1,372,875
  Federal Home Loan Mortgage Corp. ..     257,700       10,436,850
  Federal National Mortgage
    Association......................     372,700       19,450,281
  Fleetboston Financial Corp. .......     334,488       11,372,592
  Franklin Resource, Inc. ...........      92,400        2,806,650
  H&R Block, Inc. ...................      36,700        1,188,163
  Household International, Inc. .....     175,458        7,292,473
  Lehman Brothers Holdings, Inc. ....      43,700        4,132,381
  MBNA Corp. ........................     296,768        8,049,832
  Merrill Lynch & Co., Inc. .........     136,900       15,743,500
  Morgan (J.P.) & Co., Inc. .........      61,150        6,734,144
  Morgan Stanley Dean Witter &
    Co. .............................     416,910       34,707,757
  Old Kent Financial Corp. ..........      32,550          870,713
  PaineWebber Group, Inc. ...........      54,000        2,457,000
  Paychex, Inc. .....................     137,250        5,764,500
  Price (T.Rowe) Associates, Inc. ...      36,000        1,530,000
  Regions Financial Corp. ...........      83,100        1,651,613
  SLM Holding Corp. .................      59,600        2,231,275
  Synovus Financial Corp. ...........      97,500        1,718,438
  Washington Mutual, Inc. ...........     205,648        5,938,086
                                                    --------------
                                                       266,198,989
                                                    --------------
FOOD & BEVERAGE -- 3.7%
  Anheuser-Busch Companies, Inc. ....     169,300       12,644,594
  Archer-Daniels-Midland Co. ........     225,931        2,216,948
  Bestfoods..........................     100,100        6,931,925
  Brown-Forman Corp. (Class "B"
    Stock)...........................      23,800        1,279,250
  Campbell Soup Co. .................     157,100        4,575,537
  Coca-Cola Co. .....................     907,100       52,101,556
  Coca-Cola Enterprises Inc. ........     159,000        2,593,688
  ConAgra, Inc. .....................     179,100        3,414,094
  Coors (Adolph) Co. (Class "B"
    Stock)...........................      12,800          774,400
  General Mills, Inc. ...............     113,800        4,352,850
  Heinz (H.J.) & Co. ................     132,350        5,790,312
  Hershey Foods Corp. ...............      49,500        2,400,750
  Kellogg Co. .......................     148,900        4,429,775
  Nabisco Group Holdings Corp.(a)....     119,900        3,109,906
  PepsiCo, Inc. .....................     530,100       23,556,319
  Quaker Oats Co. ...................      47,600        3,575,950
  Ralston-Ralston Purina Group.......     113,620        2,265,299
  Sara Lee Corp. ....................     328,400        6,342,225
  Seagram Co., Ltd. .................     161,800        9,384,400
  Sysco Corp. .......................     121,500        5,118,187
  Unilever NV, ADR (Netherlands).....     210,432        9,048,576
  Wrigley (William) Jr. Co. .........      42,600        3,415,988
                                                    --------------
                                                       169,322,529
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FOREST PRODUCTS -- 0.4%
  Boise Cascade Corp. ...............      19,886   $      514,550
  Fort James Corp. ..................      81,000        1,873,125
  Georgia-Pacific Corp. .............      66,800        1,753,500
  International Paper Co. ...........     179,968        5,365,281
  Louisiana-Pacific Corp. ...........      38,900          423,038
  Mead Corp. ........................      37,400          944,350
  Potlatch Corp. ....................      10,000          331,250
  Temple-Inland, Inc. ...............      20,000          840,000
  Westvaco Corp. ....................      35,700          885,806
  Weyerhaeuser Co. ..................      87,100        3,745,300
  Willamette Industries, Inc. .......      44,200        1,204,450
                                                    --------------
                                                        17,880,650
                                                    --------------
GAS PIPELINES -- 0.6%
  Cinergy Corp. .....................      58,739        1,494,174
  Columbia Energy Group..............      30,250        1,985,156
  Enron Corp. .......................     265,700       17,137,650
  Peoples Energy Corp. ..............      11,400          369,075
  Sempra Energy......................      74,154        1,260,618
  Williams Companies, Inc. ..........     162,300        6,765,881
                                                    --------------
                                                        29,012,554
                                                    --------------
HOSPITALS/HEALTHCARE MANAGEMENT -- 1.4%
  Agilent Technologies, Inc. ........     155,613       11,476,459
  Amgen, Inc.(a).....................     376,900       26,477,225
  Columbia/HCA Healthcare Corp.......     206,398        6,269,339
  HEALTHSOUTH Corp.(a)...............     154,500        1,110,469
  Humana, Inc.(a)....................      58,100          283,238
  IMS Health, Inc. ..................     119,120        2,144,160
  Manor Care, Inc. ..................      40,850          285,950
  McKesson HBOC, Inc. ...............     101,107        2,116,928
  MedImmune, Inc. ...................      57,000        4,218,000
  Shared Medical Systems Corp. ......       9,000          656,437
  Tenet Healthcare Corp.(a)..........     111,100        2,999,700
  UnitedHealth Group, Inc. ..........      62,200        5,333,650
  Wellpoint Health Networks,
    Inc.(a)..........................      25,100        1,818,181
                                                    --------------
                                                        65,189,736
                                                    --------------
HOUSEHOLD PRODUCTS & PERSONAL
  CARE -- 0.3%
  Kimberly-Clark Corp. ..............     200,788       11,520,212
  Leggett & Platt, Inc. .............      64,000        1,056,000
                                                    --------------
                                                        12,576,212
                                                    --------------
HOUSING RELATED -- 0.4%
  Lowe's Companies, Inc. ............      37,800        2,268,000
  Lowe's Companies, Inc. ............     143,000        5,871,937
  Masco Corp. .......................     161,200        2,911,675
  Maytag Corp. ......................      32,700        1,205,813
  Newell Rubbermaid, Inc. ...........     107,049        2,756,512
  Owens Corning......................      21,100          195,175
  Stanley Works......................      32,300          767,125
  Whirlpool Corp. ...................      27,300        1,272,862
                                                    --------------
                                                        17,249,099
                                                    --------------
INSTRUMENT - CONTROLS -- 0.1%
  PE Corp. - PE Biosystems Group.....      77,400        5,098,725
                                                    --------------
INSURANCE -- 3.0%
  Aetna, Inc. .......................      53,312        3,421,964
  AFLAC, Inc. .......................      97,400        4,474,313
  Allstate Corp. ....................     283,688        6,312,058

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B49

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
INSURANCE (CONT'D.)
  American General Corp. ............      92,286   $    5,629,446
  American International Group,
    Inc. ............................     565,943       66,498,302
  Aon Corp. .........................      94,125        2,923,758
  Chubb Corp. .......................      64,600        3,972,900
  CIGNA Corp. .......................      60,100        5,619,350
  Cincinnati Financial Corp. ........      62,500        1,964,844
  Conseco, Inc. .....................     118,259        1,153,025
  Hartford Financial Services Group,
    Inc. ............................      81,200        4,542,125
  Jefferson-Pilot Corp. .............      39,912        2,252,533
  Lincoln National Corp. ............      68,800        2,485,400
  Marsh & McLennan Companies,
    Inc. ............................      98,000       10,234,875
  MBIA, Inc. ........................      36,300        1,749,206
  MGIC Investment Corp. .............      40,200        1,829,100
  Progressive Corp. .................      27,000        1,998,000
  SAFECO Corp. ......................      48,300          959,963
  St. Paul Companies, Inc. ..........      83,110        2,836,129
  Torchmark Corp. ...................      51,000        1,259,063
  UnumProvident Corp. ...............      86,656        1,738,536
  Wachovia Corp. ....................      74,200        4,025,350
                                                    --------------
                                                       137,880,240
                                                    --------------
LEISURE -- 1.0%
  Brunswick Corp. ...................      33,400          553,188
  Carnival Corp. (Class "A" Stock)...     229,700        4,479,150
  Disney (Walt) Co. .................     760,001       29,497,539
  Harley-Davidson Inc. ..............     100,000        3,850,000
  Harrah's Entertainment, Inc.(a)....      46,350          970,453
  Hilton Hotels Corp. ...............     104,800          982,500
  Marriott International, Inc. (Class
    "A" Stock).......................      93,200        3,361,025
  Sabre Group Holdings, Inc. (Class
    "A" Stock).......................      42,419        1,208,941
                                                    --------------
                                                        44,902,796
                                                    --------------
MACHINERY -- 0.4%
  Briggs & Stratton Corp. ...........       7,800          267,150
  Caterpillar, Inc. .................     134,300        4,549,412
  Cooper Industries, Inc. ...........      37,000        1,204,812
  Deere & Co. .......................      85,200        3,152,400
  Dover Corp. .......................      75,900        3,078,694
  Eaton Corp. .......................      27,600        1,849,200
  Ingersoll-Rand Co. ................      62,750        2,525,687
  Milacron, Inc. ....................       6,600           95,700
  Parker Hannifin Corp. .............      41,225        1,411,956
  Snap-On, Inc. .....................      22,800          607,050
  Thermo Electron Corp.(a)...........      57,000        1,200,563
  Timken Co. ........................      21,500          400,438
                                                    --------------
                                                        20,343,062
                                                    --------------
MEDIA -- 3.0%
  Clear Channel Communications,
    Inc.(a)..........................     124,200        9,315,000
  Comcast Corp. (Special Class "A"
    Stock)...........................     330,400       13,381,200
  Dow Jones & Co., Inc. .............      32,700        2,395,275
  Gannett Co., Inc. .................      99,700        5,963,306
  Interpublic Group of Companies,
    Inc. ............................     105,100        4,519,300
  Knight-Ridder, Inc. ...............      31,100        1,654,131
  McGraw Hill, Inc. .................      72,900        3,936,600
  Mediaone Group, Inc.(a)............     226,300       14,964,087
  Meredith Corp. ....................      17,800          600,750

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  New York Times Co. (Class "A"
    Stock)...........................      65,200   $    2,575,400
  R.R. Donnelley & Sons, Co. ........      49,500        1,116,844
  Time Warner, Inc. .................     473,180       35,961,680
  Tribune Co. .......................     124,400        4,354,000
  Viacom, Inc. (Class "B"
    Stock)(a)........................     560,436       38,214,730
                                                    --------------
                                                       138,952,303
                                                    --------------
METALS - FERROUS -- 0.1%
  Allegheny Technologies, Inc. ......      34,940          628,920
  Bethlehem Steel Corp.(a)...........      47,300          168,506
  Nucor Corp. .......................      31,200        1,035,450
  USX -- U.S. Steel Group, Inc. .....      31,540          585,462
  Worthington Industries, Inc. ......      34,000          357,000
                                                    --------------
                                                         2,775,338
                                                    --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum Ltd. ...............      83,350        2,583,850
  Alcoa, Inc. .......................     320,476        9,293,804
  INCO Ltd. .........................      67,200        1,033,200
                                                    --------------
                                                        12,910,854
                                                    --------------
MINERAL RESOURCES -- 0.1%
  Burlington Resources, Inc. ........      75,817        2,900,000
  Homestake Mining Co. ..............      93,700          644,188
  Phelps Dodge Corp. ................      27,528        1,023,698
                                                    --------------
                                                         4,567,886
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.6%
  AES Corp.(a).......................     150,400        6,862,000
  BB&T Corp. ........................     114,300        2,728,912
  Crane Co. .........................      25,625          623,008
  Danaher Corp. .....................      51,400        2,541,087
  Ecolab, Inc. ......................      48,000        1,875,000
  Fortune Brands, Inc. ..............      56,500        1,303,031
  Honeywell Inc. ....................     293,250        9,878,859
  Illinois Tool Works, Inc. .........     106,900        6,093,300
  ITT Industries, Inc. ..............      37,900        1,151,213
  Millipore Corp. ...................      16,200        1,221,075
  Pall Corp. ........................      44,000          814,000
  PPG Industries, Inc. ..............      65,800        2,915,762
  Sealed Air Corp. ..................      30,810        1,613,674
  Textron, Inc. .....................      55,600        3,019,775
  Tyco International Ltd. ...........     625,114       29,614,776
  W.W. Grainger, Inc. ...............      33,400        1,029,138
                                                    --------------
                                                        73,284,610
                                                    --------------
MISCELLANEOUS - CONSUMER
  GROWTH/STABLE -- 0.9%
  American Greetings Corp. (Class "A"
    Stock)...........................      24,800          471,200
  Black & Decker Corp. ..............      32,900        1,293,381
  Corning, Inc. .....................      99,000       26,717,625
  Energizer Holdings Inc. ...........           1               18
  Minnesota Mining & Manufacturing
    Co. .............................     144,900       11,954,250
                                                    --------------
                                                        40,436,474
                                                    --------------
OIL & GAS -- 4.4%
  Amerada Hess Corp. ................      34,200        2,111,850
  Anadarko Petroleum Corp. ..........      47,600        2,347,275
  Ashland Oil, Inc. .................      23,100          809,944
  Chevron Corp. .....................     241,600       20,490,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B50

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
OIL & GAS (CONT'D.)
  Coastal Corp. .....................      78,800   $    4,796,950
  Eastern Enterprises, Inc. .........       9,500          598,500
  Exxon Mobil Corp. .................   1,268,235       99,556,447
  Kerr-McGee Corp. ..................      31,926        1,881,639
  NICOR, Inc. .......................      16,200          528,525
  Phillips Petroleum Co. ............      91,700        4,648,044
  Royal Dutch Petroleum Co...........     785,300       48,345,031
  Sunoco, Inc. ......................      29,200          859,575
  Texaco, Inc. ......................     204,982       10,915,291
  Union Pacific Resources Group,
    Inc. ............................      83,656        1,840,432
  Unocal Corp. ......................      87,100        2,885,188
  USX-Marathon Corp. ................     112,000        2,807,000
                                                    --------------
                                                       205,422,391
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION
   -- 0.1%
  Occidental Petroleum Corp. ........     136,000        2,864,500
                                                    --------------
OIL - EXPLORATION/PRODUCTION -- 0.1%
  Conoco, Inc. (Class "B" Stock).....     229,757        5,643,406
                                                    --------------
OIL & GAS SERVICES -- 0.9%
  Apache Corp. ......................      42,100        2,476,006
  Baker Hughes, Inc. ................     122,130        3,908,160
  Halliburton Co. ...................     164,100        7,743,469
  McDermott International, Inc. .....      20,700          182,419
  ONEOK, Inc. .......................      13,000          337,188
  PG&E Corp. ........................     140,000        3,447,500
  Rowan Companies, Inc.(a)...........      28,700          871,762
  Schlumberger, Ltd. ................     204,300       15,245,887
  Tosco Corp. .......................      49,000        1,387,312
  Transocean Sedco Forex Inc. .......      70,333        3,758,420
                                                    --------------
                                                        39,358,123
                                                    --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. ................     145,300        2,642,644
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)........      66,200          612,350
  Newmont Mining Corp. ..............      61,503        1,330,002
  Placer Dome, Inc. .................     121,000        1,157,062
                                                    --------------
                                                         5,742,058
                                                    --------------
RAILROADS -- 0.3%
  Burlington Northern Sante Fe
    Corp. ...........................     167,226        3,835,746
  CSX Corp. .........................      80,612        1,707,967
  Kansas City Southern Industries,
    Inc. ............................      40,200        3,565,237
  Norfolk Southern Corp. ............     141,300        2,101,838
  Union Pacific Corp. ...............      92,100        3,424,969
                                                    --------------
                                                        14,635,757
                                                    --------------
RESTAURANTS -- 0.4%
  Darden Restaurants, Inc. ..........      50,300          817,375
  McDonald's Corp. ..................     491,200       16,178,900
  Tricon Global Restaurants,
    Inc.(a)..........................      56,650        1,600,362
  Wendy's International, Inc. .......      44,800          798,000
                                                    --------------
                                                        19,394,637
                                                    --------------
RETAIL -- 5.3%
  Albertson's, Inc. .................     156,644        5,208,413
  AutoZone, Inc.(a)..................      51,900        1,141,800
  Bed Bath & Beyond, Inc.(a).........      49,000        1,776,250
  Best Buy Co., Inc.(a)..............      75,000        4,743,750
  Circuit City Stores, Inc. .........      75,200        2,495,700
  Consolidated Stores Corp.(a).......      40,200          482,400

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
RETAIL (CONT'D.)
  Costco Wholesale Corp.(a)..........     164,432   $    5,426,256
  CVS Corp. .........................     145,800        5,832,000
  Dillard's, Inc. ...................      37,750          462,438
  Dollar General Corp. ..............     109,803        2,141,158
  Federated Department Stores,
    Inc.(a)..........................      76,500        2,581,875
  Great Atlantic & Pacific Tea Co.,
    Inc. ............................      12,400          206,150
  Harcourt General, Inc. ............      27,006        1,468,451
  Home Depot, Inc. ..................     845,919       42,243,080
  IKON Office Solutions, Inc. .......      52,476          203,345
  J.C. Penney Co., Inc. .............     100,500        1,852,969
  Kmart Corp.(a).....................     181,400        1,235,788
  Kohl's Corp.(a)....................     121,600        6,764,000
  Kroger Co.(a)......................     308,000        6,795,250
  Liz Claiborne, Inc. ...............      23,400          824,850
  Longs Drug Stores, Inc. ...........      13,700          297,975
  May Department Stores Co. .........     119,700        2,872,800
  Nordstrom, Inc. ...................      52,300        1,261,738
  Office Depot, Inc.(a)..............     124,000          775,000
  RiteAid Corp. .....................      94,600          620,813
  Safeway,Inc.(a)....................     183,100        8,262,387
  Sears, Roebuck & Co. ..............     132,200        4,313,025
  Sherwin-Williams Co. ..............      64,700        1,370,831
  Staples, Inc.(a)...................     171,200        2,632,200
  Starbucks Corp. ...................      44,000        1,680,250
  Supervalu, Inc. ...................      46,800          892,125
  Target Corp. ......................     161,184        9,348,672
  The Gap, Inc. .....................     316,587        9,893,344
  The Limited, Inc. .................     159,896        3,457,751
  Tiffany & Co.(a)...................      11,000          742,500
  TJX Companies, Inc. ...............     116,400        2,182,500
  Toys 'R' Us, Inc.(a)...............      90,450        1,317,178
  Wal-Mart Stores, Inc. .............   1,632,900       94,095,862
  Walgreen Co. ......................     373,000       12,005,937
  Winn-Dixie Stores, Inc. ...........      54,900          785,756
                                                    --------------
                                                       252,694,567
                                                    --------------
RUBBER -- 0.1%
  B.F. Goodrich Co. .................      38,600        1,314,813
  Cooper Tire & Rubber Co. ..........      28,800          320,400
  Goodyear Tire & Rubber Co. ........      58,000        1,160,000
                                                    --------------
                                                         2,795,213
                                                    --------------
TELECOMMUNICATIONS -- 11.0%
  ADC Telecommunications, Inc.(a)....     113,400        9,511,425
  Alltel Corp. ......................     114,000        7,060,875
  Andrew Corp.(a)....................      29,112          977,072
  AT&T Corp. ........................   1,175,321       37,169,527
  Bell Atlantic Corp. ...............     569,690       28,947,373
  BellSouth Corp. ...................     691,000       29,453,875
  CenturyTel, Inc. ..................      51,200        1,472,000
  Global Crossing Ltd.(a)............     289,105        7,607,075
  GTE Corp. .........................     354,220       22,050,195
  Lucent Technologies, Inc. .........   1,175,905       69,672,371
  Motorola, Inc. ....................     786,795       22,866,230
  Nextel Communications, Inc. (Class
    "A" Stock) ......................     270,000       16,520,625
  Nortel Networks Corp. .............   1,066,480       72,787,260
  Qualcomm, Inc.(a)..................     270,100       16,206,000
  SBC Communications, Inc. ..........   1,247,277       53,944,730
  Scientific-Atlanta, Inc. ..........      60,600        4,514,700
  Sprint Corp. ......................     322,900       16,467,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B51

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Sprint Corp. (PCS Group)(a)........     319,000   $   18,980,500
  Tellabs, Inc.(a)...................     149,400       10,224,562
  US West, Inc. .....................     186,922       16,028,561
  Worldcom Inc. .....................   1,046,958       48,029,198
                                                    --------------
                                                       510,492,054
                                                    --------------
TEXTILES
  National Service Industries,
    Inc. ............................      14,700          286,650
  Russell Corp. .....................       6,700          134,000
  Springs Industries, Inc. ..........       8,700          278,400
  VF Corp. ..........................      42,836        1,020,032
                                                    --------------
                                                         1,719,082
                                                    --------------
TOBACCO
  UST, Inc. .........................      59,100          868,031
                                                    --------------
TOY MANUFACTURER -- 0.1%
  Hasbro, Inc. ......................      64,150          966,259
  Mattel, Inc. ......................     152,381        2,009,525
                                                    --------------
                                                         2,975,784
                                                    --------------
TRUCKING & SHIPPING -- 0.1%
  Federal Express Corp. .............     106,640        4,052,320
  Ryder System, Inc. ................      20,600          390,113
                                                    --------------
                                                         4,442,433
                                                    --------------
UTILITIES - ELECTRIC & GAS
  Florida Progress Corp. ............      36,000        1,687,500
                                                    --------------
UTILITIES - ELECTRIC -- 1.3%
  Ameren Corp. ......................      53,900        1,819,125
  American Electric Power Co.,
    Inc. ............................     118,940        3,523,597
  CMS Energy Corp. ..................      43,100          953,588
  Consolidated Edison, Inc. .........      80,400        2,381,850
  Constellation Energy Group.........      53,550        1,743,722
  Dominion Resources, Inc. ..........      90,742        3,890,563
  DTE Energy Co. ....................      53,600        1,638,150
  Duke Energy Corp. .................     136,531        7,696,935
  Edison International...............     129,800        2,660,900
  El Paso Energy Corp. ..............      80,900        4,120,844
  Entergy Corp. .....................      90,300        2,455,031
  FirstEnergy Corp.(a)...............      87,200        2,038,300
  FPL Group, Inc. ...................      68,100        3,370,950
  GPU, Inc. .........................      46,200        1,250,288
  New Century Energies, Inc. ........      40,900        1,227,000
  Niagara Mohawk Holdings, Inc.(a)...      64,600          900,363
  Northern States Power Co. .........      53,900        1,088,106
  PECO Energy Co. ...................      67,500        2,721,094
  Public Service Enterprise Group,
    Inc. ............................      80,400        2,783,850
  Reliant Energy, Inc. ..............     107,410        3,175,308
  Southern Co. ......................     239,400        5,581,012
  Unicom Corp. ......................      71,000        2,746,813
                                                    --------------
                                                        59,767,389
                                                    --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc.(a)...      68,000          680,000
  Waste Management, Inc.(a)..........     230,230        4,374,370
                                                    --------------
                                                         5,054,370
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,357,867,825)..........................    4,568,423,395
                                                    --------------
                                       PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM                               (000)         (NOTE 2)
INVESTMENTS -- 1.4%                    ----------   --------------
REPURCHASE AGREEMENT -- 1.3%
  Joint Repurchase Agreement Account,
    6.49%, 07/03/00 (Note 5).........  $   59,383   $   59,383,000
                                                    --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.1%
  United States Treasury Bill,
    5.64%, 09/21/00(b)...............       4,500        4,442,190
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $63,825,190).............................       63,825,190
                                                    --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $2,421,693,015; Note 6)..................    4,632,248,585
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(C)....
                                                           417,311
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.1)%.........................       (3,738,810)
                                                    --------------
NET ASSETS -- 100.0%.............................   $4,628,927,086
                                                    ==============

The following abbreviations are used in portfolio descriptions:

   ADR  American Depository Receipt.
   NV   Naamloze Vennootschap (Dutch Corporation).
   PLC  Public Limited Company (British Corporation).
   SA   Sociedad Anomia (Spanish Corporation) or Societe
        Anonyme (French Corporation).

(a) Non-income producing security.

(b) Security segregated as collateral for futures contracts.

(c) Open futures contracts as of June 30, 2000, are as follows:

NUMBER OF                  EXPIRATION    VALUE AT       VALUE AT
CONTRACTS      TYPE           DATE      TRADE DATE    JUNE 30, 1999   DEPRECIATION
   187     S&P 500 Index    Sept.00     $60,954,057    $59,825,075     $(1.128,982)

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B52

                             EQUITY INCOME PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.6%                           VALUE
                                          SHARES        (NOTE 2)
COMMON STOCKS -- 95.8%                   ---------   --------------
AIRLINES -- 1.4%
  AMR Corp.(a) ........................    912,100   $   24,113,644
                                                     --------------
APPAREL -- 0.9%
  Kellwood Co. ........................    731,300       15,448,713
                                                     --------------
AUTOMOBILES & TRUCKS -- 2.5%
  Borg-Warner Automotive, Inc. ........    116,700        4,099,087
  Dana Corp. ..........................    244,300        5,176,106
  Ford Motor Co. ......................    333,100       14,323,300
  General Motors Corp. ................    295,667       18,270,175
  Visteon Corp. .......................     43,614          528,817
                                                     --------------
                                                         42,397,485
                                                     --------------
BANKING -- 5.7%
  BankAmerica Corp. ...................    553,500       23,800,500
  Bank One Corp. ......................    443,500       11,780,469
  Chase Manhattan Corp. ...............    584,000       26,900,500
  Comerica, Inc. ......................    425,200       19,080,850
  PNC Bank Corp. ......................    356,000       16,687,500
                                                     --------------
                                                         98,249,819
                                                     --------------
CHEMICALS -- 2.7%
  Dow Chemical Co. ....................    658,500       19,878,469
  Lyondell Chemical Co. ...............    707,100       11,843,925
  Millennium Chemicals, Inc. ..........    833,798       14,174,566
                                                     --------------
                                                         45,896,960
                                                     --------------
COMPUTERS -- 2.4%
  Compaq Computer Corp. ...............    343,900        8,790,944
  International Business Machines
    Corp. .............................    298,400       32,693,450
                                                     --------------
                                                         41,484,394
                                                     --------------
COMPUTER SOFTWARE & SERVICES -- 1.5%
  Computer Associates International,
    Inc. ..............................    502,900       25,742,194
                                                     --------------
CONSTRUCTION -- 0.8%
  Centex Corp. ........................    627,200(b)    14,739,200
                                                     --------------
CONTAINERS -- 0.5%
  Crown Cork & Seal Co., Inc. .........    529,700        7,945,500
                                                     --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.1%
  Eastman Kodak Co. ...................    762,200       45,350,900
  Philip Morris Co., Inc. .............    926,400       24,607,500
                                                     --------------
                                                         69,958,400
                                                     --------------
DRUGS & MEDICAL SUPPLIES -- 0.6%
  Merck & Co., Inc. ...................    129,400        9,915,275
                                                     --------------
ELECTRONICS -- 0.1%
  Esterline Technologies Corp.(a) .....    129,900        1,932,263
                                                     --------------
FINANCIAL SERVICES -- 16.6%
  A.G. Edwards, Inc. ..................    768,000       29,952,000
  Associates First Capital Corp. ......    918,900       20,502,956
  Bear, Stearns & Co., Inc. ...........  1,034,434       43,058,315
  Countrywide Mortgage Investments,
    Inc. ..............................    539,900       16,365,719
  Lehman Brothers Holdings, Inc. ......  1,038,200       98,174,787
  PaineWebber Group, Inc. .............  1,220,800       55,546,400
  Washington Mutual, Inc. .............    766,400       22,129,800
                                                     --------------
                                                        285,729,977
                                                     --------------

                                                         VALUE
COMMON STOCKS                             SHARES        (NOTE 2)
(CONTINUED)                              ---------   --------------
FOOD & BEVERAGE -- 2.8%
  Nabisco Group Holdings Corp. ........  1,853,380   $   48,072,044
                                                     --------------
FOREST PRODUCTS -- 4.0%
  Georgia-Pacific Corp. ...............    972,200(b)    25,520,250
  Longview Fibre Co. ..................  1,333,500       14,751,844
  Louisiana-Pacific Corp. .............  1,299,900       14,136,413
  Rayonier, Inc. ......................    401,000       14,385,875
                                                     --------------
                                                         68,794,382
                                                     --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 5.4%
  Columbia/HCA Healthcare Corp. .......  1,287,000       39,092,625
  Humana, Inc.(a)......................  3,064,600       14,939,925
  Tenet Healthcare Corp. (a)...........  1,461,300       39,455,100
                                                     --------------
                                                         93,487,650
                                                     --------------
HOUSING RELATED -- 4.6%
  Hanson, PLC, ADR (United Kingdom)....  1,265,050       44,593,012
  Kaufman & Broad Home Corp. ..........    940,000(b)    18,623,750
  Ryland Group, Inc. ..................    693,100       15,334,838
                                                     --------------
                                                         78,551,600
                                                     --------------
INSURANCE -- 3.2%
  Aetna, Inc. .........................    324,200       20,809,587
  Allstate Corp. ......................    604,900       13,459,025
  SAFECO Corp. ........................    704,500       14,001,938
  Selective Insurance Group, Inc. .....    401,900        7,636,100
                                                     --------------
                                                         55,906,650
                                                     --------------
MACHINERY -- 1.7%
  Cascade Corp. .......................    115,900        1,383,556
  Ingersoll-Rand Co. ..................    200,000        8,050,000
  Snap-On, Inc. .......................    722,800       19,244,550
                                                     --------------
                                                         28,678,106
                                                     --------------
MEDIA -- 1.1%
  Donnelley (R.R.) & Sons Co. .........    860,800       19,421,800
                                                     --------------
METALS - FERROUS -- 2.5%
  AK Steel Holding Corp. ..............    789,200        6,313,600
  USX -- U.S. Steel Group..............  1,975,400       36,668,362
                                                     --------------
                                                         42,981,962
                                                     --------------
METALS - NON FERROUS -- 3.2%
  ALCOA, Inc. .........................  1,905,206       55,250,974
                                                     --------------
OIL & GAS -- 5.1%
  Anadarko Petroleum Corp. ............    245,100(b)    12,086,494
  ENSCO International, Inc.............    188,600        6,754,237
  Noble Affiliates, Inc. ..............    824,000       30,694,000
  Pioneer Natural Resources Co. .......  2,582,617       32,928,367
  USX-Marathon Corp. ..................    233,100        5,842,069
                                                     --------------
                                                         88,305,167
                                                     --------------
OIL & GAS SERVICES -- 1.5%
  McDermott International, Inc. .......  2,938,100       25,892,006
                                                     --------------
PRECIOUS METALS -- 1.1%
  Stillwater Mining Co. (a)............    712,500       19,860,937
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B53

JUNE 30, 2000 (UNAUDITED)

                                                         VALUE
COMMON STOCKS                             SHARES        (NOTE 2)
(CONTINUED)                              ---------   --------------
REAL ESTATE INVESTMENT TRUST -- 7.9%
  Crescent Real Estate Equities Co. ...  1,738,000   $   35,629,000
  Equity Office Properties Trust.......    550,178       15,164,281
  Equity Residential Properties
    Trust..............................    987,800       45,438,800
  Manufactured Home Communities,
    Inc. ..............................    220,200        5,271,038
  Vornado Realty Trust.................  1,002,500       34,836,875
                                                     --------------
                                                        136,339,994
                                                     --------------
RETAIL -- 1.2%
  CVS Corp. ...........................    110,900        4,436,000
  Heilig-Meyers Co. ...................    550,100          653,244
  The Limited, Inc. ...................    726,432       15,709,092
                                                     --------------
                                                         20,798,336
                                                     --------------
TELECOMMUNICATIONS -- 5.9%
  AT&T Corp. ..........................    635,900(b)    20,110,337
  CenturyTel, Inc. ....................     81,800        2,374,016
  GTE Corp. ...........................    639,500       39,808,875
  Motorola, Inc. ......................    267,600        7,777,125
  SBC Communications, Inc. ............    203,400        8,797,050
  Sprint Corp. ........................    446,100       22,751,100
                                                     --------------
                                                        101,618,503
                                                     --------------
TOBACCO -- 1.4%
  R.J. Reynolds Tobacco Holdings,
    Inc. ..............................    851,560       23,790,457
                                                     --------------
TRANSPORTATION -- 1.3%
  Sabre Group Holdings, Inc. (Class "A"
    Stock).............................    770,967       21,972,559
                                                     --------------
UTILITIES -- 2.1%
  Nisource Incorporated................    925,800       17,243,025
  PECO Energy Co. .....................    450,200       18,148,687
                                                     --------------
                                                         35,391,712
                                                     --------------
TOTAL COMMON STOCKS
  (cost $1,610,355,556)...........................    1,648,668,663
                                                     --------------
               PREFERRED
            STOCKS -- 1.4%
METALS - NON FERROUS -- 0.3%
  Bethlehem Steel Corp., (Cum. Conv.),
    $3.50..............................    256,500        4,488,750
  Hecla Mining Co. (Cum. Conv.),
    7.00%, Ser. B......................     60,600        1,166,550
                                                     --------------
                                                          5,655,300
                                                     --------------
RETAIL -- 1.1%
  Kmart Corp. (Cum. Conv.), 7.75%......    523,700       19,082,319
                                                     --------------
REAL ESTATE DEVELOPMENT
  Union Pacific Capital Trust, 6.25%...      4,900          194,775
                                                     --------------
TOTAL PREFERRED STOCKS
  (cost $46,106,438)..............................       24,932,394
                                                     --------------

                                         PRINCIPAL
                               MOODY'S    AMOUNT         VALUE
CONVERTIBLE                    RATING      (000)        (NOTE 2)
BONDS -- 0.4%                  -------   ---------   --------------
OIL & GAS SERVICES -- 0.3%
  Baker Hughes, Inc.,
    Zero Coupon 05/05/08.....    A3       $ 5,900    $    4,527,188
                                                     --------------
REAL ESTATE INVESTMENT
  TRUST -- 0.1%
  Malan Realty Investors,
    Inc., 9.50%, 07/15/04....    A2         2,930         2,658,975
                                                     --------------
TOTAL CONVERTIBLE BONDS
  (cost $7,186,099)...............................        7,186,163
                                                     --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,663,648,093)...........................    1,680,787,220
                                                     --------------

SHORT-TERM INVESTMENTS -- 4.3%
COMMERCIAL PAPER -- 1.4%
  Keyspan Corp., 7.00%
    07/28/00.................    P2         3,240(c)      3,224,250
  Phillips Pete Co., 7.30%
    07/03/00.................    P2        16,000(c)     16,000,000
  TRW, Inc., 6.90% 08/15/00..    P2         5,000(c)      4,958,792
                                                     --------------
                                                         24,183,042
                                                     --------------
TIME DEPOSIT -- 1.7%
  Deutsche Bank AG, 7.125%
    07/03/00.................    P1         3,611(c)      3,611,000
  Dexia Bank, 7.062%
    07/03/00.................    P1        26,000(c)     26,000,000
                                                     --------------
                                                         29,611,000
                                                     --------------
  REPURCHASE AGREEMENT -- 1.2%
  Joint Repurchase
    Agreement Account,
    6.49%, 07/03/00
    (cost $21,298,000; Note
    5).......................              21,298        21,298,000
                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $75,092,042)..............................       75,092,042
                                                     --------------
TOTAL INVESTMENTS -- 101.9%
  (cost $1,738,797,093; Note 6).......                1,755,879,262
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.9)%....................                  (33,724,021)
                                                     --------------
NET ASSETS -- 100.0%..................               $1,722,155,241
                                                     ==============

The following abbreviations are used in portfolio descriptions:
   ADR American Depository Receipt.
   PLC Public Limited Company (British Corporation).
   SA Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation).

(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $50,735,826; cash collateral of $53,524,300 was received with which the portfolio purchased securities.
(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B54

                                EQUITY PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 84.1%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
AUTOMOBILES & TRUCKS -- 1.1%
  Delphi Automotive Systems Corp. ...     440,325   $    6,412,233
  General Motors Corp. ..............     473,826       27,511,522
  Navistar International Corp. (a)...     395,200       12,275,900
  PACCAR Inc. .......................     279,400       11,088,687
                                                    --------------
                                                        57,288,342
                                                    --------------
CHEMICALS -- 1.4%
  Eastman Chemical Co. ..............     941,550       44,959,012
  Potash Corp. of Saskatchewan, Inc.
    (Canada).........................     380,000       20,971,250
  Wellman, Inc. .....................     798,200       12,920,863
                                                    --------------
                                                        78,851,125
                                                    --------------
CONSTRUCTION & HOUSING -- 0.5%
  Centex Corp. ......................   1,200,000       28,200,000
                                                    --------------
CONSUMER SERVICES -- 3.7%
  CKE Restaurants, Inc. .............   1,933,700        5,801,100
  Darden Restaurants, Inc. ..........   7,922,700      128,743,875
  Hilton Hotels Corp. ...............   3,470,600       32,536,875
  Waste Management, Inc. ............   1,882,292       35,763,548
                                                    --------------
                                                       202,845,398
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 8.2%
  Eastman Kodak Co. .................   3,368,600      200,431,700
  Nabisco Group Holdings Corp. ......   3,710,000       96,228,125
  Philip Morris Co., Inc. ...........   2,025,000       53,789,063
  R.J. Reynolds Tobacco Holdings,
    Inc. ............................   1,236,666       34,549,356
  Sara Lee Corp. ....................   2,497,500       48,232,969
  Service Corp. International (a)....   3,712,100       11,832,319
                                                    --------------
                                                       445,063,532
                                                    --------------
DIVERSIFIED MANUFACTURING -- 0.8%
  American Standard Co., Inc.(a).....   1,050,000       43,050,000
                                                    --------------
FINANCIAL SERVICES -- 13.8%
  American Financial Group, Inc. ....     552,700       13,713,869
  American General Corp. ............     879,704       53,661,944
  AXA Financial, Inc. ...............   2,373,800       79,009,200
  Bank of America Corp. .............   1,789,856       76,963,808
  Bank of New York Co., Inc. ........   1,265,600       58,850,400
  Chubb Corp. .......................   2,206,400      135,693,600
  John Hancock Financial Services,
    Inc.(a)..........................   1,748,100       41,408,119
  Loews Corp. .......................   1,775,000      106,500,000
  Mellon Financial Corp. ............     540,200       19,683,537
  Mercantile Bankshares Corp. .......     419,400       12,503,363
  Old Republic International
    Corp. ...........................   3,198,327       52,772,395
  SAFECO Corp. ......................   2,855,800       56,759,025
  St. Paul Companies, Inc. ..........   1,320,100       45,048,412
                                                    --------------
                                                       752,567,672
                                                    --------------
HEALTHCARE SERVICE -- 16.4%
  Foundation Health Systems,
    Inc.(a)..........................   4,724,610       61,419,930
  HCA - The Healthcare Company.......   5,790,100      175,874,287
  HEALTHSOUTH Corp.(a)...............   5,787,800       41,599,813
  PacifiCare Health Systems,
    Inc.(a)..........................   1,143,900       68,848,481
  Tenet Healthcare Corp.(a)..........   7,321,732      197,686,764
  UnitedHealth Group, Inc. ..........   1,914,900      164,202,675
  Wellpoint Health Networks,
    Inc.(a)..........................   2,570,900      186,229,569
                                                    --------------
                                                       895,861,519
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
HEALTHCARE SERVICE (CONT'D.)
INDUSTRIAL TECHNOLOGY -- 0.1%
  Gerber Scientific, Inc.............     419,800   $    4,827,700
                                                    --------------
METAL & MINERALS -- 4.9%
  Alcoa, Inc. .......................   3,764,000      109,156,000
  Birmingham Steel Corp. (a).........   1,492,400        5,783,050
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "A" Stock)(a)........   3,853,300       35,161,362
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)........     319,600        2,956,300
  Newmont Mining Corp. ..............   3,057,000       66,107,625
  Phelps Dodge Corp. ................   1,263,900       47,001,281
                                                    --------------
                                                       266,165,618
                                                    --------------

OIL & GAS -- 6.2%
  Amerada Hess Corp. ................     325,000       20,068,750
  BP Amoco PLC, ADR (United
    Kingdom).........................   1,804,000      102,038,750
  Kerr-McGee Corp. ..................     590,400       34,796,700
  Occidental Petroleum Corp. ........   1,100,000       23,168,750
  Total Fina Elf SA, ADR (France)....   2,075,275      159,407,061
                                                    --------------
                                                       339,480,011
                                                    --------------
PAPER & FOREST PRODUCTS -- 9.2%
  Fort James Corp. ..................     664,000       15,355,000
  Georgia-Pacific Corp. (Timber
    Group)...........................   1,158,000       25,041,750
  Georgia-Pacific Group..............   3,875,800      101,739,750
  International Paper Co. ...........   2,261,200       67,412,025
  Mead Corp. ........................   2,690,300       67,930,075
  Rayonier, Inc. ....................     830,400       29,790,600
  Temple-Inland, Inc. ...............   1,516,600       63,697,200
  Weyerhaeuser Co. ..................   1,522,500       65,467,500
  Willamette Industries, Inc. .......   2,500,000       68,125,000
                                                    --------------
                                                       504,558,900
                                                    --------------
RETAIL -- 5.9%
  Consolidated Stores Corp.(a).......   2,023,800       24,285,600
  Dillard's, Inc. ...................   3,649,000       44,700,250
  IKON Office Solutions, Inc. .......   5,193,000       20,122,875
  J.C. Penney Co., Inc. .............   1,098,800       20,259,125
  Jones Apparel Group, Inc.(a).......     716,973       16,848,866
  Kmart Corp.(a).....................   6,500,000       44,281,250
  Pep Boys - Manny, Moe & Jack.......   1,594,900        9,569,400
  RadioShack Corp. ..................   2,166,900      102,656,887
  Sears, Roebuck & Co. ..............     138,900        4,531,613
  Toys 'R' Us, Inc.(a)...............   2,350,000       34,221,875
                                                    --------------
                                                       321,477,741
                                                    --------------
TECHNOLOGY -- 5.1%
  Arrow Electronics, Inc.(a).........   2,145,500       66,510,500
  Avnet, Inc.........................     887,600       52,590,300
  Compaq Computer Corp...............   4,533,150      115,878,647
  Computer Associates International,
    Inc..............................     791,300       40,504,669
  Lanier Worldwide, Inc.(a)..........   2,884,000        2,884,000
                                                    --------------
                                                       278,368,116
                                                    --------------
TELECOMMUNICATIONS -- 4.4%
  ALLTEL Corp. (a)...................   1,129,588       69,963,857
  AT&T Corp. ........................   1,448,700       45,815,137
  General Motors Corp. (Class "H"
    Stock)(a)........................     166,325       14,595,019

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B55

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Harris Corp. ......................   2,884,000   $   94,451,000
  Loral Space & Communications, Ltd.
    (a)..............................   2,600,000       18,037,500
                                                    --------------
                                                       242,862,513
                                                    --------------
UTILITY -- ELECTRIC -- 2.4%
  American Electric Power Co,
    Inc. ............................     180,000        5,332,500
  GPU, Inc. .........................     500,000       13,531,250
  KeySpan Corp.......................   1,356,432       41,710,284
  Reliant Energy, Inc. ..............     974,519       28,809,218
  Unicom Corp. ......................   1,112,900       43,055,319
                                                    --------------
                                                       132,438,571
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,101,340,677)..........................    4,593,906,758
                                                    --------------

                                       PRINCIPAL
SHORT-TERM                   MOODY'S     AMOUNT
INVESTMENTS --               RATING      (000)
15.8%                        -------   ----------
COMMERCIAL PAPER -- 14.6%
  American Express Co.,
    6.63%, 07/11/00........  P1        $    5,350        5,340,147
  Bank of Montreal,
    6.58%, 07/17/00........  P2            26,537       26,537,000
  Barton Capital Corp.,
    6.58%, 07/25/00........  P1            25,194       25,083,482
    6.60%, 08/07/00........  P1            28,308       28,115,978
  BCI Funding Corp.,
    6.58%, 07/11/00........  P1            14,963       14,935,651
  Black Forest Corp.,
    6.57%, 07/05/00........  P1            20,800       20,784,816
    6.56%, 07/10/00........  P1            35,000       34,942,600
  Blue Ridge Asset,
    6.58%, 07/19/00........  P1            25,000       24,917,750
  Canadian Imperial Bank of
    Commerce,
    6.58%, 07/12/00........  P2            56,000       56,000,000
  Centric Capital Corp.,
    6.65%, 08/08/00........  P1             4,800        4,766,307
  Citicorp,
    6.62%, 08/14/00........  P1            27,000       26,781,540
  Dexia Bank,
    7.13%, 07/03/00........  P2            30,000       30,000,000
  Edison Asset
    Securitization LLC,
    6.65%, 08/10/00........  P1            50,000       49,630,555
  Enterprise Funding Corp.,
    6.60%, 07/19/00........  P1            31,000       30,897,700
    6.55%, 07/28/00........  P1            25,000       24,877,187
  Falcon Asset
    Securitization Corp.,
    6.55%, 07/25/00........  P1            57,000       56,751,100
  General Motors Acceptance
    Corp.,
    6.63%, 07/12/00........  P1             4,500        4,490,884

                                       PRINCIPAL
SHORT-TERM                   MOODY'S     AMOUNT         VALUE
INVESTMENTS                  RATING      (000)         (NOTE 2)
(CONTINUED)                  -------   ----------   --------------
COMMERCIAL PAPER (CONT'D.)
  GTE Corp.,
    6.62%, 07/26/00........  P1        $    5,600   $    5,574,255
  Hartford Financial
    Services,
    6.60%, 08/18/00........  P1            55,000       54,516,000
  Kimberly Clark Corp.,
    6.54%, 07/28/00........  P1            13,000       12,936,235
  Morgan Stanley Dean
    Witter & Co.,
    6.58%, 07/27/00........  P1            20,000       19,904,956
  Old Line Funding Corp.,
    6.57%, 07/17/00........  P1            50,000       49,854,000
  Salomon Smith Barney
    Holdings, Inc.,
    6.54%, 07/28/00........  P1            28,000       27,862,660
  Sony Capital Corp.,
    6.60%, 07/07/00........  P1            50,000       49,945,000
  Target Corp.,
    6.64%, 08/07/00........  P1            20,000       19,863,511
  Thunder Bay Funding,
    Inc.,
    6.58%, 07/17/00........  P1             7,000        6,979,529
    6.56%, 07/18/00........  P1            32,981       32,878,832
    6.56%, 07/20/00........  P1            16,300       16,243,566
  TransAmerica Financial
    Corp.,
    6.60%, 07/17/00........  P1            15,000       14,956,000
  Windmill Funding Corp.,
    6.60%, 07/26/00........  P1            20,000       19,908,333
                                                    --------------
                                                       796,275,574
                                                    --------------
                                       PRINCIPAL
SHORT-TERM                               AMOUNT         VALUE
INVESTMENTS                              (000)         (NOTE 2)
(CONTINUED)                            ----------   --------------
REPURCHASE AGREEMENT -- 1.2%
  Joint Repurchase Agreement Account
    6.49%, 07/03/00 (Note 5)........       67,436       67,436,000
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $863,711,574)............................      863,711,574
                                                    --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $4,965,052,251; Note 6)..................    5,457,618,332
ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 0.1%............................        6,425,993
                                                    --------------
NET ASSETS -- 100.0%.............................   $5,464,044,325
                                                    ==============

The following abbreviations are used in portfolio descriptions:
   ADR  American Depository Receipt.
   PLC   Public Limited Company (British Corporation).
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

(a) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B56

                               JENNISON PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.9%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
ADVERTISING -- 1.1%
  Omnicom Group Inc. ................     420,200   $   37,424,063
                                                    --------------
COMPUTERS -- 8.9%
  Compaq Computer Corp. .............   1,348,100       34,460,806
  Dell Computer Corp.(a).............     775,300       38,231,981
  EMC Corp.(a).......................     968,000       74,475,500
  Hewlett-Packard Co. ...............     965,500      120,566,812
  Sun Microsystems, Inc.(a)..........     471,800       42,904,313
                                                    --------------
                                                       310,639,412
                                                    --------------
COMPUTER SOFTWARE & SERVICES -- 7.2%
  ASM Lithography Holding N.V.(a)....     555,100       24,493,787
  Cisco Systems, Inc.(a).............   1,854,000      117,844,875
  Juniper Networks, Inc.(a)..........     142,200       20,698,988
  Microsoft Corp.(a).................     758,600       60,688,000
  VERITAS Software Corp.(a)..........     229,050       25,886,229
                                                    --------------
                                                       249,611,879
                                                    --------------
COSMETICS & SOAPS -- 0.6%
  Estee Lauder Companies (Class
    "A").............................     414,500       20,491,844
                                                    --------------
DIVERSIFIED OPERATIONS -- 3.2%
  Corning, Inc. .....................     154,200       41,614,725
  General Electric Co. ..............   1,330,000       70,490,000
                                                    --------------
                                                       112,104,725
                                                    --------------
DRUGS & MEDICAL SUPPLIES -- 12.8%
  American Home Products Corp. ......   1,061,300       62,351,375
  Amgen, Inc.(a).....................     744,300       52,287,075
  Genetech, Inc.(a)..................     232,800       40,041,600
  Lilly (Eli) & Co. .................     270,200       26,986,225
  Merck & Co., Inc. .................     714,200       54,725,575
  Pfizer, Inc. ......................   2,819,300      135,326,400
  Pharmacia Corp. ...................   1,373,994       71,018,315
                                                    --------------
                                                       442,736,565
                                                    --------------
ELECTRONICS -- 8.5%
  Applied Materials, Inc.(a).........     532,600       48,266,875
  Applied Micro Circuits Corp.(a)....     232,800       22,989,000
  Broadcom Corp.(a)..................      90,200       19,748,162
  Intel Corp. .......................     954,800      127,644,825
  Texas Instruments, Inc. ...........   1,122,100       77,074,244
                                                    --------------
                                                       295,723,106
                                                    --------------
FINANCIAL SERVICES -- 10.0%
  American Express Co. ..............   1,278,600       66,647,025
  Citigroup, Inc. ...................   1,927,200      116,113,800
  Merrill Lynch & Co., Inc. .........     638,600       73,439,000
  Morgan Stanley Dean Witter &
    Co. .............................   1,111,340       92,519,055
                                                    --------------
                                                       348,718,880
                                                    --------------
INSURANCE -- 2.2%
  American International Group,
    Inc. ............................     636,425       74,779,937
                                                    --------------
INTERNET SOFTWARE -- 1.7%
  America Online, Inc.(a)............     706,600       37,273,150
  Verisign, Inc. ....................     128,000       22,592,000
                                                    --------------
                                                        59,865,150
                                                    --------------
MEDIA -- 8.2%
  AT&T Corp. -- Liberty Media Group
    (Class "A" Stock)................   2,239,000       54,295,750
  Clear Channel Communications,
    Inc.(a)..........................     779,100       58,432,500
  Time Warner, Inc. .................     476,900       36,244,400
  Univision Communications Inc(a)....     338,300       35,014,050

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  Viacom, Inc.(a)....................   1,477,119   $  100,721,052
                                                    --------------
                                                       284,707,752
                                                    --------------
OIL & GAS SERVICES -- 1.0%
  Schlumberger, Ltd. ................     479,600       35,790,150
                                                    --------------
RETAIL -- 9.7%
  Costco Wholesale Corp.(a)..........     137,500        4,537,500
  Gap, Inc. (The)....................   1,228,850       38,401,562
  Home Depot, Inc. ..................   2,269,700      113,343,144
  Kohl's Corp.(a)....................   1,277,200       71,044,250
  Tiffany & Co. .....................     525,900       35,498,250
  Wal-Mart Stores, Inc. .............   1,273,400       73,379,675
                                                    --------------
                                                       336,204,381
                                                    --------------
TELECOMMUNICATIONS -- 20.8%
  Allegiance Telecom, Inc.(a)........     475,150       30,409,600
  Ericsson (L.M.) Telephone Co., Inc.
    (ADR) (Sweden)...................   2,318,900       46,378,000
  General Motors Corp (Class "H"
    Stock)...........................     508,300       44,603,325
  Global Crossing Ltd.(a)............   1,580,000       41,573,750
  JDS Uniphase Corp.(a)..............     307,800       36,897,525
  Level 3 Communications, Inc.(a)....     173,300       15,250,400
  Metromedia Fiber Network, Inc. ....     709,200       28,146,375
  Motorola, Inc. ....................   1,026,100       29,821,031
  Nextel Communications, Inc. .......     502,400       30,740,600
  Nextlink Communications(a).........     501,600       19,029,450
  Nokia Corp. (ADR) (Finland)(a).....   2,331,500      116,429,281
  Nortel Networks Corp...............     576,100       39,318,825
  NTL, Inc.(a)(b)....................     740,850       44,358,394
  Qwest Communications International,
    Inc.(a)(b).......................   1,896,100       94,212,469
  Vodafone AirTouch Group PLC, ADR
    (United Kingdom).................   2,574,581      106,684,217
                                                    --------------
                                                       723,853,242
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,573,842,030)..........................    3,332,651,086
                                                    --------------
                                       PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM                               (000)         (NOTE 2)
INVESTMENTS -- 4.2%                    ----------   --------------
  REPURCHASE AGREEMENT
    Joint Repurchase Agreement
      Account 6.49%, 07/03/00
    (cost $145,588,000; Note 5)......  $  145,588   $  145,588,000
                                                    --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $2,719,430,030; Note 6)..................    3,478,239,086
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)...............................       (5,109,135)
                                                    --------------
NET ASSETS -- 100.0%.............................   $3,473,129,951
                                                    ==============

The following abbreviations are used in portfolio
descriptions:
ADR  American Depository Receipt
PLC  Public Limited Company (British Corporation)
NV   Naamloze Vennootschap (Dutch Corporation)

(a) Non-income producing security.

(b) Portion of the security on loans: As of June 30, 2000, the Fund had securities on loan with an aggregate market value of $113,899,238. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $119,174,485.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B57

                                GLOBAL PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 85.0%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
AUSTRALIA -- 2.3%
  Broken Hill Proprietary Co.,
    Ltd..............................   1,524,500   $   18,009,628
  Commonwealth Bank of Australia
    (c)..............................     922,600       15,280,819
                                                    --------------
                                                        33,290,447
                                                    --------------
FINLAND -- 2.3%
  Nokia Oy...........................     651,200       33,269,935
                                                    --------------
FRANCE -- 7.1%
  Havas Advertising SA (c)...........     545,940       12,497,993
  Lafarge SA.........................      97,931        7,619,640
  Legrand SA.........................      64,200       14,420,912
  Publicis SA(a) (c).................      15,489        6,084,923
  Thomson Multimedia.................     291,562       18,895,155
  Total Fina SA......................     192,938       29,617,825
  Vivendi SA.........................     143,700       12,698,533
                                                    --------------
                                                       101,834,981
                                                    --------------
REPUBLIC OF GERMANY -- 1.3%
  Infineon Technologies AG(a)........      40,600        3,203,561
  Siemens AG.........................      99,400       15,011,819
                                                    --------------
                                                        18,215,380
                                                    --------------
HONG KONG -- 2.1%
  China Merchants Holdings
    International Co., Ltd...........  11,010,400        7,556,268
  China Mobile, Ltd.(a)..............   1,765,400       15,569,199
  Guangzhou Investment Co.,
    Ltd.(a)..........................  85,621,100        6,370,291
                                                    --------------
                                                        29,495,758
                                                    --------------
ITALY -- 1.2%
  Banca Intesa SpA...................   3,806,500       17,064,302
                                                    --------------
JAPAN -- 6.2%
  Canon, Inc.........................     304,000       15,119,107
  Nippon Telegraph & Telephone
    Corp.(a).........................       1,958       26,004,615
  NTT Mobile Communications Network,
    Inc..............................         870       23,519,050
  Softbank Corp......................      36,400        4,937,220
  Sony Corp. (c).....................     217,100       20,244,808
                                                    --------------
                                                        89,824,800
                                                    --------------
MEXICO -- 2.5%
  Grupo Televisa SA (GDR)(a).........     219,100       15,104,206
  Telefonos de Mexico, SA
    (Class "L" Shares) (ADR).........     355,300       20,296,513
                                                    --------------
                                                        35,400,719
                                                    --------------
NETHERLANDS -- 1.5%
  ING Groep N.V......................     328,800       22,251,276
                                                    --------------
SINGAPORE -- 0.9%
  Singapore Airlines, Ltd............   1,251,700       12,383,031
                                                    --------------
SOUTH KOREA -- 1.3%
  Samsung Electronics Co., Ltd.......      55,070       18,224,551
                                                    --------------
SPAIN -- 3.2%
  Banco Santander SA(a)..............   1,881,000       19,867,395
  Telefonica SA......................   1,191,808       25,631,774
                                                    --------------
                                                        45,499,169
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
SWEDEN -- 3.7%
  Hennes & Mauritz AB................     788,400   $   16,503,951
  Skanska AB (Class "B" Shares)......     435,200       15,472,567
  Telefonaktiebolaget LM Ericsson
    AB...............................   1,094,400       21,726,761
                                                    --------------
                                                        53,703,279
                                                    --------------
UNITED KINGDOM -- 7.9%
  Bank of Scotland...................   1,407,200       13,410,094
  Canary Wharf Finance PLC...........   1,601,000        8,993,946
  GKN PLC............................   1,084,800       13,865,897
  Hays PLC...........................   2,026,045       11,320,283
  Vodafone AirTouch PLC..............  10,986,851       44,479,020
  Barclays PLC.......................     887,991       22,121,615
                                                    --------------
                                                       114,190,855
                                                    --------------
UNITED STATES -- 41.5%
  American Home Products Corp........     221,000       12,983,750
  AT&T Corp..........................     363,500       10,132,563
  Atmel Corp.(a) (c).................     408,000       15,045,000
  Cablevision Systems Corp.
    (Class "A" Shares)(a)............     132,000        8,959,500
  Citigroup Inc......................     664,600       40,042,150
  Clear Channel Communications,
    Inc.(a)..........................     196,200       14,715,000
  Comcast Corp. (Class "A"
    Shares)(a).......................     315,700       12,785,850
  Electronic Arts, Inc.(a)...........     464,200       33,857,587
  Fox Entertainment Group, Inc.
    (Class "A" Stock)(a).............     564,800       17,155,800
  Intertrust Technologies Corp.......     215,100        4,422,994
  JDS Uniphase Corp.(a)..............     162,200       19,443,725
  Juniper Networks, Inc.(a)..........     130,600       19,010,462
  Mediaone Group, Inc. (c)...........      97,500        6,447,188
  Micron Technology, Inc.............     306,200       26,964,737
  Omnicom Group, Inc.................     238,500       21,241,406
  Ondisplay, Inc.....................      73,800        6,010,088
  Oracle Systems Corp.(a)............     517,600       43,510,750
  Pharmacia Corp.....................     388,200       20,065,087
  PMC-Sierra, Inc.(a)................     166,700       29,620,506
  Portal Software, Inc...............     207,300       13,241,288
  Quest Software, Inc. (c)...........      83,600        4,629,350
  SCI Systems, Inc.(a)...............     488,400       19,139,175
  Solectron Corp.(a) (c).............   1,147,400       48,047,375
  Target Corp........................     316,800       18,374,400
  Texas Instruments, Inc.............     311,200       21,375,550
  Time Warner, Inc. (c)..............     681,400       51,786,400
  USA Networks, Inc.(a)..............   1,440,300       31,146,487
  Wal-Mart Stores, Inc...............     192,500       11,092,813
  Williams-Sonoma, Inc.(a)...........     472,900       15,339,694
                                                    --------------
                                                       596,586,675
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $931,781,068)................                1,221,235,158
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B58

JUNE 30, 2000 (UNAUDITED)

                                             PRINCIPAL
                                 MOODY'S      AMOUNT         VALUE
SHORT-TERM                       RATING        (000)        (NOTE 2)
INVESTMENTS -- 15.0%           -----------   ---------   --------------
COMMERCIAL PAPER -- 7.3%
  American Electric Power
    6.83%, 07/21/00(b).......    P1           $ 8,000    $    7,969,644
  Bombardier Capital, Inc.
    6.82, 07/21/00(b)........    P1             4,200         4,184,087
  CitiCorp 6.55%,
    07/10/00(b)..............    P1            20,000        19,967,250
  Conagra, Inc. 6.85%,
    07/7/00(b)...............    P1             8,600         8,590,182
  General Electric Capital
    International 6.52%,
    07/14/00(b)..............    P1            24,000        23,943,493
  GPU Capital, Inc. 6.89%,
    07/14/00(b)..............    P1             8,900         8,877,856
  Hartford Financial Services
    6.60%, 08/18/00(b).......    P1             3,041         3,014,239
  Keyspan Corp. 6.82%,
    07/19/00(b)..............    P1             6,124         6,103,117
  Suntrust Grand Cayman
    7.00%, 07/03/00(b).......    P1            13,782        13,782,000
  TRW, Inc. 6.90%,
    08/15/00(b)..............    P1             8,000         7,931,000
                                                         --------------
                                                            104,362,868
                                                         --------------
U.S. GOVERNMENT OBLIGATIONS -- 5.9%
  United States Treasury Bills,
    5.61%, 08/17/00.......................     11,800        11,713,575
    5.59%, 08/17/00.......................      5,310         5,271,420
    5.74%, 09/14/00.......................     68,804        67,981,219
                                                         --------------
                                                             84,966,214
                                                         --------------
REPURCHASE AGREEMENT -- 1.8%
  Joint Repurchase Agreement Account,
    6.49%, 07/03/00
    (cost $25,850,000; Note 5)............     25,850        25,850,000
                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $215,179,082).................................      215,179,082
                                                         --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $1,146,960,150; Note 6).......................    1,436,414,240
FORWARD CURRENCY CONTRACTS -- AMOUNT
  PAYABLE TO COUNTERPARTIES(d)........................         (418,608)
ASSETS IN EXCESS OF OTHER
  LIABILITIES.........................................          542,913
                                                         --------------
TOTAL NET ASSETS -- 100.0%............................   $1,436,538,545
                                                         ==============

The following abbreviations are used in portfolio descriptions:
   AB  Aktiebolag (Swedish Stock Company)
   AG  Aktiengesellschaft (German Stock Company)
   N.V.  Naamloze Vennootschap (Dutch Corporation)
   Oy  Osokehio (Finnish Corporation)
   PLC  Public Limited Company (British Corporation)
   SA Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation)
(a) Non-income producing security.
(b) Represents security purchased with cash collateral received for securities on loan.
(c) Portion of securities on loan with an aggregate market value of $101,658,341; cash collateral of $103,874,453 was received with which the portfolio purchased securities.

(d) Outstanding forward currency contract as of June 30, 2000 was as follows:

FOREIGN CURRENCY          VALUE AT         CURRENT      APPRECIATION
CONTRACT               SETTLEMENT DATE      VALUE      (DEPRECIATION)
----------------       ---------------   -----------   --------------
Purchase Contract:
  Japanese Yen,
    expiring 8/15/00     $17,611,196     $17,629,352      $  18,156
Sale Contract:
  Japanese Yen,
    expiring 8/15/00     $17,192,588     $17,629,352      $(436,764)
                                                          ---------
                                                          $(418,608)
                                                          =========

The industry classification of portfolio of holdings shown as a percentage of net assets as of June 30, 2000 were as follows:

Telecommunications                                       20.0%
Electronics                                              15.1%
Media                                                     9.5%
Computer Software & Services                              5.7%
Commercial Banking                                        4.9%
Financial Services                                        4.8%
Retail                                                    4.3%
Diversified Operations                                    2.9%
Advertising                                               2.8%
Pharmaceuticals                                           2.3%
Oil & Gas Services                                        2.1%
Telephones                                                1.4%
Manufacturing                                             1.3%
Banks                                                     1.2%
Construction                                              1.1%
Diversified Manufacturing                                 1.1%
Automobiles & Manufacturing                               1.0%
Electrical Equipment                                      1.0%
Airlines                                                  0.9%
Real Estate-Development                                   0.6%
Building Materials & Components                           0.5%
Materials                                                 0.5%
Commercial Paper                                          7.3%
U.S. Government Securities                                5.9%
Repurchase Agreement                                      1.8%
                                                        ------
                                                        100.0%
                                                        ======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B59

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1: GENERAL

        The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only eleven Portfolios: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio and Global Portfolio.

        The Portfolios of the Series Fund have the following as investment objectives:

        MONEY MARKET PORTFOLIO: Current income, stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

        DIVERSIFIED BOND PORTFOLIO: High level of income over the long term by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

        GOVERNMENT INCOME PORTFOLIO: High level of income over the long term by investing primarily in intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies, mortgage-backed securities and foreign government securities.

        CONSERVATIVE BALANCED PORTFOLIO: Favorable total return consistent with a more conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

        FLEXIBLE MANAGED PORTFOLIO: High total return by investing in money market instruments, bonds and common stocks.

        HIGH YIELD BOND PORTFOLIO: High total return by investing primarily in noninvestment-grade bonds.

        STOCK INDEX PORTFOLIO: Results that correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

        EQUITY INCOME PORTFOLIO: Current income and capital appreciation by investing primarily in stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.

        EQUITY PORTFOLIO: Capital appreciation by investing primarily in stocks of major, established companies.

        PRUDENTIAL JENNISON PORTFOLIO: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

        GLOBAL PORTFOLIO: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

NOTE 2: ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

        SECURITIES VALUATION: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

        The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

        The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at June 30, 2000 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

        REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

                                       C1

        FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

            (i) market value of investment securities, other assets and liabilities -- at the current rates of exchange.

            (ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

        Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

        Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

        FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
        (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

        SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

        OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

        The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
        (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

        FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

        The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.


                                       C2

        SECURITIES LENDING: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the six months ended June 30, 2000, PSI has been compensated by the following amounts:

            Conservative Balanced Portfolio ........      $  313,795
            Flexible Managed Portfolio .............         359,455
            High Yield Bond Portfolio ..............          12,876
            Stock Index Portfolio ..................           6,743
            Equity Income Portfolio ................          56,215
            Prudential Jennison Portfolio ..........         175,958
            Global Portfolio .......................          91,526
                                                          ----------
                                                          $1,016,568
                                                          ==========

        SWAPS: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

        SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses, which are attributable directly at a Portfolio or class level.

        For Portfolio's with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

        CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits, which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

        TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

        Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

        DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

        Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

        RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
        Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain
        (loss) on investments available for distributions determined in accordance with income tax regulations. For the six months ended June 30, 2000, the application


                                       C3
        of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gain (loss) on investments ("G/L") by the following amounts:

                                                       UNI             G/L
                                                   ----------     ------------
            Equity Income Portfolio(a) .........   $       50     $       (50)
            Equity Portfolio(a) ................    2,338,357      (2,338,357)
            Global Portfolio(a) ................      363,522        (363,522)

            (a) Reclassification of net foreign currency gain (loss).

        Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3: AGREEMENTS

        The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential pays for the services of PIC and Jennison, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

        The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                                                         Investment Advisory Fee
                                                         -----------------------
            Money Market Portfolio .....................          0.40%
            Diversified Bond Portfolio .................          0.40
            Government Income Portfolio ................          0.40
            Conservative Balanced Portfolio ............          0.55
            Flexible Managed Portfolio .................          0.60
            High Yield Bond Portfolio ..................          0.55
            Stock Index Portfolio ......................          0.35
            Equity Income Portfolio ....................          0.40
            Equity Portfolio ...........................          0.45
            Prudential Jennison Portfolio ..............          0.60
            Global Portfolio ...........................          0.75

        The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of the Prudential Jennison Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter.

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

        The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

        The Prudential has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the six months ended June 30, 2000.

        PIC, PIMS, PIFM and Jennison are wholly-owned subsidiaries of The Prudential.

        The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pays a commitment fee at an annual rate of 0.080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
        0.065 of 1% of the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2000.

NOTE 4: OTHER TRANSACTIONS WITH AFFILIATES

        Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to


                                       C4
        nonaffiliates. During the six months ended June 30, 2000, the Series Fund incurred fees for the services of PMFS and as of June 30, 2000 fees were due to PMFS as follows:

                                               Amount Incurred
                                                   for the         Amount Due
                                               Six Months Ended      as of
                                                June 30, 2000    June 30, 2000
                                               ----------------  -------------
            Money Market Portfolio .............   $ 4,800          $  800
            Diversified Bond Portfolio .........     4,900             800
            Government Income Portfolio ........     3,400             600
            Conservative Balanced Portfolio ....     4,000             700
            Flexible Managed portfolio .........     5,000             800
            High Yield Bond Portfolio ..........     4,800             800
            Stock Index Portfolio ..............     5,000             800
            Equity Income Portfolio ............     4,600             800
            Equity Portfolio ...................     5,000             900
            Prudential Jennison Portfolio ......     5,100             900
            Global Portfolio ...................     4,700             800
                                                   -------          ------
                                                   $51,300          $8,700
                                                   =======          ======

        For the six months ended June 30, 2000, PSI, earned $315,929 in brokerage commissions from transactions executed on behalf of the following Portfolios:

                                                           Commission
                                                           ----------
            Conservative Balanced Portfolio ..........      $  3,837
            Flexible Managed portfolio ...............        20,378
            Equity Income Portfolio ..................        54,004
            Equity Portfolio .........................        99,440
            Prudential Jennison Portfolio ............       138,270
                                                            --------
                                                            $315,929
                                                            ========

NOTE 5: JOINT REPURCHASE AGREEMENT ACCOUNT

        The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $631,671,000 as of June 30, 2000. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                     Principal      Percentage
                                                       Amount        Interest
                                                    ------------    ----------
            Diversified Bond Portfolio .........    $ 34,236,000       5.42%
            Government Income Portfolio ........      14,963,000       2.37
            Conservative Balanced Portfolio ....      57,017,000       9.03
            Flexible Managed Portfolio .........      97,471,000      15.43
            High Yield Bond Portfolio ..........      41,437,000       6.56
            Stock Index Portfolio ..............      59,383,000       9.40
            Equity Income Portfolio ............      21,298,000       3.37
            Equity Portfolio ...................      67,436,000      10.67
            Prudential Jennison Portfolio ......     145,588,000      23.05
            Global Portfolio ...................      25,850,000       4.09
            All other Portfolios ...............      66,992,000      10.61
                                                    ------------     ------
                                                    $631,671,000     100.00%
                                                    ============     ======

        ABN AMRO Inc., 6.60%, in the principal amount of $130,000,000, repurchase price $130,071,500, due 7/3/00. The value of the collateral including accrued interest was $132,600,710.

        ABN AMRO Inc., 6.20%, in the principal amount of $76,455,000, repurchase price $76,494,502, due 7/3/00. The value of the collateral including accrued interest was $77,984,334.

        Bear, Stearns & Co., Inc., 6.55%, in the principal amount of $125,000,000, repurchase price $125,068,229, due 7/3/00. The value of the collateral including accrued interest was $127,935,940.

        Credit Suisse First Boston Corp., 6.65%, in the principal amount of $125,000,000, repurchase price $125,069,271, due 7/3/00. The value of the collateral including accrued interest was $130,618,178.

        UBS Warburg, 6.55%, in the principal amount of $100,000,000, repurchase price $100,054,583, due 7/3/00. The value of the collateral including accrued interest was $102,001,028.

        UBS Warburg, 6.25%, in the principal amount of $75,216,000, repurchase price $75,255,175, due 7/3/00. The value of the collateral including accrued interest was $76,721,755.


                                       C5

NOTE 6: PORTFOLIO SECURITIES

        The aggregate cost of purchase and proceeds from sales of securities (excluding short-term issues) for the six months ended June 30, 2000 were as follows:


        Cost of Purchases:
                                                   Government     Non-Government
                                                   Securities       Securities
                                                 --------------   --------------
        Diversified Bond Portfolio ............  $  341,777,415   $  247,515,370
        Government Income Portfolio ...........     350,848,552                0
        Conservative Balanced Portfolio .......     794,806,228    1,096,759,509
        Flexible Managed Portfolio ............     669,592,038    1,674,359,362
        High Yield Bond Portfolio .............               0      288,699,800
        Stock Index Portfolio .................               0      133,703,961
        Equity Income Portfolio ...............               0      765,025,163
        Equity Portfolio ......................               0      251,721,501
        Prudential Jennison Portfolio .........               0    1,842,685,398
        Global Portfolio ......................               0      376,923,599


        Proceeds from Sales:
                                                   Government     Non-Government
                                                   Securities       Securities
                                                 --------------   --------------
        Diversified Bond Portfolio ............  $  273,669,937   $  332,157,325
        Government Income Portfolio ...........     393,492,453                0
        Conservative Balanced Portfolio .......   1,078,594,082    1,478,115,288
        Flexible Managed Portfolio ............     340,750,236    2,274,589,749
        High Yield Bond Portfolio .............               0      263,848,234
        Stock Index Portfolio .................               0      105,636,662
        Equity Income Portfolio ...............               0      887,894,500
        Equity Portfolio ......................               0      842,655,641
        Prudential Jennison Portfolio .........               0    1,266,685,655
        Global Portfolio ......................               0      355,097,058

        The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of were as follows:

                                                                       Total Net
                                                                       Unrealized            Gross           Gross
                                                        Tax           Appreciation        Unrealized       Unrealized
                                                       Basis         (Depreciation)      Appreciation     Depreciation
                                                   --------------    --------------     --------------    ------------
        Diversified Bond Portfolio ............    $1,251,783,832    $  (36,057,203)    $    5,834,834    $ 41,892,037
        Government income Portfolio ...........       313,671,938        (6,640,003)           434,284       7,074,287
        Conservative Balanced Portfolio .......     4,224,893,396       306,700,826        513,043,451     206,342,625
        Flexible Managed Portfolio ............     5,087,503,758       307,146,880        594,772,598     287,625,718
        High Yield Bond Portfolio .............       874,482,573      (116,206,186)        15,876,945     132,083,131
        Stock Index Portfolio .................     2,421,693,015     2,210,555,510      2,370,266,248     159,710,678
        Equity Income Portfolio ...............     1,738,740,135        17,139,127        253,827,943     236,688,816
        Equity Portfolio ......................     4,965,052,251       492,566,081      1,138,419,652     645,853,571
        Prudential Jennison Portfolio .........     2,724,954,392       753,284,694        852,783,794      99,499,100
        Global Portfolio ......................     1,147,863,512       288,550,728        320,547,370      31,996,642



        The Global Portfolio entered into 3 swap agreements with Merrill Lynch International. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Global Portfolio pays 3 month LIBOR plus 0.75% based on the value of the shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Global Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. Details of the swap agreements are as follows:


                     Termination                      Current          Current        Appreciation
        Open Date       Date          Shares           Value            Basis        (Depreciation)
        ---------    -----------   -----------      -----------      -----------     --------------
         8/16/99       8/18/00       1,874,689      $ 8,828,956      $10,165,688      $(1,336,732)
        11/16/99       8/18/00       1,253,632        5,904,053        6,797,945         (893,892)
        11/16/99       8/18/00       1,367,896        6,442,186        7,417,553         (975,367)
                                                    -----------      -----------      -----------
                                                    $21,175,195      $24,381,186      $(3,205,991)
                                                    ===========      ===========      ===========


        The Global Portfolio also entered into a future swap agreement with Merrill Lynch International having the following description. The Global Portfolio receives the positive change in the market value of Dow Jones Euro Stoxx 50 Sept '00


                                       C6
        future and pays the negative change in the market value of the Dow Jones Euro Stoxx 50 Sept '00. The Global Portfolio paid a transaction fee for the agreement. The Portfolio will pay a fee at termination of the swap. Details of the swap are as follows:


                     Termination                      Current          Current
        Open Date       Date        Contracts          Value            Basis         Appreciation
        ---------    -----------   -----------      -----------      -----------     --------------
         6/1/00        9/20/00        1,350         $67,061,974      $66,774,997        $286,977


        For federal income tax purposes, the following Portfolios had post-October losses deferred and capital loss carryforwards as of December 31, 1999. Accordingly no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                                       Post-October     Post-October     Capital Loss
                                                        Currency           Capital       Carryforwards
                                                     Losses Deferred   Losses Deferred     Available     Expiration Date
                                                     ---------------   ---------------   -------------   ---------------
        Conservative Balanced Portfolio ............        --           $ 8,302,364           --               --
        Flexible Managed Portfolio .................        --            16,235,978           --               --
        High Yield Bond Portfolio ..................        --             4,418,508     $  (2,841,700)        2003
                                                                                           (43,467,300)        2007
                                                                                         -------------
                                                                                           (46,309,000)
        Global Portfolio ...........................     $262,338             --               --               --


NOTE 7: CAPITAL

        The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2000, the Equity and Prudential Jennison Portfolios have Class II shares outstanding.

        Transactions in shares of common stock of the Equity and Prudential Jennison Portfolios were as follows:


        EQUITY PORTFOLIO:

                          Class I                     Shares          Amount
                          -------                  ------------  --------------
        Six months ended June 30, 2000:
          Capital stock sold ....................    3,146,069   $   86,587,014
          Capital stock issued in reinvestment
            of dividends and distributions ......    6,358,428      165,952,214
          Capital stock repurchased .............  (19,064,840)    (516,323,539)
                                                   -----------   --------------
          Net decrease in shares outstanding ....   (9,560,343)  $ (263,784,311)
                                                   ===========   ==============

                                                      Shares          Amount
                                                   ------------  --------------
        Year ended December 31, 1999:
          Capital stock sold ....................    8,671,360   $  269,536,387
          Capital stock issued in reinvestment
            of dividends and distributions ......   29,303,403      742,957,463
          Capital stock repurchased .............  (33,039,026)  (1,018,930,728)
                                                   -----------   --------------
          Net increase in shares outstanding ....    4,935,737   $   93,563,122
                                                   ===========   ==============


                         Class II                     Shares          Amount
                         --------                  ------------  --------------
        Six months ended June 30, 2000:
          Capital stock sold ....................       41,625   $    1,144,430
          Capital stock issued in reinvestment
            of dividends and distributions ......          486           15,453
          Capital stock repurchased .............      (30,644)        (840,234)
                                                   -----------   --------------
          Net increase in shares outstanding ....       11,467   $      319,649
                                                   ===========   ==============


                                       C7

                                                      Shares          Amount
                                                   ------------  --------------
        May 3, 1999(a) through December 31, 1999:
          Capital stock sold ....................       14,063   $      457,113
          Capital stock issued in reinvestment
            of dividends and distributions ......        1,186           33,511
          Capital stock repurchased .............       (4,199)        (135,030)
                                                   -----------   --------------
          Net increase in shares outstanding ....       11,050   $      355,594
                                                   ===========   ==============
        (a) Commencement of offering of
            Equity Portfolio Class II shares.



        PRUDENTIAL JENNISON PORTFOLIO:

                          Class I                     Shares          Amount
                          -------                  ------------  --------------
        Six months ended June 30, 2000:
          Capital stock sold ....................   22,342,715   $  749,265,516
        Capital stock issued in reinvestment
          of dividends and distributions ........    1,630,628       49,620,027
        Capital stock repurchased ...............   (4,759,602)    (157,150,860)
                                                   -----------   --------------
        Net increase in shares outstanding ......   19,213,741   $  641,734,683
                                                   ===========   ==============


                         Class II                     Shares          Amount
                         --------                  ------------  --------------
        February 10, 2000(b) through June 30, 2000:
        Capital stock sold ......................       87,950   $    2,840,721
        Capital stock issued in reinvestment
          of dividends and distributions ........           73            2,217
        Capital stock repurchased ...............       (4,108)        (132,434)
                                                   -----------   --------------
        Net increase in shares outstanding ......       83,915   $    2,710,504
                                                   ===========   ==============

        (b) Commencement of offering of Prudential
            Jennison Portfolio Class II shares.


                                       C8

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                    MONEY MARKET PORTFOLIO
                                            -----------------------------------------------------------------------
                                               SIX
                                              MONTHS                               YEAR ENDED
                                              ENDED                               DECEMBER 31,
                                             JUNE 30,        ------------------------------------------------------
                                               2000             1999        1998       1997       1996     1995(c)
                                            ----------       ----------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  10.00         $  10.00    $  10.00   $  10.00   $  10.00   $  10.00
                                             --------         --------    --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains........................       0.29             0.49        0.52       0.54       0.51       0.56
Dividends and distributions...............      (0.29)           (0.49)      (0.52)     (0.54)     (0.51)     (0.56)
                                             --------         --------    --------   --------   --------   --------
Net Asset Value, end of period............   $  10.00         $  10.00    $  10.00   $  10.00   $  10.00   $  10.00
                                             ========         ========    ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       2.94%            4.97%       5.39%      5.41%      5.22%      5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,166.8         $1,335.5    $  920.2   $  657.5   $  668.8   $  613.3
Ratios to average net assets:
  Expenses................................       0.43%(b)         0.42%       0.41%      0.43%      0.44%      0.44%
  Net investment income...................       5.79%(b)         4.90%       5.20%      5.28%      5.10%      5.64%

                                                                       DIVERSIFIED BOND
                                            -----------------------------------------------------------------------
                                               SIX
                                              MONTHS                               YEAR ENDED
                                              ENDED                               DECEMBER 31,
                                             JUNE 30,        ------------------------------------------------------
                                               2000             1999        1998       1997       1996     1995(c)
                                            ----------       ----------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  10.95         $  11.06    $  11.02   $  11.07   $  11.31   $  10.04
                                             --------         --------    --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.41             0.67        0.69       0.80       0.76       0.76
Net realized and unrealized gains (losses)
  on investments..........................      (0.11)           (0.75)       0.08       0.11      (0.27)      1.29
                                             --------         --------    --------   --------   --------   --------
    Total from investment operations......       0.30            (0.08)       0.77       0.91       0.49       2.05
                                             --------         --------    --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.17)              --       (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized gains.....         --(d)         (0.03)      (0.04)     (0.13)        --      (0.03)
                                             --------         --------    --------   --------   --------   --------
    Total distributions...................      (0.17)           (0.03)      (0.73)     (0.96)     (0.73)     (0.78)
                                             --------         --------    --------   --------   --------   --------
Net Asset Value, end of period............   $  11.08         $  10.95    $  11.06   $  11.02   $  11.07   $  11.31
                                             ========         ========    ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       2.80%           (0.74)%      7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,210.7         $1,253.8    $1,122.6   $  816.7   $  720.2   $  655.8
Ratios to average net assets:
  Expenses................................       0.43%(b)         0.43%       0.42%      0.43%      0.45%      0.44%
  Net investment income...................       6.85%(b)         6.25%       6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate...................         51%             171%        199%       224%       210%       199%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Less than $0.002 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D1

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 GOVERNMENT INCOME PORTFOLIO
                                            ---------------------------------------------------------------------
                                            SIX MONTHS                            YEAR ENDED
                                              ENDED                              DECEMBER 31,
                                             JUNE 30,        ----------------------------------------------------
                                               2000            1999       1998       1997       1996     1995(C)
                                            ----------       --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  11.55        $  11.87   $  11.52   $  11.22   $  11.72   $  10.46
                                             --------        --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.52            0.76       0.67       0.75       0.75       0.74
Net realized and unrealized gains (losses)
  on investments..........................      (0.01)          (1.08)      0.36       0.30      (0.51)      1.28
                                             --------        --------   --------   --------   --------   --------
    Total from investment operations......       0.51           (0.32)      1.03       1.05       0.24       2.02
                                             --------        --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.22)             --      (0.68)     (0.75)     (0.74)     (0.76)
Distributions from net realized gains.....      (0.03)             --         --(d)       --        --         --
                                             --------        --------   --------   --------   --------   --------
    Total distributions...................      (0.25)             --      (0.68)     (0.75)     (0.74)     (0.76)
                                             --------        --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  11.81        $  11.55   $  11.87   $  11.52   $  11.22   $  11.72
                                             ========        ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       4.43%          (2.70)%     9.09%      9.67%      2.22%     19.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $  285.7        $  335.5   $  443.2   $  429.6   $  482.0   $  501.8
Ratios to average net assets:
  Expenses................................       0.45%(b)        0.44%      0.43%      0.44%      0.46%      0.45%
  Net investment income...................       6.07%(b)        5.72%      5.71%      6.40%      6.38%      6.55%
Portfolio turnover rate...................        116%            106%       109%        88%        95%       195%

                                                              CONSERVATIVE BALANCED PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  15.36       $  15.08   $  14.97   $  15.52   $  15.31   $  14.10
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.32           0.62       0.66       0.76       0.66       0.63
Net realized and unrealized gains (losses)
  on investments..........................      (0.12)          0.37       1.05       1.26       1.24       1.78
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......       0.20           0.99       1.71       2.02       1.90       2.41
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.17)         (0.62)     (0.66)     (0.76)     (0.66)     (0.64)
Distributions from net realized gains.....         --          (0.06)     (0.94)     (1.81)     (1.03)     (0.56)
Distributions in excess from net realized
  gains...................................         --          (0.03)        --         --         --         --
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.17)         (0.71)     (1.60)     (2.57)     (1.69)     (1.20)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  15.39       $  15.36   $  15.08   $  14.97   $  15.52   $  15.31
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       1.39%          6.69%     11.74%     13.45%     12.63%     17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $3,998.2       $4,387.1   $4,796.0   $4,744.2   $4,478.8   $3,940.8
Ratios to average net assets:
  Expenses................................       0.58%(b)       0.57%      0.57%      0.56%      0.59%      0.58%
  Net investment income...................       4.11%(b)       4.02%      4.19%      4.48%      4.13%      4.19%
Portfolio turnover rate...................         48%           109%       167%       295%       295%       201%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Less than $0.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D2

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 FLEXIBLE MANAGED PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  17.64       $  16.56   $  17.28   $  17.79   $  17.86   $  15.50
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.33           0.58       0.58       0.59       0.57       0.56
Net realized and unrealized gains (losses)
  on investments..........................      (0.23)          0.69       1.14       2.52       1.79       3.15
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......       0.10           1.27       1.72       3.11       2.36       3.71
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.15)            --      (0.59)     (0.58)     (0.58)     (0.56)
Distributions from net realized gains.....      (0.24)         (0.19)     (1.85)     (3.04)     (1.85)     (0.79)
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.39)         (0.19)     (2.44)     (3.62)     (2.43)     (1.35)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  17.35       $  17.64   $  16.56   $  17.28   $  17.79   $  17.86
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       0.64%          7.78%     10.24%     17.96%     13.64%     24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $4,754.3       $5,125.3   $5,410.0   $5,490.1   $4,896.9   $4,261.2
Ratios to average net assets:
  Expenses................................       0.63%(b)       0.62%      0.61%      0.62%      0.64%      0.63%
  Net investment income...................       3.39%(b)       3.20%      3.21%      3.02%      3.07%      3.30%
Portfolio turnover rate...................         52%            76%       138%       227%       233%       173%

                                                                 HIGH YIELD BOND PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $   7.52       $   7.21   $   8.14   $   7.87   $   7.80   $   7.37
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.42           0.79       0.77       0.78       0.80       0.81
Net realized and unrealized gains (losses)
  on investments..........................      (0.56)         (0.46)     (0.94)      0.26       0.06       0.46
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......      (0.14)          0.33      (0.17)      1.04       0.86       1.27
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.21)         (0.02)     (0.76)     (0.77)     (0.78)     (0.84)
Dividends in excess of net investment
  income..................................         --             --         --         --      (0.01)        --
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.21)         (0.02)     (0.76)     (0.77)     (0.79)     (0.84)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $   7.17       $   7.52   $   7.21   $   8.14   $   7.87   $   7.80
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (1.90)%         4.61%     (2.36)%    13.78%     11.39%     17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $  736.4       $  802.2   $  789.3   $  568.7   $  432.9   $  367.9
Ratios to average net assets:
  Expenses................................       0.59%(b)       0.60%      0.58%      0.57%      0.63%      0.61%
  Net investment income...................      10.38%(b)      10.48%     10.31%      9.78%      9.89%     10.34%
Portfolio turnover rate...................         37%            58%        63%       106%        88%       139%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D3

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                   STOCK INDEX PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  44.45       $  37.74   $  30.22   $  23.74   $  19.96   $  14.96
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.18           0.44       0.42       0.43       0.40       0.40
Net realized and unrealized gains (losses)
  on investments..........................      (0.43)          7.23       8.11       7.34       4.06       5.13
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......      (0.25)          7.67       8.53       7.77       4.46       5.53
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.10)         (0.43)     (0.42)     (0.42)     (0.40)     (0.38)
Distributions from net realized gains.....      (0.04)         (0.53)     (0.59)     (0.87)     (0.28)     (0.15)
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.14)         (0.96)     (1.01)     (1.29)     (0.68)     (0.53)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  44.06       $  44.45   $  37.74   $  30.22   $  23.74   $  19.96
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (0.54)%        20.54%     28.42%     32.83%     22.57%     37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $4,628.9       $4,655.0   $3,548.1   $2,448.2   $1,581.4   $1,031.3
Ratios to average net assets:
  Expenses................................       0.38%(b)       0.39%      0.37%      0.37%      0.40%      0.38%
  Net investment income...................       0.84%(b)       1.09%      1.25%      1.55%      1.95%      2.27%
Portfolio turnover rate...................          2%             2%         3%         5%         1%         1%

                                                                  EQUITY INCOME PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  19.52       $  20.03   $  22.39   $  18.51   $  16.27   $  14.48
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.25           0.51       0.56       0.61       0.58       0.64
Net realized and unrealized gains (losses)
  on investments..........................      (1.29)          1.89      (1.03)      6.06       2.88       2.50
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......      (1.04)          2.40      (0.47)      6.67       3.46       3.14
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.16)         (0.50)     (0.59)     (0.57)     (0.71)     (0.62)
Distributions from net realized gains.....      (0.04)         (2.41)     (1.30)     (2.22)     (0.51)     (0.73)
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.20)         (2.91)     (1.89)     (2.79)     (1.22)     (1.35)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  18.28       $  19.52   $  20.03   $  22.39   $  18.51   $  16.27
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (5.31)%        12.52%     (2.38)%    36.61%     21.74%     21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,722.2       $2,024.0   $2,142.3   $2,029.8   $1,363.5   $1,110.0
Ratios to average net assets:
  Expenses................................       0.42%(b)       0.42%      0.42%      0.41%      0.45%      0.43%
  Net investment income...................       2.63%(b)       2.34%      2.54%      2.90%      3.36%      4.00%
Portfolio turnover rate...................         43%            16%        20%        38%        21%        64%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                       EQUITY PORTFOLIO
                                       ---------------------------------------------------------------------------------
                                                                     CLASS I                                   CLASS II
                                       --------------------------------------------------------------------   ----------
                                          SIX                                                                    SIX
                                         MONTHS                             YEAR ENDED                          MONTHS
                                         ENDED                             DECEMBER 31,                         ENDED
                                        JUNE 30,       ----------------------------------------------------    JUNE 30,
                                          2000           1999       1998       1997       1996     1995(c)       2000
                                       ----------      --------   --------   --------   --------   --------   ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period.............................   $  28.90       $  29.64   $  31.07   $  26.96   $  25.64   $  20.66     $28.92
                                        --------       --------   --------   --------   --------   --------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................       0.27           0.54       0.60       0.69       0.71       0.55       0.15
Net realized and unrealized gains
  (losses) on investments............      (1.86)          3.02       2.21       5.88       3.88       5.89      (1.80)
                                        --------       --------   --------   --------   --------   --------     ------
    Total from investment
      operations.....................      (1.61)          3.56       2.81       6.57       4.59       6.44      (1.65)
                                        --------       --------   --------   --------   --------   --------     ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................      (0.14)         (0.63)     (0.60)     (0.70)     (0.67)     (0.52)     (0.11)
Distributions from net realized
  gains..............................      (0.67)         (3.77)     (3.64)     (1.76)     (2.60)     (0.94)     (0.67)
                                        --------       --------   --------   --------   --------   --------     ------
    Total distributions..............      (0.81)         (4.30)     (4.24)     (2.46)     (3.27)     (1.46)     (0.78)
                                        --------       --------   --------   --------   --------   --------     ------
Net Asset Value, end of period.......   $  26.50       $  28.90   $  29.64   $  31.07   $  26.96   $  25.64     $26.49
                                        ========       ========   ========   ========   ========   ========     ======
TOTAL INVESTMENT RETURN(a)...........      (5.47)%        12.49%      9.34%     24.66%     18.52%     31.29%     (5.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)..........................   $5,463.4       $6,235.0   $6,247.0   $6,024.0   $4,814.0   $3,813.8     $  0.6
Ratios to average net assets:
  Expenses...........................       0.47%(b)       0.47%      0.47%      0.46%      0.50%      0.48%      0.87%(b)
  Net investment income..............       1.98%(b)       1.72%      1.81%      2.27%      2.54%      2.28%      1.65%(b)
Portfolio turnover rate..............          5%             9%        25%        13%        20%        18%         5%

                                       EQUITY PORTFOLIO
                                       -----------------
                                           CLASS II
                                       -----------------

                                        MAY 3, 1999(e)
                                            THROUGH
                                         DECEMBER 31,
                                             1999
                                       -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period.............................       $32.79
                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................         0.28
Net realized and unrealized gains
  (losses) on investments............        (0.60)
                                            ------
    Total from investment
      operations.....................        (0.32)
                                            ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................        (0.34)
Distributions from net realized
  gains..............................        (3.21)
                                            ------
    Total distributions..............        (3.55)
                                            ------
Net Asset Value, end of period.......       $28.92
                                            ======
TOTAL INVESTMENT RETURN(a)...........        (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)..........................       $  0.3
Ratios to average net assets:
  Expenses...........................         0.87%(b)
  Net investment income..............         1.33%(b)
Portfolio turnover rate..............            9%

                                                                     PRUDENTIAL JENNISON PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                        CLASS I                                        CLASS II
                                      ---------------------------------------------------------------------------    ------------
                                         SIX                                                        APRIL 25,        FEBRUARY 10,
                                        MONTHS                     YEAR ENDED                        1995(d)           2000(e)
                                        ENDED                     DECEMBER 31,                       THROUGH           THROUGH
                                       JUNE 30,     ----------------------------------------      DECEMBER 31,         JUNE 30,
                                         2000         1999        1998       1997      1996          1995(c)             2000
                                      ----------    --------    --------    ------    ------    -----------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period............................   $  32.39     $  23.91    $  17.73    $14.32    $12.55         $10.00            $  34.25
                                       --------     --------    --------    ------    ------         ------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............       0.01         0.05        0.04      0.04      0.02           0.02                  --(f)
Net realized and unrealized gains
  (losses) on investments...........       1.23         9.88        6.56      4.48      1.78           2.54               (0.68)
                                       --------     --------    --------    ------    ------         ------            --------
    Total from investment
      operations....................       1.24         9.93        6.60      4.52      1.80           2.56               (0.68)
                                       --------     --------    --------    ------    ------         ------            --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................         --        (0.05)      (0.04)    (0.04)    (0.03)         (0.01)                 --
Distributions from net realized
  gains.............................      (0.50)       (1.40)      (0.38)    (1.07)       --             --               (0.50)
                                       --------     --------    --------    ------    ------         ------            --------
    Total distributions.............      (0.50)       (1.45)      (0.42)    (1.11)    (0.03)         (0.01)              (0.50)
                                       --------     --------    --------    ------    ------         ------            --------
Net Asset Value, end of period......   $  33.13     $  32.39    $  23.91    $17.73    $14.32         $12.55            $  33.08
                                       ========     ========    ========    ======    ======         ======            ========
TOTAL INVESTMENT RETURN(a)..........       3.98%       41.76%      37.46%    31.71%    14.41%         24.20%              (1.81)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions).........................   $3,470.3     $2,770.7    $1,198.7    $495.9    $226.5         $ 63.1            $2,775.9
Ratios to average net assets:
  Expenses..........................       0.62%(b)     0.63%       0.63%     0.64%     0.66%          0.79%(c)            1.02%(b)
  Net investment income.............       0.06%(b)     0.17%       0.20%     0.25%     0.20%          0.15%(c)           (0.34)%(b)
Portfolio turnover rate.............         41%          58%         54%       60%       46%            37%                 41%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Commencement of offering of Class I shares.

(e) Commencement of offering of Class II shares.

(f) Less than ($0.003) per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D5

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 GLOBAL PORTFOLIO
                                            ----------------------------------------------------------
                                               SIX
                                              MONTHS                      YEAR ENDED
                                              ENDED                      DECEMBER 31,
                                             June 30,    ---------------------------------------------
                                               2000        1999      1998     1997     1996    1995(c)
                                            ----------   --------   ------   ------   ------   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  30.98    $  21.16   $17.92   $17.85   $15.53   $13.88
                                             --------    --------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.06        0.06     0.07     0.09     0.11     0.06
Net realized and unrealized gains (losses)
  on investments..........................      (0.49)      10.04     4.38     1.11     2.94     2.14
                                             --------    --------   ------   ------   ------   ------
    Total from investment operations......      (0.43)      10.10     4.45     1.20     3.05     2.20
                                             --------    --------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.05)         --    (0.16)   (0.13)   (0.11)   (0.24)
Dividends in excess of net investment
  income..................................         --       (0.10)   (0.12)   (0.10)      --       --
Distributions from net realized gains.....      (1.94)      (0.18)   (0.93)   (0.90)   (0.62)   (0.31)
                                             --------    --------   ------   ------   ------   ------
    Total distributions...................      (1.99)      (0.28)   (1.21)   (1.13)   (0.73)   (0.55)
                                             --------    --------   ------   ------   ------   ------
Net Asset Value, end of period............   $  28.56    $  30.98   $21.16   $17.92   $17.85   $15.53
                                             ========    ========   ======   ======   ======   ======
TOTAL INVESTMENT RETURN(a)................      (0.99)%     48.27%   25.08%    6.98%   19.97%   15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,436.5    $1,298.3   $844.5   $638.4   $580.6   $400.1
Ratios to average net assets:
  Expenses................................       0.81%(b)     0.84%   0.86%    0.85%    0.92%    1.06%
  Net investment income...................       0.37%(b)     0.21%   0.29%    0.47%    0.64%    0.44%
Portfolio turnover rate...................         56%         76%      73%      70%      41%      59%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D6

                        SEMIANNUAL REPORT/JUNE 30, 2000




                        AIM V.I. GROWTH AND INCOME FUND



AIM V.I. Growth and Income Fund seeks growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies the portfolio managers believe have the potential for above-average growth in earnings and dividends.



                               [Graphic Omitted]
                                    FUNDS(R)

                      SEMIANNUAL REPORT/MANAGERS' OVERVIEW

AIM V.I. GROWTH AND INCOME FUND

VOLATILITY CREATES CHALLENGING
ENVIRONMENT FOR FUND

HOW DID AIM V.I. GROWTH AND INCOME         increase in May, the biggest increase in  in terms of their earnings--we focus
FUND PERFORM OVER THE SIX-MONTH            more than five years--to 6.50% in an      on companies in growth industries
REPORTING PERIOD?                          effort to cool what it feared was a       or sectors, and we strive to understand
Despite volatile markets, AIM V.I. Growth  too-hot growth rate for the U.S. economy. what's behind the numbers, what factors
and Income Fund finished in positive         With consumers spending more and        drive a company's earnings and if those
territory for the reporting period. For    companies struggling to hire enough       factors are sustainable. This allows us
the six months ended June 30, 2000, the    employees, the U.S. economy's record      to make buy and sell decisions based
fund produced a total return of 1.11%.     expansion appeared poised to set off      on concrete research rather than on
This performance beat the S&P 500 Index,   inflation. Investors and analysts alike   market sentiment.
which had a return of -0.43% for the       wondered how much farther the Fed
same period.                               would continue its tightening cycle--in   WHAT WERE THE FUND'S TOP
                                           progress since June 1999--before being    SECTOR WEIGHTINGS?
WHAT WERE MARKET CONDITIONS LIKE OVER      satisfied that inflation remained under   Technology, financials and health care
THE REPORTING PERIOD?                      control. Many investors chose to wait     continue to have the heaviest weightings
The watchwords for the first six months    things out, evidenced in the general      in the fund's portfolio. Our technology
of 2000 were volatility and inflation.     decline of trading volumes late in the    weighting is about 36%, with an emphasis
Coming off remarkable returns for 1999,    reporting period.                         on software and services, communications
markets--particularly the technology       ________________________________________  equipment and semiconductors. Technol-
sector--experienced pronounced volatility  | WE MAINTAINED OUR BIAS TOWARD           ogy continues to see tremendous growth
during the first quarter of 2000 and       | LARGER, MORE ESTABLISHED COMPANIES.     as a result of the proliferation of the
into the second quarter as some                                                      global wireless boom and increased
companies' sky-high valuations came into   DID YOU MANAGE THE FUND DIFFERENTLY,      spending by large corporations shifting
question. The sell-off that ensued caused  GIVEN THE MARKET ENVIRONMENT?             business models to compete in the
many such stocks to plummet in the Nasdaq  We maintained our bias toward larger,     Internet economy.
shakeout in April.                         more established companies. Our             The financial and health-care sectors
  Added to that were rising interest rates investment discipline holds that we do    had a mixed first half of the year.
and investors' concerns regarding poten-   not try to time the market by moving      Financial stocks tend to get punished
tial inflation, both of which shook        in and out of stocks that go in and out   whenever inflation fears surface
market confidence across the board. Since  of favor for various reasons.             among investors, as happened over the
the beginning of the year, the Federal     Instead, we look at companies             last six months. Health-care stocks,
Reserve Board (the Fed) has raised the                                               particularly drug companies, benefited
federal funds rate three times--including                                            from the excitement
a 0.50%

____________________________________________________________________________________________________________________________________
|
|   THE DECLINE OF DIVIDENDS
|
|   For the first time in recent history, a quarter of             dividends, and increasing numbers of major companies
|   the value of the S&P 500 comes from companies that do          are not paying them at all.
|   not pay dividends. (A dividend is a distribution                   What does this mean for AIM V.I. Growth and Income
|   of earnings to shareholders.) Twenty years ago, only 2%        Fund? In February, the fund's investment policy was
|   of the index's value came from such companies.                 changed to allow it to respond to market conditions
|   What has changed?                                              such as this downward dividend trend. Companies that pay
|     A company previously used dividends to convince              or raise their dividends will continue to be an important
|   investors that it was successful and worthy of investment.     part of the fund's portfolio, but so will high-quality
|   Today, many investors consider stocks less risky than they     growth companies.
|   used to, so the demand for dividends has decreased. Fewer
|   companies are raising

                           AIM V.I. GROWTH AND INCOME FUND

                      SEMIANNUAL REPORT/MANAGERS' OVERVIEW




PORTFOLIO COMPOSITION                                                                WHAT IS YOUR NEAR-TERM OUTLOOK?
                                                                                     While there are signs that the economy
As of 6/30/00, based on total net assets                                             may at last be slowing to a sustainable
                                                                                     growth level, the Fed deems it too early
TOP 10 EQUITY HOLDINGS                     TOP 10 INDUSTRIES                         to say with finality that its rate hikes
----------------------------------------   ----------------------------------------  have indeed halted inflation. The fact
 1. Tyco International Ltd.                 1. Computers                             that the Fed did not raise interest
    (Bermuda)                      5.17%       (Software & Services)          9.89%  rates at its June meeting may indicate
----------------------------------------   ----------------------------------------  that its tightening cycle is winding
 2. Pfizer Inc.                    4.68     2. Communications Equipment       8.75   down.
----------------------------------------   ----------------------------------------    However, uncertainty over the Fed's
 3. Target Corp.                   4.11     3. Health Care (Diversified)      6.78   actions and other factors could
----------------------------------------   ----------------------------------------  perpetuate the volatility that has
 4. Morgan Stanley                          4. Electronics (Semiconductors)   6.18   characterized markets in recent months.
    Dean Witter & Co.              3.63    ----------------------------------------  Although we believe that the environment
----------------------------------------    5. Investment Banking/Brokerage   5.92   for equities remains largely favorable,
 5. Cisco Systems, Inc.            3.47    ----------------------------------------  investors would be well advised to
----------------------------------------    6. Financial (Diversified)        5.24   maintain a long-term perspective on
 6. VERITAS Software Corp.         3.08    ----------------------------------------  their investment.
----------------------------------------    7. Manufacturing (Diversified)    5.17
 7. Chase Manhattan Corp. (The)    3.02    ----------------------------------------  FUND PERFORMANCE
----------------------------------------    8. Computers (Hardware)           4.97
 8. Citigroup Inc.                 2.63    ----------------------------------------  AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------    9. Retail (General Merchandise)   4.53
 9. American Express Co.           2.61    ----------------------------------------  As of 6/30/00
----------------------------------------   10. Computers (Networking)         3.47
10. General Electric Co.           2.60    ----------------------------------------  -------------------------------------
----------------------------------------                                             Inception (5/2/94)             22.54%
                                                                                     -------------------------------------
The fund's portfolio is subject to change, and there is no assurance that the        5 years                        23.83
fund will continue to hold any particular security.                                  -------------------------------------
                                                                                     1 year                         18.48
surrounding the mapping of the human       tomer relationship management software,   -------------------------------------
genome. A rough draft of the genetic       and e-business software and services.
makeup of the human body has been                                                    Past performance cannot guarantee
completed, which may lead to new block-    WHAT OTHER HOLDINGS BENEFITED             comparable future results. MARKET
buster drugs for the treatment of          THE FUND?                                 VOLATILITY CAN SIGNIFICANTLY IMPACT
disease.                                   Pharmaceutical giant Pfizer, the fund's   SHORT-TERM PERFORMANCE. RESULTS OF AN
                                           second-largest holding, recently merged   INVESTMENT MADE TODAY MAY DIFFER
WHAT TECH-RELATED COMPANIES                with Warner-Lambert to become one of      SUBSTANTIALLY FROM THE HISTORICAL
DID YOU FAVOR?                             the world's largest and fastest-growing   PERFORMANCE SHOWN.
The fund's technology holdings are         drug companies. The acquisition allows
earnings-momentum stocks with solid        Pfizer to add Lipitor, a leading          The performance figures in this report,
company fundamentals. For example,         cholesterol-lowering drug, to its stable  which represent AIM V.I. Growth and
VERITAS Software is a market leader in     of successful medications, which          Income Fund, are not intended to reflect
the storage-management software            includes Celebrex (for arthritis),        actual annuity values, and they do
business. Its products are embedded in     Norvasc (for heart disease) and Zoloft    not reflect charges at the separate-
most of the leading server systems         (an anti-depressant).                     account level which (if applied) would
being sold to large corporations and         Fund holding General Electric is a      lower them. AIM V.I. Growth and Income
telecommunications service providers,      dominant force in a wide range of indus-  Fund's performance figures are historical,
as spending on Internet infrastructure     tries. GE manufactures everything from    and they reflect the reinvestment of
increases.                                 household appliances to light bulbs to    distributions and changes in net asset
  Other tech-related holdings include      medical imaging equipment--as well as     value. The fund's investment return and
Cisco Systems and Nortel Networks. Cisco   the power plants to run them. GE Capital  principal value will fluctuate, so an
is the leading maker of routers,           Services, which accounts for half the     investor's shares, when redeemed, may
switches and other equipment used to       company's sales, is among the largest     be worth more or less than their
create Internet connections. Nortel is     financial-services companies in the       original cost.
a leader in fiber-optic systems for        United States.                              The unmanaged National Association of
high-capacity data and voice networks,                                               Securities Dealers Automated Quotation
and it has flourished by buying into                                                 System Composite Index (the Nasdaq) is
computer telephony, cus-                                                             a market-value-weighted index comprising
                                                                                     all domestic and non-U.S.-based common
                                                                                     stocks listed on the Nasdaq system. It
                                                                                     includes more than 5,000 companies, and
                                                                                     it is often considered representative
                                                                                     of the small and medium-sized company stock
                                                                                     universe. While it includes many small
                                                                                     and mid-sized company stocks,
                                                                                     large-capitalization technology companies
                                                                                     tend to dominate the index.
                                                                                       The unmanaged Standard & Poor's
                                                                                     Composite Index of 500 Stocks
                                                                                     (the S&P 500) represents the performance
                                                                                     of the stock market in general. An
                                                                                     investment cannot be made in an index.
                                                                                     Unless otherwise indicated, index
                                                                                     results include reinvested dividends.

                           AIM V.I. GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                          MARKET
                                               SHARES      VALUE
DOMESTIC STOCKS & OTHER EQUITY
 INTERESTS - 77.92%

BANKS (MONEY CENTER) - 3.02%

Chase Manhattan Corp. (The)                   1,800,000 $82,912,500
-------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.83%

AT&T Corp. - Liberty Media Group-Class A(a)   1,500,000  36,375,000
-------------------------------------------------------------------
Comcast Corp. - Class A(a)                    1,025,000  41,512,500
-------------------------------------------------------------------
                                                         77,887,500
-------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 0.41%

Monsanto Co. - $2.60 Conv. Pfd.                 250,000  11,312,500
-------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 1.86%

JDS Uniphase Corp.(a)                           300,000  35,962,500
-------------------------------------------------------------------
QUALCOMM Inc.(a)                                255,000  15,300,000
-------------------------------------------------------------------
                                                         51,262,500
-------------------------------------------------------------------

COMPUTERS (HARDWARE) - 4.66%

Dell Computer Corp.(a)                          900,000  44,381,250
-------------------------------------------------------------------
Gateway, Inc.(a)                                274,700  15,589,225
-------------------------------------------------------------------
Sun Microsystems, Inc.(a)                       750,000  68,203,125
-------------------------------------------------------------------
                                                        128,173,600
-------------------------------------------------------------------

COMPUTERS (NETWORKING) - 3.47%

Cisco Systems, Inc.(a)                        1,500,000  95,343,750
-------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.68%

EMC Corp.(a)                                    600,000  46,162,500
-------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 7.65%

Microsoft Corp.(a)                              175,000  14,000,000
-------------------------------------------------------------------
Novell, Inc.(a)                               1,080,000   9,990,000
-------------------------------------------------------------------
Oracle Corp.(a)                                 750,000  63,046,875
-------------------------------------------------------------------
VERITAS Software Corp.(a)                       750,000  84,761,719
-------------------------------------------------------------------
Vitria Technology, Inc.(a)                      325,000  19,865,625
-------------------------------------------------------------------
Yahoo! Inc.(a)                                  150,000  18,581,250
-------------------------------------------------------------------
                                                        210,245,469
-------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.21%

General Electric Co.                          1,350,000  71,550,000
-------------------------------------------------------------------
Solectron Corp.(a)                              400,000  16,750,000
-------------------------------------------------------------------
                                                         88,300,000
-------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 4.55%

Intel Corp.                                     525,000  70,185,937
-------------------------------------------------------------------
Linear Technology Corp.                         215,000  13,746,562
-------------------------------------------------------------------
Texas Instruments Inc.                          600,000  41,212,500
-------------------------------------------------------------------
                                                        125,144,999
-------------------------------------------------------------------


                                                             MARKET
                                                 SHARES      VALUE
ENTERTAINMENT - 2.32%

Time Warner Inc.                                  454,520 $ 34,543,520
----------------------------------------------------------------------
Walt Disney Co. (The)                             750,000   29,109,375
----------------------------------------------------------------------
                                                            63,652,895
----------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.99%

Applied Materials, Inc.(a)                        300,000   27,187,500
----------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 5.24%

American Express Co.                            1,375,000   71,671,875
----------------------------------------------------------------------
Citigroup Inc.                                  1,200,000   72,300,000
----------------------------------------------------------------------
                                                           143,971,875
----------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 6.78%

Allergan, Inc.                                    300,000   22,350,000
----------------------------------------------------------------------
American Home Products Corp.                      600,000   35,250,000
----------------------------------------------------------------------
Pfizer Inc.                                     2,681,250  128,700,000
----------------------------------------------------------------------
                                                           186,300,000
----------------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER) - 0.94%

Genentech, Inc.(a)                                150,000   25,800,000
----------------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 0.71%

Pharmacia Corp.                                   375,000   19,382,813
----------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.53%

Health Management Associates, Inc.-Class A(a)   1,116,000   14,577,750
----------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.94%

UnitedHealth Group Inc.                           300,000   25,725,000
----------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.89%

Guidant Corp.(a)                                  225,000   11,137,500
----------------------------------------------------------------------
Medtronic, Inc.                                   270,000   13,449,375
----------------------------------------------------------------------
                                                            24,586,875
----------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 2.56%

American International Group, Inc.                600,000   70,500,000
----------------------------------------------------------------------

INSURANCE BROKERS - 0.67%

Marsh & McLennan Cos., Inc.                       175,000   18,276,563
----------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 5.92%

Goldman Sachs Group, Inc. (The)                   300,000   28,462,500
----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         300,000   34,500,000
----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                1,200,000   99,900,000
----------------------------------------------------------------------
                                                           162,862,500
----------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 1.86%

Schlumberger Ltd.                                 400,000   29,850,000
----------------------------------------------------------------------
Transocean Sedco Forex Inc.                       400,000   21,375,000
----------------------------------------------------------------------
                                                            51,225,000
----------------------------------------------------------------------

                        AIM V.I. GROWTH AND INCOME FUND

                                                                      MARKET
                                                          SHARES       VALUE
OIL (INTERNATIONAL INTEGRATED) - 0.86%

Exxon Mobil Corp.                                          300,000 $  23,550,000
--------------------------------------------------------------------------------

RAILROADS - 0.97%

Kansas City Southern Industries, Inc.                      300,000    26,606,250
--------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.82%

Home Depot, Inc. (The)                                     450,000    22,471,875
--------------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.94%

Best Buy Co., Inc.(a)                                      450,000    28,462,500
--------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                     750,000    24,890,625
--------------------------------------------------------------------------------
                                                                      53,353,125
--------------------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.91%

Kohl's Corp.(a)(b)                                         450,000    25,031,250
--------------------------------------------------------------------------------

RETAIL (DRUG STORES) - 0.70%

Walgreen Co.                                               600,000    19,312,500
--------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 4.53%

Target Corp.                                             1,950,000   113,100,000
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                      200,000    11,525,000
--------------------------------------------------------------------------------
                                                                     124,625,000
--------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.40%

Amazon.com, Inc.(a)                                        300,000    10,893,750
--------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.39%

Cendant Corp.-$3.75 Conv. PRIDES                           300,000    10,695,660
--------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.04%

First Data Corp.                                           575,000    28,534,375
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.67%

Nextel Communications, Inc.-Class A(a)                     750,000    45,890,625
--------------------------------------------------------------------------------
  Total Domestic Stocks & Other Equity Interests (Cost
   $1,517,847,055)                                                 2,141,758,499
--------------------------------------------------------------------------------

FOREIGN STOCKS - 12.95%

BERMUDA - 5.17%

Tyco International Ltd. (Manufacturing -  Diversified)   3,000,000   142,125,000
--------------------------------------------------------------------------------

CANADA - 3.86%

Celestica Inc. (Electronics - Semiconductors)(a)           900,000    44,662,500
--------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)           900,000    61,425,000
--------------------------------------------------------------------------------
                                                                     106,087,500
--------------------------------------------------------------------------------

FINLAND - 2.50%

Nokia Oyj - ADR (Communications Equipment)               1,377,600    68,793,900
--------------------------------------------------------------------------------

SWEDEN - 1.42%

Telefonaktiebolaget LM Ericsson - ADR (Communications
 Equipment)                                              1,950,000    39,000,000
--------------------------------------------------------------------------------
  Total Foreign Stocks (Cost $259,939,237)                           356,006,400
--------------------------------------------------------------------------------

                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
CORPORATE BONDS & NOTES - 3.74%

COMMUNICATIONS EQUIPMENT - 0.73%

Juniper Networks, Inc., Unsec. Conv. Notes, 4.75%,
 03/15/07                                            $18,000,000 $   19,980,000
-------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.31%

Candescent Technology Corp., Sr. Conv. Sub. Deb.,
 8.00%, 05/01/03 (Acquired 04/17/98-03/07/00; Cost
 $10,738,438)(c)                                      12,000,000      8,700,000
-------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 2.24%

Redback Networks Inc., Conv. Notes, 5.00%, 04/01/07
 (Acquired 04/13/00-04/17/00; Cost $10,036,550)(c)    15,000,000     17,156,250
-------------------------------------------------------------------------------
VERITAS Software Corp., Conv. Unsec. Notes, 5.25%,
 11/01/04                                              3,750,000     44,376,562
-------------------------------------------------------------------------------
                                                                     61,532,812
-------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.46%

Amazon.com, Inc., Conv. Sub. Deb., 4.75%, 02/01/09    20,000,000     12,675,000
-------------------------------------------------------------------------------
Total Corporate Bonds & Notes (Cost $63,470,015)                    102,887,812
-------------------------------------------------------------------------------
                                                       SHARES

MONEY MARKET FUNDS - 5.36%

STIC Liquid Assets Portfolio(d)                       73,713,889     73,713,889
-------------------------------------------------------------------------------
STIC Prime Portfolio(d)                               73,713,889     73,713,889
-------------------------------------------------------------------------------
  Total Money Market Funds (Cost $147,427,778)                      147,427,778
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.97%
 (Cost $1,988,684,085)                                            2,748,080,489
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.03%                                   747,675
-------------------------------------------------------------------------------
NET ASSETS - 100.00%                                             $2,748,828,164
===============================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 6.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/00 was $25,856,250 which represented 0.94% of the Fund's net assets.
(d) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost $1,988,684,085)        $2,748,080,489
------------------------------------------------------------------------
Receivables for:
 Investments sold                                              9,194,715
------------------------------------------------------------------------
 Fund shares sold                                              1,630,010
------------------------------------------------------------------------
 Dividends and Interest                                        2,128,407
------------------------------------------------------------------------
Investment for deferred compensation plan                         34,616
------------------------------------------------------------------------
Other assets                                                      94,010
------------------------------------------------------------------------
  Total assets                                             2,761,162,247
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                         8,550,935
------------------------------------------------------------------------
 Fund shares reacquired                                          909,247
------------------------------------------------------------------------
 Options written (premiums received $297,990)                    228,125
------------------------------------------------------------------------
 Deferred compensation plan                                       34,616
------------------------------------------------------------------------
Accrued advisory fees                                          1,353,520
------------------------------------------------------------------------
Accrued administrative services fees                           1,254,550
------------------------------------------------------------------------
Accrued trustees' fees                                             3,090
------------------------------------------------------------------------
  Total liabilities                                           12,334,083
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $2,748,828,164
========================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

 Outstanding                                                  86,073,747
========================================================================
Net asset value, offering and redemption price per share  $        31.94
========================================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax $62,266)             $  8,887,356
----------------------------------------------------------------------------
Interest                                                          1,781,413
----------------------------------------------------------------------------
  Total investment income                                        10,668,769
----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     7,809,155
----------------------------------------------------------------------------
Administrative services fee                                       2,660,343
----------------------------------------------------------------------------
Custodian fees                                                      118,102
----------------------------------------------------------------------------
Trustees' fees                                                        7,217
----------------------------------------------------------------------------
Other                                                               378,893
----------------------------------------------------------------------------
  Total expenses                                                 10,973,710
----------------------------------------------------------------------------
Less: Expenses paid indirectly                                       (2,367)
----------------------------------------------------------------------------
  Net expenses                                                   10,971,343
----------------------------------------------------------------------------
Net investment income (loss)                                       (302,574)
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS

Net realized gain from:
 Investment securities                                           68,935,933
----------------------------------------------------------------------------
 Option contracts written                                         1,072,868
----------------------------------------------------------------------------
                                                                 70,008,801
----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                          (39,913,305)
----------------------------------------------------------------------------
 Foreign currencies                                                  (1,550)
----------------------------------------------------------------------------
 Option contracts written                                            69,865
----------------------------------------------------------------------------
                                                                (39,844,990)
----------------------------------------------------------------------------
Net gain on investment securities, foreign currencies and
 option contracts                                                30,163,811
----------------------------------------------------------------------------
Net increase in net assets resulting from operations           $ 29,861,237
============================================================================

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2000 and the year ended December 31, 1999 (Unaudited)

                                                 JUNE 30,       DECEMBER 31,
                                                   2000             1999
                                              ---------------  --------------
OPERATIONS:

 Net investment income (loss)                 $      (302,574) $    3,782,645
------------------------------------------------------------------------------
 Net realized gain from investment securities
  and option contracts                             70,008,801      71,650,427
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies and option contracts         (39,844,990)    487,767,671
------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                      29,861,237     563,200,743
------------------------------------------------------------------------------
Distributions to shareholders from net
 investment income                                         --     (11,988,578)
------------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains                                            --      (8,277,648)
------------------------------------------------------------------------------
Share transactions-net                            275,702,947     638,270,694
------------------------------------------------------------------------------
  Net increase in net assets                      305,564,184   1,181,205,211
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                            2,443,263,980   1,262,058,769
------------------------------------------------------------------------------
 End of period                                $ 2,748,828,164  $2,443,263,980
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                $ 1,849,889,064  $1,574,186,117
------------------------------------------------------------------------------
 Undistributed net investment income                3,108,472       3,411,046
------------------------------------------------------------------------------
 Undistributed net realized gain from
  investment securities and option contracts      136,369,819      66,361,018
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                       759,460,809     799,305,799
------------------------------------------------------------------------------
                                              $ 2,748,828,164  $2,443,263,980
==============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2000
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Growth and Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to the Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is growth of capital with a secondary objective of current income.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts

                         AIM V.I. GROWTH AND INCOME FUND
   generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2000, the Fund paid AIM $2,660,343 of which AIM retained $82,352 for accounting services provided.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the six months ended June 30, 2000, the Fund paid legal fees of $3,462 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the six months ended June 30, 2000, the Fund received reductions in custodian fees of $2,367 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,367.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                        AIM V.I. GROWTH AND INCOME FUND

NOTE 6 - CALL OPTION CONTRACTS
Transactions in call options written during the six months ended June 30, 2000 are summarized as follows:

                     CALL OPTION CONTRACTS
                     ---------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     -------------------
Beginning of period       --   $        --
-------------------------------------------
Written                7,500     4,210,934
-------------------------------------------
Closed                (2,119)   (1,461,184)
-------------------------------------------
Exercised             (2,131)     (749,192)
-------------------------------------------
Expired               (2,750)   (1,702,568)
-------------------------------------------
End of period            500   $   297,990
===========================================

Open call option contracts written at June 30, 2000 were as follows:

                                                   JUNE 30,
              CONTRACT STRIKE NUMBER OF PREMIUMS     2000      UNREALIZED
ISSUE          MONTH   PRICE  CONTRACTS RECEIVED MARKET VALUE APPRECIATION
-----         --------------------------------------------------
Kohl's Corp.   Jul-00   $53      500    $297,990   $228,125     $69,865
==========================================================================

NOTE 7 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $1,281,392,566 and $1,029,828,800, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $788,843,149
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (32,894,106)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $755,949,043
===========================================================================

Cost of investments for tax purposes is $1,992,131,446.

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                JUNE 30, 2000           DECEMBER 31, 1999
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        9,970,233  $314,764,915  27,157,175  $712,881,530
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                         --            --     704,177    20,266,226
------------------------------------------------------------------------------
Reacquired                 (1,234,950)  (39,061,968) (3,653,912)  (94,877,062)
------------------------------------------------------------------------------
                            8,735,283  $275,702,947  24,207,440  $638,270,694
==============================================================================

                        AIM V.I. GROWTH AND INCOME FUND

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                         SIX MONTHS                                                     ELEVEN        MAY 2, 1994
                           ENDED                 YEAR ENDED DECEMBER 31,             MONTHS ENDED   (DATE OPERATIONS
                          JUNE 30,       ------------------------------------------  DECEMBER 31,    COMMENCED) TO
                            2000          1999(a)     1998(a)      1997      1996        1995       JANUARY 31, 1995
                         ----------      ----------  ----------  --------  --------  ------------   ----------------
Net asset value,
 beginning of period     $    31.59      $    23.75  $    18.87  $  15.03  $  12.68    $  9.98           $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
  (loss)                      (0.01)           0.06        0.26      0.13      0.16       0.14             0.11
----------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                  0.36            8.05        4.95      3.74      2.36       3.11            (0.02)
----------------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                  0.35            8.11        5.21      3.87      2.52       3.25             0.09
----------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income              --           (0.16)      (0.09)    (0.01)    (0.14)     (0.14)           (0.11)
----------------------------------------------------------------------------------------------------------------------
 Distributions from net
  realized gains                 --           (0.11)      (0.24)    (0.02)    (0.03)     (0.41)              --
----------------------------------------------------------------------------------------------------------------------
  Total distributions            --           (0.27)      (0.33)    (0.03)    (0.17)     (0.55)           (0.11)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                  $    31.94      $    31.59  $    23.75  $  18.87  $  15.03    $ 12.68           $ 9.98
======================================================================================================================
Total return(b)                1.11%          34.25%      27.68%    25.72%    19.95%     32.65%            0.90%
======================================================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $2,748,828      $2,443,264  $1,262,059  $639,113  $209,332    $38,567           $7,380
======================================================================================================================
Ratio of expenses to
 average net assets            0.85%(c)        0.77%       0.65%     0.69%     0.78%      0.78%(d)         1.07%(d)(e)
======================================================================================================================
Ratio of net investment
 income (loss) to
 average net assets           (0.02)%(c)       0.22%       1.34%     1.15%     2.05%      1.92%(d)         1.95%(d)(e)
======================================================================================================================
Portfolio turnover rate          41%             93%        140%      135%      148%       145%              96%
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $2,590,887,455.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.72% (annualized).

                        AIM V.I. GROWTH AND INCOME FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Growth and Income Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provided for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the proxy solicitation on the above matters were as follows:

                                                 VOTES      VOTES    WITHHELD/
       DIRECTORS/MATTER                           FOR      AGAINST  ABSTENTIONS
       -------------------------------------  -----------------------------
 (1)*   Charles T. Bauer...................   336,558,177    N/A     9,129,703
        Bruce L. Crockett..................   337,513,648    N/A     8,174,232
        Owen Daly II.......................   336,754,219    N/A     8,933,661
        Edward K. Dunn, Jr. ...............   337,481,093    N/A     8,206,787
        Jack M. Fields.....................   337,574,973    N/A     8,112,907
        Carl Frischling....................   337,177,860    N/A     8,510,020
        Robert H. Graham...................   337,319,248    N/A     8,368,632
        Prema Mathai-Davis.................   337,262,043    N/A     8,425,837
        Lewis F. Pennock...................   337,440,897    N/A     8,246,983
        Louis S. Sklar.....................   337,447,894    N/A     8,239,986
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provided
        for the reorganization of AIM
        Variable Insurance Funds, Inc. as a
        Delaware business trust............   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Investment
        Advisory Agreement.................    71,570,581 1,924,160  5,027,462
 (4)(a) Change to Fundamental Restriction
        on Issuer Diversification..........    69,168,631 2,869,760  6,483,812
 (4)(b) Change to Fundamental Restriction
        on Borrowing Money and Issuing
        Senior Securities..................    68,609,341 3,358,060  6,554,802
 (4)(c) Change to Fundamental Restriction
        on Underwriting Securities.........    69,643,515 2,827,728  6,050,960
 (4)(d) Change to Fundamental Restriction
        on Industry Concentration..........    69,607,197 2,745,331  6,169,675
 (4)(e) Change to Fundamental Restriction
        on Purchasing or Selling Real
        Estate.............................    68,993,727 3,421,142  6,107,334
 (4)(f) Change to Fundamental Restriction
        on Purchasing or Selling
        Commodities........................    68,919,694 3,520,901  6,081,608
 (4)(g) Change to Fundamental Restriction
        on Making Loans....................    68,539,395 3,819,587  6,163,221
 (4)(h) Elimination of Fundamental
        Restriction on Investing for the
        Purpose of Control.................    68,289,716 3,771,235  6,461,252
 (5)    Approval of changing the Investment
        Objective so that it is Non-
        Fundamental........................    67,976,340 3,792,344  6,753,519
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    72,850,056 1,017,822  4,654,325

------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

                        AIM V.I. GROWTH AND INCOME FUND



TRUSTEES, OFFICERS, AND    BOARD OF TRUSTEES                       OFFICERS                   OFFICE OF THE FUND
OTHER SERVICE PROVIDERS    Charles T. Bauer
OF AIM VARIABLE INSURANCE  Director and Chairman                   Charles T. Bauer           11 Greenway Plaza
FUNDS, INC.                A I M Management Group Inc.             Chairman                   Suite 100
                                                                                              Houston, TX 77046
                           Bruce L. Crockett                       Robert H. Graham           (800) 347-1919
                           Director                                President
                           ACE Limited;                                                       INVESTMENT ADVISOR
                           Formerly Director, President, and       Carol F. Relihan
                           Chief Executive Officer                 Senior Vice President and  A I M Advisors, Inc.
                           COMSAT Corporation                      Secretary                  11 Greenway Plaza
                                                                                              Suite 100
                           Owen Daly II                            Gary T. Crum               Houston, TX 77046
                           Formerly Director                       Senior Vice President
                           Cortland Trust Inc.                                                TRANSFER AGENT AND CUSTODIAN
                                                                   Dana R. Sutton
                           Edward K. Dunn Jr.                      Vice President and         State Street Bank and Trust Company
                           Chairman, Mercantile Mortgage Corp.;    Treasurer                  225 Franklin Street
                           Formerly Vice Chairman, President                                  Boston, MA 02110
                           and Chief Operating Officer,            Robert G. Alley
                           Mercantile-Safe Deposit & Trust Co.;    Vice President             COUNSEL TO THE FUNDS
                           and President, Mercantile Bankshares
                                                                   Stuart W. Coco             Freedman, Levy, Kroll &
                           Jack Fields                             Vice President             Simonds
                           Chief Executive Officer                                            1050 Conn. Avenue, N.W.
                           Texana Global Inc. and Twenty First     Melville B. Cox            Washington, D.C. 20036
                           Century Group, Inc.;                    Vice President
                           Formerly, Member of the                                            COUNSEL TO THE TRUSTEES
                           U.S. House of Representatives           Karen Dunn Kelley
                                                                   Vice President             Kramer, Levin, Naftalis & Frankel LLP
                           Carl Frischling                                                    919 Third Avenue
                           Partner                                 Edgar M. Larsen            New York, NY 10022
                           Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                              DISTRIBUTOR
                           Robert H. Graham                        Mary J. Benson
                           Director, President and Chief           Assistant Vice President   A I M Distributors, Inc.
                           Executive Officer                       and Assistant Treasurer    11 Greenway Plaza
                           A I M Management Group Inc.                                        Suite 100
                                                                   Sheri Morris               Houston, TX 77046
                           Prema Mathai-Davis                      Assistant Vice President
                           Formerly, Chief Executive Officer,      and Assistant Treasurer
                           YMCA of the U.S.A.
                                                                   Renee A. Friedli
                           Lewis F. Pennock                        Assistant Secretary
                           Attorney
                                                                   P. Michelle Grace
                           Louis S. Sklar                          Assistant Secretary
                           Executive Vice President, Development
                           and Operations,                         Nancy L. Martin
                           Hines Interests                         Assistant Secretary
                           Limited Partnership
                                                                   Ofelia M. Mayo
                                                                   Assistant Secretary

                                                                   Lisa A. Moss
                                                                   Assistant Secretary

                                                                   Kathleen J. Pflueger
                                                                   Assistant Secretary

                                                                   Samuel D. Sirko
                                                                   Assistant Secretary

                        SEMIANNUAL REPORT/JUNE 30, 2000


                              AIM V.I. VALUE FUND



AIM V.I. Value Fund seeks long-term capital growth by investing primarily in undervalued stocks. Income is a secondary objective.




                               [Graphic Omitted]
                                    FUNDS(R)

                      SEMIANNUAL REPORT/MANAGERS' OVERVIEW


AIM V.I. VALUE FUND

FUND WEATHERS VOLATILE MARKET

HOW DID AIM V.I. VALUE FUND PERFORM OVER                       IN THIS ENVIRONMENT, |  at good prices were difficult to find over
THE REPORTING PERIOD?                                    WE TENDED TO FOCUS MORE ON |  the past few months. In this environment,
AIM V.I. Value Fund reported flat results                          EARNINGS GROWTH. |  we tended to focus more on earnings
for the six months ended June 30, 2000,    _________________________________________|  growth.
with a -0.27% return. The fund's                                                          To concentrate on our best-performing
performance was in line with that of its   WHAT WERE MARKET CONDITIONS LIKE            companies, we kept the number of holdings
benchmark, the S&P 500, which produced a   DURING THE PAST SIX MONTHS?                 at about 50. The fund's major sectors
return of -0.43% during the same time      The past six months saw extreme market      continued to be broadcasting, technology,
frame.                                     volatility. During the first three months   retail and finance.
   While the fund and its benchmark were   of 2000, market indexes such as the Dow
both relatively flat on a six-month basis, and the Nasdaq rose to new heights in a     BESIDES MARKET VOLATILITY, WHAT OTHER
AIM V.I. Value Fund beat the S&P 500's     rally dominated by technology stocks. But   FACTORS AFFECTED FUND PERFORMANCE?
performance over the year ended June 30,   near the end of March, market sentiment     Our holdings in cable TV hurt performance
2000. The fund reported average annual     soured as investors worried whether tech    in the second quarter of 2000. Cable-TV
total returns of 13.20%, compared to the   stocks were overpriced. A sharp sell-off    stocks such as fund holdings Comcast and
7.24% return of the S&P 500.               in the technology sector ensued,            Cox Communications took a hit near the end
                                           particularly for Internet companies with    of the reporting period because of
                                           no earnings.                                concerns over cash-flow growth and
                                              Interest-rate concerns also roiled the   competition from satellite companies.
FUND PERFORMANCE                           markets during the reporting period. The    Even though short-term performance
                                           Federal Reserve Board (the Fed) continued   disappointed, we believe that the long-
AVERAGE ANNUAL TOTAL RETURNS               to raise interest rates in an effort to     term prospects for these firms and cable
                                           slow the economy and prevent inflation.     stocks in general are strong, especially
As of 6/30/00                              In May, the Fed raised the federal funds    as cable companies enter the telephone
                                           rate to 6.50%, its highest level in nine    business.
------------------------------------------ years. Since June 1999, the Fed has            In addition, the fund was under-
Inception (5/5/93)                  21.26% increased interest rates six times for a    weighted in health-care stocks,
------------------------------------------ total of 1.75%. At its June 2000 meeting,   particularly drug manufacturers, an area
5 years                             21.82  the Fed chose to leave rates unchanged but  that performed well during the past six
------------------------------------------ hinted that more increases may occur later  months. We were cautious about this
1 year                              13.20  in the summer.                              industry because of political risks:
                                              For all the intense market activity of   Congress and President Clinton continue
RESULTS OF A $10,000 INVESTMENT            the past six months, the S&P 500 ended the  to dicker over how to inject a Medicare
                                           period flat, with the Dow down 8.44% and    drug benefit into the current system. In
5/5/93-6/30/00                             the Nasdaq down 2.54%.                      addition, drug companies face increasing
                                                                                       pressure from consumers to lower costs.
AIM V.I. Value Fund.........  $39,718      HOW DID YOU MANAGE THE FUND DURING
S&P 500 Index...............  $38,261      THESE CONDITIONS?                           WHAT STOCKS PERFORMED WELL FOR
                                           Volatility hurt the fund's performance      THE FUND?
Index's performance figures are for the    during the second quarter of 2000. The      Our semiconductor holdings such as Analog
period 4/30/93 through 6/30/00. Past       fund invests in companies with strong       Devices and Applied Materials benefited
performance cannot guarantee comparable    earnings growth and reasonable stock        from strong demand for computer chips,
future results. MARKET VOLATILITY CAN      prices; however, good companies selling     increased earnings and rising stock
SIGNIFICANTLY IMPACT SHORT-TERM                                                        prices. Cellular-phone maker Nokia and
PERFORMANCE. RESULTS OF AN INVESTMENT                                                  mobile-phone service provider Nextel also
MADE TODAY MAY DIFFER SUBSTANTIALLY                                                    reported excellent earnings, propelled by
FROM THE HISTORICAL PERFORMANCE SHOWN.

                                                        AIM V.I. Value Fund

                      SEMIANNUAL REPORT/MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 6/30/00, based on total net assets

TOP 10 HOLDINGS                                                                        TOP 10 INDUSTRIES
------------------------------------------                                              1. Broadcasting (Television, Radio
 1. Comcast Corp.-Class A            5.95%                                                 & Cable)                        10.16%
------------------------------------------                                             ------------------------------------------
 2. Nextel Communications, Inc.-                                                        2. Computers (Hardware)             8.19
    Class A                          5.60                                              ------------------------------------------
------------------------------------------                                              3. Communications Equipment         7.12
 3. Nokia Oyj-ADR (Finland)          4.89                                              ------------------------------------------
------------------------------------------                                              4. Retail (General Merchandise)     6.35
 4. Target Corp.                     4.38                                              ------------------------------------------
------------------------------------------                                              5. Telecommunications (Cellular/
 5. Cox Communications, Inc.-Class A 4.21                                                  Wireless)                        5.60
------------------------------------------                                             ------------------------------------------
 6. Tyco International Ltd. (Bermuda)3.89                                               6. Electronics (Semiconductors)     4.61
------------------------------------------                                             ------------------------------------------
 7. Morgan Stanley Dean Witter & Co. 3.47                                               7. Investment Banking/Brokerage     4.21
------------------------------------------                                             ------------------------------------------
 8. Apple Computer, Inc.             3.45                                               8. Equipment (Semiconductor)        4.03
------------------------------------------                                             ------------------------------------------
 9. Analog Devices, Inc.             2.93                                               9. Manufacturing (Diversified)      3.89
------------------------------------------                                             ------------------------------------------
10. First Data Corp.                 2.92                                              10. Services (Data Processing)       3.68
------------------------------------------                                             ------------------------------------------

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.


      THE NEAR-TERM OUTLOOK FOR STOCKS  |  vindicating the company. The diversified    ------------------------------------------
        COULD DEPEND TO A LARGE EXTENT  |  corporation has interests in electronics,
     ON THE FED'S ABILITY TO BRING THE  |  plastics, valves and pipes, and fire and    The performance figures shown represent
          ECONOMY TO A "SOFT LANDING."  |  security products.                          AIM V.I. Value Fund; they are not intended
________________________________________|                                              to reflect actual annuity values, and they
                                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?     do not reflect charges at the separate-
                                           The near-term outlook for stocks could      account level which (if applied) would
                                           depend to a large extent on the Fed's       lower the performance results.
the explosive growth of the wireless-      ability to bring the economy to a "soft
telecommunications market.                 landing." There are signs that the economy  The fund's performance figures are
   We also continued to hold Target        could be slowing. Consequently, the Fed     historical, and they reflect the
because the company shows strong earnings  may wind down its tightening cycle,         reinvestment of distributions and changes
growth, and its stock is selling at a      although the central bank could approve     in net asset value.
reasonable price. Formerly Dayton Hudson,  one or two more rate hikes in the months
the company changed its name in January to ahead. If the Fed succeeds in slowing       The fund's investment return and principal
Target. We anticipate that the name change economic growth to a more sustainable rate  value will fluctuate, so fund shares, when
will benefit the stock as more investors   and in keeping inflation under control, it  redeemed, may be worth more or less than
connect the stock name with the successful could prolong the current record economic   their original cost.
retailer.                                  expansion. Such an environment could prove
   Another long-time fund holding, Tyco    favorable for stocks.                       The unmanaged Dow Jones Industrial Average
International, continues to show earnings     However, uncertainty over the Fed's      (the Dow) is a price-weighted average of
growth. After the end of the reporting     actions and other factors could perpetuate  30 actively traded primarily industrial
period, its stock price jumped on news     the volatility that has characterized       stocks.
that the Securities and Exchange           markets in recent months. In such an
Commission had dropped its inquiry into    environment, investors would be well        The unmanaged National Association of
Tyco's accounting practices, essentially   advised to take a long-term perspective     Securities Dealers Automated Quotation
                                           on their investment.                        System Composite Index (the Nasdaq) is a
                                                                                       market-value-weighted index comprising all
                                                                                       domestic and non-U.S. based common stocks
                                                                                       listed on the Nasdaq system. It includes
                                                                                       more than 5,000 companies, and it is often
                                                                                       considered representative of the small and
                                                                                       medium-sized company stock universe. While
                                                                                       it includes many small and mid-sized
                                                                                       company stocks, large capitalization
                                                                                       companies tend to dominate the index.

                                                                                       The unmanaged Standard & Poor's Composite
                                                                                       Index of 500 Stocks (the S&P 500)
                                                                                       represents the performance of the stock
                                                                                       market.

                                                                                       An investment cannot be made in an index.
                                                                                       Index results include reinvested dividends.

                              AIM V.I. VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS - 75.46%

BANKS (MONEY CENTER) - 1.73%

Chase Manhattan Corp. (The)                     1,065,000 $     49,056,562
--------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 10.16%

Comcast Corp. - Class A(a)                      4,170,000      168,885,000
--------------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)           2,624,000      119,556,000
--------------------------------------------------------------------------
                                                               288,441,000
--------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 8.19%

Apple Computer, Inc.(a)                         1,870,000       97,941,250
--------------------------------------------------------------------------
Dell Computer Corp.(a)                          1,191,700       58,765,706
--------------------------------------------------------------------------
Gateway, Inc.(a)                                  693,100       39,333,425
--------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         401,000       36,465,937
--------------------------------------------------------------------------
                                                               232,506,318
--------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.35%

EMC Corp.(a)                                      107,000        8,232,312
--------------------------------------------------------------------------
Lexmark International Group, Inc. - Class A(a)    871,700       58,621,825
--------------------------------------------------------------------------
                                                                66,854,137
--------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 1.87%

At Home Corp. - Series A(a)                     1,500,000       31,125,000
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                           188,000        3,560,250
--------------------------------------------------------------------------
Oracle Corp.(a)                                   145,000       12,189,062
--------------------------------------------------------------------------
Unisys Corp.(a)                                   428,000        6,232,750
--------------------------------------------------------------------------
                                                                53,107,062
--------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.74%

Solectron Corp.(a)                                505,000       21,146,875
--------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 3.39%

Analog Devices, Inc.(a)                         1,096,200       83,311,200
--------------------------------------------------------------------------
Texas Instruments Inc.                            187,000       12,844,562
--------------------------------------------------------------------------
                                                                96,155,762
--------------------------------------------------------------------------

ENTERTAINMENT - 0.12%

Time Warner Inc.                                   45,700        3,473,200
--------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 4.03%

Applied Materials, Inc.(a)                        807,100       73,143,438
--------------------------------------------------------------------------
Teradyne, Inc.(a)                                 562,300       41,329,050
--------------------------------------------------------------------------
                                                               114,472,488
--------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 2.77%

American Express Co.                              753,000       39,250,125
--------------------------------------------------------------------------
Citigroup Inc.                                    652,000       39,283,000
--------------------------------------------------------------------------
                                                                78,533,125
--------------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE

HEALTH CARE (DIVERSIFIED) - 1.41%

Johnson & Johnson                                393,300 $     40,067,438
-----------------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR
 PHARMACEUTICALS) - 2.29%

Pfizer Inc.                                    1,356,600       65,116,800
-----------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
 SUPPLIES) - 1.97%

Guidant Corp.(a)                               1,133,000       56,083,500
-----------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.11%

Colgate-Palmolive Co.                            110,000        6,586,250
-----------------------------------------------------------------------------
Kimberly-Clark Corp.                             434,000       24,900,750
-----------------------------------------------------------------------------
                                                               31,487,000
-----------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 2.78%

American International Group, Inc.               632,000       74,260,000
-----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     85,000        4,754,688
-----------------------------------------------------------------------------
                                                               79,014,688
-----------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 4.21%

Merrill Lynch & Co., Inc.                        184,000       21,160,000
-----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.               1,183,000       98,484,750
-----------------------------------------------------------------------------
                                                              119,644,750
-----------------------------------------------------------------------------

NATURAL GAS - 1.52%

Williams Cos., Inc. (The)                      1,038,000       43,271,625
-----------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.38%

Schlumberger Ltd.                                145,000       10,820,625
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS - 0.25%

Weyerhaeuser Co.                                 162,000        6,966,000
-----------------------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 0.36%

Eastman Kodak Co.                                172,600       10,269,700
-----------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.06%

Lowe's Cos., Inc.                                 39,500        1,621,969
-----------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 2.11%

Best Buy Co., Inc.(a)                            946,000       59,834,500
-----------------------------------------------------------------------------

RETAIL (DRUG STORES) - 1.83%

Walgreen Co.                                   1,618,000       52,079,375
-----------------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 2.38%

Kroger Co. (The)(a)                            1,108,000       24,445,250
-----------------------------------------------------------------------------
Safeway Inc.(a)                                  956,000       43,139,500
-----------------------------------------------------------------------------
                                                               67,584,750
-----------------------------------------------------------------------------

                              AIM V.I. VALUE FUND

                                                                     MARKET
                                                        SHARES       VALUE

RETAIL (GENERAL MERCHANDISE) - 6.35%

Costco Wholesale Corp.(a)                              1,700,000 $   56,100,000
-------------------------------------------------------------------------------
Target Corp.                                           2,144,000    124,352,000
-------------------------------------------------------------------------------
                                                                    180,452,000
-------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.82%

Omnicom Group Inc.                                       581,000     51,745,313
-------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 3.68%

Automatic Data Processing, Inc.                          400,000     21,425,000
-------------------------------------------------------------------------------
First Data Corp.                                       1,672,000     82,973,000
-------------------------------------------------------------------------------
                                                                    104,398,000
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 5.60%

Nextel Communications, Inc. - Class A(a)               2,600,000    159,087,500
-------------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $1,742,846,294)                                          2,143,292,062
-------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER
 EQUITY INTERESTS - 12.32%

BERMUDA - 3.89%

Tyco International Ltd. (Manufacturing - Diversified)  2,330,000    110,383,750
-------------------------------------------------------------------------------

CANADA - 3.54%

360networks Inc. (Telecommunications - Long
 Distance)(a)                                            162,300      2,475,075
-------------------------------------------------------------------------------
Celestica Inc. (Electronics - Semiconductors)(a)         701,000     34,787,125
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)         927,500     63,301,875
-------------------------------------------------------------------------------
                                                                    100,564,075
-------------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE

FINLAND - 4.89%

Nokia Oyj - ADR (Communications Equipment)       2,783,000 $  138,976,063
--------------------------------------------------------------------------
Total Foreign Stocks & Other Equity Interests
 (Cost $195,746,424)                                          349,923,888
--------------------------------------------------------------------------

MONEY MARKET FUNDS - 12.62%

STIC Liquid Assets Portfolio(b)                179,242,405    179,242,405
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        179,242,405    179,242,405
--------------------------------------------------------------------------
  Total Money Market Funds
   (Cost $358,484,810)                                        358,484,810
--------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.40%
 (Cost $2,297,077,528)                                      2,851,700,760
--------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.40%)                       (11,533,376)
--------------------------------------------------------------------------
NET ASSETS - 100.00%                                       $2,840,167,384
==========================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost $2,297,077,528)        $2,851,700,760
------------------------------------------------------------------------
Receivables for:
 Investments sold                                             50,005,091
------------------------------------------------------------------------
 Fund shares sold                                              4,117,476
------------------------------------------------------------------------
 Dividends                                                     1,937,380
------------------------------------------------------------------------
Investment for deferred compensation plan                         39,724
------------------------------------------------------------------------
Other assets                                                     124,235
------------------------------------------------------------------------
  Total assets                                             2,907,924,666
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        60,570,394
------------------------------------------------------------------------
 Fund shares reacquired                                          485,515
------------------------------------------------------------------------
 Foreign currency contracts - closed                           1,877,130
------------------------------------------------------------------------
 Foreign currency contracts outstanding                        1,519,487
------------------------------------------------------------------------
 Deferred compensation plan                                       39,724
------------------------------------------------------------------------
Accrued advisory fees                                          1,394,233
------------------------------------------------------------------------
Accrued administrative services fees                           1,782,203
------------------------------------------------------------------------
Accrued trustees' fees                                             3,119
------------------------------------------------------------------------
Accrued operating expenses                                        85,477
------------------------------------------------------------------------
  Total liabilities                                           67,757,282
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $2,840,167,384
========================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

 Outstanding                                                  85,000,452
========================================================================
Net asset value, offering and redemption price per share  $        33.41
========================================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $103,785)         $  11,496,234
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      7,923,757
-----------------------------------------------------------------------------
Administrative services fee                                        2,581,721
-----------------------------------------------------------------------------
Custodian fees                                                       119,068
-----------------------------------------------------------------------------
Trustees' fees                                                         3,840
-----------------------------------------------------------------------------
Other                                                                292,912
-----------------------------------------------------------------------------
  Total expenses                                                  10,921,298
-----------------------------------------------------------------------------
Less: Expenses paid indirectly                                        (4,380)
-----------------------------------------------------------------------------
  Net expenses                                                    10,916,918
-----------------------------------------------------------------------------
Net investment income                                                579,316
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS AND OPTION
 CONTRACTS

Net realized gain from:
 Investment securities                                           112,298,575
-----------------------------------------------------------------------------
 Foreign currency contracts                                       14,369,233
-----------------------------------------------------------------------------
 Option contracts written                                            184,917
-----------------------------------------------------------------------------
                                                                 126,852,725
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                          (131,660,860)
-----------------------------------------------------------------------------
 Foreign currencies                                                      (69)
-----------------------------------------------------------------------------
 Foreign currency contracts                                       (7,198,624)
-----------------------------------------------------------------------------
                                                                (138,859,553)
-----------------------------------------------------------------------------
Net gain (loss) on investment securities, foreign currencies,
 foreign currency contracts and option contracts                 (12,006,828)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    $ (11,427,512)
=============================================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2000 and the year ended December 31, 1999 (Unaudited)

                                                                DECEMBER 31,
                                               JUNE 30, 2000        1999
                                               --------------  --------------
OPERATIONS:

 Net investment income                         $      579,316  $    3,440,737
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, foreign currency
  contracts and option contracts                  126,852,725     111,811,218
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies, foreign currency
  contracts and option contracts                 (138,859,553)    360,547,238
------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations                      (11,427,512)    475,799,193
------------------------------------------------------------------------------
Distributions to shareholders from net
 investment income                                         --      (6,235,364)
------------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains                                            --     (32,606,763)
------------------------------------------------------------------------------
Share transactions - net                          468,228,325     725,025,960
------------------------------------------------------------------------------
  Net increase in net assets                      456,800,813   1,161,983,026
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                            2,383,366,571   1,221,383,545
------------------------------------------------------------------------------
 End of period                                 $2,840,167,384  $2,383,366,571
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                 $2,048,218,292  $1,579,989,967
------------------------------------------------------------------------------
 Undistributed net investment income                3,962,918       3,383,602
------------------------------------------------------------------------------
 Undistributed net realized gain from
  investment securities, foreign currencies,
  foreign currency contracts and option
  contracts                                       234,882,834     108,030,109
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and option contracts         553,103,340     691,962,893
------------------------------------------------------------------------------
                                               $2,840,167,384  $2,383,366,571
==============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2000
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to the Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                              AIM V.I. VALUE FUND

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at June 30, 2000 were as follows:

                                                             UNREALIZED
SETTLEMENT           CONTRACT TO                            APPRECIATION
   DATE     CURRENCY   DELIVER     RECEIVE       VALUE     (DEPRECIATION)
----------  -----------------------------------------------------
09/29/00      CAD     92,300,000 $ 62,369,475 $ 62,542,020  $  (172,545)
08/28/00      EUR     97,850,000   92,326,752   93,583,251   (1,256,499)
10/03/00      EUR     54,500,000   52,148,700   52,239,143      (90,443)
-------------------------------------------------------------------------
                     244,650,000 $206,844,927 $208,364,414  $(1,519,487)
=========================================================================

G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2000, the Fund paid AIM $2,581,721 of which AIM retained $81,468 for accounting services provided.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the six months ended June 30, 2000, the Fund paid legal fees of $3,464 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

                              AIM V.I. VALUE FUND

NOTE 3 - INDIRECT EXPENSES
For the six months ended June 30, 2000, the Fund received reductions in custodian fees of $4,380 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,380.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $1,163,996,153 and $776,686,706, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $607,448,954
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (54,997,717)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $552,451,237
===========================================================================

Cost of investments for tax purposes is $2,299,249,523.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the six months ended June 30, 2000 are summarized as follows:

                                                    CALL OPTION CONTRACTS
                                                 --------------------------
                                                 NUMBER OF        PREMIUMS
                                                 CONTRACTS        RECEIVED
                                                 ---------        ---------
Beginning of period                                  --           $      --
----------------------------------------------------------------------------
Written                                             900             184,917
----------------------------------------------------------------------------
Expired                                            (900)           (184,917)
============================================================================
End of period                                        --           $      --
============================================================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                             JUNE 30, 2000            DECEMBER 31, 1999
                        -------------------------  -------------------------
                          SHARES       AMOUNT        SHARES       AMOUNT
                        ----------  -------------  ----------  -------------
Sold                    17,185,455  $ 581,596,937  30,095,501  $ 884,324,432
-----------------------------------------------------------------------------
Issued as reinvestment
 of dividends                   --             --   1,227,239     38,842,126
-----------------------------------------------------------------------------
Reacquired              (3,330,806)  (113,368,612) (6,712,560)  (198,140,598)
-----------------------------------------------------------------------------
                        13,854,649  $ 468,228,325  24,610,180  $ 725,025,960
=============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                         SIX MONTHS                                                 ELEVEN MONTHS
                           ENDED                YEAR ENDED DECEMBER 31,                 ENDED       YEAR ENDED
                          JUNE 30,      ------------------------------------------  DECEMBER 31,    JANUARY 31,
                          2000(a)        1999(a)       1998       1997      1996        1995           1995
                         ----------     ----------  ----------  --------  --------  -------------   -----------
Net asset value,
 beginning of period     $    33.50     $    26.25  $    20.83  $  17.48  $  16.11    $  11.83       $  12.17
---------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income         0.01           0.06        0.09      0.08      0.30        0.11           0.10
---------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                 (0.10)          7.76        6.59      4.05      2.09        4.18          (0.35)
---------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                 (0.09)          7.82        6.68      4.13      2.39        4.29          (0.25)
---------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income              --          (0.09)      (0.13)    (0.19)    (0.10)      (0.01)         (0.09)
---------------------------------------------------------------------------------------------------------------
 Distributions from net
  realized gains                 --          (0.48)      (1.13)    (0.59)    (0.92)         --             --
---------------------------------------------------------------------------------------------------------------
  Total distributions            --          (0.57)      (1.26)    (0.78)    (1.02)      (0.01)         (0.09)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                  $    33.41     $    33.50  $    26.25  $  20.83  $  17.48    $  16.11       $  11.83
===============================================================================================================
Total return(b)               (0.27)%        29.90%      32.41%    23.69%    15.02%      36.25%         (2.03)%
===============================================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $2,840,167     $2,383,367  $1,221,384  $690,841  $369,735    $257,212       $109,257
===============================================================================================================
Ratio of expenses to
 average net assets            0.84%(c)       0.76%       0.66%     0.70%     0.73%       0.75%(d)       0.82%
===============================================================================================================
Ratio of net investment
 income to average net
 assets                        0.04%(c)       0.20%       0.68%     1.05%     2.00%       1.11%(d)       1.17%
===============================================================================================================
Portfolio turnover rate          32%            62%        100%      127%      129%        145%           143%
===============================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $2,629,984,948.
(d) Annualized.

                              AIM V.I. VALUE FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Value Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provided for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the proxy solicitation on the above matters were as follows:

                                                 VOTES      VOTES    WITHHELD/
       DIRECTORS/MATTER                           FOR      AGAINST  ABSTENTIONS
       -------------------------------------  -----------------------------
 (1)*   Charles T. Bauer...................   336,558,177    N/A     9,129,703
        Bruce L. Crockett..................   337,513,648    N/A     8,174,232
        Owen Daly II.......................   336,754,219    N/A     8,933,661
        Edward K. Dunn, Jr. ...............   337,481,093    N/A     8,206,787
        Jack M. Fields.....................   337,574,973    N/A     8,112,907
        Carl Frischling....................   337,177,860    N/A     8,510,020
        Robert H. Graham...................   337,319,248    N/A     8,368,632
        Prema Mathai-Davis.................   337,262,043    N/A     8,425,837
        Lewis F. Pennock...................   337,440,897    N/A     8,246,983
        Louis S. Sklar.....................   337,447,894    N/A     8,239,986
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provided
        for the reorganization of AIM
        Variable Insurance Funds, Inc. as a
        Delaware business trust............   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Investment
        Advisory Agreement.................    64,733,758 2,205,729  5,113,810
 (4)(a) Change to Fundamental Restriction
        on Issuer Diversification..........    62,782,614 2,813,455  6,457,228
 (4)(b) Change to Fundamental Restriction
        on Borrowing Money and Issuing
        Senior Securities..................    62,191,461 3,539,461  6,322,375
 (4)(c) Change to Fundamental Restriction
        on Underwriting Securities.........    63,471,362 2,702,293  5,879,642
 (4)(d) Change to Fundamental Restriction
        on Industry Concentration..........    63,583,770 2,670,769  5,798,758
 (4)(e) Change to Fundamental Restriction
        on Purchasing or Selling Real
        Estate.............................    62,652,287 3,322,826  6,078,184
 (4)(f) Change to Fundamental Restriction
        on Purchasing or Selling
        Commodities........................    62,555,004 3,535,659  5,962,634
 (4)(g) Change to Fundamental Restriction
        on Making Loans....................    62,377,925 3,654,650  6,020,722
 (4)(h) Elimination of Fundamental
        Restriction on Investing for the
        Purpose of Control.................    62,190,684 3,602,146  6,260,467
 (5)    Approval of changing the Investment
        Objective and Making it Non-
        Fundamental........................    61,885,484 3,747,177  6,420,636
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    66,486,391   986,590  4,580,316

------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

                              AIM V.I. VALUE FUND


TRUSTEES, OFFICERS, AND    BOARD OF TRUSTEES                       OFFICERS                   OFFICE OF THE FUND
OTHER SERVICE PROVIDERS    Charles T. Bauer
OF AIM VARIABLE INSURANCE  Director and Chairman                   Charles T. Bauer           11 Greenway Plaza
FUNDS, INC.                A I M Management Group Inc.             Chairman                   Suite 100
                                                                                              Houston, TX 77046
                           Bruce L. Crockett                       Robert H. Graham           (800) 347-1919
                           Director                                President
                           ACE Limited;                                                       INVESTMENT ADVISOR
                           Formerly Director, President, and       Carol F. Relihan
                           Chief Executive Officer                 Senior Vice President and  A I M Advisors, Inc.
                           COMSAT Corporation                      Secretary                  11 Greenway Plaza
                                                                                              Suite 100
                           Owen Daly II                            Gary T. Crum               Houston, TX 77046
                           Formerly Director                       Senior Vice President
                           Cortland Trust Inc.                                                TRANSFER AGENT AND CUSTODIAN
                                                                   Dana R. Sutton
                           Edward K. Dunn Jr.                      Vice President and         State Street Bank and Trust Company
                           Chairman, Mercantile Mortgage Corp.;    Treasurer                  225 Franklin Street
                           Formerly Vice Chairman, President                                  Boston, MA 02110
                           and Chief Operating Officer,            Robert G. Alley
                           Mercantile-Safe Deposit & Trust Co.;    Vice President             COUNSEL TO THE FUNDS
                           and President, Mercantile Bankshares
                                                                   Stuart W. Coco             Freedman, Levy, Kroll &
                           Jack Fields                             Vice President             Simonds
                           Chief Executive Officer                                            1050 Conn. Avenue, N.W.
                           Texana Global Inc. and Twenty First     Melville B. Cox            Washington, D.C. 20036
                           Century Group, Inc.;                    Vice President
                           Formerly, Member of the                                            COUNSEL TO THE TRUSTEES
                           U.S. House of Representatives           Karen Dunn Kelley
                                                                   Vice President             Kramer, Levin, Naftalis & Frankel LLP
                           Carl Frischling                                                    919 Third Avenue
                           Partner                                 Edgar M. Larsen            New York, NY 10022
                           Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                              DISTRIBUTOR
                           Robert H. Graham                        Mary J. Benson
                           Director, President and Chief           Assistant Vice President   A I M Distributors, Inc.
                           Executive Officer                       and Assistant Treasurer    11 Greenway Plaza
                           A I M Management Group Inc.                                        Suite 100
                                                                   Sheri Morris               Houston, TX 77046
                           Prema Mathai-Davis                      Assistant Vice President
                           Formerly, Chief Executive Officer,      and Assistant Treasurer
                           YMCA of the U.S.A.
                                                                   Renee A. Friedli
                           Lewis F. Pennock                        Assistant Secretary
                           Attorney
                                                                   P. Michelle Grace
                           Louis S. Sklar                          Assistant Secretary
                           Executive Vice President, Development
                           and Operations,                         Nancy L. Martin
                           Hines Interests                         Assistant Secretary
                           Limited Partnership
                                                                   Ofelia M. Mayo
                                                                   Assistant Secretary

                                                                   Lisa A. Moss
                                                                   Assistant Secretary

                                                                   Kathleen J. Pflueger
                                                                   Assistant Secretary

                                                                   Samuel D. Sirko
                                                                   Assistant Secretary

                      (This page left intentionally blank)

--------------------------------------------------------------------------------

Janus|Aspen Series

--------------------------------------------------------------------------------

2000 SEMIANNUAL REPORT

     Janus Aspen Growth Portfolio


[LOGO] JANUS

--------------------------------------------------------------------------------

                                                    Janus|Aspen Growth Portfolio

[PHOTO]
Blaine Rollins
portfolio manager

For the six-month period ended June 30, 2000, Janus Aspen Growth Portfolio returned 1.72% for its Institutional Shares, 1.52% for its Retirement Shares and 1.61% for its Service Shares. By comparison, the Portfolio's benchmark, the S&P 500 Index, declined (0.43%).(1)

Our success over this period occurred in the face of a tremendous amount of volatility in U.S. equity markets. This was caused by uncertainty over how strong the economy would remain and whether or not rate hikes by the Federal Reserve could actually moderate economic growth. After three rate increases in the first six months of the year, including a half-point boost in mid-May, some signs of mellowing sprouted in early June, aided by rising oil prices. By its late-June meeting, the Fed decided further tightening wasn't necessary. Nonetheless, policymakers' continued wariness over low unemployment suggests future rate hikes may be in store.

In this unpredictable market, it's tough to pinpoint clear winners, but the stocks that have been extremely strong are those that continue to see solid underlying demand for their products and services. Three of our semiconductor holdings - Linear Technology, Maxim Integrated Products and Texas Instruments - illustrate this. These companies have graduated to our top 15 holdings as a result of huge demand for their chips. Practical applications for their chips include wireless products, networking products and mobile computing devices such as laptops and handhelds.

Efficiently run businesses also breed success, as we've seen in Viacom. After it finalizes its merger with CBS in early May, we're expecting to see some real cost and revenue synergies emerge. Advertising gains at MTV remain impressive, and CBS Television Network has had some great ratings improvements, which also has led to high advertising gains. We're anticipating much more cash flow from the combined company and remain excited about its long-term future.

Our long-term position in Bank of New York also posted solid gains during the period. The bulk of the company's revenues are found in the security processing business, which has remained extremely strong, while its global credit exposure is far smaller than most other banks. Because of allegations about laundering money for Russian interests, the stock price temporarily dropped during the period, so we increased our position and have since been rewarded by a significant price appreciation. We've held this stock for eight years, so it was easy to stick to our story and profit from our conviction.

Stories can change, as well, and we certainly aren't adverse to reacting when that happens. After some of our pharmaceutical holdings made a decent move in the market's turn to safety during the period, we reduced our exposure. Uncertain data points out of Washington led us to believe drug pricing may come under pressure, so we thought it best to move to the sidelines and wait for the next opportunity.

It may be a while before we see strong opportunities in cruise line companies like Royal Caribbean Cruises and Carnival, which have been very disappointing in 2000. In that industry, capacity additions have led to lower per-person revenue expectations, and, in turn, the stocks have dropped dramatically. Also dragging on the Portfolio's performance was McDonald's, which was hurt by slow product introductions and by the strong dollar in its international business.

Over the next six months, we're expecting market volatility to continue as uncertainty over the pace of economic growth lingers. Although we're seeing data that says the economy is slowing down, it needs to translate into lower inflationary pressures.

While the economy sorts itself out, we're focusing on uncovering companies that are finding ways to grow their earnings faster than their peers and the rest of the market. There are a lot of opportunities to invest in dynamic companies in many different industries - not just technology. And once we find those companies, it comes down to having conviction in the names you own - not just owning the winners, but also having the patience to buy names cheaper and take profits in companies where the fundamentals appear to be slowing.

By knowing our companies inside and out, and standing by them through volatile times, we believe we can eliminate surprises and increase our potential for delivering positive long-term results.

Thank you for your continued investment in Janus Aspen Growth Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             89.7%                 89.4%
   Foreign                                            9.3%                  9.5%
   Europe                                             6.2%                  6.0%
Top 10 Equities                                      34.9%                 33.0%
Number of Stocks                                        90                    75
Cash, Cash Equivalents
   & Fixed-Income Securities                         10.3%                 10.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 2000  1

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
   1 Year                                                                 25.54%
   5 Year                                                                 26.98%
   From Inception                                                         22.63%
--------------------------------------------------------------------------------
S&P 500 Index
   1 Year                                                                  7.24%
   5 Year                                                                 23.80%
   From Inception Date of Institutional Shares                            20.85%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 24.97%
   5 Year                                                                 26.37%
   From Portfolio Inception                                               21.87%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 24.84%
   5 Year                                                                 26.62%
   From Portfolio Inception                                               22.24%
--------------------------------------------------------------------------------

Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses during certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)


SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 89.6%
Aerospace and Defense - 0.4%
     663,530  Lockheed Martin Corp. ..........................   $    16,463,838

Beverages - Non-Alcoholic - 0.3%
     660,735  Coca-Cola Enterprises, Inc. ....................        10,778,240

Broadcast Services and Programming - 3.0%
   2,822,280  AT&T Corp./Liberty Media Group - Class A* ......        68,440,290
     728,360  Clear Channel Communications, Inc.* ............        54,627,000

                                                                     123,067,290

Cable Television - 5.2%
     256,190  Adelphia Communications Corp. - Class A* .......        12,008,906
     392,280  Charter Communications, Inc. - Class A* ........         6,448,103
   4,339,430  Comcast Corp. - Special Class A* ...............       175,746,915
   4,885,741  Telewest Communications PLC*,** ................        17,068,816

                                                                     211,272,740

Casino Hotels - 0.4%
   1,285,680  Park Place Entertainment Corp.* ................        15,669,225

Cellular Telecommunications - 2.8%
     810,000  Nextel Communications, Inc. - Class A* .........        49,561,875
       1,204  NTT DoCoMo, Inc.** .............................        32,660,027
     228,395  Sprint Corp./PCS Group* ........................        13,589,503
     123,983  VoiceStream Wireless Corp.* ....................        14,418,835
     109,283  Winstar Communications, Inc.* ..................         3,701,962

                                                                     113,932,202

Circuits - 5.9%
     100,185  Integrated Device Technology, Inc.* ............   $     5,998,577
   1,912,800  Linear Technology Corp. ........................       122,299,650
   1,683,400  Maxim Integrated Products, Inc.* ...............       114,365,988

                                                                     242,664,215

Commercial Banks - 0.2%
      18,395  M&T Bank Corp. .................................         8,277,750

Commercial Services - 0.6%
     583,032  Paychex, Inc. ..................................        24,487,344

Computer Data Security - 1.9%
     447,158  VeriSign, Inc.* ................................        78,923,387

Computers - Memory Devices - 2.4%
   1,103,625  EMC Corp.* .....................................        84,910,148
     108,057  VERITAS Software Corp.* ........................        12,212,129

                                                                      97,122,277

Computers - Micro - 2.5%
     350,540  Apple Computer, Inc.* ..........................        18,359,532
     911,435  Sun Microsystems, Inc.* ........................        82,883,620

                                                                     101,243,152

Cosmetics and Toiletries - 0.9%
     600,175  Colgate-Palmolive Co. ..........................        35,935,478

Cruise Lines - 0.6%
     467,315  Carnival Corp. .................................         9,112,642
     746,830  Royal Caribbean Cruises, Ltd. ..................        13,816,355

                                                                      22,928,997


2  Janus Aspen Series / June 30, 2000

                                                    Janus|Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Data Processing and Management - 0.6%
     448,070  Automatic Data Processing, Inc. ................   $    23,999,749

Distribution and Wholesale - 0.8%
     936,835  Costco Wholesale Corp.* ........................        30,915,555

Diversified Financial Services - 0.2%
     189,705  Household International, Inc. ..................         7,884,614

Diversified Operations - 2.8%
   2,147,095  General Electric Co. ...........................       113,796,035

E-Commerce - 0.3%
     194,165  eBay, Inc.* ....................................        10,545,587

Electronic Components - 0.9%
      99,000  Murata Manufacturing Company, Ltd.** ...........        14,241,574
     683,000  NEC Corp.** ....................................        21,496,764

                                                                      35,738,338

Electronic Components - Semiconductors - 3.6%
      82,490  Advanced Micro Devices, Inc.* ..................         6,372,353
     311,110  Conexant Systems, Inc.* ........................        15,127,724
      53,160  PMC-Sierra, Inc.* ..............................         9,445,868
   1,722,210  Texas Instruments, Inc. ........................       118,294,299

                                                                     149,240,244

Enterprise Software and Services - 1.5%
     724,435  BEA Systems, Inc.* .............................        35,814,255
     250,903  i2 Technologies, Inc.* .........................        26,160,558

                                                                      61,974,813

Fiber Optics - 0.7%
      61,335  E-Tek Dynamics, Inc.* ..........................        16,180,940
      37,860  SDL, Inc.* .....................................        10,797,199

                                                                      26,978,139

Finance - Credit Card - 1.9%
   1,511,340  American Express Co. ...........................        78,778,598

Finance - Investment Bankers/Brokers - 4.9%
   3,329,351  Charles Schwab Corp. ...........................       111,949,427
     755,750  Merrill Lynch & Company, Inc. ..................        86,911,250

                                                                     198,860,677

Identification Systems and Devices - 1.0%
     782,667  Symbol Technologies, Inc. ......................        42,264,018

Instruments - Scientific - 0.9%
   1,065,570  Dionex Corp.* ..................................        28,503,998
     154,780  PE Corp./PE Biosystems Group ...................        10,196,133

                                                                      38,700,131

Internet Content - 0.2%
      67,900  Softbank Corp.** ...............................         9,241,456

Internet Software - 2.3%
     374,015  America Online, Inc.* ..........................        19,729,291
     649,030  Exodus Communications, Inc.* ...................        29,895,944
     157,620  Inktomi Corp.* .................................        18,638,565
     255,195  TIBCO Software, Inc.* ..........................        27,365,676

                                                                      95,629,476

Leisure and Recreation Products - 0.6%
   2,838,283  EMI Group PLC** ................................        25,781,260

Life and Health Insurance - 2.3%
     606,395  John Hancock Financial Services, Inc.* .........        14,363,982
   3,051,293  Prudential PLC** ...............................        44,715,332
   1,042,260  StanCorp Financial Group, Inc. .................        33,482,603

                                                                      92,561,917

Medical - Biomedical and Genetic - 0.8%
     189,205  Genentech, Inc.* ...............................   $    32,543,260

Medical Instruments - 0.2%
     175,190  Medtronic, Inc. ................................         8,726,652

Money Center Banks - 2.8%
   2,286,415  Bank of New York Company, Inc. .................       106,318,297
     219,997  Chase Manhattan Corp. ..........................        10,133,612

                                                                     116,451,909

Multimedia - 10.2%
   3,899,011  Time Warner, Inc. ..............................       296,324,836
   1,796,870  Viacom, Inc. - Class B* ........................       122,524,073

                                                                     418,848,909

Networking Products - 3.4%
      96,915  3Com Corp.* ....................................         5,584,727
   2,137,238  Cisco Systems, Inc.* ...........................       135,848,190

                                                                     141,432,917

Oil Companies - Integrated - 0.1%
      99,005  Coastal Corp. ..................................         6,026,929

Optical Supplies - 0.5%
     276,445  Allergan, Inc. .................................        20,595,153

Pipelines - 3.3%
     297,555  El Paso Energy Corp. ...........................        15,156,708
   1,846,720  Enron Corp. ....................................       119,113,440

                                                                     134,270,148

Publishing - Newspapers - 0.2%
     256,330  New York Times Co. - Class A ...................        10,125,035

Radio - 1.2%
      66,850  Hispanic Broadcasting Corp.* ...................         2,214,406
   1,270,825  Infinity Broadcasting Corp. - Class A* .........        46,305,686

                                                                      48,520,092

Retail - Apparel and Shoe - 0.2%
     292,945  Gap, Inc. ......................................         9,154,531

Retail - Building Products - 0.9%
     709,000  Home Depot, Inc. ...............................        35,405,688

Retail - Office Supplies - 0.6%
   1,548,905  Staples, Inc.* .................................        23,814,414

Retail - Restaurants - 2.5%
   3,138,125  McDonald's Corp. ...............................       103,361,992

Savings/Loan/Thrifts - 0.3%
     496,375  Washington Mutual, Inc. ........................        14,332,828

Super-Regional Banks - 0.4%
     274,150  Northern Trust Corp. ...........................        17,836,884

Telecommunication Equipment - 3.0%
     296,197  Nokia Oyj** ....................................        15,176,122
   1,941,872  Nokia Oyj (ADR)** ..............................        96,972,233
     185,605  Nortel Networks Corp. - New York Shares ........        12,667,541

                                                                     124,815,896

Telecommunication Services - 2.7%
   1,326,218  Cox Communications, Inc. - Class A* ............        60,425,808
     328,670  Level 3 Communications, Inc.* ..................        28,922,960
     372,447  NTL, Inc.* .....................................        22,300,264

                                                                     111,649,032

Telephone - Integrated - 2.3%
   2,609,617  Telefonica S.A.*,** ............................        56,284,878
     626,020  Telefonos de Mexico S.A. (ADR) .................        35,761,393

                                                                      92,046,271


See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 2000  3

Janus|Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Television - 1.0%
     410,385  Univision Communications, Inc. - Class A* ......   $    42,474,848

Wireless Equipment - 0.4%
      81,135  Aether Systems, Inc.* ..........................        16,632,675
--------------------------------------------------------------------------------
Total Common Stock (cost $2,856,535,693) .....................     3,674,722,805
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Broadcast Services and Programming - 0.1%
$  1,475,000  AT&T Corp./Liberty Media Group, 4.00%
                 convertible mortgage backed bonds
                 due 11/15/29 ................................         2,124,000

Telecommunication Services - 0.6%
  13,707,000  Cox Communications, Inc., 3.00%
                 convertible subordinated debentures
                 due 3/14/30 .................................        14,306,681

  14,000,000  NTL, Inc., 5.75%
                 convertible subordinated notes
                 due 12/15/09+ ...............................        10,990,000

                                                                      25,296,681
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $29,800,906) .....................        27,420,681
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Cellular Telecommunications - 0.1%
              Winstar Communications, Inc:
      22,140     Series D, convertible, 7.00% ................         1,245,375
       2,005     Series F, convertible, 7.25% ................         1,969,913
--------------------------------------------------------------------------------
Total Preferred Stock (cost $3,858,792) ......................         3,215,288
--------------------------------------------------------------------------------
Repurchase Agreement - 1.4%
$ 60,000,000  Morgan Stanley Dean Witter & Co., 6.80%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $60,034,000 collateralized
                 by $68,461,553 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $82,884,520 in
                 Freddie Mac, 0%-8.40%, 7/15/10-12/1/29;
                 with respective values of $22,579,571
                 and $38,643,644 (cost $60,000,000) ..........        60,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.9%
               CIT Holdings Group, Inc.
 120,000,000     6.84%, 7/3/00
                 (amortized cost $119,954,400) ...............       119,954,400
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.0%
              Federal Home Loan Bank System:
  50,000,000     5.78%, 7/19/00 ..............................        49,855,500
  50,000,000     5.84%, 8/2/00 ...............................        49,740,444
  50,000,000     6.36%, 8/18/00 ..............................        49,576,000
  50,000,000     5.86%, 8/31/00 ..............................        49,465,500
  50,000,000     6.41%, 9/11/00 ..............................        49,370,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $248,034,472) ...........       248,007,944
--------------------------------------------------------------------------------
Total Investments (total cost $3,318,184,263) - 100.7% .......     4,133,321,118
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.7%)     (30,400,824)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $4,102,920,294
--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Canada                                        0.3%               $    12,667,541
Finland                                       2.7%                   112,148,355
Japan                                         1.9%                    77,639,821
Mexico                                        0.9%                    35,761,393
Spain                                         1.4%                    56,284,878
United Kingdom                                2.1%                    87,565,408
United States++                              90.7%                 3,751,253,722
--------------------------------------------------------------------------------
Total                                       100.0%               $ 4,133,321,118


++   Includes Short-Term Securities (80.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000


CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
British Pound 9/8/00                8,900,000     $   13,520,880   $     185,743
British Pound 1/26/01               7,100,000         10,818,980          47,570
Euro 1/26/01                       40,000,000         38,644,000         103,800
Japanese Yen 9/1/00               200,000,000          1,909,840        (20,925)
Japanese Yen 9/8/00             3,520,000,000         33,654,871         383,030
Japanese Yen 9/14/00            2,890,000,000         27,660,823       (198,009)
Japanese Yen 10/5/00              450,000,000          4,323,398          46,297
--------------------------------------------------------------------------------
Total                                             $  130,532,792   $     547,506


See Notes to Schedules of Investments.

4  Janus Aspen Series / June 30, 2000

                                                        Statements of|Operations

                                                                         Janus Aspen
For the six months or period ended June 30, 2000 (unaudited)               Growth
(all numbers in thousands)                                                Portfolio
----------------------------------------------------------------------------------------
Investment Income:
   Interest                                                               $  10,216
   Dividends                                                                  5,385
   Foreign tax withheld                                                       (121)
----------------------------------------------------------------------------------------
Total Investment Income                                                      15,480
----------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                             11,673
   Transfer agent expenses                                                        3
   Registration fees                                                            160
   System fees                                                                   10
   Custodian fees                                                               195
   Insurance expense                                                              2
   Audit fees                                                                     7
   Distribution fees - Retirement Shares                                        146
   Distribution fees - Service Shares                                             2
   Administrative fees - Retirement Shares                                      146
   Other expenses                                                                 9
----------------------------------------------------------------------------------------
Total Expenses                                                               12,353
----------------------------------------------------------------------------------------
Expense and Fee Offsets                                                        (24)
----------------------------------------------------------------------------------------
Net Expenses                                                                 12,329
----------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                     --
----------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                             12,329
----------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                  3,151
----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                    132,939
   Net realized gain/(loss) from foreign currency transactions                2,055
   Net realized gain/(loss) from futures contracts                               --
   Change in net unrealized appreciation or depreciation of
      investments and foreign currency                                     (88,520)
----------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                               46,474
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           $  49,625
----------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000   5

Statements of|Assets & Liabilities

                                                                          Janus Aspen
As of June 30, 2000 (unaudited) (all numbers in thousands                   Growth
except net asset value per share)                                          Portfolio
----------------------------------------------------------------------------------------
Assets:
   Investments at cost                                                    $3,318,184

   Investments at value:                                                  $4,133,321
      Cash                                                                       925
      Receivables:
         Investments sold                                                     31,449
         Portfolio shares sold                                                 7,484
         Dividends                                                               292
         Interest                                                                177
         Due from Advisor                                                         --
      Other assets                                                                --
      Variation margin                                                            --
   Forward currency contracts                                                    548
----------------------------------------------------------------------------------------
Total Assets                                                               4,174,196
----------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                                                   67,056
      Portfolio shares repurchased                                             1,903
      Advisory fees                                                            2,158
   Accrued expenses                                                              159
----------------------------------------------------------------------------------------
Total Liabilities                                                             71,276
----------------------------------------------------------------------------------------
Net Assets                                                                $4,102,920
----------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                         $3,910,688
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        118,891
----------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    32.89
----------------------------------------------------------------------------------------
Net Assets - Retirement Shares                                            $  179,748
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          5,478
----------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    32.82
----------------------------------------------------------------------------------------
Net Assets - Service Shares                                               $   12,484
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)            381
----------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    32.74
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

6   Janus Aspen Series / June 30, 2000

                                             Statements of|Changes in Net Assets

                                                                            Janus Aspen
For the six months or period ended June 30 (unaudited)                        Growth
and for the fiscal year ended December 31                                    Portfolio
(all numbers in thousands)                                            2000              1999
----------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                  $       3,151     $       5,209
   Net realized gain/(loss) from investment transactions               134,994           155,359
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency                             (88,520)           582,872
----------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                    49,625           743,440
----------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                              (2,283)           (4,543)
   Net realized gain from investment transactions*                   (155,582)           (9,036)
   Distributions (in excess of realized gains)*                             --                --
----------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (157,865)          (13,579)
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Institutional Shares                                           1,028,062         1,298,997
      Retirement Shares                                                135,521            52,393
      Service Shares                                                    12,287                --
   Reinvested dividends and distributions
      Institutional Shares                                             150,647            13,566
      Retirement Shares                                                  6,777                13
      Service Shares                                                       441                --
   Shares repurchased
      Institutional Shares                                           (108,963)         (194,056)
      Retirement Shares                                               (15,566)           (2,358)
      Service Shares                                                      (29)                --
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,209,177         1,168,555
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                1,100,937         1,898,416
Net Assets:
   Beginning of period                                               3,001,983         1,103,567
----------------------------------------------------------------------------------------------------
   End of period                                                 $   4,102,920     $   3,001,983
----------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                      $   3,150,734     $   1,941,557
   Undistributed net investment income/(loss)*                           1,732               864
   Undistributed net realized gain/(loss) from investments*            134,775           155,363
   Unrealized appreciation/(depreciation) of investments
      and foreign currency                                             815,679           904,199
----------------------------------------------------------------------------------------------------
                                                                 $   4,102,920     $   3,001,983
----------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                          29,976            47,425
   Reinvested dividends and distributions                                4,651               486
----------------------------------------------------------------------------------------------------
Total                                                                   34,627            47,911
----------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (3,193)           (7,339)
Net Increase/(Decrease) in Portfolio Shares                             31,434            40,572
Shares Outstanding, Beginning of Period                                 87,457            46,885
----------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      118,891            87,457
----------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
   Shares sold                                                       3,960,649         1,844,663
   Reinvested dividends and distributions                              209,753               475
----------------------------------------------------------------------------------------------------
Total                                                                4,170,402         1,845,138
----------------------------------------------------------------------------------------------------
Shares Repurchased                                                   (457,410)          (81,361)
Net Increase/(Decrease) in Portfolio Shares                          3,712,992         1,763,777
Shares Outstanding, Beginning of Period                              1,764,531               754
----------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    5,477,523         1,764,531
----------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
   Shares sold                                                         368,491                --
   Reinvested dividends and distributions                               13,688                --
----------------------------------------------------------------------------------------------------
Total                                                                  382,179                --
----------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (911)                --
Net Increase/(Decrease) in Portfolio Shares                            381,268                --
Shares Outstanding, Beginning of Period                                     --                --
----------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      381,268                --
----------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
   (excluding short-term securities)
   Purchases of securities                                       $   1,786,089     $   1,792,760
   Proceeds from sales of securities                                   834,347           845,225
   Purchases of long-term U.S. government obligations                       --                --
   Proceeds from sales of long-term U.S. government obligations             --                --

*    See Note 3 in Notes to Financial Statements.

(1) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000   7

Financial|Highlights - Institutional Shares

For a share outstanding during the six months ended June 30 (unaudited)          Janus Aspen Growth Portfolio
or through each fiscal year ended December 31               2000           1999       1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     33.65  $     23.54  $     18.48  $     15.51  $     13.45  $     10.57
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                 .03          .07          .05          .15          .17          .28
   Net gains/(losses) on securities
      (both realized and unrealized)                            .53        10.24         6.36         3.34         2.29         2.90
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .56        10.31         6.41         3.49         2.46         3.18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     (.02)        (.06)        (.05)        (.15)        (.17)        (.30)
   Distributions (from capital gains)                        (1.30)        (.14)       (1.30)        (.37)        (.23)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.32)        (.20)       (1.35)        (.52)        (.40)        (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     32.89  $     33.65  $     23.54  $     18.48  $     15.51  $     13.45
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 1.72%       43.98%       35.66%       22.75%       18.45%       30.17%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 3,910,688  $ 2,942,649  $ 1,103,549  $   608,281  $   325,789  $   126,911
Average Net Assets for the Period (in thousands)        $ 3,492,998  $ 1,775,373  $   789,454  $   477,914  $   216,125  $    77,344
Ratio of Gross Expenses to Average Net Assets**(1)            0.67%        0.67%        0.68%        0.70%        0.69%        0.78%
Ratio of Net Expenses to Average Net Assets**(1)              0.67%        0.67%        0.68%        0.69%        0.69%        0.76%
Ratio of Net Investment Income to Average Net Assets**        0.19%        0.30%        0.26%        0.91%        1.39%        1.24%
Portfolio Turnover Rate**                                       51%          53%          73%         122%          87%         185%


*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

8   Janus Aspen Series / June 30, 2000

                                        Financial|Highlights - Retirement Shares

For a share outstanding during the six months                                   Janus Aspen Growth Portfolio
ended June 30 (unaudited) or through
each fiscal year or period ended December 31                             2000        1999        1998        1997(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    33.63  $    23.45  $    18.46  $     16.18
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            (.02)         .07       (.03)          .04
   Net gains/(losses) on securities (both realized and unrealized)           .51       10.25        6.32         2.71
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             .49       10.32        6.29         2.75
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --          --        (.10)
   Distributions (from capital gains)                                     (1.30)       (.14)      (1.30)        (.37)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (1.30)       (.14)      (1.30)        (.47)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    32.82  $    33.63  $    23.45  $     18.46
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                              1.52%      44.12%      34.99%       17.22%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  179,748  $   59,334  $       18  $        12
Average Net Assets for the Period (in thousands)                      $  117,244  $   12,209  $       13  $        11
Ratio of Gross Expenses to Average Net Assets**(2)                         1.17%       1.17%       1.18%        1.20%
Ratio of Net Expenses to Average Net Assets**(2)                           1.17%       1.17%       1.18%        1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets**            (0.33%)     (0.25)%     (0.23)%        0.29%
Portfolio Turnover Rate**                                                    51%         53%         73%         122%


*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000   9

Financial|Highlights - Service Shares


For a share outstanding during the six months                 Janus Aspen Growth Portfolio
ended June 30 (unaudited)                                                 2000
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    33.52
---------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                               --
   Net gains/(losses) on securities (both realized and unrealized)           .52
---------------------------------------------------------------------------------------------
Total from Investment Operations                                             .52
---------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --
   Distributions (from capital gains)                                     (1.30)
---------------------------------------------------------------------------------------------
Total Distributions                                                       (1.30)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    32.74
---------------------------------------------------------------------------------------------
Total Return*                                                              1.61%
---------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   12,484
Average Net Assets for the Period (in thousands)                      $    1,666
Ratio of Gross Expenses to Average Net Assets**(1)                         0.95%
Ratio of Net Expenses to Average Net Assets**(1)                           0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets**            (0.08%)
Portfolio Turnover Rate**                                                    51%


*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Aspen Series / June 30, 2000

                                               Notes to|Schedules of Investments

ADR - American Depository Receipt

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

*    Non-income-producing security

** A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.






                                         Janus Aspen Series / June 30, 2000   11

Notes to|Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Eleven Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Strategic Value Portfolio, which are nondiversified.

     Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans.

     A Special Meeting of Shareholders of the Retirement Shares class (the "Retirement Shares") of each portfolio other than High-Yield Portfolio will be held on July 20, 2000 to approve a reorganization that would transfer the assets relating to the Retirement Shares class of each Janus Aspen Series Portfolio to a corresponding Fund of Janus Adviser Series.

     Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

     FORWARD CURRENCY TRANSACTIONS
     AND FUTURES CONTRACTS
     The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

12   Janus Aspen Series / June 30, 2000

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     INITIAL PUBLIC OFFERINGS
     The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as its assets grow.

     ADDITIONAL INVESTMENT RISK
     A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

     Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

     FEDERAL INCOME TAXES
     No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee for each equity Portfolio decreased to an annual rate of .65% of average net assets, effective May 1, 2000. The management fee for the corresponding Janus retail fund corresponding to each equity Portfolio also decreased to this rate, effective January 31, 2000. Due to the fee reductions described above, this had the effect of lowering each equity Portfolio's management fee on January 31, 2000, also.

     Prior to May 1, 2000, investment advisory fees for eight of the Portfolios were payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital had voluntarily agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeded the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio,
     Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio and Janus Aspen Growth and Income Portfolio advisory fees were reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus

                                         Janus Aspen Series / June 30, 2000   13

     Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1999, was .65%, .66%, .65%, .65%, .65%, .66%, .69% and .65%, respectively. The Flexible
     Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

     Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

     Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares, as well as the distribution fee applicable to the Service Shares, are not included in these expense limits.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Service also receives an administrative fee at an annual rate of up to .25% of the average daily net assets of the Retirement Shares of each Portfolio for providing or procurring recordkeeping, subaccounting and other administrative services to plan participants who invest in the Retirement Shares.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Retirement and Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Retirement and Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Retirement and Service Shares' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2000, are noted below:

                                             DST Securities, Inc.  Portfolio Expense       DST Systems
Portfolio                                     Commissions Paid*        Reduction*             Costs
------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                            --                   --              $11,013
------------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

14   Janus Aspen Series / June 30, 2000

3.   FEDERAL INCOME TAX

     The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of June 30, 2000, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006, and December 31, 2007.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of June 30, 2000, are also noted below.

                                                                      Post-October
                                       Net Capital Loss        Capital             Currency        Federal Tax        Unrealized
Portfolio                                 Carryovers            Losses              Losses             Cost          Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                          --                 --   $           (60)   $ 3,318,621,127   $ 1,027,813,836
------------------------------------------------------------------------------------------------------------------------------------



                                           Unrealized     Net Appreciation/
Portfolio                                (Depreciation)    (Depreciation)
---------------------------------------------------------------------------
Janus Aspen Growth Portfolio            $  (213,113,845)   $    814,699,991
---------------------------------------------------------------------------

4.   EXPENSES

     The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

     Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

     Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.


5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                                                                                            Service
                                                        Institutional Shares                      Retirement Shares          Shares
Portfolio                                   2000    1999    1998    1997    1996    1995     2000    1999    1998    1997(1)  2000
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                0.67%   0.69%   0.75%   0.78%   0.83%   0.98%    1.18%   1.19%   1.25%   1.28%    0.95%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 1997, (inception) to December 31, 1997.

                                          Janus Aspen Series / June 30, 2000  15

Explanations of|Charts, Tables and Financial Statements

1.   PERFORMANCE OVERVIEWS

     When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

     Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2a.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

     The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

16  Janus Aspen Series / June 30, 2000

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

     The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the
     "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because all of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

     The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                          Janus Aspen Series / June 30, 2000  17

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

18  Janus Aspen Series / June 30, 2000



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Janus|Aspen Series

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2000 SEMIANNUAL REPORT


     Janus Aspen International Growth Portfolio


[LOGO] JANUS

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

                                      Janus|Aspen International Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the six months ended June 30, 2000, Janus Aspen International Growth Portfolio returned 2.90% for its Institutional Shares, 2.67% for its Retirement Shares and 2.77% for its Service Shares. This performance compared favorably with the Portfolio's benchmark, the Morgan Stanley Capital International EAFE Index, which declined (4.06%).(1)

Our performance notwithstanding, the environment for international equities proved increasingly challenging. Throughout the period, European markets struggled with uneven economic growth and weakness in the euro currency, which fueled inflation fears. In an attempt to contain inflation below the European Union's self-imposed 2% limit, the European Central Bank initiated a series of interest rate hikes. Meanwhile, Asia and Latin America fared better, bolstered by improving economic fundamentals. In Japan, a growing budget deficit and lackluster economy held back most equities, as technology and telecommunications stocks led the Nikkei 225 Index below 17,000 for the first time this year.

Volatility, which has come to characterize the market's behavior, intensified throughout the period. While a number of market indices rose to all-time highs, the breadth of the advance had been markedly narrow. Since March, however, the very same stocks that fueled the bull market, namely technology and other so-called "new economy" issues, ignited several broad sell-offs as investors engaged in a round of profit-taking. Attention was then redirected to "old economy" companies, including pharmaceuticals, financials and some select cyclical or economically sensitive stocks. For the most part, though, the markets appeared to settle into a trading range, moving abruptly in either direction from one day to the next.

In this type of market environment, we believe it is particularly important to identify individual opportunities capable of transcending short-term fluctuations. While we acknowledge the impact of economic and market events, our focus continues to be on companies that combine dominant franchises, outstanding products and forward-thinking management. Optical networking has proven to be a fertile area for us, and in this group, Canada's Nortel Networks was a standout. The boom in global Internet usage has created numerous opportunities for companies providing the basic networking infrastructure. Nortel is a leader in photonics technology, which employs dense wave division multiplexing to increase the capacity of existing fiber-optic lines. With its optical division expected to make up nearly half the company's revenues by year end and with strong growth in wireless infrastructure and access, Nortel is developing a dominant franchise across the most promising areas of the telecom equipment universe.

As businesses continue to embrace the power of the Internet, the need for products that safeguard communications and e-commerce transactions becomes more and more critical. Our holdings in Israel's Check Point Software Technologies, which dominates firewall software, advanced following a significant new-product announcement. Although Check Point is perceived as an Internet-related company, it nimbly navigated extreme market volatility.

Another positive contributor was longtime holding, Philips Electronics. The company's semiconductor division continued to experience robust demand for its chips, particularly from manufacturers of telephones and digital TVs. In addition, its 1999 acquisition of chip-maker VLSI has raised its profile in semiconductors for digital and wireless devices.

Despite these successes, several of our holdings fell short of expectations. Sony, one of Japan's most visible companies, fell significantly despite its dominance in the video-game console business. NTT DoCoMo, another Japanese bellwether, also declined even as the company's international strategy for its wireless Internet business gained momentum and growth continued to accelerate. We believe much of the selling in Sony and NTT DoCoMo was related to profit-taking after long periods of strength, and, as a result, our optimism surrounding both companies remains intact.

Looking ahead, we remain generally optimistic regarding the future of international markets. Although impacted by liquidity issues related to rising U.S. interest rates, prospects for Asia and emerging markets appear considerably brighter. Europe, however, while experiencing solid economic growth, will likely see further volatility until the euro stabilizes. In anticipation, we have let our cash position build in order to increase our flexibility as compelling investment opportunities arise. Still, we will stay focused on the fundamentals of individual companies, carefully watching valuation levels and investing in businesses we believe can generate strong results in any economic environment.

In closing, we would like to thank you for your investment and confidence in Janus Aspen International Growth Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             78.7%                 90.3%
   Foreign                                           74.3%                 82.0%
Top 10 Equities                                      28.7%                 31.8%
Number of Stocks                                       138                   123
Cash, Cash Equivalents
   & Fixed-Income Securities                         21.3%                  9.7%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2000   1

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
   1 Year                                                                 70.41%
   5 Year                                                                 32.44%
   From Inception                                                         26.23%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(2)
   1 Year                                                                 17.16%
   5 Year                                                                 11.33%
   From Inception Date of Institutional Shares                             9.53%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 69.58%
   5 Year                                                                 31.23%
   From Portfolio Inception                                               25.23%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 67.81%
   5 Year                                                                 32.16%
   From Portfolio Inception                                               26.23%
--------------------------------------------------------------------------------



Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses for certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. EAFE stands for Europe, Australasia and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE. Foreign investing involves special risks such as currency fluctuation and political uncertainty. Past performance does not guarantee future results.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

This Portfolio may invest in initial public offerings (IPO's). IPO's and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 77.3%
Advertising Sales - 0.8%
     559,598  Havas Advertising S.A.** .......................   $    12,847,366

Aerospace and Defense - 0.1%
   1,332,500  Finmeccanica S.p.A.*,** ........................         1,831,677

Agricultural Biotechnology - 0.5%
     162,110  Pharmacia Corp. ................................         8,379,061

Applications Software - 0.3%
     597,031  Sage Group PLC** ...............................         4,799,418

Audio and Video Products - 1.9%
     298,400  Sony Corp.** ...................................        27,921,720
      35,520  Sony Corp. (ADR)** .............................         3,349,980

                                                                      31,271,700

Broadcast Services and Programming - 1.5%
      90,486  EM.TV & Merchandising A.G.** ...................         5,351,789
     286,130  Grupo Televisa S.A. (GDR)* .....................        19,725,087

                                                                      25,076,876

Cable Television - 1.2%
      21,285  Globo Cabo S.A. (ADR) ..........................           295,329
     310,702  Le Groupe Videotron ltee.** ....................         7,213,583
     324,696  Rogers Communications, Inc. - Class B*,** ......         9,193,003
      23,075  Rogers Communications, Inc. - Class B
                 - New York Shares*,** .......................           657,638
     571,878  Telewest Communications PLC*,** ................         1,997,912

                                                                      19,357,465

Cellular Telecommunications - 10.6%
   1,096,000  China Mobile, Ltd.*,** .........................   $     9,666,412
     298,450  China Telecom, Ltd. (ADR)*,** ..................        53,068,141
     119,578  Egyptian Mobile Service Co.* ...................         3,891,692
       1,677  NTT DoCoMo, Inc.** .............................        45,490,751
     560,210  Partner Communications
                 Company, Ltd. (ADR)* ........................         5,321,995
     191,050  Telesp Celular Participacoes S.A. (ADR) ........         8,573,369
  10,765,033  Vodafone AirTouch PLC** ........................        43,066,937
     101,310  Vodafone AirTouch PLC (ADR)** ..................         4,198,033

                                                                     173,277,330

Computer Data Security - 2.1%
     477,632  Baltimore Technologies PLC*,** .................         3,615,435
     146,525  Check Point Software Technologies, Ltd.* .......        31,026,669

                                                                      34,642,104

Computer Services - 1.1%
     529,850  Adcore A.B.* ...................................         4,107,961
      20,720  Atos S.A.*,** ..................................         1,946,472
      20,745  Cap Gemini S.A.** ..............................         3,668,954
     305,067  Getronics N.V.** ...............................         4,722,807
     176,503  Logica PLC** ...................................         4,179,131

                                                                      18,625,325

Computer Software - 0.5%
      48,600  Software A.G.** ................................         4,495,687
     132,029  Tietoenator Oyj** ..............................         4,423,326

                                                                       8,919,013



See Notes to Schedules of Investments.

2   Janus Aspen Series / June 30, 2000

                                      Janus|Aspen International Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)



SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Computers - Integrated Systems - 1.6%
      81,937  ASM Lithography Holding N.V.*,** ...............   $     3,536,047
      42,537  ASM Lithography Holding N.V. (ADR)*,** .........         1,876,945
   1,377,200  Dimension Data Holdings, Ltd. ..................        11,395,796
      86,000  Fujitsu, Ltd.** ................................         2,983,133
     406,900  Psion PLC** ....................................         3,936,278
     160,735  SEMA Group PLC** ...............................         2,287,365

                                                                      26,015,564

Computers - Micro - 0.9%
  15,368,000  Legend Holdings, Ltd.** ........................        14,884,915

Containers - Paper and Plastic - 0%
       6,923  IFCO Systems N.V.*,** ..........................           185,153
       8,465  IFCO Systems N.V. (ADR)*,** ....................           215,858

                                                                         401,011

Data Processing and Management - 0.2%
       7,520  Autonomy Corp. PLC*,** .........................           902,400
      14,855  Autonomy Corp. PLC (ADR)*,** ...................         1,827,165

                                                                       2,729,565

Distribution and Wholesale - 0.1%
     974,000  Global Tech Holdings, Ltd.** ...................         1,124,562

Diversified Financial Services - 0.1%
     709,917  Egg PLC*,**,+ ..................................         1,837,811

Diversified Operations - 1.0%
     175,194  Bombardier, Inc. - Class B** ...................         4,753,284
   2,042,000  Citic Pacific, Ltd.** ..........................        10,688,037
     264,069  Hays PLC** .....................................         1,477,657

                                                                      16,918,978

Electric Products - 1.8%
      74,670  Samsung Electronics** ..........................        24,711,678
      51,200  Samsung Electronics (GDR)**,+ ..................         4,631,040

                                                                      29,342,718

Electronic Components - 6.1%
       5,726  Celestica, Inc.*,** ............................           278,635
     276,100  Celestica, Inc. - New York Shares*,** ..........        13,701,463
      45,090  Flextronics International, Ltd.*,** ............         3,097,119
     376,158  Koninklijke (Royal) Philips Electronics N.V.** .        17,812,698
     633,983  Koninklijke (Royal) Philips Electronics N.V.
                 - New York Shares** .........................        30,114,193
      97,000  Murata Manufacturing Company, Ltd.** ...........        13,953,866
     664,000  NEC Corp.** ....................................        20,898,757

                                                                      99,856,731

Electronic Components - Semiconductors - 4.0%
     114,520  Chartered Semiconductor
                 Manufacturing, Ltd. (ADR)*,** ...............        10,306,800
       4,200  Rohm Company, Ltd.** ...........................         1,230,606
      96,045  St Assembly Test Services, Ltd. (ADR)*,** ......         2,473,159
     124,441  STMicroelectronics N.V. ** .....................         7,872,993
     257,625  STMicroelectronics N.V .........................
                 - New York Shares** .........................        16,536,305
     119,601  Taiwan Semiconductor Manufacturing
                 Company, Ltd. (ADR)* ........................         4,634,539
     556,630  Taiwan Semiconductor Manufacturing
                 Company, Ltd. (ADR)*,+ ......................        21,604,202

                                                                      64,658,604

Electronic Connectors - 0.2%
      25,400  Hirose Electric Company, Ltd.** ................         3,963,592

Electronic Safety Devices - 0.3%
     815,426  Williams PLC** .................................   $     4,752,723

Fiber Optics - 1.3%
     392,225  Completel Europe N.V ...........................         4,887,773
       6,070  E-Tek Dynamics, Inc.* ..........................         1,601,342
     128,084  JDS Uniphase Corp.* ............................        15,354,070

                                                                      21,843,185

Food - Catering - 0.3%
     372,740  Compass Group PLC** ............................         4,912,154

Food - Dairy Products - 0.3%
      91,915  Koninklijke Numico N.V.** ......................         4,379,003

Food - Diversified - 0.2%
      77,159  Unilever N.V.** ................................         3,553,959

Human Resources - 0.3%
     220,552  Capita Group PLC** .............................         5,399,061

Internet Content - 0.6%
     169,295  Melbourne IT Ltd.* .............................           852,523
      63,600  Softbank Corp.** ...............................         8,656,209

                                                                       9,508,732

Internet Software - 0.3%
      27,420  Commtouch Software, Ltd.* ......................           891,150
      59,475  GEO Interactive Media Group PLC*,**,+ ..........         1,134,494
     805,926  Interactive Investor International PLC*,** .....           567,342
       4,907  Intershop Communications A.G.*,** ..............         2,224,896

                                                                       4,817,882

Life and Health Insurance - 0.4%
     476,771  Prudential PLC** ...............................         6,986,865

Machinery - Electrical - 0.3%
      63,939  Schneider Electric S.A.** ......................         4,474,259

Medical - Biomedical and Genetic - 1.3%
     281,780  Cambridge Antibody Technology
                 Group PLC*,** ...............................        12,754,944
     298,174  Oxford GlycoSciences PLC*,** ...................         8,463,855

                                                                      21,218,799

Medical - Drugs - 2.6%
     352,842  AstraZeneca Group PLC** ........................        16,479,067
       1,885  AstraZeneca Group PLC (ADR)** ..................            87,653
       8,524  Serono S.A. - Class B** ........................         7,129,260
     451,000  Shionogi & Company, Ltd.** .....................         8,589,339
     129,000  Takeda Chemical Industries, Ltd.** .............         8,486,080
      35,000  Yamanouchi Pharmaceutical Company, Ltd.** ......         1,915,379

                                                                      42,686,778

Medical Products - 0.2%
       6,080  Synthes-Stratec, Inc.*,**,+ ....................         2,766,400

Metal Processors and Fabricators - 0.6%
     487,273  Assa Abloy A.B. - Class B ......................         9,833,545

Money Center Banks - 2.0%
   1,743,295  Banco Bilbao Vizcaya Argentaria S.A.** .........        26,152,768
     203,525  DBS Group Holdings, Ltd.** .....................         2,613,252
     474,000  Fuji Bank, Ltd.** ..............................         3,610,950

                                                                      32,376,970

Multimedia - 0.7%
      99,002  Corus Entertainment, Inc. - Class B*,** ........         2,639,305
       9,630  News Corporation, Ltd. (ADR) ...................           524,835
     328,524  Shaw Communications, Inc. - Class B** ..........         8,092,980

                                                                      11,257,120



See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000   3

Janus|Aspen International Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)


SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Oil Companies - Integrated - 2.9%
     579,010  Petroleo Brasileiro S.A. (ADR) .................   $    17,080,332
     201,530  Total Fina Elf S.A.** ..........................        31,025,421

                                                                      48,105,753

Petrochemicals - 0.6%
     616,349  Reliance Industries, Ltd. ......................         4,703,569
     252,960  Reliance Industries, Ltd. (GDR)+ ...............         5,375,400

                                                                      10,078,969

Property and Casualty Insurance - 0.1%
     189,000  Tokio Marine & Fire Insurance
                 Company, Ltd.** .............................         2,186,510

Publishing - Newspapers - 0.1%
     154,000  Singapore Press Holdings, Ltd.** ...............         2,404,889

Recycling - 0.5%
     295,504  Tomra Systems A.S.A ............................         7,865,162

Retail - Diversified - 0.1%
      33,000  Ito-Yokado Company, Ltd.** .....................         1,989,953

Security Services - 0.8%
     578,488  Securitas A.B. - Class B .......................        12,333,901

Telecommunication Equipment - 12.6%
       2,805  ADVA A.G. Optical Networking** .................         1,599,861
     181,735  Alcatel S.A.** .................................        11,968,170
     143,187  Alcatel S.A. (ADR)** ...........................         9,521,936
      76,815  Comverse Technology, Inc.* .....................         7,143,795
     955,760  Datacraft Asia, Ltd.** .........................         8,410,688
     504,291  Nokia Oyj** ....................................        25,838,147
   1,118,025  Nokia Oyj (ADR)** ..............................        55,831,373
      42,309  Nortel Networks Corp.** ........................         2,932,592
     615,223  Nortel Networks Corp. - New York Shares** ......        41,988,970
   1,098,056  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...        21,961,120
     920,512  Telefonaktiebolaget L.M. Ericsson A.B
                 - Class B ...................................        18,314,261

                                                                     205,510,913

Telecommunication Services - 4.5%
     283,210  Amdocs, Ltd.* ..................................        21,736,368
     179,405  China Unicom, Ltd. (ADR)*,** ...................         3,812,356
     283,235  COLT Telecom Group PLC*,** .....................         9,433,368
      27,220  Dacom Corp. ....................................         3,942,669
      95,786  Energis PLC*,** ................................         3,593,358
      84,360  FirstCom Corp.* ................................         1,270,673
     125,000  GT Group Telecom, Inc. - Class B
                 - New York Shares*,** .......................         1,976,563
     183,450  Infonet Services Corp. - Class B* ..............         2,189,934
     142,951  NTL, Inc.* .....................................         8,559,191
     465,760  SK Telecom Company, Ltd. (ADR) .................        16,912,910

                                                                      73,427,390

Telephone - Integrated - 5.6%
         545  Nippon Telegraph & Telephone Corp.** ...........         7,263,129
     972,439  Telefonica S.A.*,** ............................        20,973,810
      62,200  Telefonica S.A. (ADR)*,** ......................         3,984,688
     834,875  Telefonos de Mexico S.A. (ADR) .................        47,692,234
     200,134  Versatel Telecom International N.V.*,** ........         8,441,235
      97,810  Viatel, Inc.* ..................................         2,793,698

                                                                      91,148,794

Television - 0.2%
      16,327  Canal Plus S.A.** ..............................         2,754,555

Tobacco - 0.3%
         578  Japan Tobacco, Inc.** ..........................         5,086,109

Wire and Cable Products - 0.7%
     521,000  Furukawa Electric Company, Ltd.** ..............   $    10,907,359
--------------------------------------------------------------------------------
Total Common Stock (cost $998,902,560) .......................     1,265,329,078
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Cable Television - 0%
$    330,000  United Pan-Europe Communications N.V.
                 11.25%, senior notes, due 2/1/10**
                 (cost $327,600) .............................           293,700
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.4%
       2,367  Porsche A.G.** .................................         6,466,593

Insurance Brokers - 0.4%
      15,022  Marschollek, Lautenschlaeger und
                 Partner A.G.** ..............................         7,545,560

Multimedia - 0.1%
      19,160  News Corporation, Ltd. (ADR) ...................           910,100

Telephone - Integrated - 0.5%
      83,365  Telecomunicacoes Brasileiras S.A. (ADR) ........         8,096,826
--------------------------------------------------------------------------------
Total Preferred Stock (cost $15,839,708) .....................        23,019,079
--------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
$ 42,600,000  Morgan Stanley Dean Witter & Co., 6.75%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $42,623,963 collateralized
                 by $48,607,703 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $58,848,009 in
                 Freddie Mac, 0%-8.40%, 7/15/10-12/1/29;
                 with respective values of $16,031,495
                 and $27,436,987 (cost $42,600,000) ..........        42,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 18.2%
              Federal Home Loan Bank System:
  25,000,000     5.82%, 7/14/00 ..............................        24,947,458
  50,000,000     5.78%, 7/19/00 ..............................        49,855,500
  25,000,000     5.94%, 7/21/00 ..............................        24,917,500
  50,000,000     6.36%, 8/18/00 ..............................        49,576,000
  50,000,000     5.87%, 9/8/00 ...............................        49,397,500
  50,000,000     6.40%, 9/18/00 ..............................        49,308,000
  50,000,000     6.02%, 9/22/00 ..............................        49,272,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $297,337,722) ...........       297,273,958
--------------------------------------------------------------------------------
Total Investments (total cost $1,355,007,590) - 99.5% ........     1,628,515,815
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%          8,725,249
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $ 1,637,241,064
--------------------------------------------------------------------------------



See Notes to Schedules of Investments.

4   Janus Aspen Series / June 30, 2000

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Australia                                     0.2%               $     2,287,458
Brazil                                        2.1%                    34,045,856
Canada                                        5.7%                    93,428,016
Egypt                                         0.2%                     3,891,692
Finland                                       5.3%                    86,092,846
France                                        6.3%                   102,616,443
Germany                                       1.7%                    27,684,386
Hong Kong                                     5.7%                    93,244,421
India                                         0.6%                    10,078,969
Israel                                        2.4%                    38,374,308
Italy                                         0.1%                     1,831,677
Japan                                        11.0%                   178,483,423
Mexico                                        4.1%                    67,417,321
Netherlands                                   4.9%                    80,019,369
Norway                                        0.5%                     7,865,162
Singapore                                     1.6%                    26,208,788
South Africa                                  0.7%                    11,395,796
South Korea                                   3.1%                    50,198,297
Spain                                         3.1%                    51,111,266
Sweden                                        4.1%                    66,550,788
Switzerland                                   0.6%                     9,895,660
Taiwan                                        1.6%                    26,238,741
United Kingdom                                9.1%                   147,555,933
United States++                              25.3%                   411,999,199
--------------------------------------------------------------------------------
Total                                       100.0%               $ 1,628,515,815


++   Includes Short-Term Securities (4.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000

CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
British Pound 9/22/00               5,500,000     $    8,357,800   $     403,838
British Pound 9/29/00              17,500,000         26,596,500       1,186,500
British Pound 10/5/00               9,500,000         14,440,000         594,700
British Pound 1/26/01                 800,000          1,219,040           5,360
Canadian Dollar 9/22/00             8,900,000          6,028,177         104,172
Canadian Dollar 11/17/00            6,100,000          4,138,118        (12,315)
Euro 9/8/00                        13,200,000         12,650,880       (456,068)
Euro 9/22/00                        8,800,000          8,440,960          51,128
Euro 9/29/00                       26,300,000         25,237,480         230,125
Euro 11/17/00                      14,200,000         13,664,660       (671,944)
Euro 1/19/01                        3,000,000          2,897,400        (62,040)
Euro 1/26/01                       18,300,000         17,679,630         135,343
Hong Kong Dollar
   3/16/01                        241,000,000         30,931,143             723
Hong Kong Dollar
   5/7/01                         169,000,000         21,694,480       (150,419)
Hong Kong Dollar
   5/10/01                        166,000,000         21,309,371        (67,134)
Hong Kong Dollar
   6/27/01                         60,400,000          7,754,028           (866)
Japanese Yen 9/1/00             1,400,000,000         13,368,882       (146,478)
Japanese Yen 9/8/00             4,720,000,000         45,128,123         509,105
Japanese Yen 9/14/00              700,000,000          6,699,853          43,040
Japanese Yen 9/29/00              160,000,000          1,535,487          22,449
Japanese Yen 10/5/00              405,000,000          3,891,058         110,918
Japanese Yen 11/17/00             850,700,000          8,239,329       (209,312)
Japanese Yen 1/19/01               35,000,000            342,990         (2,026)
Singapore Dollar 7/16/01            2,300,000          1,387,214          35,629
South Korean Won
   1/26/01                        420,000,000            375,402         (1,071)
South Korean Won
   2/8/01                       1,247,000,000          1,114,487           (955)
South Korean Won
   2/15/01                      1,750,000,000          1,563,896             349
Swiss Franc 9/8/00                  1,900,000          1,171,899           5,666
Swiss Franc 10/5/00                   950,000            587,362         (4,182)
--------------------------------------------------------------------------------
Total                                             $  308,445,649   $   1,654,235



See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000   5

Statements of|Operations

                                                                         Janus Aspen
                                                                        International
For the six months or period ended June 30, 2000 (unaudited)                Growth
(all numbers in thousands)                                                Portfolio
-------------------------------------------------------------------------------------
Investment Income:
   Interest                                                               $   7,743
   Dividends                                                                 17,794
   Foreign tax withheld                                                       (452)
-------------------------------------------------------------------------------------
Total Investment Income                                                      25,085
-------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                              4,165
   Transfer agent expenses                                                        2
   Registration fees                                                             79
   System fees                                                                    9
   Custodian fees                                                               341
   Insurance expense                                                              1
   Audit fees                                                                     5
   Distribution fees - Retirement Shares                                         38
   Distribution fees - Service Shares                                           134
   Administrative fees - Retirement Shares                                       38
   Other expenses                                                                 5
-------------------------------------------------------------------------------------
Total Expenses                                                                4,817
-------------------------------------------------------------------------------------
Expense and Fee Offsets                                                        (12)
-------------------------------------------------------------------------------------
Net Expenses                                                                  4,805
-------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                    --
-------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                              4,805
-------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                 20,280
-------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                     59,457
   Net realized gain/(loss) from foreign currency transactions               14,649
   Net realized gain/(loss) from futures contracts                               --
   Change in net unrealized appreciation or depreciation of
      investments and foreign currency                                    (114,297)
-------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                             (40,191)
-------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           $(19,911)
-------------------------------------------------------------------------------------



See Notes to Financial Statements.

6   Janus Aspen Series / June 30, 2000

                                              Statements of|Assets & Liabilities

                                                                          Janus Aspen
                                                                         Internationa
As of June 30, 2000 (unaudited) (all numbers in thousands                   Growth
except net asset value per share)                                          Portfolio
-------------------------------------------------------------------------------------
Assets:
   Investments at cost                                                    $1,355,008

   Investments at value:                                                  $1,628,516
      Cash                                                                     1,887
      Receivables:
         Investments sold                                                     13,040
         Portfolio shares sold                                                16,292
         Dividends                                                             1,350
         Interest                                                                 25
         Due from Advisor                                                         --
      Other assets                                                                --
      Variation margin                                                            --
   Forward currency contracts                                                  1,654
-------------------------------------------------------------------------------------
Total Assets                                                               1,662,764
-------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                                                   23,202
      Portfolio shares repurchased                                             1,296
      Advisory fees                                                              847
   Accrued expenses                                                              178
-------------------------------------------------------------------------------------
Total Liabilities                                                             25,523
-------------------------------------------------------------------------------------
Net Assets                                                                $1,637,241
-------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                         $1,307,787
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)         32,948
-------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    39.69
-------------------------------------------------------------------------------------
Net Assets - Retirement Shares                                            $   44,259
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          1,118
-------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    39.58
-------------------------------------------------------------------------------------
Net Assets - Service Shares                                               $  285,195
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          7,247
-------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    39.35
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000   7

Statements of|Changes in Net Assets

For the six months or period ended June 30 (unaudited)                        Janus Aspen
and for the fiscal year ended December 31                                International Growth
(all numbers in thousands)                                                     Portfolio
                                                                         2000             1999
---------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                      $     20,280     $      1,093
   Net realized gain/(loss) from investment transactions                   74,106            9,375
   Change in unrealized net appreciation or depreciation of
      investments and foreign currency                                  (114,297)          333,771
---------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     (19,911)          344,239
---------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                                 (3,284)          (1,019)
   Net realized gain from investment transactions*                             --               --
   Distributions (in excess of realized gains)*                                --               --
---------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (3,284)          (1,019)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Institutional Shares                                              1,049,036          438,134
      Retirement Shares                                                    35,792           12,225
      Service Shares                                                      355,221               --
   Reinvested dividends and distributions
      Institutional Shares                                                  3,284            1,018
      Retirement Shares                                                        --                1
      Service Shares                                                           --               --
   Shares repurchased
      Institutional Shares                                              (543,505)        (277,609)
      Retirement Shares                                                   (8,553)            (738)
      Service Shares                                                     (58,217)               --
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   833,058          173,031
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     809,863          516,251
Net Assets:
   Beginning of period                                                    827,378          311,127
---------------------------------------------------------------------------------------------------
   End of period                                                     $  1,637,241     $    827,378
---------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                          $  1,279,301     $    446,243
   Undistributed net investment income/(loss)*                             17,165              169
   Undistributed net realized gain/(loss) from investments*                65,624          (8,482)
   Unrealized appreciation/(depreciation) of investments
      and foreign currency                                                275,151          389,448
---------------------------------------------------------------------------------------------------
                                                                     $  1,637,241     $    827,378
---------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                             25,295           17,341
   Reinvested dividends and distributions                                      83               44
---------------------------------------------------------------------------------------------------
Total                                                                      25,378           17,385
---------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (13,385)         (11,053)
Net Increase/(Decrease) in Portfolio Shares                                11,993            6,332
Shares Outstanding, Beginning of Period                                    20,955           14,623
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          32,948           20,955
---------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
   Shares sold                                                            889,679          466,618
   Reinvested dividends and distributions                                      --               40
---------------------------------------------------------------------------------------------------
Total                                                                     889,679          466,658
---------------------------------------------------------------------------------------------------
Shares Repurchased                                                      (212,006)         (26,923)
Net Increase/(Decrease) in Portfolio Shares                               677,673          439,735
Shares Outstanding, Beginning of Period                                   440,543              808
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       1,118,216          440,543
---------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
   Shares sold                                                          8,716,166               --
   Reinvested dividends and distributions                                      --               --
---------------------------------------------------------------------------------------------------
Total                                                                   8,716,166               --
---------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (1,468,904)               --
Net Increase/(Decrease) in Portfolio Shares                             7,247,262               --
Shares Outstanding, Beginning of Period                                        --               --
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       7,247,262               --
---------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
      (excluding short-term securities)
   Purchases of securities                                           $    875,551     $    446,784
   Proceeds from sales of securities                                      295,081          325,107
   Purchases of long-term U.S. government obligations                          --               --
   Proceeds from sales of long-term U.S. government obligations                --               --

*    See Note 3 in Notes to Financial Statements.

(1) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.

See Notes to Financial Statements.

8   Janus Aspen Series / June 30, 2000

                                     Financial|Highlights - Institutional Shares

For a share outstanding during the six months ended June 30 (unaudited)   Janus Aspen International Growth Portfolio
or through each fiscal year ended December 31               2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     38.67  $     21.27  $     18.48  $     15.72  $     11.95  $      9.72
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                 .51          .06          .13          .11          .05          .09
   Net gains/(losses) on securities
      (both realized and unrealized)                            .61        17.40         3.07         2.80         4.06         2.16
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.12        17.46         3.20         2.91         4.11         2.25
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     (.10)        (.06)        (.14)        (.11)        (.11)        (.02)
   Distributions (from capital gains)                            --           --           --        (.01)        (.23)           --
   Distributions (in excess of realized gains)                   --           --        (.27)        (.03)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.10)        (.06)        (.41)        (.15)        (.34)        (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     39.69  $     38.67  $     21.27  $     18.48  $     15.72  $     11.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 2.90%       82.27%       17.23%       18.51%       34.71%       23.15%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 1,307,787  $   810,392  $   311,110  $   161,091  $    27,192  $     1,608
Average Net Assets for the Period (in thousands)        $ 1,149,487  $   425,876  $   234,421  $    96,164  $     7,437  $     1,792
Ratio of Gross Expenses to Average Net Assets**(2)            0.72%        0.77%        0.86%        0.96%        1.26%        2.69%
Ratio of Net Expenses to Average Net Assets**(2)              0.72%        0.76%        0.86%        0.96%        1.25%        2.50%
Ratio of Net Investment Income to Average Net Assets**        2.94%        0.26%        0.73%        0.70%        0.62%       (.80)%
Portfolio Turnover Rate**                                       57%          80%          93%          86%          65%         211%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000   9

Financial|Highlights - Retirement Shares

For a share outstanding during the six months                                     Janus Aspen International
ended June 30 (unaudited) or through                                                  Growth Portfolio
each fiscal year or period ended December 31                              2000        1999        1998      1997(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    38.56  $    21.27  $    18.44  $    16.80
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .42          --         .05         .04
   Net  gains/(losses)  on securities  (both realized and unrealized)        .60       17.30        3.07        1.73
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            1.02       17.30        3.12        1.77
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --       (.01)       (.01)       (.09)
   Distributions (from capital gains)                                         --          --       (.28)       (.04)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                           --       (.01)       (.29)       (.13)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    39.58  $    38.56  $    21.27  $    18.44
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                              2.67%      81.32%      16.86%      10.53%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   44,259  $   16,986  $       17  $       11
Average Net Assets for the Period (in thousands)                      $   30,848  $    3,738  $       13  $       11
Ratio of Gross Expenses to Average Net Assets**(2)                         1.22%       1.25%       1.35%       1.45%
Ratio of Net Expenses to Average Net Assets**(2)                           1.22%       1.24%       1.35%       1.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              3.04%     (0.29)%       0.26%       0.26%
Portfolio Turnover Rate**                                                    57%         80%         93%         86%


*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Aspen Series / June 30, 2000

                                           Financial|Highlights - Service Shares

                                                                   Janus Aspen International
For a share outstanding during the six months                          Growth Portfolio
or period ended June 30 (unaudited)                                           2000
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $    38.29
--------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                  .42
   Net gains/(losses) on securities (both realized and unrealized)               .64
--------------------------------------------------------------------------------------------
Total from Investment Operations                                                1.06
--------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                         --
   Distributions (from capital gains)                                             --
--------------------------------------------------------------------------------------------
Total Distributions                                                               --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $    39.35
--------------------------------------------------------------------------------------------
Total Return*                                                                  2.77%
--------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $  285,195
Average Net Assets for the Period (in thousands)                          $  107,597
Ratio of Gross Expenses to Average Net Assets**(1)                             0.98%
Ratio of Net Expenses to Average Net Assets**(1)                               0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets**                  5.64%
Portfolio Turnover Rate**                                                        57%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000  11

Notes to|Schedules of Investments

ADR - American Depository Receipt

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

*    Non-income-producing security

** A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Aspen Series / June 30, 2000

                                                   Notes to|Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Eleven Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Strategic Value Portfolio, which are nondiversified.

     Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans.

     A Special Meeting of Shareholders of the Retirement Shares class (the "Retirement Shares") of each portfolio other than High-Yield Portfolio will be held on July 20, 2000 to approve a reorganization that would transfer the assets relating to the Retirement Shares class of each Janus Aspen Series Portfolio to a corresponding Fund of Janus Adviser Series.

     Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

     FORWARD CURRENCY TRANSACTIONS
     AND FUTURES CONTRACTS
     The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                          Janus Aspen Series / June 30, 2000  13

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     INITIAL PUBLIC OFFERINGS
     The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as its assets grow.

     ADDITIONAL INVESTMENT RISK
     A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

     Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

     FEDERAL INCOME TAXES
     No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee for each equity Portfolio decreased to an annual rate of .65% of average net assets, effective May 1, 2000. The management fee for the corresponding Janus retail fund corresponding to each equity Portfolio also decreased to this rate, effective January 31, 2000. Due to the fee reductions described above, this had the effect of lowering each equity Portfolio's management fee on January 31, 2000, also.

     Prior to May 1, 2000, investment advisory fees for eight of the Portfolios were payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital had voluntarily agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeded the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio,
     Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio and Janus Aspen Growth and Income Portfolio advisory fees were reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus

14  Janus Aspen Series / June 30, 2000

     Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1999, was .65%, .66%, .65%, .65%, .65%, .66%, .69% and .65%, respectively. The Flexible
     Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

     Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

     Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares, as well as the distribution fee applicable to the Service Shares, are not included in these expense limits.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Service also receives an administrative fee at an annual rate of up to .25% of the average daily net assets of the Retirement Shares of each Portfolio for providing or procurring recordkeeping, subaccounting and other administrative services to plan participants who invest in the Retirement Shares.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Retirement and Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Retirement and Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Retirement and Service Shares' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2000, are noted below:

                                             DST Securities, Inc.  Portfolio Expense       DST Systems
Portfolio                                     Commissions Paid*        Reduction*             Costs
------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio           1,241                  931                9,385
------------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

                                          Janus Aspen Series / June 30, 2000  15

3.   FEDERAL INCOME TAX

     The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of June 30, 2000, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006, and December 31, 2007.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of June 30, 2000, are also noted below.

                                                                      Post-October
                                       Net Capital Loss        Capital             Currency        Federal Tax        Unrealized
Portfolio                                 Carryovers            Losses              Losses             Cost          Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth
   Portfolio                            $    (6,761,112)                 --                 --     1,355,850,119       352,226,999
------------------------------------------------------------------------------------------------------------------------------------



                                           Unrealized     Net Appreciation/
Portfolio                                (Depreciation)    (Depreciation)
---------------------------------------------------------------------------
Janus Aspen International Growth
   Portfolio                                (79,561,303)        272,665,696
---------------------------------------------------------------------------

4.   EXPENSES

     The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

     Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

     Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.


5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                                                                                            Service
                                                        Institutional Shares                      Retirement Shares          Shares
Portfolio                                   2000    1999    1998    1997    1996    1995     2000    1999    1998    1997(1)  2000
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth
  Portfolio                                 0.72%   0.84%   0.95%   1.08%   2.21%   3.57%    1.22%   1.32%   1.44%   1.57%    0.98%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 1997, (inception) to December 31, 1997.

16   Janus Aspen Series / June 30, 2000

                         Explanations of|Charts, Tables and Financial Statements

1.   PERFORMANCE OVERVIEWS

     When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

     Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2a.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

     The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

                                         Janus Aspen Series / June 30, 2000   17

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

     The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the
     "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because all of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

     The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

18   Janus Aspen Series / June 30, 2000

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

                                         Janus Aspen Series / June 30, 2000   19

[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) RESEARCH
                              SERIES

MFS(R) RESEARCH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* Chairman and Chief Executive          Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ Private investor and real              500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
Alec C. Murray*                                          For additional information,
                                                         contact your investment professional.
TREASURER
James O. Yost*                                           CUSTODIAN
                                                         State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Ellen Moynihan*                                          www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -5, 10, 20 years, and more -stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan --how much to invest, how often, and into which portfolios --in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom --deregulation, restructuring, and increased adoption of technology --have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor --is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity --or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s --12/31/79--12/31/89,
    '90s --12/31/89--12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class shares provided a total return of 6.31% and Service Class 6.27%, including the reinvestment of any distributions. This compares to a -0.42% return for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

Historically, investment trends and styles have gone in and out of favor with investors. Consequently, we don't spend too much time trying to determine when value or growth, small-cap or large-cap stocks will move in and out of the spotlight. Instead, we focus on finding dominant business franchises with outstanding management driving accelerating earnings growth. It's a bottom-up approach that's based on intensive hands-on research and the best ideas of our analysts. This approach has led us to some very rewarding growth opportunities, and the series has held on to its favorable returns during the six-month period despite the weakness we've seen in the market over the past four months.

We're finding opportunities in a wide range of areas, but some industries that have recently performed well for the portfolio are energy, insurance, and pharmaceuticals. In the energy sector, exploration and production companies such as Global Marine and Transocean have rallied significantly due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth at many energy services companies. Despite a fairly long stretch of weak performance from insurance stocks such as Hartford Financial, we held on to these companies because we believed in their long-term prospects and the possibility of consolidation in the industry. Recently, we've seen an increase in merger and acquisition activity in this group, which has boosted the performance of these holdings. In the first quarter of 2000, we took advantage of weakness in pharmaceutical stocks to increase our holdings in what we believe are top-notch companies with strong track records, such as Pharmacia, American Home Products, and Bristol-Myers Squibb. Some of these stocks have come back strong in the second quarter, and we believe they still offer attractive growth prospects.

We've also increased the portfolio's exposure to wireless communications stocks because we see tremendous growth opportunities for these companies. A few years ago, roughly 3% of worldwide communications were handled over wireless networks. Now that percentage has mushroomed to double-digits, and we believe similar growth lies ahead. We expect revenue growth for many wireless companies to rise 25% to 50% per year and international revenues could be even higher. Given our outlook for dramatic growth in this industry, we like the risk/reward profile of these stocks.

Despite what we think may be a somewhat less robust environment for consumer spending, we also like companies such as CVS and Safeway because they're noncyclical. People have to buy prescriptions, household products, and groceries, regardless of the economic environment. We also happen to think these are two of the best-run companies in their respective industries. Additionally, we've increased our positions in Intel and EMC Corp. because we see demand for their products and services accelerating, their fundamental business prospects are strong, and we ultimately believe they can maintain their leadership positions in their markets.

Respectfully,

/s/ Alec C. Murray

Alec C. Murray
Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class July 26, 1995
                 Service Class May 1, 2000

Size: $991.2 million as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                                      6 Months           1 Year          3 Years            Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +6.31%          +21.16%          +72.21%         +164.82%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --          +21.16%          +19.86%         + 21.83%
-----------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                      6 Months           1 Year          3 Years            Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +6.27%          +21.10%          +72.13%         +164.70%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --          +21.10%          +19.84%         + 21.82%
-----------------------------------------------------------------------------------------------------------------


* For the period from the commencement of the series' investment operations, July 26, 1995, through June 30, 2000.




NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2000

Stocks 94.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks 84.8%
  Aerospace 1.6%
    Boeing Co.                                                       194,100               $  8,115,806
    General Dynamics Corp.                                            44,500                  2,325,125
    United Technologies Corp.                                         96,300                  5,669,663
                                                                                           ------------
                                                                                           $ 16,110,594
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies 2.1%
    Capital One Financial Corp.                                       88,100               $  3,931,463
    Chase Manhattan Corp.                                            131,496                  6,057,034
    PNC Bank Corp.                                                    77,600                  3,637,500
    Providian Financial Corp.                                         54,900                  4,941,000
    U.S. Bancorp                                                     129,500                  2,492,875
                                                                                           ------------
                                                                                           $ 21,059,872
-------------------------------------------------------------------------------------------------------
  Biotechnology 2.1%
    Pharmacia Corp.                                                  400,626               $ 20,707,356
-------------------------------------------------------------------------------------------------------
  Business Machines 5.0%
    Hewlett-Packard Co.                                               82,900               $ 10,352,138
    International Business Machines Corp.                             72,300                  7,921,369
    Seagate Technology, Inc.*                                         99,700                  5,483,500
    Sun Microsystems, Inc.*                                          281,000                 25,553,437
                                                                                           ------------
                                                                                           $ 49,310,444
-------------------------------------------------------------------------------------------------------
  Business Services 2.5%
    Automatic Data Processing, Inc.                                  172,000               $  9,212,750
    Bea Systems, Inc.*                                                28,200                  1,394,137
    Computer Sciences Corp.*                                         144,900                 10,822,219
    Digimarc Corp.*                                                    4,970                    191,345
    Fiserv, Inc.*                                                     64,177                  2,775,655
                                                                                           ------------
                                                                                           $ 24,396,106
-------------------------------------------------------------------------------------------------------
  Cellular Telephones 2.2%
    Motorola, Inc.                                                   296,860               $  8,627,494
    Sprint Corp. (PCS Group)*                                        227,700                 13,548,150
                                                                                           ------------
                                                                                           $ 22,175,644
-------------------------------------------------------------------------------------------------------
  Chemicals 0.3%
    Rohm & Haas Co.                                                   92,600               $  3,194,700
-------------------------------------------------------------------------------------------------------
  Computer Hardware Systems 0.7%
    Compaq Computer Corp.                                            130,700               $  3,341,019
    Dell Computer Corp.*                                              72,800                  3,589,950
                                                                                           ------------
                                                                                           $  6,930,969
-------------------------------------------------------------------------------------------------------
  Computer Software Personal Computers 3.2%
    America Online, Inc.*                                            149,600               $  7,891,400
    Microsoft Corp.*                                                 295,200                 23,616,000
                                                                                           ------------
                                                                                           $ 31,507,400
-------------------------------------------------------------------------------------------------------
  Computer Software Services 2.4%
    EMC Corp.*                                                       312,000               $ 24,004,500
-------------------------------------------------------------------------------------------------------

Stocks continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks continued
  Computer Software Systems 4.5%
    BMC Software, Inc.*                                               94,900               $  3,462,367
    Computer Associates International, Inc.                           66,225                  3,389,892
    Comverse Technology, Inc.*                                        85,200                  7,923,600
    E.piphany, Inc.*                                                  13,800                  1,479,187
    I2 Technologies, Inc.*                                            26,100                  2,721,333
    Liberate Technologies*                                            32,850                    962,916
    Oracle Corp.*                                                    172,100                 14,467,156
    Rational Software Corp.*                                          21,500                  1,998,156
    Siebel Systems, Inc.*                                             12,300                  2,011,819
    VERITAS Software Corp.*                                           55,100                  6,227,161
                                                                                           ------------
                                                                                           $ 44,643,587
-------------------------------------------------------------------------------------------------------
  Conglomerates 2.5%
    Tyco International Ltd.                                          520,048               $ 24,637,274
-------------------------------------------------------------------------------------------------------
  Consumer Products
    Energizer Holdings, Inc.                                          16,666               $    304,155
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services 1.3%
    Clorox Co.                                                       122,600               $  5,494,013
    Colgate-Palmolive Co.                                            120,500                  7,214,937
                                                                                           ------------
                                                                                           $ 12,708,950
-------------------------------------------------------------------------------------------------------
  Containers 0.1%
    Owens Illinois, Inc.*                                            114,300               $  1,335,881
-------------------------------------------------------------------------------------------------------
  Electrical Equipment 2.6%
    General Electric Co.                                             479,400               $ 25,408,200
-------------------------------------------------------------------------------------------------------
  Electronics 9.0%
    Analog Devices, Inc.*                                             67,532               $  5,132,432
    Atmel Corp.*                                                     101,300                  3,735,437
    Fairchild Semiconductor International Co.*                        48,800                  1,976,400
    Flextronics International Ltd.*                                   91,364                  6,275,565
    Intel Corp.                                                      291,700                 38,996,644
    Lam Research Corp.*                                              125,800                  4,717,500
    LSI Logic Corp.*                                                  72,600                  3,929,475
    Micron Technology, Inc.*                                         155,500                 13,693,719
    SCI Systems, Inc.                                                 31,100                  1,218,731
    Solectron Corp.*                                                 113,600                  4,757,000
    Teradyne, Inc.*                                                   66,600                  4,895,100
                                                                                           ------------
                                                                                           $ 89,328,003
-------------------------------------------------------------------------------------------------------
  Energy 0.2%
    Devon Energy Corp.                                                35,200               $  1,977,800
-------------------------------------------------------------------------------------------------------
  Entertainment 2.8%
    Infinity Broadcasting Corp., "A"*                                190,225               $  6,931,324
    Macromedia, Inc.*                                                 35,200                  3,403,400
    Time Warner, Inc.                                                104,800                  7,964,800
    Viacom, Inc., "B"*                                               138,486                  9,443,014
                                                                                           ------------
                                                                                           $ 27,742,538
-------------------------------------------------------------------------------------------------------

Stocks continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks continued
  Financial Institutions 3.6%
    Associates First Capital Corp., "A"                              296,892               $  6,624,403
    Citigroup, Inc.                                                  208,650                 12,571,163
    Federal Home Loan Mortgage Corp.                                 131,200                  5,313,600
    Lehman Brothers Holdings, Inc.                                    24,500                  2,316,781
    Merrill Lynch & Co., Inc.                                         52,700                  6,060,500
    Morgan Stanley Dean Witter & Co.                                  29,600                  2,464,200
    State Street Corp.                                                 3,300                    350,006
                                                                                           ------------
                                                                                           $ 35,700,653
-------------------------------------------------------------------------------------------------------
  Financial Services 0.5%
    AXA Financial, Inc.                                              147,000               $  4,998,000
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products 1.0%
    Anheuser-Busch Cos., Inc.                                        103,800               $  7,752,562
    Quaker Oats Co.                                                   14,400                  1,081,800
    Ralston-Ralston Purina Co.                                        50,000                    996,875
                                                                                           ------------
                                                                                           $  9,831,237
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products 0.2%
    Bowater, Inc.                                                     41,500               $  1,831,188
-------------------------------------------------------------------------------------------------------
  Insurance 2.3%
    American International Group, Inc.                                80,375               $  9,444,063
    Hartford Financial Services Group, Inc.                           85,500                  4,782,656
    Marsh & McLennan Cos., Inc.                                       34,900                  3,644,869
    MetLife, Inc.*                                                   162,450                  3,421,603
    St. Paul Cos., Inc.                                               44,600                  1,521,975
                                                                                           ------------
                                                                                           $ 22,815,166
-------------------------------------------------------------------------------------------------------
  Internet 0.9%
    InterWorld Corp.*                                                  8,700               $    178,350
    Selectica, Inc.*                                                   8,080                    566,105
    VeriSign, Inc.*                                                   46,400                  8,189,600
                                                                                           ------------
                                                                                           $  8,934,055
-------------------------------------------------------------------------------------------------------
  Machinery 0.9%
    Deere & Co., Inc.                                                139,600               $  5,165,200
    Ingersoll Rand Co.                                               104,600                  4,210,150
                                                                                           ------------
                                                                                           $  9,375,350
-------------------------------------------------------------------------------------------------------
  Medical and Health Products 4.1%
    American Home Products Corp.                                     133,200               $  7,825,500
    Bausch & Lomb, Inc.                                               65,000                  5,029,375
    Bristol-Myers Squibb Co.                                         289,800                 16,880,850
    Pfizer, Inc.                                                     232,650                 11,167,200
                                                                                           ------------
                                                                                           $ 40,902,925
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services 0.8%
    Medtronic, Inc.                                                  148,600               $  7,402,137
-------------------------------------------------------------------------------------------------------
  Metals and Minerals 0.2%
    Alcoa, Inc.                                                       70,800               $  2,053,200
-------------------------------------------------------------------------------------------------------


Stocks continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks continued
  Oil Services 2.2%
    Baker Hughes, Inc.                                               104,400               $  3,340,800
    Cooper Cameron Corp.*                                             14,000                    924,000
    Global Marine, Inc.*                                             293,600                  8,275,850
    Noble Drilling Corp.*                                            117,000                  4,818,938
    Weatherford International, Inc.*                                 103,300                  4,112,631
                                                                                           ------------
                                                                                           $ 21,472,219
-------------------------------------------------------------------------------------------------------
  Oils 4.2%
    Conoco, Inc.                                                     424,700               $ 10,431,693
    EOG Resources, Inc.                                              124,300                  4,164,050
    Exxon Mobil Corp.                                                199,000                 15,621,500
    Santa Fe International Corp.                                     100,800                  3,521,700
    Transocean Sedco Forex, Inc.                                     150,500                  8,042,344
                                                                                           ------------
                                                                                           $ 41,781,287
-------------------------------------------------------------------------------------------------------
  Printing and Publishing 0.4%
    Tribune Co.                                                      104,800               $  3,668,000
-------------------------------------------------------------------------------------------------------
  Retail 3.4%
    CVS Corp.                                                        405,200               $ 16,208,000
    Office Depot, Inc.*                                              428,650                  2,679,063
    Radioshack Corp.*                                                171,600                  8,129,550
    Wal-Mart Stores, Inc.                                            121,500                  7,001,437
                                                                                           ------------
                                                                                           $ 34,018,050
-------------------------------------------------------------------------------------------------------
  Special Products and Services 0.3%
    SPX Corp.*                                                        26,400               $  3,192,750
-------------------------------------------------------------------------------------------------------
  Supermarkets 1.6%
    Albertsons, Inc.                                                     693               $     23,042
    Safeway, Inc.*                                                   343,900                 15,518,488
                                                                                           ------------
                                                                                           $ 15,541,530
-------------------------------------------------------------------------------------------------------
  Telecommunications 11.5%
    Allegiance Telecom, Inc.*                                         11,500               $    736,000
    Ancor Communications, Inc.*                                       24,950                    892,352
    Bell Atlantic Corp.                                               79,300                  4,029,431
    Cabletron Systems, Inc.*                                         113,100                  2,855,775
    CIENA Corp.*                                                      70,400                 11,734,800
    Cisco Systems, Inc.*                                             483,700                 30,745,181
    Corning, Inc.                                                     61,555                 16,612,156
    Intermedia Communications, Inc.*                                  17,800                    529,550
    Level 3 Communications, Inc.*                                     28,200                  2,481,600
    Metromedia Fiber Network, Inc., "A"*                             278,400                 11,049,000
    Qwest Communications International, Inc.*                        135,900                  6,752,531
    Sprint Corp.*                                                    206,700                 10,541,700
    Tellabs, Inc.*                                                    43,800                  2,997,563
    Time Warner Telecom, Inc.*                                        17,100                  1,100,813
    Winstar Communications, Inc.*                                     15,750                    533,531
    WorldCom, Inc.*                                                  235,161                 10,788,011
                                                                                           ------------
                                                                                           $114,379,994
-------------------------------------------------------------------------------------------------------

Stocks continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks continued
  Telecommunications and Cable 0.5%
    Comcast Corp., "A"*                                              123,000               $  4,981,500
-------------------------------------------------------------------------------------------------------
  Utilities Electric 0.7%
    AES Corp.*                                                       152,800               $  6,971,500
-------------------------------------------------------------------------------------------------------
  Utilities Gas 0.4%
    Williams Cos., Inc.                                               83,100               $  3,464,231
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $840,798,945
-------------------------------------------------------------------------------------------------------
Foreign Stocks 9.3%
  Bermuda 1.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                 142,540               $  2,120,283
    Global Crossing Ltd. (Telecommunications)*                       345,800                  9,098,862
                                                                                           ------------
                                                                                           $ 11,219,145
-------------------------------------------------------------------------------------------------------
  Canada 2.0%
    Nortel Networks Corp. (Telecommunications)                       286,400               $ 19,546,800
-------------------------------------------------------------------------------------------------------
  France 0.3%
    Business Objects S.A., ADR (Computer Software Systems)*          7,400               $    652,125
    Total S.A., "B" (Oils)                                            12,500                  1,916,360
                                                                                           ------------
                                                                                           $  2,568,485
-------------------------------------------------------------------------------------------------------
  Ireland 0.1%
    Trintech Group PLC, ADR (Computer Software Products)*           54,350               $  1,070,865
-------------------------------------------------------------------------------------------------------
  Japan 1.3%
    AFLAC, Inc. (Insurance)                                           40,400               $  1,855,875
    Fast Retailing Co. (Retail)                                        7,000                  2,929,864
    Hitachi Ltd. (Electronics)                                       172,000                  2,480,769
    Nippon Telegraph & Telephone Co. (Utilities Telephone)             414                  5,502,828
                                                                                           ------------
                                                                                           $ 12,769,336
-------------------------------------------------------------------------------------------------------
  Netherlands 1.5%
    KPN N.V. (Telecommunications)*                                   123,162               $  5,508,176
    Royal Dutch Petroleum Co. (Oils)                                 149,200                  9,271,955
                                                                                           ------------
                                                                                           $ 14,780,131
-------------------------------------------------------------------------------------------------------
  United Kingdom 3.0%
    BAE Systems PLC (Aerospace)*                                     921,100               $  5,740,217
    BP Amoco PLC, ADR (Oils)                                         239,254                 13,532,804
    HSBC Holdings PLC (Banks and Credit Cos.)*                       248,700                  2,842,069
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                      1,180                     11,138
    Vodafone AirTouch PLC (Telecommunications)*                      926,165                  3,740,451
    Zeneca Group PLC (Medical and Health Products)                    89,600                  4,181,070
                                                                                           ------------
                                                                                           $ 30,047,749
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 92,002,511
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $783,247,215)                                               $932,801,456
-------------------------------------------------------------------------------------------------------



Short-Term Obligations 5.1%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                      VALUE
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 7/03/00                  $  42,735               $ 42,719,402
    Federal Home Loan Mortgage Corp., due 7/05/00                      8,000                  7,994,355
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 50,713,757
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $833,960,972)                                          $983,515,213

Other Assets, Less Liabilities 0.8%                                                           7,671,215
-------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                          $991,186,428
-------------------------------------------------------------------------------------------------------


* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $833,960,972)          $  983,515,213
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        39,959,666
  Cash                                                                    5,630
  Receivable for series shares sold                                   1,015,645
  Receivable for investments sold                                    12,079,683
  Interest and dividends receivable                                     300,541
  Deferred organization expenses                                            130
  Other assets                                                            4,619
                                                                 --------------
      Total assets                                               $1,036,881,127
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $      467,569
  Payable for investments purchased                                   5,130,061
  Collateral for securities loaned, at value                         39,959,666
  Payable to affiliates -
    Management fee                                                       20,175
    Shareholder servicing agent fee                                         941
    Administrative fee                                                      471
  Accrued expenses and other liabilities                                115,816
                                                                 --------------
      Total liabilities                                          $   45,694,699
                                                                 --------------
Net assets                                                       $  991,186,428
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $  732,594,333
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    149,556,966
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                               108,854,802
  Accumulated undistributed net investment income                       180,327
                                                                 --------------
      Total                                                      $  991,186,428
                                                                 ==============
Shares of beneficial interest outstanding                            42,652,040
                                                                 ==============
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $991,155,001 / 42,650,688
    shares of beneficial interest outstanding)                       $23.24
                                                                     ======
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $31,427 / 1,352 shares of
    beneficial interest outstanding)                                 $23.24
                                                                     ======



See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  3,026,571
    Interest                                                          1,074,345
    Foreign taxes withheld                                              (56,924)
                                                                   ------------
      Total investment income                                      $  4,043,992
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,443,512
    Trustees' compensation                                                6,940
    Shareholder servicing agent fee                                     160,697
    Distribution fee (Service Class)                                          9
    Administrative fee                                                   74,821
    Custodian fee                                                       162,765
    Auditing fees                                                        19,150
    Legal fees                                                              770
    Amortization of organization expenses                                   916
    Miscellaneous                                                        56,274
                                                                   ------------
      Total expenses                                               $  3,925,854
    Fees paid indirectly                                                (54,346)
                                                                   ------------
      Net expenses                                                 $  3,871,508
                                                                   ------------
        Net investment income                                      $    172,484
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $109,875,025
    Foreign currency transactions                                       (42,879)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $109,832,146
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(52,761,853)
    Translation of assets and liabilities in foreign currency             5,349
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(52,756,504)
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 57,075,642
                                                                   ------------
          Increase in net assets from operations                   $ 57,248,126
                                                                   ============


See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                             JUNE 30, 2000             DECEMBER 31, 1999
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $    172,484                 $    533,376
  Net realized gain on investments and foreign currency
    transactions                                              109,832,146                   66,796,406
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      (52,756,504)                  98,811,362
                                                             -----------                ------------
    Increase in net assets from operations                   $ 57,248,126                 $166,141,144
                                                             -----------                ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                 $   (346,734)                $ (1,317,597)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                     (59,516,402)                  (6,962,893)
                                                             -----------                ------------
    Total distributions declared to shareholders             $(59,863,136)                $ (8,280,490)
                                                             -----------                ------------
Net increase in net assets from series share transactions    $110,223,766                 $157,939,466
                                                             -----------                ------------
      Total increase in net assets                           $107,608,756                 $315,800,120
Net assets:
  At beginning of period                                      883,577,672                  567,777,552
                                                             -----------                ------------
  At end of period (including accumulated
    undistributed net investment income of
    $180,327 and $354,577, respectively)                     $991,186,428                 $883,577,672
                                                             ============                 ============


See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                        SIX  MONTHS ENDED        --------------------------------------------------------      DECEMBER 31,
                            JUNE 30, 2000              1999            1998            1997           1996              1995*
                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                     INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value beginning
  of period                        $23.34            $19.05          $15.80          $13.13         $10.89             $10.00
                                    -----             -----           -----           -----          -----             ------
Income from investment operations#-
  Net investment income(S)         $  --             $ 0.02          $ 0.06          $ 0.05         $ 0.06             $ 0.05
  Net realized and unrealized
    gain on investments and
    foreign currency                 1.45              4.52            3.59            2.62           2.37               1.01
                                    -----             -----           -----           -----          -----             ------
  Total from investment operations $ 1.45            $ 4.54          $ 3.65          $ 2.67         $ 2.43             $ 1.06
                                    -----             -----           -----           -----          -----             ------
Less distributions declared to shareholders -
  From net investment income       $(0.01)           $(0.04)         $(0.03)         $  --          $(0.02)            $(0.03)
  From net realized gain on
    investments and foreign
    currency transactions           (1.54)            (0.21)          (0.37)            --           (0.16)             (0.14)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                      --                --              --              --           (0.01)              --
                                    -----             -----           -----           -----          -----             ------
  Total distributions
    declared to shareholders       $(1.55)           $(0.25)         $(0.40)         $  --          $(0.19)            $(0.17)
                                    -----             -----           -----           -----          -----             ------
Net asset value end of period      $23.24            $23.34          $19.05          $15.80         $13.13             $10.89
                                   ======            ======          ======          ======         ======             ======
Total return                         6.31%++          24.05%          23.39%          20.26%         22.33%             10.62%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         0.86%+            0.86%           0.86%           0.92%          1.01%              1.02%+
  Net investment income              0.04%+            0.08%           0.33%           0.34%          0.47%              1.15%+
Portfolio turnover                     58%               91%             83%             99%            56%                28%
Net assets at end of period
  (000 Omitted)                  $991,155          $883,578        $567,778        $285,845        $35,710             $2,530

(S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser agreed to maintain the expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                                                   $ 0.06        $  --               $(0.08)
      Ratios (to average net assets):
        Expenses##                                                                     0.88%         1.48%               3.90%+
        Net investment income (loss)                                                   0.38%          --                (1.73)%+


 * For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 1995.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights -- continued
--------------------------------------------------------------------------------
                                                              PERIOD ENDED
                                                              JUNE 30, 2000*
                                                               (UNAUDITED)
--------------------------------------------------------------------------------
                                                          SERVICE CLASS SHARES
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value beginning of period                                 $23.13
                                                                    ------
Income from investment operations# -
  Net investment loss                                               $ 0.00**
  Net realized and unrealized gain on investments and foreign
    currency                                                          0.11
                                                                    ------
  Total from investment operations                                  $ 0.11
                                                                    ------
Net asset value end of period                                       $23.24
                                                                    ======
Total return                                                          0.48%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.10%+
  Net investment loss                                                (0.08)%+
Portfolio turnover                                                      58%
Net assets at end of period (000 Omitted)                              $31



 * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
** Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 85 shareholders of the series.

(2) Significant Accounting Policies
General The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans State Street Bank and Trust Company ("State Street") and
Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $38,819,229. These loans were collateralized by cash of $39,959,666 which was invested in the following short-term obligations:



                                                    SHARES/      AMORTIZED COST
                                           PRINCIPAL AMOUNT           AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     39,959,576         $39,959,576
Salomon Smith Barney, Inc., 6.85%, 7/3/00       $        90                  90
                                                ----------        -----------
Total investments of cash collateral for
  securities loaned                                                 $39,959,666
                                                                    ===========


Forward Foreign Currency Exchange Contracts -- The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $39,787 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series' a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $14,559 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest -- The series offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser -- The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:



                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%


Distributor -- The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $534,469,760 and $512,475,993, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:



Aggregate cost                                                    $833,960,972
                                                                  ------------
Gross unrealized appreciation                                     $189,069,988
Gross unrealized depreciation                                     (39,515,747)
                                                                  ------------
    Net unrealized appreciation                                   $149,554,241
                                                                  ============



(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:



Initial Class shares                 SIX MONTHS ENDED JUNE 30, 2000        YEAR ENDED DECEMBER 31, 1999
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            5,215,811       $121,959,593       12,734,866       $251,415,629
Shares issued to shareholders in
  reinvestment of distributions        2,616,395         59,863,128          422,259          8,280,488
Shares reacquired                     (3,039,348)       (71,630,276)      (5,105,366)      (101,756,651)
                                      ----------       ------------       ----------       ------------
    Net increase                       4,792,858       $110,192,445        8,051,759       $157,939,466
                                      ==========       ============       ==========       ============

Service Class shares                    PERIOD ENDED JUNE 30, 2000*
                                 ----------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                                1,352            $31,321
                                      ==========       ============



* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.



(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $3,371. The series had no significant borrowings during the period.



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

(c)2000 MFS Investment Management(R).

MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VFR-3  8/00   84M

[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) EMERGING
                              GROWTH SERIES

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGERS
John W. Ballen*                                          For additional information,
Toni Y. Shimura*                                         contact your investment professional.

TREASURER                                                CUSTODIAN
James O. Yost*                                           State Street Bank and Trust Company

ASSISTANT TREASURERS                                     WORLD WIDE WEB
Mark E. Bradley*                                         www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

Respectfully,



       /s/ Jeffrey L. Shames
-------------------------------------
       Jeffrey L. Shames
Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided total returns of -2.29%, including the reinvestment of any distributions. This compares to returns of -0.42% and 3.04%, respectively, over the same period for the series' benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Russell 2000 Total Return Index (the Russell 2000). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Late in the first quarter, there was a global correction in the high-growth segments of the market in which we invest. Fueled by investor concerns over further Federal Reserve Board (Fed) interest rate increases, this correction in the valuations of technology, media, telecommunications, and biotechnology stocks continued into the first two months of the second quarter.

In early June, we began to see some signs that the Fed's six interest rate increases since last summer may have begun to slow the economy. Some key economic indicators, including a modest rise in unemployment, a slowing in housing starts, and lower-than-expected wage gains, gave us hope that there will be fewer or no increases going forward. We have also seen more attractive valuations in the high-growth areas of the market, and we believe we may have seen the lows in the NASDAQ Composite Index (an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System) following the correction earlier this year. While we anticipate further market volatility as investors adjust to the latest news on the economy and interest rates, we believe we may be entering a more favorable investment environment.

In light of the rising interest rate environment we had earlier this year, we reduced our positions in some of our highest-valuation stocks that we felt had limited upside potential, and selectively added more defensive holdings such as generic drug and pharmaceutical companies, as well as food and drug retailers. However, we still expect to find our best investment ideas in technology, telecommunications, and health care. Particularly in an environment where interest rates stabilize or drop, these high-growth segments of the market could continue to deliver superior revenue and earnings growth.

We continue to focus on technology as our core sector because we believe these companies offer the most attractive growth characteristics that we can identify across a range of industries. Although we have shifted our technology weightings from time to time, we believe we are well positioned to take advantage of what we expect to be much narrower leadership than we've seen in the past. We expect to see certain core, high-quality technology companies emerge as leaders in their respective markets, and we hope to own those companies that are first to market with new products and services.

Among our technology holdings are several companies that enable e-commerce, both business to business and business to consumer. We believe the most successful will be those with the scale to meet the demands of corporations eagerly buying the latest business technologies in order to stay competitive. Our technology holdings also include select Internet infrastructure and software companies such as VeriSign and Check Point, in addition to semiconductor companies such as Micron Technology and Intel.

With respect to telecommunications, we have reduced our holdings in telecom service providers because changes taking place in the industry -- most notably, the cost of doing business, particularly in terms of licensing and capital spending -- are expected to go higher and make these companies less profitable. Our largest telecom holdings currently are in equipment companies such as Nortel Networks, Corning, CIENA, and ADC Telecom. Despite some good investment opportunities, we probably won't see significant upside earnings surprises among the handset delivery companies.

In health care, we have targeted quality names like the emerging pharmaceutical company Sepracor and companies like PE Biosystems that make equipment used in genetics research. Among the thousands of health care companies available, we're focusing on the biotechnology and emerging pharmaceutical companies that we believe have the best intellectual property and product pipelines, both of which should help them better meet shareholder expectations. Finally, we're somewhat cautious on retail because rising interest rates tend to dampen consumer confidence and slow the pace of consumer spending.

We are in a volatile period where we need to see how much further interest rates must rise in order to cool off the economy. We remain optimistic on the long-term outlook for growth stocks, and believe the market leadership will continue to be in technology, telecommunications, and health care. Within these sectors, we are working to build positions in companies that we think can become leaders in their industries and deliver growth over long periods of time, thus creating value for shareholders.


Respectfully,


    /s/ John W. Ballen                             /s/ Toni Y. Shimura
---------------------------                    ----------------------------
    John W. Ballen                                 Toni Y. Shimura
    Portfolio Manager                             Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is a portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. In addition, Mr. Ballen oversees the portfolio management of MFS(R) Institutional Mid Cap Growth Fund and MFS(R) Institutional Emerging Equities Fund. He joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Toni Y. Shimura is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Managed Sectors Fund and the Managed Sectors Series offered through MFS(R)/Sun Life annuity products. She is also a portfolio manager of MFS(R) Global Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), and the Global Growth Series and the Emerging Growth Series, both offered through MFS(R)/Sun Life annuity products. Ms. Shimura joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Ms. Shimura is a graduate of Wellesley College and the Sloan School of Management of the Massachusetts Institute of Technology.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class July 24, 1995
                 Service Class May 1, 2000

Size: $2.6 billion as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                                  6 Months              1 Year            3 Years              Life*
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -2.29%             +53.05%           +154.85%           +287.97%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --               +53.05%           + 36.59%           + 31.60%
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                  6 Months              1 Year            3 Years              Life*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -2.29%             +53.05%           +154.85%           +287.97%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --               +53.05%           + 36.59%           + 31.60%
---------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, July 24, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 95.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.1%
  Banks and Credit Companies - 0.4%
    Comerica, Inc.                                                    21,900             $      982,763
    First Tennessee National Corp.                                     1,600                     26,500
    PNC Bank Corp.                                                    92,600                  4,340,625
    Providian Financial Corp.                                         45,300                  4,077,000
                                                                                         --------------
                                                                                         $    9,426,888
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.4%
    Abbott Laboratories, Inc.                                        286,100             $   12,749,331
    Abgenix, Inc.*                                                    12,700                  1,522,214
    Alkermes, Inc.*                                                    5,000                    235,625
    Genentech, Inc.*                                                  84,700                 14,568,400
    Pharmacia Corp.                                                   49,600                  2,563,700
    Waters Corp.*                                                     27,100                  3,382,419
                                                                                         --------------
                                                                                         $   35,021,689
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.6%
    Seagate Technology, Inc.*                                         60,300             $    3,316,500
    Sun Microsystems, Inc.*                                          386,400                 35,138,250
    Texas Instruments, Inc.                                           28,700                  1,971,331
                                                                                         --------------
                                                                                         $   40,426,081
--------------------------------------------------------------------------------------------------------
  Business Services - 2.5%
    Amgen, Inc.*                                                     255,400             $   17,941,850
    Automatic Data Processing, Inc.                                  315,200                 16,882,900
    Bea Systems, Inc.*                                                12,400                    613,025
    Computer Sciences Corp.*                                         180,100                 13,451,219
    First Data Corp.                                                 168,900                  8,381,663
    Fiserv, Inc.*                                                     29,900                  1,293,175
    IMRglobal Corp.*                                                  13,300                    173,731
    Insight Enterprises, Inc.*                                         1,550                     91,934
    Learning Tree International, Inc.*                                92,600                  5,671,750
    Pegasus Systems, Inc.*                                             2,250                     24,469
                                                                                         --------------
                                                                                         $   64,525,716
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.3%
    Motorola, Inc.                                                    33,150             $      963,422
    Sprint Corp. (PCS Group)*                                        469,900                 27,959,050
    Voicestream Wireless Corp.*                                      257,490                 29,945,282
                                                                                         --------------
                                                                                         $   58,867,754
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Compaq Computer Corp.                                            129,200             $    3,302,675
    Dell Computer Corp.*                                             174,100                  8,585,306
                                                                                         --------------
                                                                                         $   11,887,981
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.8%
    Mercury Interactive Corp.*                                        45,300             $    4,382,775
    Microsoft Corp.*                                               1,159,400                 92,752,000
                                                                                         --------------
                                                                                         $   97,134,775
--------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Computer Software - Services - 1.8%
    EMC Corp.*                                                       592,100             $   45,554,694
    Internet Commerce Corp.*                                           5,800                     84,100
    Lightspan, Inc.*                                                   3,440                     18,920
                                                                                         --------------
                                                                                         $   45,657,714
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 15.1%
    Ariba, Inc.*                                                      15,000             $    1,470,703
    BMC Software, Inc.*                                              502,480                 18,332,669
    Brocade Communications Systems, Inc.*                             35,100                  6,440,302
    Cadence Design Systems, Inc.*                                    130,200                  2,652,825
    Computer Associates International, Inc.                          232,600                 11,906,212
    Comverse Technology, Inc.*                                        72,600                  6,751,800
    E.piphany, Inc.*                                                  16,200                  1,736,437
    Foundry Networks, Inc.*                                           15,500                  1,705,000
    I2 Technologies, Inc.*                                            33,900                  3,534,605
    Oracle Corp.*                                                  3,345,150                281,201,672
    Redback Networks, Inc.*                                           17,400                  3,097,200
    Siebel Systems, Inc.*                                             93,600                 15,309,450
    StorageNetworks, Inc.*                                             4,260                    384,465
    Sycamore Networks, Inc.*                                         121,300                 13,388,487
    VERITAS Software Corp.*                                          190,000                 21,472,969
                                                                                         --------------
                                                                                         $  389,384,796
--------------------------------------------------------------------------------------------------------
  Conglomerates - 3.2%
    Tyco International Ltd.                                        1,756,958             $   83,235,885
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Philip Morris Cos., Inc.                                          32,100             $      852,656
    Carson, Inc.,"A"*                                                 65,300                    293,850
                                                                                         --------------
                                                                                         $    1,146,506
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Capstone Turbine Corp.*                                            2,770             $      124,823
    Emerson Electric Co.                                              22,100                  1,334,288
    General Electric Co.                                             255,800                 13,557,400
    Jabil Circuit, Inc.*                                              31,500                  1,563,187
    Micrel, Inc.*                                                      4,600                    199,813
                                                                                         --------------
                                                                                         $   16,779,511
--------------------------------------------------------------------------------------------------------
  Electronics - 17.0%
    Altera Corp.*                                                    653,100             $   66,575,381
    Analog Devices, Inc.*                                            492,200                 37,407,200
    Applied Materials, Inc.*                                          93,900                  8,509,687
    Atmel Corp.*                                                     143,300                  5,284,188
    ATMI, Inc.*                                                        2,200                    102,300
    Burr-Brown Corp.*                                                  2,850                    247,059
    Conductus, Inc.*                                                   8,400                    165,900
    Credence Systems Corp.*                                            4,600                    253,863
    Flextronics International Ltd.*                                  208,600                 14,328,212
    Intel Corp.                                                      569,400                 76,121,662
    Lam Research Corp.*                                              186,700                  7,001,250
    Linear Technology Corp.                                          232,500                 14,865,469
    LSI Logic Corp.*                                                 313,700                 16,979,012

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Electronics - continued
    LTX Corp.*                                                         5,900                    206,131
    Marvell Technology Group Ltd.*                                     2,300                    131,100
    Maxim Integrated Products, Inc.*                                   2,200                    149,463
    Microchip Technology, Inc.*                                        2,100                    122,358
    Micron Technology, Inc.*                                         968,800                 85,314,950
    National Semiconductor Corp.*                                    277,800                 15,765,150
    Novellus Systems, Inc.*                                           26,700                  1,510,219
    Photronics, Inc.*                                                  2,300                     65,263
    PMC-Sierra, Inc.*                                                 39,100                  6,947,581
    Quanta Services, Inc.*                                             3,600                    198,000
    Sanmina Corp.*                                                   135,040                 11,545,920
    SDL, Inc.*                                                         8,600                  2,452,613
    SIPEX Corp.*                                                      13,400                    371,013
    Solectron Corp.*                                                 177,300                  7,424,437
    Teradyne, Inc.*                                                  144,400                 10,613,400
    Xilinx, Inc.*                                                    548,500                 45,285,531
                                                                                         --------------
                                                                                         $  435,944,312
--------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    Devon Energy Corp.                                                60,300             $    3,388,106
    Dynegy, Inc.                                                     102,600                  7,008,863
                                                                                         --------------
                                                                                         $   10,396,969
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Clear Channel Communications, Inc.*                               88,500             $    6,637,500
    International Speedway Corp.                                       3,079                    127,394
    USA Networks, Inc.*                                              220,200                  4,761,825
    Viacom, Inc., "B"*                                               215,600                 14,701,225
                                                                                         --------------
                                                                                         $   26,227,944
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.8%
    American Express Co.                                              82,800             $    4,315,950
    Charter One Financial, Inc.                                       52,400                  1,205,200
    Citigroup, Inc.                                                  256,300                 15,442,075
    Golden West Financial Corp.                                      108,600                  4,432,237
    Household International, Inc.                                     90,800                  3,773,875
    Merrill Lynch & Co., Inc.                                        134,700                 15,490,500
    State Street Corp.                                                13,200                  1,400,025
    Waddell & Reed Financial, Inc., "A"                                3,000                     98,438
                                                                                         --------------
                                                                                         $   46,158,300
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    AXA Financial, Inc.                                              141,600             $    4,814,400
    Mellon Financial Corp.                                           117,100                  4,266,831
                                                                                         --------------
                                                                                         $    9,081,231
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Anheuser-Busch Cos., Inc.                                         63,500             $    4,742,656
    Coca-Cola Co.                                                     94,200                  5,410,613
                                                                                         --------------
                                                                                         $   10,153,269
--------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Insurance - 0.5%
    American International Group, Inc.                                75,600             $    8,883,000
    Hartford Financial Services Group, Inc.                           68,400                  3,826,125
                                                                                         --------------
                                                                                         $   12,709,125
-------------------------------------------------------------------------------------------------------
  Internet - 2.2%
    Art Technology Group, Inc.*                                        7,000             $      706,563
    Juniper Networks, Inc.*                                           87,200                 12,693,050
    VeriSign, Inc.*                                                  245,387                 43,310,805
                                                                                         --------------
                                                                                         $   56,710,418
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Allergan, Inc.                                                    49,900             $    3,717,550
    Alza Corp.*                                                       23,600                  1,395,350
    American Home Products Corp.                                      49,100                  2,884,625
    Bausch & Lomb, Inc.                                               61,800                  4,781,775
    Bristol-Myers Squibb Co.                                         120,100                  6,995,825
    Immunex Corp.*                                                   147,400                  7,287,087
    Pfizer, Inc.                                                     526,475                 25,270,800
                                                                                         --------------
                                                                                         $   52,333,012
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.5%
    Allscripts, Inc.*                                                  3,650             $       83,950
    BioSource International, Inc.*                                    26,700                    594,075
    BioSphere Medical, Inc.*                                           9,800                    137,200
    Cardinal Health, Inc.                                             86,100                  6,371,400
    Human Genome Sciences, Inc.*                                       3,800                    506,825
    MedImmune, Inc.                                                   52,600                  3,892,400
    Merrill Lynch HOLDRs Trust*                                       55,400                  9,861,200
    PE Corp-PE Biosystems Group                                      245,000                 16,139,375
    Quest Diagnostics, Inc.*                                          18,500                  1,382,875
                                                                                         --------------
                                                                                         $   38,969,300
-------------------------------------------------------------------------------------------------------
  Office Equipment
    United Stationers, Inc.*                                           3,400             $      110,075
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    Baker Hughes, Inc.                                               298,600             $    9,555,200
    Global Marine, Inc.*                                             144,000                  4,059,000
    Halliburton Co.                                                   83,600                  3,944,875
    Noble Affiliates, Inc.                                            27,800                  1,035,550
    Noble Drilling Corp.*                                            137,600                  5,667,400
    Weatherford International, Inc.*                                  51,000                  2,030,438
                                                                                         --------------
                                                                                         $   26,292,463
-------------------------------------------------------------------------------------------------------
  Oils - 1.8%
    Anadarko Petroleum Corp.                                         131,200             $    6,469,800
    Apache Corp.                                                      77,400                  4,552,087
    Coastal Corp.                                                    194,700                 11,852,362
    EOG Resources, Inc.                                              547,200                 18,331,200
    Grant Pride Co., Inc.*                                            51,000                  1,275,000
    Transocean Sedco Forex, Inc.                                      61,800                  3,302,438
                                                                                         --------------
                                                                                         $   45,782,887
-------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Pharmaceuticals - 1.5%
    Andrx Corp.*                                                      11,000             $      703,141
    Sepracor, Inc.*                                                  274,300                 33,087,437
    Teva Pharmaceutical Industries Ltd.                               83,000                  4,601,313
                                                                                         --------------
                                                                                         $   38,391,891
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging
    Cendant Corp.*                                                    68,679             $      961,506
-------------------------------------------------------------------------------------------------------
  Retail - 1.4%
    CVS Corp.                                                        176,000             $    7,040,000
    Kohl's Corp.*                                                     23,600                  1,312,750
    RadioShack Corp.*                                                224,600                 10,640,425
    Wal-Mart Stores, Inc.                                            287,700                 16,578,713
                                                                                         --------------
                                                                                         $   35,571,888
-------------------------------------------------------------------------------------------------------
  Special Products and Services
    Newport News Shipbuilding, Inc.                                      500             $       18,375
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Albertsons, Inc.                                                 150,700             $    5,010,775
    Kroger Co.*                                                      123,000                  2,713,687
    Safeway, Inc.*                                                   672,600                 30,351,075
                                                                                         --------------
                                                                                         $   38,075,537
-------------------------------------------------------------------------------------------------------
  Telecommunications - 15.6%
    ADC Telecommunications, Inc.*                                    253,804             $   21,287,810
    Amdocs Ltd.*                                                       6,900                    529,575
    AT&T Corp., "A"*                                                 412,400                 10,000,700
    Cabletron Systems, Inc.*                                         119,900                  3,027,475
    CIENA Corp.*                                                     307,400                 51,239,737
    Cisco Systems, Inc.*                                           2,100,812                133,532,863
    Corning, Inc.                                                    246,200                 66,443,225
    Emulex Corp.*                                                     20,600                  1,353,162
    Intermedia Communications, Inc.*                                   4,500                    133,875
    ITC Deltacom, Inc.*                                                3,500                     78,094
    JDS Uniphase Corp.*                                              143,042                 17,147,160
    Lucent Technologies, Inc.                                         22,100                  1,309,425
    Metromedia Fiber Network, Inc., "A"*                             804,970                 31,947,247
    MGC Communications, Inc.*                                         39,200                  2,349,550
    MRV Communications, Inc.*                                         21,600                  1,452,600
    New Focus, Inc.*                                                   1,710                    140,434
    NEXTEL Communications, Inc.*                                     102,000                  6,241,125
    Nextlink Communications, Inc., "A"*                               14,000                    531,125
    ONI Systems Corp.*                                                 3,560                    417,243
    Scientific-Atlanta, Inc.                                           3,500                    260,750
    Sprint Corp.*                                                    182,500                  9,307,500
    Tellabs, Inc.*                                                   288,300                 19,730,531
    WorldCom, Inc.*                                                  490,531                 22,503,110
                                                                                         --------------
                                                                                         $  400,964,316
-------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Utilities - Electric - 1.6%
    AES Corp.*                                                       194,600             $    8,878,625
    Calpine Corp.*                                                   508,600                 33,440,450
                                                                                         --------------
                                                                                         $   42,319,075
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Enron Corp.                                                      112,600             $    7,262,700
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $2,187,929,889
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.6%
  Bermuda - 0.3%
    Global Crossing Ltd. (Telecommunications)*                       288,300             $    7,585,894
-------------------------------------------------------------------------------------------------------
  Canada - 3.8%
    Call-Net Enterprises, Inc. (Telecommunications)*                   5,000             $       12,188
    Nortel Networks Corp. (Telecommunications)                     1,429,240                 97,545,630
                                                                                         --------------
                                                                                         $   97,557,818
-------------------------------------------------------------------------------------------------------
  Finland - 1.8%
    Nokia Corp., ADR (Telecommunications)                            730,900             $   36,499,319
    Sonera Oyj (Telecommunications)                                  195,800                  8,924,986
                                                                                         --------------
                                                                                         $   45,424,305
-------------------------------------------------------------------------------------------------------
  France - 1.0%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)               85,900             $    5,712,350
    Bouygues S.A. (Telecommunications)                                31,198                 20,847,131
                                                                                         --------------
                                                                                         $   26,559,481
-------------------------------------------------------------------------------------------------------
  Germany
    Medigene AG (Pharmaceuticals)*                                     3,350             $      217,458
    SAP AG, ADR (Computer Software - Systems)                          9,700                    455,294
                                                                                         --------------
                                                                                         $      672,752
-------------------------------------------------------------------------------------------------------
  Hong Kong
    China Telecom Ltd. (Telecommunications)                            1,000             $        8,820
-------------------------------------------------------------------------------------------------------
  Israel - 0.8%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                                100,600             $   21,302,050
-------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Ericsson LM, ADR (Telecommunications)                          1,211,100             $   24,222,000
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    ARM Holdings PLC (Electronics)*                                  138,500             $    1,483,226
    ARM Holdings PLC, ADR (Electronics)*                             769,200                 25,287,450
    Vodafone AirTouch PLC (Telecommunications)*                    3,511,253                 14,180,700
    Vodafone AirTouch PLC, ADR (Telecommunications)                  218,500                  9,054,094
                                                                                         --------------
                                                                                         $   50,005,470
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $  273,338,590
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,848,396,806)                                           $2,461,268,479
-------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Short-Term Obligations - 4.6%
-------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 7/03/00                     $ 100,000             $   99,961,778
    Federal Home Loan Mortgage Corp., due 7/03/00                     18,297                 18,290,321
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $  118,252,099
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,966,648,905)                                      $2,579,520,578

Other Assets, Less Liabilities - (0.3)%                                                      (8,524,354)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $2,570,996,224
-------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,966,648,905)        $2,579,520,578
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     21,699,106
  Cash                                                                  715,130
  Receivable for series shares sold                                   5,452,840
  Receivable for investments sold                                    50,238,827
  Interest and dividends receivable                                     494,558
  Deferred organization expenses                                            121
  Other assets                                                            6,736
                                                                 --------------
      Total assets                                               $2,658,127,896
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $    1,506,578
  Payable for investments purchased                                  63,620,432
  Collateral for securities loaned, at value                         21,699,106
  Payable to affiliates -
    Management fee                                                       51,979
    Shareholder servicing agent fee                                       2,426
    Administrative fee                                                    1,148
  Accrued expenses and other liabilities                                250,003
                                                                 --------------
      Total liabilities                                          $   87,131,672
                                                                 --------------
Net assets                                                       $2,570,996,224
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,680,911,518
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    612,867,823
  Accumulated net realized gain on investments and foreign
    currency transactions                                           278,738,592
  Accumulated net investment loss                                    (1,521,709)
                                                                 --------------
      Total                                                      $2,570,996,224
                                                                 ==============
Shares of beneficial interest outstanding                          73,340,864
                                                                   ==========
Initial Class shares:

  Net asset value, offering price, and redemption price
    per share (net assets of $2,570,238,070 / 73,319,232
    shares of beneficial interest outstanding)                       $35.06
                                                                     ======
Service Class shares:

  Net asset value, offering price, and redemption price
    per share (net assets of $758,154 / 21,632 shares of
    beneficial interest outstanding)                                 $35.05
                                                                     ======
See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                     $    6,917,791
    Dividends                                                         1,724,955
    Foreign taxes withheld                                             (117,703)
                                                                 --------------
      Total investment income                                    $    8,525,043
                                                                 --------------
  Expenses -
    Management fee                                               $    8,968,014
    Trustees' compensation                                               11,100
    Shareholder servicing agent fee                                     418,508
    Distribution fee (Service Class)                                        105
    Administrative fee                                                  179,190
    Custodian fee                                                       371,718
    Printing                                                             92,722
    Auditing fee                                                         18,850
    Legal fees                                                              906
    Amortization of organization expenses                                   916
    Miscellaneous                                                        84,934
                                                                 --------------
      Total expenses                                             $   10,146,963
    Fees paid indirectly                                               (100,211)
                                                                 --------------
      Net expenses                                               $   10,046,752
                                                                 --------------
        Net investment loss                                      $   (1,521,709)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  284,806,766
    Foreign currency transactions                                      (302,467)
                                                                 --------------
      Net realized gain on investments and foreign currency
        transactions                                             $  284,504,299
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (350,274,012)
    Translation of assets and liabilities in foreign currency           (12,722)
                                                                 --------------
      Net unrealized loss on investments and foreign currency
        translation                                              $ (350,286,734)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $  (65,782,435)
                                                                 --------------
          Decrease in net assets from operations                 $  (67,304,144)
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
- -------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 2000            DECEMBER 31, 1999
                                                              (UNAUDITED)
- -------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (1,521,709)              $   (2,876,317)
  Net realized gain on investments and foreign
    currency transactions                                     284,504,299                  175,149,671
  Net unrealized gain (loss) on investments and
    foreign currency translation                             (350,286,734)                 712,931,920
                                                           --------------               --------------
    Increase (decrease) in net assets from operations      $  (67,304,144)              $  885,205,274
                                                           --------------               --------------
Distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions (Initial Class)                             $ (131,948,496)              $         --
                                                           --------------               --------------
Net increase in net assets from series share
  transactions                                             $  637,720,760               $  338,336,291
                                                           --------------               --------------
      Total increase in net assets                         $  438,468,120               $1,223,541,565
Net assets:
  At beginning of period                                    2,132,528,104                  908,986,539
                                                           --------------               --------------
  At end of period (including accumulated net
    investment loss of $1,521,709 and $0,
    respectively)                                          $2,570,996,224               $2,132,528,104
                                                           ==============               ==============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                        PERIOD ENDED
                       SIX MONTHS ENDED          ---------------------------------------------------------       DECEMBER 31,
                          JUNE 30, 2000                 1999            1998            1997          1996              1995*
                            (UNAUDITED)
- -----------------------------------------------------------------------------------------------------------------------------
                   INITIAL CLASS SHARES
- -----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period            $37.94               $21.47          $16.13          $13.24        $11.41             $10.00
                                 ------               ------          ------          ------        ------             ------
Income (loss) from investment operations# -
  Net investment income (loss)   $(0.02)              $(0.06)         $(0.05)         $(0.06)       $(0.01)            $ 0.01
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency          (0.85)               16.53            5.55            2.95          1.95               1.74
                                 ------               ------          ------          ------        ------             ------
    Total from investment
      operations                 $(0.87)              $16.47          $ 5.50          $ 2.89        $ 1.94             $ 1.75
                                 ------               ------          ------          ------        ------             ------
Less distributions declared to shareholders -
  From net investment income     $ --                 $ --            $ --            $ --          $ --               $(0.01)
  From net realized gain on
    investments and foreign
    currency transactions         (2.01)                --             (0.05)           --           (0.06)             (0.26)
  In excess of net realized gain
    on investments and foreign
    currency transactions          --                   --             (0.11)           --           (0.05)              --
  From paid-in capital             --                   --              --              --            --                (0.07)
                                 ------               ------          ------          ------        ------             ------
    Total distributions
      declared to shareholders   $(2.01)              $ --            $(0.16)         $ --          $(0.11)            $(0.34)
                                 ------               ------          ------          ------        ------             ------
Net asset value - end of
  period                         $35.06               $37.94          $21.47          $16.13        $13.24             $11.41
                                 ======               ======          ======          ======        ======             ======
Total return                      (2.29)%++            76.71%          34.16%          21.90%        17.02%             17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                       0.85%+               0.84%           0.85%           0.90%         1.00%              1.00%+
  Net investment income
    (loss)                        (0.13)%+             (0.23)%         (0.29)%         (0.38)%       (0.08)%             0.10%+
Portfolio turnover                  101%                 176%             71%            112%           96%                73%
Net assets at end of period
  (000 Omitted)              $2,570,239           $2,132,528        $908,987        $384,480      $104,956             $3,869

(S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed to maintain the expenses of the series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss#                                                            $(0.05)       $(0.03)            $(0.18)
      Ratios (to average net assets):
        Expenses##                                                                      0.87%         1.16%              2.91%+
        Net investment loss                                                            (0.35)%       (0.23)%            (1.78)%+
  * For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

- ------------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                                JUNE 30, 2000*
                                                                 (UNAUDITED)
- ------------------------------------------------------------------------------
                                                           SERVICE CLASS SHARES
- ------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                             $35.70
                                                                  ------
Income (loss) from investment operations# -
  Net investment loss                                             $(0.02)
  Net realized and unrealized loss on investments and foreign
    currency                                                       (0.63)
                                                                  ------
    Total from investment operations                              $(0.65)
                                                                  ------
Net asset value - end of period                                   $35.05
                                                                  ======
Total return                                                       (1.82)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        1.05%+
  Net investment loss                                              (0.42)%+
Portfolio turnover                                                   101%
Net assets at end of period (000 Omitted)                           $758

 * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION
MFS Emerging Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 124 shareholders of the series.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $70,879,659. These loans were collateralized by U.S. Treasury securities of $50,233,799 and cash of $21,699,106, which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                       SHARES         AND VALUE
--------------------------------------------------------------------------------
Bayerische- und Vereinsbank, 6.26%, due 7/20/00   $ 1,000,000       $   999,813
Salomon Smith Barney, Inc., 7.13%, due 7/3/00      10,699,293        10,699,293
Salomon Smith Barney, Inc., 6.85%, due 7/3/00      10,000,000        10,000,000
                                                  -----------       -----------
Total investments of cash collateral for
  securities loaned                               $21,699,293       $21,699,106
                                                  ===========       ===========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified, as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
- ------------------------------------------------------------------------------
U.S. government securities                     $    9,218,134    $    8,359,927
                                               --------------    --------------
Investments (non-U.S. government securities)   $2,624,632,882    $2,180,628,133
                                               --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,966,648,905
                                                                 --------------
Gross unrealized appreciation                                    $  687,426,324
Gross unrealized depreciation                                       (74,554,651)
                                                                 --------------
    Net unrealized appreciation                                  $  612,871,673
                                                                 ==============

(5) SHARES OF BENEFICIAL INTEREST
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                    SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                  --------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
- --------------------------------------------------------------------------------------------------------
Shares sold                         19,715,743      $  742,653,169        30,176,209      $  743,064,297
Shares issued to shareholders
  in reinvestment of
  distributions                      3,782,927         131,948,486          --                 --
Shares reacquired                   (6,387,180)       (237,618,437)      (16,305,783)       (404,728,006)
                                    ----------      --------------        ----------      --------------
    Net increase                    17,111,490      $  636,983,218        13,870,426      $  338,336,291
                                    ==========      ==============        ==========      ==============

Service Class shares

                                       PERIOD ENDED JUNE 30, 2000*
                                  --------------------------------
                                        SHARES              AMOUNT
- ------------------------------------------------------------------
Shares sold                             22,118      $      753,813
Shares reacquired                         (486)            (16,271)
                                    ----------      --------------
    Net increase                        21,632      $      737,542
                                    ==========      ==============

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) LINE OF CREDIT
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $9,462. The series had no borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              VEG-3  8/00  114M

                             OCC ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                              MANAGED BY

                                                  [LOGO]

                      (This page left intentionally blank)

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                                   MANAGED BY

                                     [LOGO]

                             2000 SEMI-ANNUAL REPORT

The Small Cap Portfolio (the "Portfolio") enjoyed an excellent first half, delivering a total return of 13.3% versus 3.0% for the Russell 2000 Index (the "Russell 2000"). The Russell 2000 is a widely followed benchmark that includes smaller capitalization stocks. Our strong performance reflected a resurgence of small cap value stocks in the second quarter, as well as favorable stock selection.

During the past few months, we have implemented a two-pronged strategy:
1) increase our holdings in lower valuation sectors such as transportation, real estate investment trusts and utilities; 2) increase the Portfolio's weighting in the higher valuation technology sector. We believe our favorable recent results confirm that this strategy has improved performance while reducing risk.

The Portfolio's average annual total return of 7.4% for the twelve months ended June 30, 2000 compared with 14.3% for the Russell 2000. For the three years ended June 30, 2000, the Portfolio's average annual total return was 2.6% versus 10.6% for the Russell 2000. For the five years ended June 30, 2000, the Portfolio provided an average annual total return of 9.8%, compared with 14.3% for the Russell 2000. For the 10 years ended June 30, 2000, the Portfolio's average annual total return of 12.4%* compared with 13.6% for the Russell 2000, and from its inception on August 1, 1988 through June 30, 2000 the Portfolio delivered an average annual total return of 12.1%* versus 12.8% for the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

Our first priority in selecting stocks is to find quality management teams. When small cap value stocks hit bottom in late February and early March 2000, we added to our holdings of each of the five stocks that contributed most to the Portfolio's performance in the first half of the year. In that difficult market environment, it was easier to add to a position where we had confidence in management. Our rationale was that these well-managed companies would lead the market as small cap value stocks recovered, which indeed these companies did in the second quarter.

The five top contributors to the Portfolio for the six months ended June 30, 2000 were:

    - AMERISOURCE (wholesale pharmaceuticals distribution), which doubled in price. The entire price gain occurred in the second quarter, as investor concerns eased regarding the potential threat of the Internet and the company's high level of variable-cost debt in a rising interest rate environment. We reduced our position as the price rose.

    - SHARED MEDICAL (information services for healthcare providers), which was acquired in June by Siemens at a 72% premium to the market.

    - MSC INDUSTRIAL (direct marketing of industrial products), which rose on the basis of improved business growth after the company solved some internal problems. We sold the stock on price strength.

    - PRECISION CASTPARTS (aerospace supplier), which rebounded on improving earnings prospects. We maintained our position.

    - TETRA TECH (management consulting and technical services), which advanced as internal growth reaccelerated. We sold.

The five stocks that detracted most from performance during the first half of the year were:

    - DEL MONTE FOODS (consumer food products), a well-managed company that suffered a revenue and earnings decline due to post-Year 2000 inventory draw-downs. We added to our position on price weakness.

    - WALLACE COMPUTER (business forms, labels, commercial printing and related products and services), which experienced operational problems and top management changes. We lost confidence and sold.

    - POLICY MANAGEMENT (software and electronic commerce), which suffered from post-Year 2000 weakening of software sales and a rapid move from a licensing to an ASP (application service provider) model. We sold.

    - DELTEK SYSTEMS (software), which struggled somewhat with a post-Year 2000 slowdown of software sales and slower-than-expected adoption of new products. We maintained our position.

    - E.W. BLANCH (insurance brokerage and risk management), which experienced an earnings disappointment and the resignation of a senior officer. We sold.

During the second quarter, in implementing our two-pronged strategy, we established new positions in transportation companies Alaska AirGroup (airlines), Kirby (marine transportation) and Midwest Express (airlines); real estate investment trusts Brandywine Realty Trust (commercial and industrial properties), Capital Automotive REIT (ownership of auto dealer real estate) and Gables Residential Trust (apartments); and utilities Atmos Energy, IDACORP and Piedmont Natural Gas. New tech holdings included CTS (electronic components), GenRad (testing equipment for electronics manufacturers) and SBS Technologies (computer components and other technology products).

At June 30, 2000, net assets were allocated 98.9% to common stock and 2.1% to short-term investments. Our five largest equity positions were AmeriSource Health, a wholesale pharmaceuticals distributor, representing 4.8% of the Portfolio's net assets; Dentsply International, which provides equipment and consumables to dentists, 3.7% of net assets; Teleflex, which supplies engineered products and services for the automotive, marine, industrial, medical and aerospace markets, 3.5% of net assets; RenaissanceRe Holdings, a Bermuda-based insurance company, 3.3% of net assets; and G&K Services, which rents uniforms, 3.3% of net assets.

Major industry positions were in the manufacturing sector, representing 9.5% of the Portfolio's net assets; drugs & medical products, 8.4% of net assets; electronics, 7.1% of net assets; oil/gas, 7.1% of net assets; and insurance, 6.5% of net assets.

The Portfolio is "truly small, truly value." At the end of June, the weighted average capitalization of the companies we own was $810 million, below the average of $930 million for the Russell 2000. Our companies trade less expensively than the market, with an average price to trailing twelve month earnings of 13.0x versus 26.9x for the Russell 2000. However, they have superior business characteristics, reflected in their 18.7% five-year average return on equity, compared with 13.9% for the Russell 2000 stocks. We believe this combination of inexpensive valuations and superior business fundamentals helps control risk and provides opportunities for investment profit.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK -- 98.9%
                        AEROSPACE -- 6.0%
        59,200          Alliant Techsystems, Inc.*..................................  $ 3,992,300
       157,800          Teleflex, Inc...............................................    5,641,350
                                                                                      -----------
                                                                                        9,633,650
                                                                                      -----------

                        AIRLINES -- 1.6%
        49,500          Alaska AirGroup, Inc.*......................................    1,342,688
        58,200          Midwest Express Holdings, Inc.*.............................    1,251,300
                                                                                      -----------
                                                                                        2,593,988
                                                                                      -----------

                        BANKING -- 1.3%
        49,000          Wilmington Trust Corp.......................................    2,094,750
                                                                                      -----------

                        CHEMICALS -- 2.9%
       103,300          Cambrex Corp................................................    4,648,500
                                                                                      -----------

                        COMMERCIAL SERVICES -- 2.4%
        51,800          Chemed Corp.................................................    1,460,112
        80,500          Prepaid Legal Services, Inc.................................    2,404,937
                                                                                      -----------
                                                                                        3,865,049
                                                                                      -----------

                        COMPUTERS/COMPUTER SERVICES -- 4.4%
       202,400          Analysts International Corp.................................    1,884,850
       585,700          Genrad, Inc.*...............................................    5,271,300
                                                                                      -----------
                                                                                        7,156,150
                                                                                      -----------

                        CONSULTING SERVICES -- 2.0%
       143,100          MAXIMUS, Inc.*..............................................    3,166,088
                                                                                      -----------

                        DATA PROCESSING -- 0.7%
       206,300          Deltek Systems, Inc.*.......................................    1,218,459
                                                                                      -----------

                        DRUGS & MEDICAL PRODUCTS -- 8.4%
       247,300          Amerisource Health Corp.....................................    7,666,300
       193,000          Dentsply International, Inc.................................    5,946,813
                                                                                      -----------
                                                                                       13,613,113
                                                                                      -----------

                        ELECTRONICS -- 7.1%
       176,900          Baldor Electronic, Co.......................................    3,294,763
        46,100          CTS Corp.*..................................................    2,074,500
       104,200          General Semiconductor, Inc.*................................    1,536,950
       184,000          Pioneer Standard Electronics, Inc...........................    2,714,000
       137,600          UCAR International, Inc.*...................................    1,797,400
                                                                                      -----------
                                                                                       11,417,613
                                                                                      -----------

                        ENERGY -- 1.4%
        70,400          IDACORP, Inc................................................    2,270,400
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONTINUED)
                        FINANCIAL SERVICES -- 2.0%
       134,400          Allied Capital Corp.........................................  $ 2,284,800
        60,000          American Financial Holdings, Inc............................      952,500
                                                                                      -----------
                                                                                        3,237,300
                                                                                      -----------
                        FOOD SERVICES -- 3.5%
       357,800          Del Monte Foods Co.*........................................    2,437,513
       100,800          Performance Food Group Co.*.................................    3,225,600
                                                                                      -----------
                                                                                        5,663,113
                                                                                      -----------

                        HEALTH & HOSPITALS -- 6.0%
        99,800          Corvel Corp.*...............................................    2,463,813
        39,300          Express Scripts, Inc.*......................................    2,441,512
        95,200          First Health Group Corp.*...................................    3,123,750
        32,300          Trigon Healthcare, Inc.*....................................    1,665,469
                                                                                      -----------
                                                                                        9,694,544
                                                                                      -----------

                        INDUSTRIAL MATERIALS -- 3.1%
       122,000          SPS Technologies, Inc.*.....................................    5,009,625
                                                                                      -----------

                        INSURANCE -- 6.5%
       139,600          Annuity & Life Re Holdings Ltd..............................    3,420,200
       122,700          RenaissanceRe Holdings Ltd..................................    5,345,119
       114,145          Trenwick Group, Inc. .......................................    1,662,236
                                                                                      -----------
                                                                                       10,427,555
                                                                                      -----------

                        INVESTMENT COMPANY -- 1.7%
       118,000          American Capital Strategies, Ltd............................    2,817,250
                                                                                      -----------

                        MACHINERY/ENGINEERING -- 5.4%
        92,254          Albany International Corp...................................    1,337,683
       166,900          Kaydon Corp.................................................    3,504,900
       193,000          Lindsay Manufacturing Co....................................    3,787,625
                                                                                      -----------
                                                                                        8,630,208
                                                                                      -----------

                        MANUFACTURING -- 9.5%
       115,900          Belden, Inc.................................................    2,969,937
        82,900          Carlisle Cos., Inc..........................................    3,730,500
        93,600          Precision Castparts Corp....................................    4,235,400
       170,200          Roper Industries, Inc.......................................    4,361,375
                                                                                      -----------
                                                                                       15,297,212
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONCLUDED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK--(CONCLUDED)
                        OIL/GAS -- 7.1%
       205,800          Atmos Energy Corp...........................................  $ 3,601,500
       117,700          Cabot Oil & Gas Corp., Class A..............................    2,493,769
        82,500          Piedmont Natural Gas Company, Inc...........................    2,191,406
        73,600          St. Mary Land & Exploration Co..............................    3,095,800
                                                                                      -----------
                                                                                       11,382,475
                                                                                      -----------

                        REAL ESTATE -- 4.6%
       130,800          Brandywine Realty Trust.....................................    2,501,550
       171,800          Capital Automotive REIT.....................................    2,426,675
        97,600          Gables Residential Trust....................................    2,513,200
                                                                                      -----------
                                                                                        7,441,425
                                                                                      -----------

                        RETAIL -- 1.5%
        65,400          Zale Corp.*.................................................    2,387,100
                                                                                      -----------

                        TECHNOLOGY -- 4.3%
        45,300          Harman International Industries, Inc........................    2,763,300
       111,600          SBS Technologies, Inc.*.....................................    4,122,225
                                                                                      -----------
                                                                                        6,885,525
                                                                                      -----------

                        TEXTILES/APPAREL -- 3.3%
       210,800          G & K Services, Inc.........................................    5,283,175
                                                                                      -----------

                        TRANSPORTATION -- 2.2%
       211,650          Interpool, Inc..............................................    2,063,587
        68,800          Kirby Corp.*................................................    1,462,000
                                                                                      -----------
                                                                                        3,525,587
                                                                                      -----------

                        Total Common Stock (cost-$148,379,022)......................  159,359,854
                                                                                      -----------

      PRINCIPAL
       AMOUNT
        (000)
---------------------
       $3,432           U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 2.1%
                        Federal Home Loan Bank, 6.57%, 7/3/00
                        (amortized cost-$3,430,747)..........................................          3,430,747
                                                                                                    ------------

                        Total Investments (cost-$151,809,769)......................    101.0%        162,790,601
                        Liabilities in excess of other assets......................     (1.0)         (1,615,972)
                                                                                      ------        ------------
                        Net Assets.................................................    100.0%       $161,174,629
                                                                                      ======        ============

------------------------------

* Non-income producing security

REIT - Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2000
                                   (UNAUDITED)

ASSETS:
Investments, at value (cost - $151,809,769).................  $162,790,601
Cash........................................................         1,975
Receivable for investments sold.............................       402,835
Receivable for shares of beneficial interest sold...........        45,173
Dividends receivable........................................        81,265
Prepaid expenses............................................         2,237
                                                              ------------
  Total Assets..............................................   163,324,086
                                                              ------------
LIABILITIES:
Payable for investments purchased...........................     1,569,268
Payable for shares of beneficial interest redeemed..........       413,718
Investment advisory fee payable.............................       107,583
Trustees' retirement plan payable...........................        14,583
Accrued expenses............................................        44,305
                                                              ------------
  Total Liabilities.........................................     2,149,457
                                                              ------------
    Net Assets..............................................  $161,174,629
                                                              ============
COMPOSITION OF NET ASSETS:
Beneficial interest of shares of $0.01 par value (unlimited
  number authorized)........................................  $     63,613
Paid-in-capital in excess of par............................   151,406,879
Accumulated undistributed net investment income.............       465,283
Accumulated net realized loss on investments................    (1,741,978)
Net unrealized appreciation of investments..................    10,980,832
                                                              ------------
    Net Assets..............................................  $161,174,629
                                                              ============
Shares outstanding..........................................     6,361,308
                                                              ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $25.34
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (UNAUDITED)

INVESTMENT INCOME:
  Dividends.................................................  $   744,391
  Interest..................................................      408,922
                                                              -----------
    Total investment income.................................    1,153,313
                                                              -----------
EXPENSES:
  Investment advisory fees..................................      601,437
  Custodian fees............................................       21,501
  Audit and tax service fees................................       10,875
  Reports to shareholders...................................        9,550
  Trustees' fees and expenses...............................        8,628
  Legal fees................................................        6,861
  Transfer agent fees.......................................        6,298
  Insurance expense.........................................        1,502
  Miscellaneous.............................................        6,897
                                                              -----------
    Total expenses..........................................      673,549
    Less: expense offset....................................         (421)
                                                              -----------
      Net expenses..........................................      673,128
                                                              -----------
      Net investment income.................................      480,185
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................    4,216,673
  Net change in unrealized appreciation/depreciation of
    investments.............................................   14,133,938
                                                              -----------
      Net realized and unrealized gain on investments.......   18,350,611
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $18,830,796
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2000      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1999
                                                              -------------   -----------------
OPERATIONS:
Net investment income.......................................  $    480,185      $    917,419
Net realized gain (loss) on investments.....................     4,216,673        (4,521,338)
Net change in unrealized appreciation/depreciation of
  investments...............................................    14,133,938           723,406
                                                              ------------      ------------
    Net increase (decrease) in net assets resulting from
      operations............................................    18,830,796        (2,880,513)
                                                              ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.......................................      (932,313)         (978,623)
                                                              ------------      ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    25,487,276        45,603,776
Reinvestment of dividends and distributions.................       932,313           978,623
Cost of shares redeemed.....................................   (34,433,322)      (46,939,318)
                                                              ------------      ------------
    Net decrease in net assets from share transactions......    (8,013,733)         (356,919)
                                                              ------------      ------------
      Total increase (decrease) in net assets...............     9,884,750        (4,216,055)
NET ASSETS
Beginning of year...........................................   151,289,879       155,505,934
                                                              ------------      ------------
End of period (including undistributed net investment income
  of $465,283 and $917,411, respectively)...................  $161,174,629      $151,289,879
                                                              ============      ============
SHARES ISSUED AND REDEEMED
Issued......................................................     1,098,500         2,052,691
Issued in reinvestment of dividends and distributions.......        43,998            47,049
Redeemed....................................................    (1,499,961)       (2,112,375)
                                                              ------------      ------------
  Net decrease..............................................      (357,463)          (12,635)
                                                              ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                              SIX MONTHS
                                                 ENDED                              YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2000      ----------------------------------------------------------------
                                              (UNAUDITED)         1999          1998          1997          1996          1995
                                             -------------      --------      --------      --------      --------      --------
Net asset value, beginning of year....           $22.52           $23.10        $26.37        $22.61       $19.91        $17.38
                                               --------         --------      --------      --------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............             0.08             0.14          0.14          0.08         0.14          0.26
  Net realized and unrealized gain
    (loss)
    on investments....................             2.88            (0.57)        (2.38)         4.73         3.45          2.37
                                               --------         --------      --------      --------      -------       -------
      Total income (loss) from
        investment operations.........             2.96            (0.43)        (2.24)         4.81         3.59          2.63
                                               --------         --------      --------      --------      -------       -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................            (0.14)           (0.15)        (0.09)        (0.13)       (0.25)        (0.05)
Net realized gains....................               --               --         (0.94)        (0.92)       (0.64)        (0.05)
                                               --------         --------      --------      --------      -------       -------
      Total dividends and
        distributions to
        shareholders..................            (0.14)           (0.15)        (1.03)        (1.05)       (0.89)        (0.10)
                                               --------         --------      --------      --------      -------       -------
Net asset value, end of period........           $25.34           $22.52        $23.10        $26.37       $22.61        $19.91
                                               ========         ========      ========      ========      =======       =======
TOTAL RETURN (1)......................             13.3%            (1.8)%        (9.0)%        22.2%        18.7%         15.2%
                                               ========         ========      ========      ========      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).....         $161,175         $151,290      $155,506      $110,565      $34,257       $16,004
Ratio of expenses to average net
  assets (2)..........................             0.90%(4)         0.89%         0.88%         0.97%        0.93%(3)      0.74%(3)
Ratio of net investment income to
  average net assets..................             0.64%(4)         0.61%         0.72%         0.64%        1.03%(3)      1.75%(3)
Portfolio Turnover....................               61%              99%           51%           68%          50%           69%

------------------------------

(1) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

(4) Annualized

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statement and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES --CONTINUED accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the six months ended June 30, 2000, the Portfolio accrued $6,432 in connection with the Plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2000 was $151,809,769. Accordingly, net unrealized appreciation of investments of $10,980,832 was composed of gross appreciation of $22,243,904 for those investments having an excess of value over cost and gross depreciation of $11,263,072 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $93,480,046 and $86,131,434, respectively.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONCLUDED)

(4) ACQUISITION OF INVESTMENT ADVISER

On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with OpCap Advisors. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with OpCap Advisors to become effective upon the closing of the Implementation Agreement.

(5) SPECIAL MEETING OF SHAREHOLDERS

The Portfolio held a special meeting of shareholders on March 3, 2000. Shareholders voted to: 1) approve a new investment advisory agreement between OpCap Advisors and the Portfolio; 2) elect V. Lee Barnes, Paul Y. Clinton, Thomas W. Courtney, Lacy B. Herrmann, Joseph M. La Motta and Theodore Mason as Trustees of the Portfolio; and, 3) ratifiy the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

The resulting vote count for each proposal is indicated below.

                                                                                       WITHHHOLD
                                                              AFFIRMATIVE   AGAINST    AUTHORITY
                                                              -----------   --------   ---------
1. Approval of new Investment Advisory Agreement between
  OpCap Advisors and the Portfolio:.........................   6,221,270    131,221     276,448

2. Election of Trustees:
  V. Lee Barnes.............................................   6,390,921         --     238,018
  Paul Y. Clinton...........................................   6,387,959         --     240,980
  Thomas W. Courtney........................................   6,389,752         --     239,187
  Lacy B. Herrmann..........................................   6,388,764         --     240,175
  Joseph M. La Motta........................................   6,380,221         --     248,718
  Theodore T. Mason.........................................   6,388,640         --     240,299

3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Portfolio's independent accountants for the fiscal
  year
  ending December 31, 2000..................................   6,317,785     42,382     268,772

                             OCC ACCUMULATION TRUST
                           1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Susan A. Murphy                                       President
Joseph M. LaMotta                                     Trustee & Chairman
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Jeffrey J. Hughes                                     Vice President
Eric V. Retzlaff                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
John C. Giusio, Jr.                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis Goldstein                                       Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Hanges                                          Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Brian S. Shlissel                                     Treasurer
Elliot M. Weiss                                       Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.

                      (This page left intentionally blank)

                             OCC ACCUMULATION TRUST

                                MANAGED PORTFOLIO
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                                              MANAGED BY

                                                  [LOGO]

                      (This page left intentionally blank)

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                                   MANAGED BY

                                     [LOGO]

                             2000 SEMI-ANNUAL REPORT

The Managed Portfolio (the "Portfolio") declined 3.0% during the first half of 2000 in a generally declining stock market. This return exceeded the performance of most value investing indices, including the 4.1% decrease in the S&P 500/BARRA Value Index and the 4.2% decline in the Russell 1000 Value Index. However, we trailed our benchmark, the Standard & Poor's 500 Index (the "S&P 500"), which declined 0.4% for the six month period. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

The Portfolio's technology holdings were the largest detractor from performance during the six months. Although we have significant investments in this sector, the tech stocks we own--such as Computer Associates and Sabre Group--trailed by wide margins the returns of the highly valued, more speculative tech stocks that led the market, particularly in the first quarter. The Portfolio's holdings of consumer non-durables and financial stocks were the primary contributors to performance during the six months.

During the second quarter, in a continued volatile market environment, the Portfolio did well relative to its benchmark, declining 2.0% versus a decrease of 2.7% for the S&P 500 and larger declines for many value indices such as the Russell 1000 Value Index, which was off by 4.7%. In this case, our careful approach to investing in technology stocks paid off. In fact, tech stocks were the biggest contributor to our results in the second quarter. Just as we did not participate in the sharp rise of the highly valued, more speculative technology stocks in the first quarter, we avoided the pitfalls of owning these stocks when many of them plunged during the second quarter.

The Portfolio invests in stocks, bonds and cash equivalents. We seek to generate excellent long-term performance by owning stocks with more upside potential than downside risk and by preserving capital in periods of market turmoil.

We positioned the Portfolio defensively early in the year due to concerns regarding the high valuations of many stocks. This decision helped protect capital when the market fell in the second quarter. At the end of June, 67.7% of net assets were allocated to common stocks, 16.2% to fixed income securities and 19.1% to short-term investments. Fixed income securities and short-term investments provide a buffer against stock market volatility, generate income, and represent a resource to buy quality stocks as they become available at attractive prices.

The Portfolio decreased 5.0% during the twelve months ended June 30, 2000, compared to an increase of 7.3% for the S&P 500. Our performance in the twelve month period was dampened by our limited holdings of highly valued technology stocks, which led the market's advance. For the three years ended June 30, 2000, the Portfolio provided an average annual total return of 5.4%, compared with 19.7% for the S&P 500. For the five years ended June 30, 2000, the Portfolio's average annual total return of 12.9% compared with 23.8% for the S&P 500. For the 10 years ended June 30, 2000, the Portfolio delivered an average annual total return of 15.9%*, versus 17.8% for the S&P 500. The Portfolio's average annual total return from its inception on August 1, 1988 through June 30, 2000 was 16.6%*, compared with 18.1% for the S&P 500. We believe these longer-term results are favorable in light of our risk-averse investment style and the fact that the Portfolio invests in bonds and short-term securities, not just in stocks. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old

    Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

Our investment philosophy is based on the premise that companies create wealth by generating cash flow at high rates. That wealth is delivered to shareholders by managements who use this cash wisely, such as for share repurchase or astute acquisitions. Our criteria in buying the stocks of these companies include:

    - Good businesses with growing free cash flow

    - Management motivated to create wealth for shareholders

    - Securities that can be purchased inexpensively

The objective of our approach is to acquire stocks for substantially less than they are worth. While our investment style sometimes requires patience, we believe the intrinsic value of a company--which is based on cash flow, earnings, strength of balance sheet, competitive strengths and other factors--almost always ends up being reflected over time in its share price.

New positions established in the second quarter included Alcoa (manufacturing), Bristol-Myers Squibb (drugs & medical products), Eli Lilly (drugs & medical products) and Motorola (telecommunications). Each reflects our philosophy of owning businesses that are well managed, have strong competitive positions, enjoy favorable earnings prospects and use their cash flow to create shareholder value. We also purchased oil and gas companies Chevron, Tosco and USX-Marathon Group. Energy stocks are currently valued by the market to reflect a drop in the price of oil that we believe is overestimated, and we find attractive investment opportunities in well-managed companies in this sector.

Sales in the quarter just ended included Compaq (technology), IBM (technology), Diageo (food services) and Champion International (paper products).

The Portfolio's five largest equity positions at June 30, 2000 were McDonald's, a premier fast-food company with growing global markets, representing 5.2% of the Portfolio's net assets; Freddie Mac, which originates and securitizes home mortgages, 4.6% of net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 4.1% of net assets; duPont (E.I.) de Nemours, a diversified technology and industrial company, 3.9% of net assets; and Boeing, a global leader in aircraft and aerospace, 3.9% of net assets.

Major common stock industry positions were: financial services, representing 9.9% of the Portfolio's net assets at June 30, 2000; banking, 7.8% of net assets; drugs & medical products, 7.3% of net assets; food services, 5.2% of net assets; and telecommunications, 4.5% of net assets.

Looking ahead, the volatility that has characterized the stock market in recent months does not appear likely to abate in the near future. At times like these, investing in quality companies that enjoy strong, sustainable track records in growing the value of their businesses remains a proven strategy. Moreover, because we invest from the bottom up based on individual company fundamentals, instead of following market trends, our investment approach tends to withstand market turbulence. We remain confident that our research-driven approach will continue to add value against our benchmarks and the broader market.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK -- 67.7%
                        AEROSPACE/DEFENSE -- 3.9%
        620,100         Boeing Co. .................................................  $25,927,931
                                                                                      -----------

                        AIRLINES -- 0.3%
         80,000         AMR Corp.*..................................................    2,115,000
                                                                                      -----------

                        BANKING -- 7.8%
        209,000         FleetBoston Financial Corp..................................    7,106,000
         40,000         M&T Bank Corp. .............................................   18,000,000
        700,000         Wells Fargo & Co............................................   27,125,000
                                                                                      -----------
                                                                                       52,231,000
                                                                                      -----------

                        CHEMICALS -- 3.9%
        598,000         du Pont (E.I.) de Nemours & Co..............................   26,162,500
                                                                                      -----------

                        COMPUTERS -- 0.2%
         28,600         Dell Computer Corp.*........................................    1,410,337
                                                                                      -----------

                        COMPUTER SERVICES -- 1.6%
        237,100         Compuware Corp.*............................................    2,459,912
         70,000         Electronic Data System Corp.................................    2,887,500
        202,812         Sabre Holdings Corp.........................................    5,780,142
                                                                                      -----------
                                                                                       11,127,554
                                                                                      -----------

                        CONGLOMERATES -- 3.9%
        145,000         Minnesota Mining & Manufacturing Co.........................   11,962,500
        255,000         Textron, Inc. ..............................................   13,849,687
                                                                                      -----------
                                                                                       25,812,187
                                                                                      -----------

                        DRUGS & MEDICAL PRODUCTS -- 7.3%
        381,000         American Home Products Corp.................................   22,383,750
         82,000         Bristol-Myers Squibb Co.....................................    4,776,500
         18,000         Lilly (Eli) & Co. ..........................................    1,797,750
        385,000         Pharmacia Corp. ............................................   19,899,687
                                                                                      -----------
                                                                                       48,857,687
                                                                                      -----------

                        ELECTRONICS -- 1.0%
         90,000         Emerson Electric Co.........................................    5,433,750
         24,600         Solectron Corp.*............................................    1,030,125
                                                                                      -----------
                                                                                        6,463,875
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONTINUED)
                        ENERGY -- 1.4%
         73,200         Anadarko Petroleum Corp.....................................  $ 3,609,675
        175,000         Unocal Corp.................................................    5,796,875
                                                                                      -----------
                                                                                        9,406,550
                                                                                      -----------

                        FINANCIAL SERVICES -- 9.9%
        260,000         Citigroup, Inc..............................................   15,665,000
        755,000         Freddie Mac.................................................   30,577,500
        415,000         Household International, Inc................................   17,248,438
        111,500         John Hancock Financial Services*............................    2,641,156
                                                                                      -----------
                                                                                       66,132,094
                                                                                      -----------

                        FOOD SERVICES -- 5.2%
      1,050,600         McDonald's Corp.............................................   34,604,138
                                                                                      -----------

                        INSURANCE -- 1.3%
        157,960         XL Capital Ltd..............................................    8,549,585
                                                                                      -----------

                        LEISURE -- 0.2%
         52,100         Carnival Corp...............................................    1,015,950
                                                                                      -----------

                        MANUFACTURING -- 3.9%
        190,000         Alcoa Inc.*.................................................    5,510,000
        680,000         ITT Industries, Inc.*.......................................   20,655,000
                                                                                      -----------
                                                                                       26,165,000
                                                                                      -----------

                        MEDIA/BROADCASTING -- 0.2%
         30,000         News Corp. Ltd. ADR **......................................    1,425,000
                                                                                      -----------

                        OIL/GAS -- 3.3%
        219,000         Chevron Corp................................................   18,573,938
         76,500         Tosco Corp. ................................................    2,165,906
         40,000         USX-Marathon Group..........................................    1,002,500
                                                                                      -----------
                                                                                       21,742,344
                                                                                      -----------

                        REAL ESTATE -- 0.0%
          1,399         Security Capital Group, Inc., (Class A) *...................          483
                                                                                      -----------

                        RETAIL -- 3.3%
         21,500         CVS Corp....................................................      860,000
        950,000         Kroger Co.*.................................................   20,959,375
                                                                                      -----------
                                                                                       21,819,375
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         ------------
                        COMMON STOCK (CONCLUDED)
                        TECHNOLOGY -- 4.0%
        483,000         Computer Associates International, Inc......................  $ 24,723,562
         17,300         Intel Corp..................................................     2,312,794
                                                                                      ------------
                                                                                        27,036,356
                                                                                      ------------

                        TELECOMMUNICATIONS -- 4.5%
          9,000         AT&T Corp...................................................     2,846,250
        355,000         Bell Atlantic Corp.*+.......................................    18,038,438
         31,000         Motorola, Inc...............................................       900,938
        108,400         Sprint Corp. (FON Group)....................................     5,528,400
         60,000         WorldCom, Inc.*.............................................     2,752,500
                                                                                      ------------
                                                                                        30,066,526
                                                                                      ------------

                        WASTE DISPOSAL -- 0.6%
        215,900         Waste Management, Inc.......................................     4,102,100
                                                                                      ------------
                        Total Common Stock (cost-$438,240,553)......................   452,173,572
                                                                                      ------------

      PRINCIPAL
       AMOUNT
        (000)
      ---------
                        CORPORATE BONDS & NOTES -- 4.0%
                        BANKING -- 0.5%
        $3,000          Nacional Financiera SNC, 8.575%, 5/8/03.....................    3,009,231
                                                                                      -----------

                        CONGLOMERATES -- 0.4%
         3,000          LG&E Capital Corp., 5.75%, 11/1/01++........................    2,942,790
                                                                                      -----------

                        ELECTRONICS -- 0.7%
         3,000          Arrow Electronics, Inc., 7.57%, 11/24/00....................    2,999,694
         2,000          Sierra Pacific Resources, Inc., 6.892%, 4/20/03++...........    1,996,830
                                                                                      -----------
                                                                                        4,996,524
                                                                                      -----------
                        FINANCING -- 1.0%
         2,000          Finova Capital Corp., 7.03%, 6/18/03........................    1,682,520
         2,000          General Motors Acceptance Corp., 7.15%, 12/17/01............    2,021,700
         2,000          Heller Financial Inc., 7.03%, 6/25/01.......................    2,010,920
           695          Residential Funding Mortgages Corp., 7.00%, 10/25/27........      691,061
                                                                                      -----------
                                                                                        6,406,201
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

  PRINCIPAL
    AMOUNT
    (000)                                                                                VALUE
  ---------                                                                           -----------
                        CORPORATE BONDS & NOTES (CONCLUDED)
                        FINANCIAL SERVICES -- 1.2%
        $2,000          Chrysler Financial Corp., 6.82%, 2/10/13....................  $ 2,020,220
         1,000          HSBC Cap Funding Corp., 9.55%, 12/31/49.....................    1,040,000
         3,000          Salomon Smith Barney Holdings, Inc., 6.63%, 4/28/03.........    2,995,254
         2,000          Textron Financial Corp., 6.58%, 9/17/02.....................    1,999,566
                                                                                      -----------
                                                                                        8,055,040
                                                                                      -----------
                        TELECOMMUNICATIONS -- 0.2%
         1,500          WorldCom Inc., 7.05%, 11/20/01..............................    1,505,925
                                                                                      -----------
                        Total Corporates Bonds & Notes (cost-$27,139,731)...........   26,915,711
                                                                                      -----------

                        U.S. GOVERNMENT AGENCY SECURITIES -- 12.2%
         4,300          Federal National Mortgage Association, 6.00%, 8/16/30.......    4,020,715
         1,285          Freddie Mac, 5.10%-6.00%, 8/16/30...........................    1,236,085
                        Government National Mortgage Association, 6.13%-9.75%,
        79,282          7/24/30-8/15/23.............................................   76,040,952
                                                                                      -----------
                        Total U.S. Government Agency Securities
                        (cost-$81,144,471)..........................................   81,297,752
                                                                                      -----------

                        SHORT-TERM INVESTMENTS -- 19.1%
                        COMMERCIAL PAPER -- 10.9%
                        AUTOMOTIVE -- 3.6%
        12,000          Ford Motor Credit Corp., 6.51%, 8/3/00......................   11,928,390
        12,000          General Motors Acceptance Corp., 6.53%, 7/10/00.............   11,980,410
                                                                                      -----------
                                                                                       23,908,800
                                                                                      -----------

                        FINANCIAL SERVICES -- 5.0%
        12,000          American Express Credit Corp., 6.52%, 7/19/00...............   11,960,880
        10,000          General Electric Capital Corp., 6.54%, 7/25/00..............    9,956,400
        10,000          Prudential Funding Corp., 6.50%, 7/20/00....................    9,965,694
         1,700          Washington Mutual, Inc., 6.85%, 8/30/00.....................    1,680,592
                                                                                      -----------
                                                                                       33,563,566
                                                                                      -----------

                        INDUSTRIAL -- 0.1%
           300          Tyco International Group, 6.86%, 7/26/00....................      298,571
                                                                                      -----------

                        TECHNOLOGY -- 2.2%
        15,000          International Business Machines Corp., 6.52%, 7/24/00.......   14,937,517
                                                                                      -----------

                        TELECOMMUNICATIONS -- 0.0%
           100          AT&T Corp., 6.56%, 9/19/00..................................       98,542
                                                                                      -----------
                        Total Commercial Paper (amortized cost-$72,806,996).........   72,806,996
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONCLUDED)

      PRINCIPAL
       AMOUNT
        (000)                                                                                         VALUE
      ---------                                                                                    ------------
                        U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 8.1%
        $28,517         Federal Home Loan Bank, 6.36%-6.57%, 7/3/00-7/10/00.................       $ 28,484,541
                        Federal National Mortgage Association, 6.36%-6.40%,
         25,632         7/12/00-7/17/00.....................................................         25,575,311
                                                                                                   ------------
                        Total U.S. Government Agency Discount Notes (amortized
                        cost-$54,059,852)...................................................         54,059,852
                                                                                                   ------------

                        REPURCHASE AGREEMENT -- 0.1%
                        Repurchase Agreement with State Street Bank & Trust Co.,
                        dated 6/30/00, 5.85% due 7/3/00, proceeds: $297,145;
                        collateralized by Federal National Mortgage Association,
            297         valued at $303,856; (amortized cost-$297,000).......................            297,000
                                                                                                   ------------
                        Total Short-Term Investments (amortized cost-$127,163,848)..........        127,163,848
                                                                                                   ------------

                        Total Investments (cost-$673,688,603).....................   103.0%         687,550,883
                        Liabilities in excess of other assets.....................    (3.0)         (19,928,732)
                                                                                     -----         ------------
                        Net Assets................................................   100.0%        $667,622,151
                                                                                     =====         ============

-------------------------------

*  Non-income producing security.

** Preferred stock

+ Effective July 3, 2000, the name of this company changed to Verizon Communications.
++ Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration typically to qualified institutional investors. At June 30, 2000, these securities aggregated $4,939,620 or 0.74% of net assets.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2000
                                   (UNAUDITED)

ASSETS:
Investments, at value (cost-$673,688,603)...................  $687,550,883
Cash........................................................        48,462
Receivable for investments sold.............................    29,168,930
Dividends and interest receivable...........................     1,032,702
Receivable for shares of beneficial interest sold...........        75,221
Prepaid expenses............................................         6,770
                                                              ------------
  Total Assets..............................................   717,882,968
                                                              ------------
LIABILITIES:
Payable for investments purchased...........................    49,256,836
Payable for shares of beneficial interest redeemed..........       308,926
Investment advisory fee payable.............................       438,129
Trustees' retirement plan payable...........................       103,406
Accrued expenses............................................       153,520
                                                              ------------
  Total Liabilities.........................................    50,260,817
                                                              ------------
      Net Assets............................................  $667,622,151
                                                              ============
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    174,821
Paid-in-capital in excess of par............................   649,157,810
Accumulated undistributed net investment income.............     7,840,521
Accumulated net realized loss on investments................    (3,413,281)
Net unrealized appreciation of investments..................    13,862,280
                                                              ------------
      Net Assets............................................  $667,622,151
                                                              ============
Shares outstanding..........................................    17,482,123
                                                              ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $38.19
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $27,159)...  $  3,930,392
  Interest..................................................     7,004,365
                                                              ------------
    Total investment income.................................    10,934,757
                                                              ------------
EXPENSES:
  Investment advisory fees..................................     2,778,554
  Trustees' fees and expenses...............................        84,370
  Custodian fees............................................        51,890
  Transfer agent fees.......................................        29,040
  Legal fees................................................        28,326
  Reports to shareholders...................................        25,320
  Audit and tax service fees................................        21,212
  Insurance expense.........................................         2,512
  Miscellaneous.............................................         1,996
                                                              ------------
    Total expenses..........................................     3,023,220
    Less: expense offset....................................          (720)
                                                              ------------
      Net expenses..........................................     3,022,500
                                                              ------------
      Net investment income.................................     7,912,257
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments..........................    (2,656,551)
  Net change in unrealized appreciation/depreciation of
    investments.............................................   (28,915,723)
                                                              ------------
      Net realized and unrealized loss on investments.......   (31,572,274)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(23,660,017)
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2000      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1999
                                                              -------------   -----------------
OPERATIONS:
Net investment income.......................................  $  7,912,257      $ 10,021,902
Net realized gain (loss) on investments.....................    (2,656,551)       58,154,646
Net change in unrealized appreciation/depreciation of
  investments...............................................   (28,915,723)      (29,206,986)
                                                              ------------      ------------
    Net increase (decrease) in net assets resulting from
      operations............................................   (23,660,017)       38,969,562
                                                              ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................   (10,093,638)      (11,467,176)
Net realized gains..........................................   (56,361,979)      (25,731,928)
                                                              ------------      ------------
    Total dividends and distributions to shareholders.......   (66,455,617)      (37,199,104)
                                                              ------------      ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    42,328,331       142,108,078
Reinvestment of dividends and distributions.................    66,455,617        37,199,104
Cost of shares redeemed.....................................  (155,513,419)     (153,697,507)
                                                              ------------      ------------
    Net increase (decrease) in net assets from share
      transactions..........................................   (46,729,471)       25,609,675
                                                              ------------      ------------
      Total increase (decrease) in net assets...............  (136,845,105)       27,380,133
NET ASSETS:
Beginning of year...........................................   804,467,256       777,087,123
                                                              ------------      ------------
End of period (including undistributed net investment income
  of $7,840,521 and $10,021,902, respectively)..............  $667,622,151      $804,467,256
                                                              ============      ============
SHARES ISSUED AND REDEEMED:
Issued......................................................     1,059,374         3,293,544
Issued in reinvestment of dividends and distributions.......     1,877,277           916,460
Redeemed....................................................    (3,883,863)       (3,547,618)
                                                              ------------      ------------
    Net increase (decrease).................................      (947,212)          662,386
                                                              ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

    FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGH OUT EACH PERIOD:

                                                   SIX MONTHS
                                                      ENDED                     YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2000   ----------------------------------------------------
                                                   (UNAUDITED)      1999       1998       1997       1996       1995
                                                  -------------   --------   --------   --------   --------   --------
Net asset value, beginning of year..............      $43.65        $43.74     $42.38     $36.21     $30.14    $20.83
                                                    --------      --------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.........................        0.49          0.56       0.60       0.34       0.43      0.42
  Net realized and unrealized gain (loss)
    on investments..............................       (2.10)         1.47       2.40       7.45       6.31      9.02
                                                    --------      --------   --------   --------   --------   -------
      Total income (loss) from investment
        operations..............................       (1.61)         2.03       3.00       7.79       6.74      9.44
                                                    --------      --------   --------   --------   --------   -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income.........................       (0.58)        (0.65)     (0.33)     (0.40)     (0.41)    (0.13)
  Net realized gains............................       (3.27)        (1.47)     (1.31)     (1.22)     (0.26)       --
                                                    --------      --------   --------   --------   --------   -------
      Total dividends and distributions to
        shareholders............................       (3.85)        (2.12)     (1.64)     (1.62)     (0.67)    (0.13)
                                                    --------      --------   --------   --------   --------   -------
Net asset value, end of period..................      $38.19        $43.65     $43.74     $42.38     $36.21    $30.14
                                                    ========      ========   ========   ========   ========   =======
TOTAL RETURN (1)................................        (3.0)%         5.0%       7.1%      22.3%      22.8%     45.6%
                                                    ========      ========   ========   ========   ========   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...............    $667,622      $804,467   $777,087   $466,791   $180,728   $99,188
Ratio of expenses to average net assets (2).....        0.84%(4)      0.83%      0.82%      0.87%      0.84%(3)    0.66%(3)
Ratio of net investment income to average net
  assets........................................        2.22%(4)      1.27%      1.74%      1.42%      1.66%(3)    1.85%(3)
Portfolio Turnover..............................          84%           50%        37%        32%        27%       22%

------------------------------

(1) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

(4) Annualized

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statement and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES --CONTINUED

premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the six months ended June 30, 2000, the Portfolio accrued $36,016 in connection with the Plan.

(2) INVESTMENT ADVISORY AND SUB-ADVISORY FEES

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONTINUED)

(2) INVESTMENT ADVISORY AND SUB-ADVISORY FEES --CONTINUED

Pursuant to a sub-advisory agreement between the Adviser and Pacific Investment Management Co., (the "Sub-Adviser"), the Adviser, out of its investment advisory fee, pays the Sub-Adviser a monthly fee at the annual rate of 0.25% for providing investment advisory services for a portion of the Portfolio's investments. The Sub-Adviser commenced providing these services on March 9, 2000. For the period ended June 30, 2000, the Adviser paid the Sub-Adviser $58,960, of which $15,660 was payable at June 30, 2000.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2000 was $673,688,603. Accordingly, net unrealized appreciation of investments of $13,862,280 was composed of gross appreciation of $47,829,332 for those investments having an excess of value over cost and gross depreciation of $33,967,052 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $489,616,530 and $535,377,722, respectively.

(4) ACQUISITION OF INVESTMENT ADVISER AND SUB-ADVISER

On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory and sub-advisory agreements with OpCap Advisors and Pacific Investment Management Co., respectively. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved new agreements with OpCap Advisors and Pacific Investment Management Co. to become effective upon the closing of the Implementation Agreement.

(5) SPECIAL MEETING OF SHAREHOLDERS

The Portfolio held a special meeting of shareholders on March 3, 2000. Shareholders voted to: 1) approve a new investment advisory agreement between OpCap Advisors and the Portfolio; 2) approve an investment sub-advisory agreement by and among OpCap Advisors and Pacific Investment Management Co.;
3) elect V. Lee Barnes, Paul Y. Clinton, Thomas W. Courtney, Lacy B. Herrmann, Joseph M. La Motta and Theodore Mason as Trustees of the Portfolio; and, 4) ratifiy the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                             (UNAUDITED) (CONCLUDED)

The resulting vote count for each proposal is indicated below.

                                                                                       WITHHHOLD
                                                              AFFIRMATIVE   AGAINST    AUTHORITY
                                                              -----------   --------   ---------
1. Approval of new investment advisory agreement between
   OpCap Advisors and the Portfolio:........................  16,344,349    341,809      956,291
2. Approval of investment sub-advisory agreement by and
   among OpCap Advisors and Pacific Investment Management
   Co.:.....................................................  16,160,276    399,526    1,082,647

3. Election of Trustees:

  V. Lee Barnes.............................................  17,073,497         --      568,952

  Paul Y. Clinton...........................................  17,057,894         --      584,555

  Thomas W. Courtney........................................  17,075,158         --      567,291

  Lacy B. Herrmann..........................................  17,065,252         --      577,197

  Joseph M. La Motta........................................  17,061,167         --      581,282

  Theodore T. Mason.........................................  17,069,268         --      573,181

4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Portfolio's independent accountants for the fiscal year ending December 31, 2000.

                                                              16,769,615   148,572      724,262

                      (This page left intentionally blank)

                             OCC ACCUMULATION TRUST
                           1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Susan A. Murphy                                       President
Joseph M. LaMotta                                     Trustee & Chairman
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Jeffrey J. Hughes                                     Vice President
Eric V. Retzlaff                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
John C. Giusio, Jr.                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis Goldstein                                       Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Hanges                                          Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Brian S. Shlissel                                     Treasurer
Elliot M. Weiss                                       Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER--MANAGED PORTFOLIO
Pacific Investment Management Co.
840 Newport Center Drive
Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.

                      (This page left intentionally blank)

Semiannual Report
--------------------------------------------------------------------------------
June 30, 2000



--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO







                               [Graphic Omitted]
Invest With Confidence(R) (registered trademark)
T. ROWE PRICE



This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc.,
Distributor

                      (This page left intentionally blank)

DEAR INVESTOR

The stock market soared, dove, then rose again during the first six months of the year, creating significant volatility among various sectors and individual stocks. By the time the dust settled at the end of June, most major market indices posted slight losses for the six-month period. In a generally poor environment for equities, the low-P/E and higher-yielding stocks that compose the universe of value stocks your fund inhabits posted small losses for the first half of 2000.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/00                           6 Months            12 Months
--------------------------------------------------------------------------------
     Equity Income Portfolio                      -2.74%              -10.22%

     S&P 500                                      -0.43                 7.24

     Lipper Variable Annuity
     Underlying Equity Income
     Funds Average                                -1.65                -2.98

     As shown in the Performance Comparison table, your portfolio declined by 2.74% during the six months ended June 30, 2000, reflecting a drop of nearly 3% in the first quarter and a slim gain in the second. Despite the weak results, we were pleased to see the portfolio hold up reasonably well during the sharp sell-off in technology and so-called New Economy stocks in the spring. Since 1998, we have been struggling in an environment that has favored growth stocks, many with little or no earnings, over value stocks. However, momentum may have begun to shift back toward quality companies with a history of earnings growth and relatively high dividend yields, and we regard this development - if it continues - as a welcome return to reality in the equities market.

     The year began with a continuation of the pattern that characterized the stock market through most of last year. In the first quarter, the technology-heavy Nasdaq Composite led the way as the more aggressive market sectors provided the strongest performance. In April and May, those stocks experienced a sudden and sharp decline, and traditional value stocks provided better relative performance. In June the market underwent another reversal in sentiment, with growth stocks rebounding from their spring decline. By the end of the second quarter the S&P 500, the Dow Jones Industrial Average, and the Nasdaq Composite had all posted losses. Within these indices, growth stocks generally fared better than value stocks, and smaller and mid-cap shares outperformed the largest-cap stocks.

DIVIDEND DISTRIBUTIONS

     On June 27, 2000, your Board of Directors declared a second-quarter income dividend of $0.09 per share, bringing the year-to-date total to $0.18. This distribution was paid on June 29 to shareholders of record on June 27. Earlier this year we declared a capital gain distribution of $0.31 per share, of which $0.11 represented short-term and $0.20 represented long-term capital gains. This distribution was paid in the first quarter, and no capital gain distribution was declared in the second quarter.

PORTFOLIO STRATEGY

     During the first half, the portfolio benefited from several successful investments and suffered from some that did not work out as well. Our holdings in the health care, utility, and energy sectors were generally good performers, while telecommunications and basic materials stocks declined overall. Among our profitable positions were AMERICAN HOME PRODUCTS, BAKER HUGHES, PHARMACIA, DISNEY, and STARWOOD HOTELS & RESORTS WORLDWIDE. Disappointing stocks included INTERNATIONAL PAPER, DUPONT, HERCULES, and ALLTEL.

Security Diversification
--------------------------------------------------------------------------------

6/30/00

Reserves                                                                5%

Technology                                                              5%

Capital Equipment, Process Industries, and Basic Materials             10%

Consumer Services and Cyclicals                                        13%

Financial                                                              17%

Consumer Nondurables                                                   20%

Energy and Utilities                                                   26%

Business Services and Transportation                                    4%

     The strategy we followed during the period was to invest in good companies after the sell-off. Equity investors not only have high expectations for future returns, but also little tolerance for any disappointing news affecting their investments. What else could explain the recent collapse of stocks like PROCTER & GAMBLE? It dropped about 50% after announcing slower earnings growth - not losses, but slower growth in profitability. Many small technology and Internet companies fared even worse. Imagine what would happen in a more difficult economic environment.

     In this climate we capitalized on the significant price declines in several stocks to make new investments. Our experience suggests that investing in strong companies after they lose half their value is often a rewarding move. This was our reason for new purchases in ROCKWELL INTERNATIONAL, GILLETTE, MICROSOFT, and Procter & Gamble. Rockwell is the classic value stock. Having fallen substantially in price, the stock sold for 10 times earnings and sported a dividend yield of 3% - an attractive valuation for a leading manufacturing company. The other companies listed in the Major Portfolio Changes table following this letter share the common characteristics of recent price weakness, strong market position, and attractive valuations. Microsoft is a slightly unusual holding for us given our general reluctance to invest in technology stocks for valuation reasons. Nonetheless, after its highly publicized antitrust problems and stock price nosedive, we thought it was an opportune time to initiate a small position.

     Most of the portfolio sales listed in the table were of successful investments whose valuations reached unattractive levels as their share prices rose, which diminished their appeal for us. Two holdings, US WEST and CONSOLIDATED PAPERS, were takeover targets.

     As shown in the Financial Profile table, the fund's holdings sell at a substantial discount to the overall market. Our historical approach has been to invest in companies selling at relatively low price/earnings ratios with attractive dividend yields and other compelling valuation characteristics. Compared with the broad market, at the end of June we had a portfolio of undervalued companies with good prospects over the next few years.

     Financial Profile

                                            Equity Income
                                                Portfolio              S&P 500
--------------------------------------------------------------------------------
     Current Yield                                   2.9%                 1.1%

     Price/Book Ratio                                3.2                  8.9

     Price/Earnings Ratio
     (2000 estimated EPS)                           14.5                 30.0

     Historical Beta
     (based on monthly
     returns for 5 years)                           0.68                 1.00


OUTLOOK

     After the shakeout of the past six months, the market ended up treading water as investors digested a series of tightening moves by the Fed aimed at slowing the pace of economic growth. In earlier reports we discussed the delinkage between stock prices and the earnings and dividend growth that normally support them, since share prices have risen at a faster pace in recent years. This gap began to close modestly during the first half of the year, with earnings and dividend growth moving ahead while stocks declined in value. Despite the improved performance of value stocks discussed earlier, they remain very inexpensive relative to their growth stock siblings. If history is any guide, true value tends to reassert itself over time. The fund holds investments in many companies with inexpensive valuations, thanks to the contrary investor sentiment of recent years. We believe our portfolio comprises stocks that offer a good combination of solid return potential and relatively low downside risk.

     As always, we appreciate your confidence in T. Rowe Price and your continued support.

     Respectfully submitted,



     Brian C. Rogers
     President and Chairman of the
     Investment Advisory Committee

     July 21, 2000

PORTFOLIO HIGHLIGHTS

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                            Percent of
                                                            Net Assets
                                                               6/30/00
--------------------------------------------------------------------------------

  BP Amoco                                                        2.9%

  Exxon Mobil                                                     2.6

  Mellon Financial                                                2.4

  SBC Communications                                              2.1

  American Home Products                                          1.9

  General Mills                                                   1.8

  Pharmacia                                                       1.6

  Chevron                                                         1.6

  FleetBoston Financial                                           1.5

  Royal Dutch Petroleum                                           1.4

  Texaco                                                          1.4

  ALLTEL                                                          1.4

  Kimberly-Clark                                                  1.4

  Hershey Foods                                                   1.3

  Lockheed Martin                                                 1.3

  Heinz                                                           1.3

  Starwood Hotels & Resorts Worldwide                             1.3

  GTE                                                             1.3

  Bell Atlantic                                                   1.3

  Citigroup                                                       1.3

  3M                                                              1.2

  Fannie Mae                                                      1.2

  Disney                                                          1.2

  Eastman Kodak                                                   1.2

  American General                                                1.1

--------------------------------------------------------------------------------
  Total                                                          39.0%
--------------------------------------------------------------------------------


MAJOR PORTFOLIO CHANGES
--------------------------------------------------------------------------------

Six Months Ended 6/30/00
Listed in descending order of size

LARGEST PURCHASES (10)
--------------------------------------------------------------------------------

Rockwell International*
Microsoft*
Procter & Gamble*
Eaton*
Unisys*
Motorola*
AT&T
Gillette*
International Paper
UNUMProvident

LARGEST SALES (10)
--------------------------------------------------------------------------------

BCE**
US West
Hewlett-Packard**
BP Amoco
Exxon Mobil
Baker Hughes
Consolidated Papers
American Home Products
TRW**
Anheuser-Busch
--------------------------------------------------------------------------------

  *Position added.
**Position eliminated.

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Equity Income Portfolio
--------------------------------------------------------------------------------

As of 6/30/00

             Equity Income Portfolio     S&P 500 Index      Lipper Variable

3/30/94      10000                       10000              10000
6/30/94      10170                       10042              10070
6/30/95      12409                       12660              12136
6/30/96      15536                       15952              14825
6/30/97      19815                       21487              19355
6/30/98      23653                       27968              23756
6/30/99      27261                       34333              27067
6/30/00      24474                       36820              26241



AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

EQUITY INCOME PORTFOLIO
Periods Ended 6/30/00

                                               Since       Inception
      1 Year     3 Years      5 Years      Inception            Date
--------------------------------------------------------------------------------

     -10.22%       7.29%       14.55%         15.40%         3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

FINANCIAL HIGHLIGHTS
T. Rowe Price Equity Income Portfolio
Unaudited

                              For a share outstanding throughout each period
--------------------------------------------------------------------------------
                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE
Beginning of period  $  18.73  $  19.25  $  18.59  $  15.26  $  13.21  $  10.42

Investment
activities

 Net investment
 income (loss)           0.19      0.38      0.39      0.40      0.42      0.44

 Net realized and
 unrealized gain
 (loss)                 (0.71)     0.33      1.27      3.94      2.13      3.05

 Total from
 investment
 activities             (0.52)     0.71      1.66      4.34      2.55      3.49

Distributions

 Net investment
 income                 (0.18)    (0.38)    (0.39)    (0.40)    (0.42)    (0.44)

 Net realized gain      (0.31)    (0.85)    (0.61)    (0.61)    (0.08)    (0.26)

 Total distributions    (0.49)    (1.23)    (1.00)    (1.01)    (0.50)    (0.70)

NET ASSET VALUE
END OF PERIOD          $17.72    $18.73    $19.25    $18.59    $15.26    $13.21

RATIOS/SUPPLEMENTAL
DATA

TOTAL RETURN(diamond)   (2.74)%    3.72%     9.07%    28.85%    19.56%    34.76%

Ratio of total
expenses to
average net assets        0.85%!   0.85%     0.85%     0.85%     0.85%     0.85%

Ratio of net investment
income (loss) to average
net assets                2.10%!   1.90%     2.15%     2.56%     2.94%     3.61%

Portfolio turnover rate   41.1%!   32.6%     18.2%     20.5%     17.4%     10.1%

Net assets,
end of period
(in thousands)         $550,046 $595,433  $526,952 $ 344,724  $103,751   $14,658



(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!         Annualized

The accompanying notes are an integral part of these financial statements.

STATEMENT OF NET ASSETS
T. Rowe Price Equity Income Portfolio
June 30, 2000 (Unaudited)

                                                     SHARES/PAR        VALUE
--------------------------------------------------------------------------------
                                                                In thousands

COMMON STOCKS  94.5%

FINANCIAL  16.7%

BANK AND TRUST  9.2%

Bank of America                                          74,200   $    3,191

Bank One                                                203,227        5,398

Firstar                                                 117,400        2,473

FleetBoston Financial                                   239,617        8,147

J. P. Morgan                                             56,700        6,244

KeyCorp                                                  58,300        1,027

Mellon Financial                                        359,000       13,081

Mercantile Bankshares                                   119,450        3,565

National City                                           132,700        2,264

Wells Fargo                                             128,560        4,982

                                                                      50,372


INSURANCE  5.0%

American General                                        102,800        6,271

Chubb                                                    80,700        4,963

Lincoln National                                         86,300        3,118

SAFECO                                                  151,000        3,006

St. Paul                                                163,576        5,582

UNUMProvident                                           242,200        4,859

                                                                      27,799

FINANCIAL SERVICES  2.5%

Citigroup                                               114,448        6,895

Fannie Mae                                              128,300        6,696

                                                                      13,591

TOTAL FINANCIAL                                                       91,762


UTILITIES  12.7%

TELEPHONE  7.5%

ALLTEL                                                  124,800        7,730

AT&T                                                    105,500        3,336

Bell Atlantic                                           136,100        6,916

BellSouth                                                79,500        3,389

GTE                                                     147,700        6,916

SBC Communications                                      264,168       11,425

Vodafone Airtouch ADR                                    40,600        1,682

                                                                      41,394

ELECTRIC UTILITIES  5.2%

Duke Energy                                              99,400        5,604

Entergy                                                  97,000        2,637

FirstEnergy                                             160,320        3,747

Niagara Mohawk *                                        137,600   $    1,918

Reliant Energy                                          115,700        3,420

Scottish Power ADR                                       71,088        2,377

Southern                                                188,100        4,385

Unicom                                                  119,600        4,627

                                                                      28,715

TOTAL UTILITIES                                                       70,109


CONSUMER NONDURABLES  19.7%

COSMETICS  1.5%

Gillette                                                 69,400        2,425

International Flavors &
  Fragrances                                            184,200        5,560

                                                                       7,985

BEVERAGES  1.3%

Anheuser-Busch                                           38,700        2,890

Brown-Forman (Class B)                                   80,700        4,338

                                                                       7,228

FOOD PROCESSING  7.0%

Campbell                                                130,500        3,801

General Mills                                           264,400       10,113

Heinz                                                   164,300        7,188

Hershey Foods                                           151,400        7,343

Kellogg                                                  77,900        2,318

McCormick                                               159,300        5,177

Unilever (EUR)                                           54,900        2,518

                                                                      38,458

HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT  1.5%

Abbott Laboratories                                     130,200        5,802

Becton, Dickinson                                        89,700        2,573

                                                                       8,375


PHARMACEUTICALS  4.1%

American Home Products                                  174,900       10,276

Merck                                                    48,000        3,678

Pharmacia                                               167,763        8,671

                                                                      22,625


MISCELLANEOUS CONSUMER PRODUCTS  4.3%

Armstrong World                                          91,700        1,404

Fortune Brands                                          139,300        3,213

Hasbro                                                  160,300        2,414

Philip Morris                                           173,700        4,614

PPG Industries                                           51,200        2,269

Procter & Gamble                                         55,700        3,189

T. Rowe Price Equity Income Portfolio
June 30, 2000 (Unaudited)

                                                     SHARES/PAR        VALUE
--------------------------------------------------------------------------------
                                                                In thousands

Stanley Works                                           147,400   $    3,501

UST                                                     225,700        3,315

                                                                      23,919

TOTAL CONSUMER NONDURABLES                                           108,590


CONSUMER SERVICES  7.2%

GENERAL MERCHANDISERS  0.8%

J.C. Penney                                              98,700        1,820

May Department Stores                                   118,800        2,851

                                                                       4,671

Specialty Merchandisers  1.3%

Toys "R" Us *                                           412,900        6,013

Tupperware                                               60,000        1,320

                                                                       7,333

ENTERTAINMENT AND LEISURE  2.3%

Disney                                                  167,900        6,516

Hilton                                                  317,300        2,975

Reader's Digest (Class A)                                82,200        3,267

                                                                      12,758

MEDIA AND COMMUNICATIONS  2.8%

Dow Jones                                                43,000        3,150

Dun & Bradstreet                                        128,200        3,670

Knight-Ridder                                            97,200        5,170

R.R. Donnelley                                          140,700        3,174

                                                                      15,164

TOTAL CONSUMER SERVICES                                               39,926


CONSUMER CYCLICALS  5.2%

AUTOMOBILES AND RELATED  1.3%

Dana                                                     50,000        1,059

Eaton                                                    44,400        2,975

Genuine Parts                                           171,050        3,421

                                                                       7,455

BUILDING AND REAL ESTATE  2.7%

Rouse                                                   138,000        3,416

Simon Property Group, REIT                              189,536        4,205

Starwood Hotels &
   Resorts Worldwide, REIT                              220,505        7,180

                                                                      14,801

MISCELLANEOUS CONSUMER DURABLES  1.2%

Eastman Kodak                                           107,700        6,408

                                                                       6,408

TOTAL CONSUMER CYCLICALS                                              28,664


TECHNOLOGY  4.8%

ELECTRONIC COMPONENTS  0.4%

Motorola                                                 82,400   $    2,395

                                                                       2,395

OFFICE AUTOMATION  0.8%

Xerox                                                   200,900        4,168

                                                                       4,168

AEROSPACE &  DEFENSE  2.4%

Boeing                                                   55,800        2,333

Lockheed Martin                                         291,400        7,230

Rockwell International                                  122,400        3,856

                                                                      13,419

INFORMATION PROCESSING  0.9%

COMPAQ Computer                                         107,800        2,756

Unisys *                                                132,900        1,935

                                                                       4,691

TELECOMMUNICATIONS & EQUIPMENT  0.3%

US West                                                  16,650        1,428

                                                                       1,428

Total Technology                                                      26,101


CAPITAL EQUIPMENT  0.9%

ELECTRICAL EQUIPMENT  0.7%

Hubbell (Class B)                                       155,800        3,973

                                                                       3,973

MACHINERY  0.2%

Cooper Industries                                        26,867          875

                                                                         875

TOTAL CAPITAL EQUIPMENT                                                4,848


BUSINESS SERVICES AND TRANSPORTATION  4.4%

MISCELLANEOUS BUSINESS SERVICES  1.5%

H&R Block                                                93,200        3,017

Waste Management                                        276,672        5,257

                                                                       8,274

RAILROADS  1.8%

Norfolk Southern                                        275,600        4,100

Union Pacific                                           154,700        5,753

                                                                       9,853

COMPUTER SERVICE & SOFTWARE  1.1%

BMC Software *                                           47,000        1,714

Microsoft *                                              54,900        4,390

                                                                       6,104

TOTAL BUSINESS SERVICES AND TRANSPORTATION                            24,231

T. Rowe Price Equity Income Portfolio
June 30, 2000 (Unaudited)

                                                     SHARES/PAR        VALUE
--------------------------------------------------------------------------------
                                                                In thousands

ENERGY  13.5%

ENERGY SERVICES  0.8%

Baker Hughes                                            140,800   $    4,506

                                                                       4,506

INTEGRATED PETROLEUM - DOMESTIC  1.6%

Amerada Hess                                             83,900        5,181

USX-Marathon                                            139,400        3,493

                                                                       8,674

INTEGRATED PETROLEUM - INTERNATIONAL  10.0%

BP Amoco ADR                                            283,096       16,013

Chevron                                                 101,450        8,604

Exxon Mobil                                             183,061       14,370

Royal Dutch Petroleum                                   129,500        7,973

Texaco                                                  147,100        7,833

                                                                      54,793

EXPLORATION & PRODUCTION  1.1%

Unocal                                                  186,900        6,191

                                                                       6,191

Total Energy                                                          74,164


PROCESS INDUSTRIES  8.6%

DIVERSIFIED CHEMICALS  2.0%

Dow Chemical                                             80,700        2,436

DuPont                                                  129,000        5,644

Hercules                                                205,500        2,890

                                                                      10,970

SPECIALTY CHEMICALS  3.1%

3M                                                       82,300        6,790

Great Lakes Chemical                                    132,800        4,183

Imperial Chemical ADR                                    46,400        1,430

Pall                                                    238,400        4,410

                                                                      16,813

PAPER AND PAPER PRODUCTS  3.5%

Consolidated Papers                                       6,200          227

Fort James                                              248,500        5,747

International Paper                                     203,453        6,065

Kimberly-Clark                                          130,900        7,510

                                                                      19,549

TOTAL PROCESS INDUSTRIES                                              47,332


BASIC MATERIALS  0.8%

METALS  0.8%

Newmont Mining                                           99,949   $    2,162

Phelps Dodge                                             55,400        2,060

TOTAL BASIC MATERIALS                                                  4,222

TOTAL COMMON STOCKS (COST  $531,072)                                 519,949


U.S. GOVERNMENT OBLIGATIONS  0.4%

U.S. Treasury Bonds

  6.00%, 2/15/26                                     $  500,000          489

  6.25%, 8/15/23                                         20,000           20

U.S. Treasury Notes

  5.625%, 2/15/06                                       250,000          243

  5.75%, 8/15/03                                        400,000          393

  5.875%, 2/15/04                                        20,000           20

  6.50%, 5/31/01                                        700,000          700

  7.00%, 7/15/06                                        400,000          415

TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST  $2,222)                                                         2,280


SHORT-TERM INVESTMENTS  4.3%

MONEY MARKET FUNDS  4.3%

Reserve Investment
  Fund, 6.68% #                                      23,409,691       23,410

TOTAL SHORT-TERM INVESTMENTS
(COST  $23,410)                                                       23,410

TOTAL INVESTMENTS IN SECURITIES
99.2% of Net Assets (Cost $556,704)                                 $545,639

Other Assets Less Liabilities                                          4,407

NET ASSETS                                                          $550,046
                                                                   ----------


T. Rowe Price Equity Income Portfolio
June 30, 2000 (Unaudited)

                                                                VALUE
--------------------------------------------------------------------------------
                                                         In thousands

NET ASSETS CONSIST OF:
Accumulated net investment
income - net of distributions                                    $306

Accumulated net realized gain/loss -
net of distributions                                           18,125

Net unrealized gain (loss)                                    (11,063)

Paid-in-capital applicable to 31,049,656
shares of $0.0001 par value
capital stock outstanding;
1,000,000,000 shares                                          542,678
of the Corporation authorized

NET ASSETS                                                   $550,046
                                                            ----------

NET ASSET VALUE PER SHARE                                      $17.72
                                                            ----------


   #   Seven-day yield
   *   Non-income producing
 ADR   American Depository Receipt
REIT   Real Estate Investment Trust
 EUR   Euro


The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
T. Rowe Price Equity Income Portfolio
In thousands
(Unaudited)

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

INVESTMENT INCOME (LOSS)
Income

  Dividend                                                        $    7,413

  Interest                                                               747

  Total income                                                         8,160

Expenses
  Investment management and administrative                             2,348

Net investment income (loss)                                           5,812

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)

  Securities                                                          18,005

  Foreign currency transactions                                           (2)

  Net realized gain (loss)                                            18,003

Change in net unrealized gain or loss

  Securities                                                         (41,364)

  Other assets and liabilities
  denominated in foreign currencies                                        2

Change in net unrealized gain or loss                                (41,362)

Net realized and unrealized gain (loss)                              (23,359)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $(17,547)
                                                                    ----------


The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
T. Rowe Price Equity Income Portfolio
In thousands
(Unaudited)

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

INCREASE (DECREASE) IN NET ASSETS

Operations

   Net investment income (loss)                    $      5,812     $   11,004

   Net realized gain (loss)                              18,003         33,148

   Change in net unrealized gain or loss                (41,362)       (26,050)

   Increase (decrease) in net assets from operations    (17,547)        18,102

Distributions to shareholders

   Net investment income                                 (5,515)       (11,093)

   Net realized gain                                     (9,407)       (25,635)

   Decrease in net assets from distributions            (14,922)       (36,728)

Capital share transactions *

   Shares sold                                           50,457        126,172

   Distributions reinvested                              14,922         36,728

   Shares redeemed                                      (78,297)       (75,793)

   Increase (decrease) in net assets from capital
   share transactions                                   (12,918)        87,107

NET ASSETS
Increase (decrease) during period                       (45,387)        68,481

Beginning of period                                     595,433        526,952

END OF PERIOD                                          $550,046        $595,433
                                                       ------------------------
*Share information

   Shares sold                                            2,811           6,291

   Distributions reinvested                                 849           1,944

   Shares redeemed                                       (4,408)         (3,817)

   Increase (decrease) in shares outstanding               (748)          4,418


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
T. Rowe Price Equity Income Portfolio
June 30, 2000 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established U.S. companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $109,292,000 and $131,551,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $556,704,000. Net unrealized loss aggregated $11,065,000 at period-end, of which $51,841,000 related to appreciated investments and $62,906,000 to depreciated investments.

T. Rowe Price Equity Income Portfolio

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $431,000 was payable at June 30, 2000. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $668,000 and are reflected as interest income in the accompanying Statement of Operations.

                      (This page left intentionally blank)

--------------------------------------------------------------------------------

June 30, 2000


--------------------------------------------------------------------------------
INTERNATIONAL STOCK PORTFOLIO


                               [Graphic Omitted]
Invest With Confidence(R)(registered trademark)
T. ROWE PRICE

This report is authorized for distribu-
tion only to those who have received a
copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc.,
Distributor

                      (This page left intentionally blank)

DEAR INVESTOR

International stock markets declined in the first half of 2000 after surging last year. As in the U.S., high valuations, increasing costs, and uncertain profit prospects - combined with rising interest rates - caused a severe correction in New Economy stocks. Heavy stock issuance by technology, media, and telecom companies also weighed on stocks. Major currencies, including the euro, Japanese yen, and British pound, also declined against the dollar, reducing the value of overseas assets held by U.S. investors. Returns over the past 12 months, however, were robust.


PERFORMANCE REVIEW

     PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     Periods Ended 6/30/00                       6 Months             12 Months
--------------------------------------------------------------------------------

     International Stock
     Portfolio                                    -4.73%                22.38%

     MSCI EAFE Index                              -3.95                 17.44

     Lipper Variable Annuity
     Underlying International
     Funds Average                                 -3.59                27.75


     Your fund's six-month decline was slightly steeper than that of the MSCI EAFE Index and the Lipper category, as shown in the table. For the 12 months ended June 30, 2000, however, performance was a strong 22.38%, ahead of the EAFE (Europe, Australasia, and Far East) index but behind Lipper. Our shortfall against the index in the first half is primarily attributable to the fund's Japanese stocks - concentrated in New Economy sectors - which underperformed those represented in EAFE but still hold large gains over the past year. Portfolio holdings in other countries, particularly the U.K., Germany, and Hong Kong, outperformed the relevant index components. The fund also benefited from its relatively small positions in the U.K. and Germany compared with EAFE, as well as its relatively large allocation to stronger performers, such as Canada.

     The declines of the euro (-4%), the yen (-3%), and the British pound (-6%) hurt performance in U.S. dollar terms. After dipping to record lows in the second quarter, the euro recovered somewhat as growth in Europe appears to be accelerating even as the U.S. economy apparently began to slow. The earlier strength of the yen and the pound had been cause for concern, and both currencies' declines were considered necessary corrections.

     The primary factors driving international market performance in the first half were uncertainty about the growth prospects and profitability of New Economy-related companies, abundant supply of newly issued shares in the telecom and Internet sectors, and worries about U.S. interest rates. Early in the year, powerful momentum in New Economy stocks carried over from 1999, but confidence began to falter in March. Rising interest rates reduced the current value of expected future earnings of technology and Internet-related companies - especially important for companies that have no current earnings. Telecom and media stock valuations, driven up most by earlier optimistic forecasts, fell hardest. In Europe, the technology sector remained much more buoyant than in other regions. This, combined with the gains of European energy, pharmaceutical, and food manufacturing stocks, helped Europe perform relatively better than other regions. In Japan, heavy selling of stocks by foreigners, margin investors, and Japanese companies reducing their ownership in each other, hurt performance. The Pacific ex-Japan performed poorly due to its greater sensitivity to U.S. interest rates and market volatility, combined with certain local factors. Market gyrations and rate hikes north of the border were also a significant burden for Latin America, as was the pending Mexican presidential election on July 2 (after the close of the reporting period). As it turned out, the undisputed victory of pro-market opposition candidate Vicente Fox was a major positive for the Mexican market.

INVESTMENT REVIEW

     At the end of June, the portfolio's allocation to Europe represented 60% of assets, up from 58% in December. Within Europe, the U.K. was our largest country exposure, at about 18% of net assets (still underweight compared with EAFE). New purchases and additions to existing holdings included buying New Economy stocks after they had fallen sharply, as well as adding to depressed Old Economy positions before they began to recover in April. Europe's economic growth broadened and deepened in the first half. Unabated oil price strength pushed euro-zone inflation up and it hovered around the 2.0% target of the European Central Bank (ECB). As a result of these factors, and the weakness of the euro, the ECB raised interest rates 125 basis points over the period, to 4.25% (100 basis points equal one percentage point). In contrast to the euro zone, the U.K. economy weakened, inflation remained below the Bank of England's 2.5% target, and interest rates, though increased 50 basis points in the first quarter to 6.00%, were not changed in the second quarter. The strength of the pound relative to the depressed euro was a problem for U.K. exporters.

GEOGRAPHIC DIVERSIFICATION

   Europe       Japan      Far East      Latin America     Other and Reserves

   60           19         6             4                 11

Based on net assets as of 6/30/00.


EUROPE

     Country performance depended on the returns of large index stocks, particularly the telecom stocks that dominate many indices, rather than on economic or local conditions. The U.K. and GERMANY were the weakest major markets, down 12% and 7% in dollar terms, due largely to the sharp declines of British Telecom and DEUTSCHE TELEKOM. The poor performance of other major index stocks (financials in the U.K., autos in Germany) also hampered the indices. In contrast, FRANCE rose 6% as France Telecom, perceived to have better assets than its neighboring state telecom companies, made modest gains, and as oil major TOTALFINAELF and technology stocks ALCATEL and STMICROELECTRONICS powered higher. The strength of telecom equipment company LM ERICSSON, 50% of SWEDEN's index, was a major reason for that market's 10% advance, which qualified Sweden as Europe's strongest major market.

     At the beginning of the year, excitement about telecom and media stocks surged as U.K. global wireless giant VODAFONE-AIRTOUCH won its hostile bid for German wireless operator Mannesmann and AOL's acquisition of Time Warner in the U.S. turned attention to other media companies with desirable film, TV, and musical "content." Later, greater-than-anticipated costs and delays affecting new third-generation (3G) wireless services hurt the telecom sector. Increased telecom stock issuance also weighed on returns, as did reduced forecasts for the Internet-related businesses of media companies.

     Telecom deals came hard and heavy throughout the period as companies sought to improve their market positions or focus their resources. Because it is now focusing on global data and Internet protocol services, U.K.-based CABLE & WIRELESS (C&W) sold its subsidiary, Hong Kong's largest telecom operator, CABLE & WIRELESS HONG KONG TELECOM. TELEFONICA of SPAIN bought out its four subsidiaries in Latin America. France Telecom bought the U.K.'s second-largest wireless network, Orange, which regulators obliged Vodafone to divest. Deutsche Telekom successfully spun off its Internet service provider, T-Online, and France Telecom announced plans to float its own Wanadoo service provider in July.

     As telecom companies looked ahead to planned launches of Internet-compatible mobile services, they struck deals to build popular portals and acquire content. Vodafone linked with French telecom and Internet provider VIVENDI and its media subsidiary, CANAL PLUS, so that it can offer programs and e-commerce to its wireless subscribers. To enrich its media catalogue, Vivendi later agreed to buy Canadian entertainment and beverage conglomerate Seagram, and took control of Canal Plus. Spanish Internet service provider Terra Networks (controlled by Telefonica) announced plans to acquire leading U.S. portal Lycos. Across Europe, telecom companies joined with banks to provide e-banking.


MARKET PERFORMANCE
--------------------------------------------------------------------------------

Six Months                 Local            Local Currency             U.S.
Ended 6/30/00           Currency          vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------

France                    11.01%                    -4.37%            6.16%

Germany                   -3.04                     -4.37            -7.28

Hong Kong                -12.81                     -0.28           -13.05

Italy                      8.95                     -4.37             4.19

Japan                     -2.12                     -3.26            -5.32

Mexico                    -3.03                     -3.01            -5.96

Netherlands                5.89                     -4.37             1.26

Singapore                -19.74                     -3.64           -22.67

Sweden                    12.68                     -2.60             9.75

Switzerland                1.34                     -1.56            -0.24

United Kingdom            -6.02                     -6.07           -11.72

Source: RIMES Online, using MSCI indices

     In the technology sector, news focused on booming demand, particularly for semiconductors, mobile telecom-related components, and telecom infrastructure. The surging semiconductor cycle helped ASM LITHOGRAPHY, STMicroelectronics, PHILIPS ELECTRONICS, and INFINEON TECHNOLOGIES (the semiconductor unit of Germany's SIEMENS, which came public in March) make robust gains. Strength in optical and broadband networking caused French telecom equipment manufacturer Alcatel to surge. Ericsson's gains reflected its leading global position in telecom infrastructure.

     European banks made acquisitions to build market share, increase operating efficiency, and raise returns. Spanish banks extended their presence in the rapidly growing Latin American market as BANCO BILBAO VIZCAYA (BBVA) acquired Mexican bank Bancomer and BANCO SANTANDER (BSCH) won Serfin, which was auctioned by the Mexican government. NETHERLANDS-based banking and insurance giant ING GROEP acquired U.S. insurer Reliastar, giving it a top-10 position in the U.S. life insurance market. Within Europe, Italian BANCA POPOLARE (BIPOP) acquired Germany's largest online bank, Entrium; FINNISH/Swedish NORDIC BALTIC HOLDING acquired its DANISH neighbor, UNIDANMARK; and Royal Bank of Scotland succeeded in its hostile bid to acquire U.K. bank NatWest. Food producers and pharmaceuticals also made acquisitions. Anglo/Dutch food group UNILEVER acquired U.S. Bestfoods to create the world's second-largest food manufacturer, and U.K. pharmaceutical giants GLAXO WELLCOME and SMITHKLINE BEECHAM agreed to join forces.

FAR EAST AND OTHER

     About 19% of net assets was invested in JAPAN, still less than in the EAFE benchmark. More than half of the Japanese market's 5% decline over the six months was due to the yen's 3% decline. The New Economy stocks that had led in 1999 fell in the first half. Leadership shifted to Old Economy sectors including food, pharmaceuticals, capital goods, and materials. Lackluster markets echoed the tone of the economic environment. There were signs of recovery - notably an increase in private-sector capital expenditure and better-than-expected results in the Bank of Japan's quarterly Tankan business survey. Yet these positive indications only reinforced the picture of robust export demand, helping large, industrial, export-oriented companies but not smaller, domestic businesses. With unemployment still high by historic Japanese standards, consumers remained reluctant to spend. Rising bankruptcies and continued company restructuring perpetuated job uncertainty. A general election in June followed the sudden death of Prime Minister Obuchi. The governing Liberal Democratic Party prevailed in the election, although it lost strength, and the political environment is not expected to change significantly.

     News that banks and the government might grant debt forgiveness to some major debtors disappointed investors in financial stocks. Underweighting the sector was helpful. Brokerages, such as industry leader NOMURA Securities, performed well as they launched record-size stock mutual funds. In April, $1.1 trillion invested in post office savings started to mature. About a quarter of the sums maturing left the postal bank, and investors expected a portion of those outflows to be channeled into equity mutual funds.

     Early in the year, dominant wireless operator NTT DOCOMO climbed higher on news about the greater-than-expected success of its Internet compatible "i-mode" mobile services. Later, however, concerns about profitability, competition, and increasing stock issuance hurt its performance as well as that of its parent, NTT. To extend their limited international interests, NTT agreed to acquire U.S. Web-hosting firm Verio and DoCoMo bought 15% of Dutch cellular operator KPN Mobile. However, disappointment about the deals, expectations that the government will soon sell another portion of its 53% holding in NTT, and the likelihood that NTT will then reduce its ownership of DoCoMo, put pressure on both stocks. In the technology sector, companies with significant semiconductor businesses, such as TOSHIBA and NEC, performed well. Robust demand for semiconductor manufacturing equipment and increased market share in digital copiers lifted CANON. In contrast, wireless phone component maker MURATA MANUFACTURING, which had soared when mobile prospects were improving, fell sharply. The launch of PlayStation2 did not enable SONY to sustain last year's peak levels. Convenience store SEVEN-ELEVEN Japan, which soared last year on forecasts for its Internet-related business, dropped steeply. While the six-month performance of these stocks was poor, all had strong gains and many doubled or tripled during the 12-month period.


SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                         12/31/99      6/30/00
--------------------------------------------------------------------------------

     Services                                              31.6%        33.9%

     Capital Equipment                                     18.6         19.2

     Finance                                               16.4         18.5

     Consumer Goods                                        14.3         13.8

     Energy                                                 5.8          6.3

     Materials                                              2.4          1.5

     Multi-industry                                         1.5          1.5

     Miscellaneous                                          1.9           --

     Reserves                                               7.5          5.3

     Total                                                100.0%       100.0%


     Roughly 9% of the portfolio was invested in the PACIFIC EX-JAPAN (which includes AUSTRALIA and NEW ZEALAND, countries not part of MSCI's definition of "Far East"). More than a third of the regional weighting is in HONG KONG and about a quarter in Australia. The impact of rising U.S. interest rates, poor sentiment about Internet stocks, and local factors sent Asian markets lower. Companies that rose on Internet prospects early in the year later fell sharply. Telecom and technology stocks with thriving, established businesses performed better.

     China's success clearing major U.S. and EU hurdles in its quest to join the World Trade Organization was a significant positive for the region's future. Economic growth, industrial production, and exports remained strong. The consumer sector in Hong Kong and China, which had lagged earlier, started to revive, and deflation appears to have moderated in China. Korea struggled with concerns about its financial system, but the government's steps to deal with insolvent conglomerates and provide market liquidity helped the market recover. After the pro-independence opposition party won Taiwan's presidential election, the island's markets were affected by intermittent concerns about relations with China.

     Australian media giant NEWS CORP., Korean technology leader SAMSUNG ELECTRONICS, and CHINA MOBILE (HONG KONG), were leading performers. Markets were enthusiastic as News Corp. filed for an initial public offering (IPO) of its newly formed company, Sky Global Networks, which brings together News Corp.'s worldwide satellite-TV-related businesses. The buoyant semiconductor cycle boosted leading producer Samsung, which also has significant market positions in flat panel screens and wireless phones. China Mobile (Hong Kong)'s subscribers rose 2.3 million in the first quarter, and it announced plans to acquire wireless operators in seven more provinces. A focus on returns, government reforms, and a dominant market position helped INDIAN finance company ICICI rise strongly. Important changes in the telecom sector included the Hong Kong IPO of CHINA UNICOM, and the acquisition of Cable & Wireless Hong Kong Telecom by PACIFIC CENTURY CYBERWORKS.

LATIN AMERICA

     About 4% of the portfolio was in Latin America, all of it in BRAZIL and MEXICO. Moody's upgrade of Mexican debt to "investment grade," foreign investment in Mexican banks, and, most importantly, the smooth and undisputed election victory of pro-market candidate Vicente Fox were major positives for Mexico. Brazil's central bank reduced interest rates from 19% to 17.5% in two steps, reflecting the vast economic improvements since last year's currency devaluation. Further key reforms advanced. However, late in the period, uncertainty arose about whether an upcoming Supreme Court ruling would result in significant additional fiscal costs. Brazilian energy leader PETROBRAS was your portfolio's strongest performer. Improved margins and higher refined product prices boosted first-quarter results above expectations. Telecom incumbents TELMEX in Mexico and TELEBRAS in Brazil rose strongly in the first quarter, but declined in April and May and ended June only modestly ahead. Telmex and Canadian telecom company BCI announced a joint venture to combine their Latin American telecom assets outside of Mexico. GRUPO TELEVISA, Mexico's dominant television broadcaster and a major producer of Spanish language programs (also shown on Univision in the U.S.), entered advanced negotiations to acquire the largest radio group in Mexico.

INVESTMENT POLICY AND OUTLOOK

     We expect continued, but more moderate, economic growth in Europe through the remainder of the year, even if the U.S. economy slows. Inflation may creep due to the impact of weak currencies and higher oil prices. However, if the gap between U.S. and European growth continues to narrow, as we expect, the euro should find its ground relative to the dollar. The attention focused recently on high U.S. productivity could help advance tax, pension, and labor reforms. Industry consolidation, company restructuring, and the New Economy are all less advanced than in the U.S., so there is greater scope for growth. We find European companies attractive, but valuations relative to growth prospects are high compared with most other overseas markets.

     Japan's economy will continue to be challenged by depressed consumer demand and yen strength. If the Bank of Japan raises interest rates, as it has suggested, the economy might face additional difficulties. Foreigners, heavy sellers in the second quarter, could continue to reduce positions. Japan's corporate sector remains behind those of other developed regions in its focus on increasing returns and shareholder value. The economic outlook for the Pacific ex-Japan is healthy, but remains tied to U.S. growth. Reforms in Asia continue gradually, but the job remains incomplete in most countries. Valuations remain attractive compared with developed regions and reasonable relative to historic levels. A slowdown in global spending on technology could have a negative impact on market performance.

     The half ended on a note of broad-based market strength after a year of extremes. Yet negative and positive surprises are likely to continue. With investors particularly sensitive to news about the less established Internet-related businesses, there is still potential for volatility in the coming months. Over time, as more experience of the New Economy accumulates, we would expect the peaks and troughs to become less pronounced. The painful process of winnowing the New Economy winners from the losers has started, and we expect much more consolidation. Global growth is presently robust. We do not expect a sharp slowdown, but are aware that a less vigorous environment would accelerate the process of weeding out weaker New Economy companies. The importance of stock selection and attention to fundamentals would then rise further. The more convincing evidence of a U.S. slowdown that emerged recently enhances the relative prospects for international market performance.

     Respectfully submitted,


     /s/ Martin G. Wade
     Martin G. Wade
     Chairman


     /s/ John R. Ford
     John R. Ford
     President

     July 24, 2000


NEW PRESIDENT OF T. ROWE PRICE
INTERNATIONAL FUNDS

     After more than 20 years as president of the T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. Like Mr. Wade, John Ford has been associated with T. Rowe Price's international investment manager since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

     Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.


PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                                6/30/00
--------------------------------------------------------------------------------

  Nokia, Finland                                                  2.7%

  Vodafone-Airtouch, United Kingdom                               2.5

  Glaxo Wellcome, United Kingdom                                  1.7

  TotalFinaElf, France                                            1.5

  Telefonica, Spain/Brazil                                        1.5

  Vivendi, France                                                 1.4

  Shell Transport & Trading, United Kingdom                       1.4

  News Corp.                                                      1.4

  Societe Television Francaise, France                            1.4

  Nippon Telegraph & Telephone, Japan                             1.3

  Canon, Japan                                                    1.3

  Royal Bank of Scotland, United Kingdom                          1.3

  Murata Manufacturing, Japan                                     1.3

  Telecom Italia Mobile, Italy                                    1.3

  NEC, Japan                                                      1.2

  Alcatel, France                                                 1.2

  LM Ericsson, Sweden                                             1.2

  Cable & Wireless, United Kingdom                                1.2

  AXA, France                                                     1.2

  Philips Electronics, Netherlands                                1.2

  Kyocera, Japan                                                  1.1

  Sony, Japan                                                     1.1

  ING Groep, Netherlands                                          1.1

  Reed International, United Kingdom                              1.1

  Telebras, Brazil                                                1.1

  Total                                                          34.7%


Note: Table excludes reserves.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

As of 6/30/00

                  International                      Lipper Variable Annuity
                  Stock             MSCI EAFE        Underlying International
                  Portfolio         Index            Funds Average

3/31/94           10,000            10,000           10,000

6/94              10,100            10,518           10,089

6/95              10,574            10,723           10,570

12/96             12,341            12,183           12,362

6/97              14,491            13,787           14,706

6/98              15,222            14,667           16,230

6/99              16,093            15,829           17,058

6/00              19,695            18,590           21,221



AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

INTERNATIONAL STOCK PORTFOLIO
Periods Ended 6/30/00

                                                        Since      Inception
     1 Year        3 Years         5 Years          Inception           Date
--------------------------------------------------------------------------------

     22.38%         10.77%          13.25%            11.46%         3/31/94


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

FINANCIAL HIGHLIGHTS
T. Rowe Price International Stock Portfolio
Unaudited

                            For a share outstanding throughout each period
                     -----------------------------------------------------------
                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE
Beginning of
period               $  19.04  $  14.52  $  12.74  $  12.64  $  11.26  $  10.18
                     -----------------------------------------------------------

Investment
activities

 Net investment
 income (loss)           0.05      0.12      0.17      0.12      0.09      0.07

 Net realized
 and unrealized
 gain (loss)            (0.95)     4.69      1.84      0.27*    1 .55      1.06

Total from
investment
activities              (0.90)     4.81      2.01      0.39      1.64      1.13

Distributions

 Net investment
 income                     -     (0.07)    (0.17)    (0.12)    (0.17)    (0.05)


 Net realized gain          -     (0.22)    (0.06)    (0.06)    (0.09)        -

 In excess of net
 realized gain              -         -         -     (0.11)        -         -

Total distributions         -     (0.29)    (0.23)    (0.29)    (0.26)    (0.05)

NET ASSET VALUE
End of period          $18.14    $19.04    $14.52    $12.74    $12.64    $11.26
                     -----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN(diamond)   (4.73)%   33.32%    15.86%     3.09%    14.70%    11.18%

Ratio of total
expenses to average
net assets               1.05%!    1.05%     1.05%     1.05%     1.05      1.05%

Ratio of net
investment income
(loss) to average
net assets               0.65%!    0.83%     1.25%     1.10%     1.22%     1.47%

Portfolio turnover
rate                     40.8%!    25.4%     18.1%     16.6%      9.7%     17.4%

Net assets,
end of period
(in thousands)        $767,025  $707,330  $497,946  $369,400  $210,746  $ 51,661



(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistant with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

!         Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS
T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
                                                                In thousands

AUSTRALIA  2.7%

COMMON STOCKS  1.8%

Brambles Industries                                      68,000   $    2,088

Commonwealth Bank
  of Australia                                          124,118        2,055

Lend Lease                                               71,852          916

News Corp.                                              289,352        3,980

Publishing & Broadcasting                               269,000        2,067

TABCORP Holdings                                        139,000          798

Telstra                                                 449,744        1,824

Telstra, Installment Receipts                            78,000          177

                                                                      13,905

PREFERRED STOCKS  0.9%

News Corp.                                              545,932        6,584

                                                                       6,584

TOTAL AUSTRALIA (COST $16,051)                                        20,489


BELGIUM  0.7%

COMMON STOCKS  0.7%

Dexia (EUR)                                              11,715        1,728

Fortis B (EUR)                                           83,702        2,436

Societe Europeenne des
  Satellites (Class A) (EUR)                              3,328          559

UCB (EUR)                                                 8,270          304

TOTAL BELGIUM (COST $3,850)                                            5,027


BRAZIL  2.1%

COMMON STOCKS  1.3%

Embratel Participacoes
  ADR (USD)                                              30,000          709

Telebras ADR (USD)                                       84,445        8,202

Unibanco GDR (USD)                                       23,802          684

                                                                       9,595

PREFERRED STOCKS  0.8%

Banco Itau                                            7,340,700          645

Petrol Brasileiros                                      153,020        4,624

Telefonica ADR (USD)                                 24,305,616          456

Telesp Cellular Participacoes                        27,319,985          494

                                                                       6,219

TOTAL BRAZIL (COST $15,492)                                           15,814


CANADA  1.2%

COMMON STOCKS  1.2%

Alcan Aluminum                                           35,420   $    1,101

Celestica (USD)                                          85,512        4,244

Nortel Networks                                          44,230        3,069

Royal Bank of Canada                                     15,190          777

Total Canada (Cost $6,909)                                             9,191


DENMARK  0.2%

COMMON STOCKS  0.2%

Tele Danmark A/S                                         18,280        1,230

TOTAL DENMARK (COST $1,042)                                            1,230


FINLAND  2.7%

COMMON STOCKS  2.7%

Nokia (EUR)                                             403,820       20,606

TOTAL FINLAND (COST $8,183)                                           20,606


FRANCE  12.3%

COMMON STOCKS  12.3%

Alcatel (EUR) *                                         141,390        9,274

Altran Technologies (EUR)                                 5,530        1,083

Aventis (EUR)                                            92,952        6,784

Aventis (DAX Exchange) (EUR)                             15,387        1,102

AXA (EUR)                                                56,878        8,960

BNP Paribas (EUR)                                        73,230        7,047

Canal Plus (EUR)                                          3,680          618

Cap Gemini (EUR)                                         12,230        2,154

Carrefour (EUR)                                          10,144          693

Cie de St. Gobain (EUR)                                  17,630        2,383

Groupe Danone (EUR) *                                     4,100          544

Hermes (EUR)                                              8,390        1,133

L'Oreal (EUR)                                               914          791

Lafarge (EUR)                                             3,884          302

Legrand (EUR)                                            14,820        3,325

LVMH (EUR)                                                4,369        1,802

Sanofi Synthelabo (EUR)                                 115,712        5,513

Schneider Electric (EUR)                                 11,602          809

Societe Generale (EUR) *                                 21,826        1,313

Societe Television Francaise *                          150,500       10,489

Sodexho Alliance (EUR)                                    4,997          906


T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
                                                                In thousands

STMicroelectronics (EUR)                                 67,799   $    4,272

TotalFinaElf (Class B) (EUR)                             77,159       11,830

Vivendi (EUR)                                           124,434       10,983

TOTAL FRANCE (COST $63,483)                                           94,110


GERMANY  4.4%

COMMON STOCKS  4.3%

Allianz (EUR)                                            11,180        4,016

Bayer (EUR)                                              23,002          898

Bayerische Vereinsbank (EUR)                             73,040        4,749

Deutsche Bank (EUR)                                      56,914        4,684

Deutsche Telekom (EUR)                                   63,621        3,632

E.on (EUR)                                               48,170        2,322

Gehe (EUR)                                               34,221        1,127

Infineon Technologies (EUR) *                            48,901        3,875

Rhoen Klinikum (EUR)                                     11,350          450

SAP (EUR)                                                41,430        6,107

Siemens (EUR)                                             7,773        1,173

                                                                      33,033

PREFERRED STOCKS  0.1%

SAP (EUR)                                                 2,640          488

                                                                         488

TOTAL GERMANY (COST $29,163)                                          33,521


HONG KONG  3.3%

COMMON STOCKS  3.3%

Cable & Wireless (HKT)                                  603,600        1,332

Cheung Kong Holdings                                    327,000        3,597

China Mobile (Hong Kong) *                              787,000        6,941

China Unicom *                                        1,040,000        2,195

Dao Heng Bank Group                                     330,000        1,460

Henderson Land Development                              288,000        1,267

Hutchison Whampoa                                       453,200        5,697

Pacific Century CyberWorks *                          1,230,000        2,430

Sun Hung Kai Properties                                  86,000          618

TOTAL HONG KONG (COST $17,070)                                        25,537


INDIA  1.0%

COMMON STOCKS  1.0%

Global Tele-Systems                                      46,000   $    1,383

Hindustan Lever                                          47,000        2,997

ICICI Limited                                           342,000          970

ICICI Limited ADR (USD)                                  74,347        1,394

Mahanagar Telephone                                     265,000        1,273

Total India (Cost $7,795)                                              8,017


IRELAND  0.2%

COMMON STOCKS  0.2%

SmartForce ADR (USD) *                                   38,411        1,841

TOTAL IRELAND (COST $1,168)                                            1,841


ITALY  5.3%

COMMON STOCKS  5.3%

Alleanza Assicurazioni (EUR)                            198,000        2,637

Banca Intesa (EUR)                                    1,472,030        6,591

Bipop-Carire (EUR) *                                    400,000        3,147

ENI (EUR)                                               622,655        3,596

Mediaset (EUR)                                           56,000          855

Mediolanum (EUR)                                        197,295        3,210

San Paolo IMI (EUR)                                      28,041          498

Tecnost (EUR)                                           333,800        1,259

Telecom Italia (EUR)                                    441,550        6,070

Telecom Italia Mobile (EUR)                             948,784        9,692

Unicredito (EUR)                                        718,601        3,437

TOTAL ITALY (COST $26,977)                                            40,992


JAPAN  19.0%

COMMON STOCKS  19.0%

Bridgestone                                              53,000        1,121

Canon                                                   207,000       10,301

DDI                                                         115        1,106

East Japan Railway                                          141          819

Fanuc                                                    30,600        3,112

Fuji Bank                                               639,000        4,854

Fuji Television Network                                     275        4,302

Fujitsu                                                 138,000        4,773

Hitachi                                                  93,000        1,341

Ito-Yokado                                               22,000        1,323

Kao                                                      43,000        1,313

Kokuyo                                                   55,000          901


T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
                                                                In thousands

Kyocera                                                  51,000   $    8,647

Makita                                                   72,000          686

Marui                                                   170,000        3,252

Matsushita Electric Industrial                          246,000        6,376

Mitsui Fudosan                                          426,000        4,617

Murata Manufacturing                                     68,000        9,754

NEC                                                     302,000        9,478

Nippon Telegraph & Telephone                                778       10,339

Nomura Securities                                       255,000        6,237

NTT DoCoMo                                                  276        7,465

Sankyo                                                   96,000        2,167

Seven-Eleven Japan                                       46,000        3,845

Shin-Etsu Chemical                                       48,000        2,434

Shiseido                                                103,000        1,592

Softbank                                                 12,100        1,642

Sony                                                     92,500        8,631

Sumitomo                                                174,000        1,956

Sumitomo Bank                                           376,000        4,607

Sumitomo Electric Industries                             55,000          942

TDK                                                      21,000        3,016

Toshiba                                                 686,000        7,739

Yamanouchi Pharmaceutical                                93,000        5,075

TOTAL JAPAN (COST $102,219)                                          145,763


MEXICO  2.3%

COMMON STOCKS  2.3%

Femsa UBD (Represents 1
  Class B and 4 Series
    D shares)                                           509,290        2,172

Grupo Iusacell ADR (USD) *                               51,000          797

Grupo Televisa GDR (USD) *                               99,245        6,842

Telefonos de Mexico (Class L)
  ADR (USD)                                             136,492        7,797

TOTAL MEXICO (COST $13,065)                                           17,608


NETHERLANDS  6.2%

COMMON STOCKS  6.2%

ABN Amro (EUR)                                           32,212          789

Akzo Nobel (EUR)                                          9,664          411

ASM Lithography (EUR) *                                 124,780        5,363

CSM (EUR)                                                54,482        1,071

Equant (EUR)                                             28,118        1,143

Fortis NI (EUR)                                         118,090        3,437

ING Groep (EUR)                                         126,215   $    8,531

KPN (EUR)                                                42,248        1,890

Philips Electronics (EUR) *                             188,566        8,893

Royal Dutch Petroleum (EUR)                              77,040        4,788

TNT Post Groep (EUR)                                      6,434          174

UTD Pan-Europe

Communications (EUR) *                                   51,217        1,339
  VNU (EUR)                                             146,730        7,579

Wolters Kluwer (EUR)                                     89,342        2,380

TOTAL NETHERLANDS (COST $36,131)                                      47,788


NEW ZEALAND  0.2%

COMMON STOCKS  0.2%

Telecom Corporation of
  New Zealand                                           395,000        1,381

TOTAL NEW ZEALAND (COST $1,717)                                        1,381


NORWAY  0.2%

COMMON STOCKS  0.2%

Orkla (Class A)                                          79,170        1,504

TOTAL NORWAY (COST $1,172)                                             1,504


PORTUGAL  0.1%

COMMON STOCKS  0.1%

Jeronimo Martins (EUR)                                   45,280          746

TOTAL PORTUGAL (COST $525)                                               746


SINGAPORE  0.4%

COMMON STOCKS  0.4%

United Overseas Bank                                    414,424        2,712

TOTAL SINGAPORE (COST $2,576)                                          2,712


SOUTH KOREA  1.4%

COMMON STOCKS  1.4%

Korea Telecom ADR (USD)                                  56,200        2,719

Pohang Iron & Steel
  ADR (USD)                                              18,074          434

Samsung Electronics                                      23,266        7,699

TOTAL SOUTH KOREA (COST $5,907)                                       10,852



T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
                                                                In thousands

SPAIN  3.3%

COMMON STOCKS  3.3%

Banco Bilbao Vizcaya
  Argentaria (EUR)                                      334,456   $    4,997

Banco Santander Central
  Hispano (EUR)                                         402,472        4,246

Empresa Nacional de
  Electricidad (EUR)                                    181,088        3,508

Repsol (EUR)                                            109,193        2,174

Telefonica (EUR) *                                      329,974        7,088

Tele Sudeste Celular
  Participacoes ADR (USD)                                15,289          712

Telesp - Telecomunicacoes de
  Sao Paulo ADR (USD)                                    76,445        2,118

Telefonica de Argentina

  ADR (USD)                                              21,360          760

TOTAL SPAIN (COST $17,685)                                            25,603


SWEDEN  3.2%

COMMON STOCKS  3.2%

ABB                                                      16,134        1,869

Atlas Copco (Class B)                                    17,780          333

Electrolux (Class B)                                     72,790        1,126

Hennes & Mauritz (Class B)                              113,830        2,375

LM Ericsson (Class B) *                                 466,190        9,223

Nordic Baltic Holding                                   489,514        3,691

Nordic Baltic Holding (DKK) *                            60,344          440

Sandvik                                                  21,720          456

Securitas (Class B)                                     246,874        5,234

TOTAL SWEDEN (COST $18,235)                                           24,747


SWITZERLAND  3.9%

COMMON STOCKS  3.9%

ABB                                                      26,066        3,120

Adecco                                                    9,617        8,171

Credit Suisse Group                                      14,770        2,938

Nestle                                                    3,587        7,179

Roche Holdings                                              218        2,122

Swisscom                                                  2,397          830

UBS *                                                    35,286        5,170

TOTAL SWITZERLAND (COST $19,787)                                      29,530


TAIWAN  0.9%

COMMON STOCKS  0.9%

Hon Hai Precision Industry                              352,000   $    3,185

Taiwan Semiconductor
  Manufacturing                                         796,136        3,783

TOTAL TAIWAN (COST $5,191)                                             6,968


UNITED KINGDOM  17.5%

COMMON STOCKS  17.5%

Abbey National                                           81,000          962

AstraZeneca Group                                       122,050        5,695

Baltimore Technologies *                                217,000        1,655

BG Group                                                 80,620          520

BP Amoco                                                341,000        3,274

Cable & Wireless                                        540,800        9,124

Cadbury Schweppes                                       326,320        2,148

Celltech Group *                                         93,200        1,791

Centrica                                                186,700          619

Compass Group                                           506,000        6,665

David S. Smith                                          121,000          289

Diageo                                                  392,980        3,526

Electrocomponents                                        99,000        1,019

GKN                                                      23,000          293

Glaxo Wellcome                                          455,400       13,258

Hays                                                     55,600          310

Hilton Group                                            130,000          453

HSBC Holdings (HKD)                                     159,600        1,827

Kingfisher                                              297,500        2,712

Marconi                                                 244,300        3,176

Reed International                                      971,000        8,455

Rio Tinto                                               198,000        3,257

Royal Bank of Scotland                                  611,400       10,158

Shell Transport & Trading                             1,283,500       10,885

SmithKline Beecham                                      563,300        7,381

Standard Chartered                                      187,000        2,329

Tesco                                                   398,900        1,240

Tomkins                                                 572,592        1,858

Unilever                                                301,035        1,823

United News & Media                                     106,600        1,530

Vodafone AirTouch                                     4,751,694       19,376

WPP Group                                               460,000        6,710

TOTAL UNITED KINGDOM (COST $124,156)                                 134,318



T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
                                                                In thousands

UNITED STATES  2.2%

MONEY MARKET FUNDS  2.2%

Reserve Investment Fund
  6.68% #                                            17,048,218   $   17,048

TOTAL UNITED STATES (COST $17,048)                                    17,048

TOTAL INVESTMENTS IN SECURITIES

96.9% of Net Assets (Cost $562,597)                               $  742,943

Other Assets Less Liabilities                                         24,082

NET ASSETS                                                        $  767,025
                                                                   ----------



    #  Seven-day yield
    *  Non-income producing
  ADR  American depository receipt
  GDR  Global depository receipt
  DKK  Danish krone
  EUR  Euro
  HKD  Hong Kong dollar
  USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


                                                         SHARES        VALUE
--------------------------------------------------------------------------------
                                                                In thousands


STATEMENT OF ASSETS AND LIABILITIES
T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)
In thousands

ASSETS

Investments in securities, at value (cost $562,597)               $  742,943

Securities lending collateral                                         56,361

Other assets                                                          28,683

Total assets                                                         827,987


LIABILITIES

Obligation to return securities lending collateral                    56,361

Other liabilities                                                      4,601

Total liabilities                                                     60,962

NET ASSETS                                                        $  767,025
                                                                  ----------

NET ASSETS CONSIST OF:

Accumulated net investment income - net of distributions          $    4,168

Accumulated net realized gain/loss - net of distributions             19,636

Net unrealized gain (loss)                                           180,333

Paid-in-capital applicable to 42,285,212 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                   562,888

NET ASSETS                                                        $  767,025
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    18.14
                                                                  ----------


The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

INVESTMENT INCOME (LOSS)

Income

  Dividend (net of foreign taxes of $709)                          $   4,901

  Interest                                                             1,025

  Securities lending                                                     174

  Total income                                                         6,100

Expenses

  Investment management and administrative                             3,771

  Net investment income (loss)                                         2,329


REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)

  Securities                                                          15,669

  Futures                                                               (108)

  Foreign currency transactions                                         (775)

  Net realized gain (loss)                                            14,786

Change in net unrealized gain or loss

  Securities                                                         (44,648)

  Futures                                                               (689)

  Other assets and liabilities denominated in foreign currencies          20

  Change in net unrealized gain or loss                              (45,317)

  Net realized and unrealized gain (loss)                            (30,531)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $  (28,202)
                                                                  ----------





The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                       $    2,329   $    4,530

  Net realized gain (loss)                               14,786       20,576

  Change in net unrealized gain or loss                 (45,317)     150,246

  Increase (decrease) in net assets from operations     (28,202)     175,352

Distributions to shareholders

  Net investment income                                       -       (2,521)

  Net realized gain                                           -       (7,924)

Decrease in net assets from distributions                     -      (10,445)

Capital share transactions *

  Shares sold                                           698,784      372,834

  Distributions reinvested                                   --       10,445

  Shares redeemed                                      (610,887)    (338,802)

  Increase (decrease) in net assets from capital
  share transactions                                     87,897       44,477

NET ASSETS

Increase (decrease) during period                        59,695      209,384

Beginning of period                                     707,330      497,946

END OF PERIOD                                          $767,025     $707,330
                                                       ---------------------

*Share information

  Shares sold                                            38,532       23,632

  Distributions reinvested                                    -          602

  Shares redeemed                                       (33,403)     (21,379)

  Increase (decrease) in shares outstanding               5,129        2,855



The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The fund seeks long-term growth of capital by investing primarily in the common stocks of established, non-U.S. companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At June 30, 2000, the value of loaned securities was $57,309,000; aggregate collateral consisted of $56,361,000 in the securities lending collateral pool and U.S. government securities valued at $2,748,000.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $259,501,000 and $139,881,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

T. Rowe Price International Stock Portfolio

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $562,597,000. Net unrealized gain aggregated $180,346,000 at period-end, of which $205,063,000 related to appreciated investments and $24,717,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited.

     The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $683,000 was payable at June 30, 2000. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $1,025,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended June 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $11,221,000 with certain affiliates of the manager and paid commissions of $18,000 related thereto.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   SEMIANNUAL
                                     REPORT

                                  JUNE 30, 2000
                                   (UNAUDITED)


         WARBURG PINCUS TRUST

              (BULLET)  GLOBAL POST-VENTURE CAPITAL PORTFOLIO
                        (formerly Post-Venture Capital Portfolio)


Warburg Pincus Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses and, when applicable, the special considerations and risks associated with international investing, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor to the Trust, is located at 466 Lexington Ave., New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.






                                [GRAPHIC OMITTED]
                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAMOR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                  August 4, 2000

Dear Shareholder:

   For the six months ended June 30, 2000, Warburg Pincus Trust--Global Post-Venture Capital Portfolio (the "Portfolio") (formerly Post-Venture Capital Portfolio--the name change was effective May 1, 2000) had a gain of 4.98% vs. gains of 0.22% for the Lipper Global Funds Index* and 1.22% for the Russell 2000 Growth Index,** and a loss of 3.04% for the Morgan Stanley Capital International World Index.*** The Portfolio's one-year return through June 30, 2000 was 52.26%. Its since-inception (on September 30, 1996) average annual total return through June 30, 2000 was 20.64%.

   Global stock markets were volatile in the period, reflecting worries that an expanding global economy would put upward pressure on interest rates. Technology and telecommunications stocks, which entered the period with generally lofty valuations, were especially volatile. By region, the U.S. market was, on the whole, lackluster, though many major indexes had positive results. Europe had its share of winners and losers for the six months. Most Asian markets, including Japan's, struggled after a solid 1999. Elsewhere of note, Latin American markets generally declined, while Canada rallied.

   Against this backdrop, the Portfolio had a gain, and performed well relative to its benchmarks. The Portfolio saw good showings from a number of its holdings, including certain technology and media stocks. Other stocks that helped the Portfolio included its health-care and energy stocks, as well as specific consumer-related names.

   We made no material changes to the Portfolio in terms of overall strategy, notwithstanding the Portfolio's name change and our increased ability to invest in foreign stocks (the Portfolio may now invest without limit in foreign securities). Our focus remained on well-managed, well-financed companies with innovative products and services, especially those with competitive advantages in the technology area, broadly defined.

   In terms of regional allocation, we remained heavily biased in favor of the U.S., though we modestly raised our exposure to foreign companies, adding a few European, Canadian and Asian stocks we judged to be attractive. Going forward, we are likely to continue to raise the Portfolio's weighting in foreign stocks, given a strong and rising trend of venture-capital activity abroad and the relatively attractive valuations at which many of these underfollowed stocks trade. Opportunity within the U.S., meanwhile, should remain abundant. Assets in domestic venture pools stand at record levels, and venture capitalists remain eager to invest in highly innovative U.S. companies.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

   In sum, we are excited about venture-backed companies as an asset class, and believe that the group has much to offer in terms of long-term growth potential as well as the potential for diversification. We would caution investors, however, that investing in these securities entails certain risks (e.g., that of heightened volatility) as well as rewards. Our focus will remain on stocks of well-managed, well-financed companies we deem to have the best long-term growth prospects.

Elizabeth B. Dater                             Harold E. Sharon
Co-Portfolio Manager                           Co-Portfolio Manager

Federico D. Laffan                             Jun Sung Kim
Co-Portfolio Manager                           Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

---------------
* The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds within this investment objective, and is compiled by Lipper Inc.
** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
*** The Morgan Stanley Capital International World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------



                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        ------         -----
COMMON STOCKS (57.4%)
BANKS & SAVINGS & LOANS (0.8%)
    Mellon Financial Corp.                              43,600    $  1,588,675
                                                                  ------------
BUSINESS SERVICES (6.2%)
    Acxiom Corp.+                                       30,600         833,850
    August Technology Corp.+                            26,100         429,019
    BISYS Group, Inc.+                                  24,700       1,519,050
    Checkpoint Systems, Inc.+                           96,200         721,500
    DoubleClick, Inc.+                                  20,200         770,125
    Getty Images, Inc.+                                 34,700       1,286,069
    Harte-Hanks, Inc.                                   74,800       1,870,000
    QRS Corp.+                                          24,900         611,606
    SunGard Data Systems, Inc.+                         68,800       2,132,800
    TMP Worldwide, Inc.+                                23,200       1,712,450
                                                                  ------------
                                                                    11,886,469
                                                                  ------------
COMMUNICATIONS & MEDIA (7.2%)
    AMFM, Inc.+                                         13,500         931,500
    Cablevision Systems Corp.+                          50,200       3,407,325
    CMG Information Services, Inc.+                     23,000       1,053,687
    Globespan, Inc.+                                     9,100       1,110,911
    Hispanic Broadcasting Corp.+                        22,800         755,250
    MaMaMedia, Inc.+ #                                  92,592         499,997
    USA Networks, Inc.+                                105,600       2,283,600
    Westwood One, Inc.+                                 38,600       1,317,225
    Yahoo!, Inc.+                                       21,200       2,626,150
                                                                  ------------
                                                                    13,985,645
                                                                  ------------
COMPUTERS (9.1%)
    Brocade Communications Systems, Inc.+                8,400       1,541,269
    Citrix Systems, Inc.+                               52,000         984,750
    Documentum, Inc.+                                   22,000       1,966,250
    Excalibur Technologies Corp.+                       43,400       1,733,287
    Intuit, Inc.+                                       61,400       2,540,425
    Network Appliance, Inc.+                            26,100       2,101,050
    Sun Microsystems, Inc.+                             34,300       3,119,156
    Verisign, Inc.+                                     14,300       2,523,950
    VERITAS Software Corp.+                              8,800         994,537
                                                                  ------------
                                                                    17,504,674
                                                                  ------------
CONSUMER SERVICES (1.1%)
    DeVry, Inc.+                                        80,800       2,136,150
                                                                  ------------
ELECTRONICS (8.1%)
    Altera Corp.+                                       27,700       2,823,669
    DSP Group, Inc.+                                    24,200       1,355,200
    Flextronics International, Ltd.+                    51,200       3,516,800
    JDS Uniphase Corp.+                                 25,400       3,044,825
    KLA-Tencor Corp.+                                   14,800         866,725
    Manufacturers' Services, Ltd.+                       3,700          76,081
    Maxim Integrated Products, Inc.+                    26,200       1,779,962
    Vitesse Semiconductor Corp.+                        29,200       2,148,025
                                                                  ------------
                                                                    15,611,287
                                                                  ------------
ENERGY (1.1%)
    Chaparral Resources, Inc.+#                          2,778          18,057
    Newfield Exploration Co.+                           55,500       2,171,437
                                                                  ------------
                                                                     2,189,494
                                                                  ------------



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------



                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        ------         -----
COMMON STOCKS (CONT'D)
FINANCIAL SERVICES (2.4%)
    AMBAC Financial Group, Inc.                         40,100    $  2,197,981
    Gabelli Asset Management, Inc. Class A+             63,500       1,587,500
    T. Rowe Price Associates, Inc.                      21,100         896,750
                                                                  ------------
                                                                     4,682,231
                                                                  ------------
HEALTHCARE (2.9%)
    Affymetrix, Inc.+                                    2,900         478,863
    Community Health Care+                              13,000         210,438
    Guidant Corp.+                                      12,000         594,000
    IVAX Corp.+                                         66,000       2,739,000
    Oxford Health Plans, Inc.+                          68,500       1,631,156
                                                                  ------------
                                                                     5,653,457
                                                                  ------------
LEISURE & ENTERTAINMENT (0.6%)
    Premier Parks, Inc.+                                47,100       1,071,525
                                                                  ------------
OIL SERVICES (2.3%)
    Cooper Cameron Corp.+                               33,700       2,224,200
    Nabors Industries, Inc.+                            51,200       2,128,000
                                                                  ------------
                                                                     4,352,200
                                                                  ------------
PHARMACEUTICALS (3.1%)
    Amgen, Inc.+                                        19,300       1,355,825
    Medimmune, Inc.+                                    34,500       2,553,000
    Millennium Pharmaceuticals, Inc.+                    7,200         805,500
    Watson Pharmaceuticals, Inc.+                       20,900       1,123,375
    Women First Healthcare, Inc.+                       50,100          62,625
                                                                  ------------
                                                                     5,900,325
                                                                  ------------
RETAIL (2.5%)
    Amazon.com, Inc.+                                   21,900         795,244
    AnnTaylor Stores Corp.+                             50,200       1,662,875
    Saks, Inc.+                                         59,000         619,500
    Tiffany & Co.                                       26,900       1,815,750
                                                                  ------------
                                                                     4,893,369
                                                                  ------------
TELECOMMUNICATIONS & EQUIPMENT (9.0%)
    ANTEC Corp.+                                        15,000         623,438
    Cabletron Systems, Inc.+                            28,000         707,000
    CIENA Corp.+                                        20,600       3,433,763
    Cisco Systems, Inc.+                                78,300       4,976,944
    Covad Communications Group, Inc.+                   31,950         515,194
    Exodus Communications, Inc.+                        79,200       3,648,150
    Pinnacle Holdings, Inc.+                            31,300       1,690,200
    VoiceStream Wireless Corp.+                         15,300       1,779,342
                                                                  ------------
                                                                    17,374,031
                                                                  ------------
UTILITIES - ELECTRIC (1.0%)
    SCANA Corp.                                         80,800       1,949,300
                                                                  ------------

TOTAL COMMON STOCKS (Cost $72,044,769)                             110,778,832
                                                                  ------------
FOREIGN COMMON STOCKS (33.7%)
AUSTRALIA (0.2%)
MEDIA (0.2%)
    BMCmedia.com, Ltd.+                              1,171,000         478,102
                                                                  ------------
    TOTAL AUSTRALIA                                                    478,102
                                                                  ------------



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                        NUMBER
                                                          OF
                                                        SHARES        VALUE
                                                        ------        -----
COMMON STOCKS (CONT'D)
CANADA (4.8%)
ENERGY (0.9%)
    Berkley Petroleum Corp.+                           275,000    $  1,735,373
                                                                  ------------
MEDIA (2.6%)
    Corus Entertainment, Inc.+                          82,000       2,186,047
    Shaw Communications, Inc. Class B                  110,600       2,730,437
                                                                  ------------
                                                                     4,916,484
                                                                  ------------
SOFTWARE & SERVICES (0.8%)
    Descartes Systems Group, Inc.                       51,500       1,529,355
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Sierra Wireless, Inc.+                              18,600       1,000,922
                                                                  ------------
    TOTAL CANADA                                                     9,182,134
                                                                  ------------
FINLAND (1.7%)
SOFTWARE & SERVICES (0.9%)
    Comptel Oyj                                         85,500       1,729,342
                                                                  ------------
TELECOMMUNICATION SERVICES (0.8%)
    Nokia Oyj                                           31,000       1,588,334
                                                                  ------------
    TOTAL FINLAND                                                    3,317,676
                                                                  ------------
FRANCE (0.8%)
MEDIA (0.8%)
    Ipsos SA+                                           15,400       1,623,850
                                                                  ------------
    TOTAL FRANCE                                                     1,623,850
                                                                  ------------
GERMANY (3.2%)
MATERIALS (1.6%)
    Jenoptik AG                                        108,000       3,105,828
                                                                  ------------
SOFTWARE & SERVICES (1.6%)
    Articon Information Systems AG+                     20,100       1,406,538
    Telesens AG+                                        43,000       1,731,212
                                                                  ------------
                                                                     3,137,750
                                                                  ------------
    TOTAL GERMANY                                                    6,243,578
                                                                  ------------
IRELAND (0.5%)
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Parthus Technologies PLC+                          337,000         951,494
                                                                  ------------
    TOTAL IRELAND                                                      951,494
                                                                  ------------
ISRAEL (3.1%)
TELECOMMUNICATION SERVICES (3.1%)
    Amdocs, Ltd.+                                       20,000       1,535,000
    Audiocodes, Ltd.+                                    8,700       1,044,000
    Gilat Satellite Networks+                           48,200       3,343,875
                                                                  ------------
                                                                     5,922,875
                                                                  ------------
    TOTAL ISRAEL                                                     5,922,875
                                                                  ------------
ITALY (0.9%)
INSURANCE (0.9%)
    Bayerische Vita SpA                                200,000       1,719,709
                                                                  ------------
    TOTAL ITALY                                                      1,719,709
                                                                  ------------
JAPAN (1.9%)
DIVERSIFIED FINANCIALS (0.9%)
    Promise Co., Ltd.                                    9,900         784,129
    Shinko Securities Co., Ltd.                        195,000         875,460
                                                                  ------------
                                                                     1,659,589
                                                                  ------------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------



                                                        NUMBER
                                                          OF
                                                        SHARES        VALUE
                                                        ------        -----
FOREIGN COMMON STOCKS (CONT'D)
JAPAN (CONT'D)
HOTELS RESTAURANTS & LEISURE (0.5%)
    H.I.S. Co., Ltd.                                    18,300    $    906,339
                                                                  ------------
MATERIALS (0.5%)
    Misumi Corp.                                         9,400         963,975
                                                                  ------------
    TOTAL JAPAN                                                      3,529,903
                                                                  ------------
LUXEMBOURG (0.7%)
SOFTWARE & SERVICES (0.7%)
    Thiel Logistik AG+                                  13,100       1,233,148
                                                                  ------------
    TOTAL LUXEMBOURG                                                 1,233,148
                                                                  ------------
NETHERLANDS (1.9%)
CONSUMER DURABLES (1.1%)
    Ifco Systems NV+                                    78,600       2,098,361
                                                                  ------------
ENERGY (0.1%)
    Petroplus International NV                          21,526         253,805
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.7%)
    BE Semiconductor Industries NV                      87,000       1,363,545
                                                                  ------------
    TOTAL NETHERLANDS                                                3,715,711
                                                                  ------------
NORWAY (1.9%)
ENERGY (1.9%)
    Fred Olsen Energy ASA+                             102,400         946,433
    Navis ASA+                                         704,500         873,675
    Petroleum Geo Services ADR+                        108,400       1,849,575
                                                                  ------------
                                                                     3,669,683
                                                                  ------------
    TOTAL NORWAY                                                     3,669,683
                                                                  ------------
SINGAPORE (1.4%)
TECHNOLOGY HARDWARE & EQUIPMENT (1.4%)
    Chartered Semiconductor Manufacturing
      Limited ADR+                                      29,300       2,637,000
                                                                  ------------
    TOTAL SINGAPORE                                                  2,637,000
                                                                  ------------
SOUTH KOREA (0.4%)
TELECOMMUNICATION SERVICES (0.4%)
    SK Telecom Co., Ltd. - ADR                          23,000         835,188
                                                                  ------------
    TOTAL KOREA                                                        835,188
                                                                  ------------
SPAIN (2.9%)
DIVERSIFIED FINANCIALS (0.6%)
    Dinamia Capital Privado. Sociedad
      de Capital Riesgo, SA+                            84,130       1,128,239
                                                                  ------------
HOTELS RESTAURANTS & LEISURE (1.0%)
    NH Hoteles SA                                      165,000       1,905,914
                                                                  ------------
SOFTWARE & SERVICES (0.9%)
    Indra Sistemas SA                                   74,500       1,711,100
                                                                  ------------
TRANSPORTATION (0.4%)
    Transportes Azkar SA+                               92,700         777,535
                                                                  ------------
    TOTAL SPAIN                                                      5,522,788
                                                                  ------------
SWEDEN (1.1%)
DIVERSIFIED FINANCIALS (0.6%)
    Ledstiernan AB+                                    300,000       1,197,165
                                                                  ------------
REAL ESTATE (0.5%)
    Kungsleden AB                                      103,200         947,197
                                                                  ------------
    TOTAL SWEDEN                                                     2,144,362
                                                                  ------------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                        NUMBER
                                                          OF
                                                        SHARES        VALUE
                                                        ------        -----
FOREIGN COMMON STOCKS (CONT'D)
SWITZERLAND (1.4%)
MATERIALS (0.4%)
    Mikron Holding AG                                    1,100    $    812,450
                                                                  ------------
REAL ESTATE (0.1%)
    Intershop Holding AG                                   399         234,335
                                                                  ------------
SOFTWARE & SERVICES (0.9%)
    Gretag Imaging Group                                 8,700       1,680,001
    Logitech International SA                               31          22,134
                                                                  ------------
                                                                     1,702,135
                                                                  ------------
    TOTAL SWITZERLAND                                                2,748,920
                                                                  ------------
UNITED KINGDOM (4.9%)
DIVERSIFIED FINANCIALS (0.9%)
    AMVESCAP PLC ADR                                     9,700         760,237
    3i Group PLC                                        48,000         987,547
                                                                  ------------
                                                                     1,747,784
                                                                  ------------
MEDIA (0.4%)
    EMAP PLC                                            47,600         766,015
                                                                  ------------
SOFTWARE & SERVICES (2.1%)
    Autonomy Corp. PLC+                                 15,700       1,884,000
    Itnet PLC+                                         165,000       1,642,392
    Orchestream Holdings PLC+                           95,700         457,822
                                                                  ------------
                                                                     3,984,214
                                                                  ------------
PHARMACEUTICALS & BIOTECHNOLOGY (1.5%)
    Oxford Glycosciences PLC+                           75,900       2,154,469
    Skyepharma PLC+                                    619,000         815,281
                                                                  ------------
                                                                     2,969,750
                                                                  ------------
    TOTAL UNITED KINGDOM                                             9,467,763
                                                                  ------------
TOTAL FOREIGN COMMON STOCKS (Cost $61,698,872)                      64,943,884
                                                                  ------------
SHORT TERM INVESTMENTS (7.0%)
    Institutional Money Market Trust                 4,285,675       4,285,675
    RBB Money Market Portfolio                       9,233,698       9,233,698
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS (Cost $13,519,373)                     13,519,373
                                                                  ------------
PREFERRED STOCK (0.0%)
    Women.com Networks, Inc.+                           32,513          67,058
                                                                  ------------
TOTAL PREFERRED STOCK (Cost $106,968)                                   67,058
                                                                  ------------
RIGHTS (0.0%)
FRANCE (0.0%)
MEDIA (0.0%)
    Ipsos+ (Cost $0)                                     7,400               0
                                                                  ------------
TOTAL INVESTMENTS AT VALUE (98.1%)
   (Cost $147,369,982*)                                            189,309,147

OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                         3,630,982
                                                                  ------------
NET ASSETS (100.0%)                                               $192,940,129
                                                                  ============


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
#  Restricted security.
+  Non-income producing security.
*  Cost for federal income tax purposes is $147,576,774.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
    Investments, at value (Cost-$147,369,982)                      $189,309,147
    Foreign currency (Cost-$9,469)                                        9,306
    Receivable for investments sold                                  11,375,403
    Dividends, interest, and reclaims receivable                        180,953
    Receivable for fund shares sold                                     472,639
    Prepaid expenses and other assets                                         0
                                                                   ------------
      Total Assets                                                  201,347,448
                                                                   ------------
LIABILITIES
    Advisory fee payable                                                178,655
    Administrative services fee payable                                  31,260
    Payable for investments purchased                                 7,806,086
    Payable for fund shares redeemed                                      6,430
    Accrued expenses payable                                             27,649
    Other liabilities                                                   357,239
                                                                   ------------
      Total Liabilities                                               8,407,319
                                                                   ------------
NET ASSETS
    Capital Stock, $.001 par value                                        9,543
    Paid-in capital                                                 133,491,090
    Accumulated undistributed net investment income                    (545,437)
    Accumulated net realized gain from investments
      and foreign currency related items                             18,056,725
    Net unrealized appreciation from investments and
      foreign currency related items                                 41,928,208
                                                                   ------------
      Net Assets                                                   $192,940,129
                                                                   ============
NET ASSET VALUE
    Net assets                                                     $192,940,129
                                                                   ------------
    Shares outstanding                                                9,542,972
                                                                   ------------
    Net asset value, offering price and redemption
       price per share                                                   $20.22
                                                                         ======


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                      $    550,688
    Dividends                                                          186,551
    Foreign Taxes Withheld                                              (9,019)
                                                                  ------------
      Total investment income                                          728,220
                                                                  ------------
EXPENSES:
    Investment Advisory Fees                                         1,137,194
    Administrative Services Fees                                       184,035
    Transfer Agent Fees                                                 25,164
    Custodian/Sub-custodian Fees                                        20,878
    Printing Fees                                                        8,711
    Audit Fees                                                           6,510
    Legal Fees                                                           4,397
    Directors Fees                                                       1,325
    Insurance Expense                                                      320
    Interest Expense                                                       142
    Miscellaneous Expenses                                               1,615
                                                                  ------------
                                                                     1,390,291
                                                                  ------------
    Less: fees waived, expenses reimbursed and
       transfer agent fee offsets                                     (116,634)
                                                                  ------------
      Total expenses                                                 1,273,657
                                                                  ------------
        Net investment income (loss)                                  (545,437)
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments                              21,418,284
    Net realized loss from foreign currency related items              (61,016)
    Net change in unrealized depreciation from investments         (16,874,339)
    Net change in unrealized depreciation from foreign
      currency related items                                           (10,942)
                                                                  ------------
    Net realized and unrealized gain from investments and
      foreign currency related items                                 4,471,987
                                                                  ------------
    Net increase in net assets
      resulting from operations                                   $  3,926,550
                                                                  ============



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                           FOR THE
                                                          SIX MONTHS            FOR THE
                                                            ENDED              YEAR ENDED
                                                        JUNE 30, 2000          DECEMBER 31,
                                                          (UNAUDITED)              1999
                                                        -------------         -------------
FROM OPERATIONS:
  Net investment income loss                            $    (545,437)        $    (666,292)
  Net realized gain from investments
    and foreign  currency related items                    21,357,268             2,500,790
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items                        (16,885,281)           46,728,153
                                                        -------------         -------------
    Net increase in net assets resulting
      from operations                                       3,926,550            48,562,651
                                                        -------------         -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                            139,501,953           150,704,290
  Net asset value of shares redeemed                     (102,271,984)         (109,538,405)
                                                        -------------         -------------
  Net increase in net assets from
    capital share transactions                             37,229,969            41,165,885
                                                        -------------         -------------
  Net increase in net assets                               41,156,519            89,728,536

NET ASSETS:
  Beginning of period                                     151,783,610            62,055,074
                                                        -------------         -------------
  End of period                                         $ 192,940,129         $ 151,783,610
                                                        =============         =============
  UNDISTRIBUTED NET INVESTMENT LOSS                     $    (545,437)        $           0
                                                        =============         =============



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                              FOR THE SIX
                                             MONTHS ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2000      -----------------------------------------------
                                              (UNAUDITED)         1999         1998        1997          1996(1)
                                               --------         --------      -------     -------       -------
PER SHARE DATA
  Net asset value, beginning of period         $  19.26         $  11.82      $ 11.06     $  9.76       $ 10.00
                                               --------         --------      -------     -------       -------
INVESTMENT ACTIVITIES:
  Net investment loss                             (0.05)           (0.08)       (0.04)      (0.08)         0.00
  Net gains (losses) from investments
    and foreign currency related items
    (both realized and unrealized)                 1.01             7.52         0.80        1.38         (0.24)
                                               --------         --------      -------     -------       -------
      Total from investment activities             0.96             7.44         0.76        1.30         (0.24)
                                               --------         --------      -------     -------       -------
NET ASSET VALUE, END OF PERIOD                 $  20.22         $  19.26      $ 11.82     $ 11.06       $  9.76
                                               ========         ========      =======     =======       =======
      Total return                                 4.98%(2)        62.94%        6.87%      13.34%        (2.40)%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)       $192,940         $151,784      $62,055     $30,520       $12,400
    Ratio of expenses to average net assets        1.43%(3)(4)      1.41%(4)     1.40%(4)    1.40%(4)      1.41%(3)(4)
    Ratio of net income (loss) to average
      net assets                                   (.60)%(3)        (.87)%       (.83)%      (.75)%         .80%(3)
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                .10%(3)          .18%         .30%        .18%         4.16%(3)
Portfolio turnover rate                           22.12%           44.38%       73.18%     238.12%         6.80%



[FN]
--------------------------------------------------------------------------------
(1) For the period September 30, 1996 (commencement of operations) through December 31, 1996.
(2)  Non-annualized.
(3)  Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .03% for the six months ended June 30, 2000 and .01%, .00%, .00% and .01% for each of the years or period ended December 31, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.40% for the six months ended June 30, 2000 and 1.40%, 1.40%, 1.40%, and 1.40% for each of the years or period ended December 31, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust (the "Trust"), a Massachusetts Business Trust, is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, and currently offers six investment Portfolios (the "Portfolios"). The accompanying financial statements and notes thereto relate to the Global Post-Venture Capital Portfolio (the "Portfolio"), formerly the Post-Venture Capital Portfolio.

   The Portfolio is diversified with an investment objective that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

   The net asset value ("NAV") of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   The Portfolio initially values its investments in private-equity portfolios at cost. After that, the Portfolio values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Portfolio's sub-investment adviser, generally receives on a quarterly basis. The Portfolio's NAV typically will not reflect interim changes in the values of its private-equity-portfolio investments.

   The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   A Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES--(CONT'D)

external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   The Portfolio may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At June 30, 2000, the Portfolio had no open forward foreign currency contracts.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the Portfolio in connection with the offering of their shares have been deferred and are being amortized over a one year period from the date each Portfolio commenced its operations.

   The Portfolio may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolio, along with other Funds managed by Credit Suisse Asset Management LLC ("CSAM"), can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At June 30, 2000, the Portfolio had no investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES--(CONT'D)

   The Portfolio has an arrangement with the transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expense. For the six months ended June 30, 2000, the Portfolios received credits or reimbursements under the arrangement as follows in the amount of $22,846.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as the Portfolio's investment adviser. For its investment advisory services, CSAM receives a fee of 1.25% of the Portfolio's average daily net assets.


   For the period ended June 30, 2000, investment advisory fees and voluntary waivers were as follows:


                  GROSS                           NET
              ADVISORY FEE        WAIVER      ADVISORY FEE
              ------------      ---------     ------------
               $1,137,194       $(93,788)      $1,043,406


   Abbott serves as sub-investment adviser for the Portfolio's assets invested in U.S. or foreign private limited partnerships or other investment Funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the net asset value of Private Fund Investments, which fee amount or a portion thereof may be waived by Abbott. No compensation is paid by Global Post-Venture Capital to Abbott for its sub-investment advisory services.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), a wholly-owned subsidiary of CSAM, and PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc. ("PNC"), also serve as the Portfolio's co-administrator. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Portfolios' average daily net assets.

   For the six months ended June 30, 2000, co-administrative services fees earned by CSAMSI amounted to $90,975.

   For its administrative services to the Portfolio, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:


           AVERAGE DAILY NET ASSETS               ANNUAL RATE
           ------------------------    ---------------------------------
           First $500 million          .100% of average daily net assets
           Next $1 billion             .075% of average daily net assets
           Over $1.5 billion           .050% of average daily net assets



   For the six months ended June 30, 2000, administrative services fees earned by PFPC (including out-of-pocket expenses) amounted to $93,060.

   Provident Distributors, Inc. serves as distributor of the Portfolio's shares without compensation. Effective August 1, 2000, Credit Suisse Asset Management Securities, Inc. will become distributor to the Trust without compensation.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OF CREDIT

   The Portfolio, together with other Funds advised by CSAM, have established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At June 30, 2000, there were no loans outstanding for the Portfolio.

4. INVESTMENTS IN SECURITIES

   For the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) were $117,167,037 and $87,459,903, respectively.

   At June 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:


                                                       NET UNREALIZED
            UNREALIZED             UNREALIZED           APPRECIATION
           APPRECIATION           DEPRECIATION         (DEPRECIATION)
           ------------          --------------        -------------
            $50,299,968           $(8,567,595)          $41,732,373



5. RESTRICTED SECURITIES

   Certain investments are restricted as to resale and are valued as determined by or under the direction of the Board in good faith, at fair value. The table below shows the acquisition dates, aggregate cost, fair value as of June 30, 2000 and percent of net assets which the securities represent.


       SECURITY            ACQUISITION                MARKET       PERCENTAGE
     DESCRIPTION               DATE        COST        VALUE     OF NET ASSETS
-------------------------  -----------   --------    --------    --------------
Chaparral Resources, Inc.    07/28/98    $250,000    $ 18,057        0.01%
MaMaMedia, Inc.              09/13/99     499,994     499,997        0.30%



6. CAPITAL SHARE TRANSACTIONS

     The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.

   Transactions in shares of each Portfolio were as follows:

                                                   FOR THE
                                                  SIX MONTHS        FOR THE
                                                    ENDED             YEAR
                                                   JUNE 30,           ENDED
                                                     2000          DECEMBER 31,
                                                 (UNAUDITED)          1999
                                                 -----------      -----------
Shares sold                                        6,747,510       10,839,440
Shares issued to shareholders on reinvestment
   of dividends and distributions                          0                0
Shares redeemed                                   (5,084,494)      (8,211,345)
                                                  ----------       ----------
Net increase in shares outstanding                 1,663,016        2,628,095
                                                  ==========       ==========

                      (This page left intentionally blank)

                      (This page left intentionally blank)

                                [GRAPHIC OMITTED]
                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT


                      P.O. BOX 9030, BOSTON, MA 02205-9030
                      800-222-8977 (BULLET) www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRPVF-3-0600

================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.


================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.


The Prudential Insurance Company of America                         ------------
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